Exhibit 10.1

NINTH AMENDMENT TO CREDIT AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this "Ninth Amendment"), dated as of December 15, 2022, is by and between CARROLS RESTAURANT GROUP, INC., a Delaware corporation formerly known as Carrols Holdco Inc. (the "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the "Administrative Agent"). Unless defined in this Ninth Amendment, capitalized terms used herein shall have the meanings ascribed to them in the Amended Credit Agreement, and the rules of construction set forth in the Amended Credit Agreement shall apply to this Ninth Amendment.

WITNESSETH

WHEREAS, the Borrower, the Guarantors, the several banks and other financial institutions party thereto from time to time (the "Lenders") and the Administrative Agent are parties to that certain Credit Agreement dated as of April 30, 2019, as amended by the First Amendment dated as of December 13, 2019, as further amended by the Second Amendment to Credit Agreement dated as of March 25, 2020, as further amended by the Third Amendment to Credit Agreement dated as of April 8, 2020, as further amended by the Fourth Amendment to Credit Agreement dated as of April 16, 2020, as further amended by the Fifth Amendment to Credit Agreement dated as of June 23, 2020, as further amended by the Sixth Amendment to Credit Agreement dated as of April 6, 2021,as further amended by the Seventh Amendment to Credit Agreement dated as of June 28, 2021 and as further amended by the Eighth Amendment to the Credit Agreement dated as of September 30, 2021 (as further amended, amended and restated, waived, supplemented or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, pursuant to Section 2.13(c)(iii) of the Credit Agreement, the Administrative Agent has made the determination that (x) the LIBOR Rate is no longer a widely recognized benchmark rate for newly originated loans in the U.S. syndicated loan market and (y) the applicable supervisor or administrator governing LIBOR Rate Loans has made a public statement identifying a specific date after which the LIBOR Rate shall no longer be used for determining interest rates for loans in the U.S. syndicated market;

WHEREAS, the Administrative Agent and the Borrower have agreed to amend the Credit Agreement to replace the LIBOR Rate for Dollars with an alternative rate of interest;

WHEREAS, pursuant to Section 2.13(c) of the Credit Agreement, this Ninth Amendment shall become effective without any further action or consent of any other party to the Credit Agreement so long as the Administrative Agent shall not have received, within five (5) Business Day of the delivery of such amendment to the Lenders, written notices from such Lenders that in the aggregate constitute Required Lenders, with each such notice stating that such Lender objects to such amendment; and

WHEREAS, this Ninth Amendment was delivered to the Lenders via posting on December 7, 2022 (the "Posting Date").

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS

1.1. Amendments. Subject to the occurrence of the Ninth Amendment Effective Date (as defined below):

(a) the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: double underlined text) as set forth on the pages of the Credit Agreement attached as Annex A hereto (the Credit Agreement, as so amended by this Ninth Amendment, the "Amended Credit Agreement");

(b) "Exhibit 1.1(d)" of the Credit Agreement is hereby amended and restated in its entirety in the form attached as Annex B hereto; and

(c) "Exhibit 1.1(e)" of the Credit Agreement is hereby amended and restated in its entirety in the form attached as Annex C hereto.

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1. Closing Conditions. This Ninth Amendment shall become effective on the date that each of the following conditions are satisfied (such date, the "Ninth Amendment Effective Date"):

(a) the Administrative Agent shall have received counterparts of this Ninth Amendment duly executed by the Borrower and the Administrative Agent;

(b) the Administrative Agent shall have posted this Ninth Amendment to all Lenders on the Posting Date and the Administrative Agent shall not have received written notice from Lenders constituting the Required Lenders within five (5) Business Days of the Posting Date stating that such Required Lenders object to this Ninth Amendment; and

(c) Cahill Gordon & Reindel LLP, counsel to the Administrative Agent, shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Ninth Amendment, in each case, to the extent the Borrower receives an invoice therefor at least one Business Day prior to the date hereof.

(d) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Ninth Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

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ARTICLE III
MISCELLANEOUS

3.1. Amended Terms. On and after the Ninth Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Amended Credit Agreement. The execution, delivery and effectiveness of this Ninth Amendment shall not, except as expressly provided herein, operate as a waiver of (or otherwise affect) any right, power or remedy of any Lender or any Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

3.2. Representations and Warranties of Credit Parties. The Borrower represents and warrants as follows:

(a) It has taken all necessary limited liability company, partnership or corporate action to authorize the execution, delivery and performance of this Ninth Amendment;

(b) This Ninth Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Ninth Amendment (other than those that have been obtained);

(d) The representations and warranties set forth in Article III of the Amended Credit Agreement, in the other Credit Documents and which are contained in any certificate furnished at any time under or in connection therewith are (i) with respect to representations and warranties that contain a materiality qualification, true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case on the date hereof as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty remain true and correct as of such earlier date;

(e) After giving effect to this Ninth Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default; and

(f) Except as expressly set forth herein, the Credit Party Obligations are not reduced or modified by this Ninth Amendment and are not subject to any offsets, defenses or counterclaims.

3.3. Reaffirmation of Credit Party Obligations; No Novation. The Borrower hereby ratifies the Amended Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Documents applicable to it and (b) that it is responsible for the

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observance and full performance of its respective Credit Party Obligations. The Borrower (a) confirms that all obligations of such Credit Party under the Credit Documents shall remain obligations of such Credit Party following the execution of this Ninth Amendment and (b) agrees that all security interests granted by it pursuant to any Credit Document shall continue to secure the payment of all obligations of each of the Credit Parties under the Credit Agreement and other Credit Documents, in each case, as modified by this Ninth Amendment. The Borrower confirms that the amendment of the Credit Agreement pursuant to this Ninth Amendment shall not constitute a novation of the Credit Agreement or any other Credit Document.

3.4. Credit Document. This Ninth Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5. Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Ninth Amendment, including, without limitation, the reasonable and documented fees and expenses of the Administrative Agent's external legal counsel.

3.6. Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is reasonably necessary to carry out the intent of this Ninth Amendment.

3.7. Entirety. This Ninth Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8. Counterparts; Telecopy. This Ninth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. The execution and delivery of this Ninth Amendment shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such electronic signature shall be promptly followed by the original thereof.

3.9. No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent's or the Lenders' respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10. GOVERNING LAW. THIS NINTH AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401

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-5- AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), WITHOUT REF- ERENCE TO ANY CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF. 3.11. Headings. Article and Section headings used herein are for convenience of refer- ence only, are not part of this Ninth Amendment and are not to affect the construction of, or be taken into consideration in interpreting, this Ninth Amendment. 3.12. Successors and Assigns. This Ninth Amendment shall be binding upon and in- ure to the benefit of the parties hereto and their respective successors and assigns. 3.13. Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The juris- diction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] IN WITNESS WHEREOF the parties hereto have caused this Ninth Amendment to be duly executed on the date first above written. BORROWER: CARROLS RESTAURANT GROUP, INC., a Delaware corporation By: Name: Title: WELLS FARGO BANK, NATIONAL ASSOCI- ATION, as Administrative Agent By: Name: Title: ANNEX A AMENDED CREDIT AGREEMENT

Annex A

Published CUSIP Number: 14576JAC7
Revolving Loan CUSIP Number: 14576JAD5
Term Loan CUSIP Number: 14576JAE3

$550,000,000

CREDIT AGREEMENT[1]

among

CARROLS RESTAURANT GROUP, INC.
(formerly known as Carrols Holdco Inc.),
as Borrower,

CERTAIN DOMESTIC SUBSIDIARIES OF THE BORROWER
FROM TIME TO TIME PARTY HERETO,
as Guarantors,

THE LENDERS PARTY HERETO,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

Dated as of April 30, 2019

WELLS FARGO SECURITIES, LLC,
COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH,
MANUFACTURERS AND TRADERS TRUST COMPANY, and
SUNTRUST ROBINSON HUMPHREY, INC.,
as Co- Lead Arrangers and Joint Bookrunners,

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH,
MANUFACTURERS AND TRADERS TRUST COMPANY, and
SUNTRUST BANK,
as Co- Syndication Agents
and

FIFTH THIRD BANK,
as Documentation Agent

[1] For convenience, the Annex is conformed to incorporate changes previously made pursuant to First Amendment through and including the Eighth Amendment to the Credit Agreement.

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS 1

Section 1.1	Defined Terms	1
Section 1.2	Other Definitional Provisions	~~40~~44
Section 1.3	Accounting Terms	~~40~~44
Section 1.4	Time References	~~41~~45
Section 1.5	Execution of Documents	~~41~~45
Section 1.6	Limited Condition Acquisition.	~~41~~46
Section 1.7	Designation of Subsidiaries.	~~43~~47
Section 1.8	Effectuation of Transactions.	~~43~~47
Section 1.9	Rates.	47
Section 1.10	Division.	~~43~~48

ARTICLE II

THE LOANS; AMOUNT AND TERMS ~~43~~48

Section 2.1	Revolving Loans	~~43~~48
Section 2.2	Term Loans	~~45~~49
Section 2.3	Letter of Credit Subfacility	~~47~~52
Section 2.4	[Reserved]	~~50~~55
Section 2.5	Fees	~~50~~55
Section 2.6	Commitment Reductions	~~51~~55
Section 2.7	Prepayments	~~51~~56
Section 2.8	Default Rate and Payment Dates	~~55~~60
Section 2.9	Conversion Options	~~55~~60
Section 2.10	Computation of Interest and Fees; Usury	~~56~~61
Section 2.11	Pro Rata Treatment and Payments	~~57~~61
Section 2.12	Non-Receipt of Funds by the Administrative Agent	~~58~~63
Section 2.13	Inability to Determine Interest Rate	~~59~~64
Section 2.14	Yield Protection	~~61~~67
Section 2.15	Compensation for Losses; ~~Eurocurrency~~Term SOFR Liabilities	~~62~~68
Section 2.16	Taxes	~~62~~69
Section 2.17	Indemnification; Nature of Issuing Lender's Duties	~~65~~71
Section 2.18	Illegality	~~66~~72
Section 2.19	Mitigation Obligations; Replacement of Lenders	~~66~~73
Section 2.20	Cash Collateral	~~67~~74
Section 2.21	Defaulting Lenders	~~68~~74
Section 2.22	Incremental Term Loans and Revolving Facility Increase	~~70~~76
Section 2.23	Refinancing Facilities.	~~73~~79
Section 2.24	Amend and Extend Transactions.	~~77~~84

ARTICLE III

REPRESENTATIONS AND WARRANTIES ~~79~~85

Section 3.1	Financial Statements	~~79~~85
Section 3.2	No Material Adverse Effect	~~79~~85
Section 3.3	Corporate Existence; Compliance with Law; Patriot Act Information	~~79~~85

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Page

Section 3.4	Corporate Power; Authorization; Enforceable Obligations	~~79~~86
Section 3.5	No Legal Bar; No Default	~~80~~86
Section 3.6	No Material Litigation	~~80~~86
Section 3.7	Investment Company Act; etc.	~~80~~87
Section 3.8	Margin Regulations	~~80~~87
Section 3.9	ERISA	~~81~~87
Section 3.10	Environmental Matters	~~81~~87
Section 3.11	Use of Proceeds	~~82~~88
Section 3.12	Subsidiaries; Joint Ventures; Partnerships; Capital Structure	~~82~~88
Section 3.13	Ownership	~~82~~88
Section 3.14	Consent; Governmental Authorizations	~~82~~89
Section 3.15	Taxes and Payments	~~82~~89
Section 3.16	Collateral Representations	~~83~~89
Section 3.17	Solvency	~~84~~90
Section 3.18	Compliance with FCPA and Anti-Corruption Laws	~~84~~90
Section 3.19	[Reserved]	~~84~~90
Section 3.20	Brokers' Fees	~~84~~90
Section 3.21	Labor Matters	~~84~~91
Section 3.22	Accuracy and Completeness of Information	~~84~~91
Section 3.23	Material Contracts	~~85~~91
Section 3.24	Insurance	~~85~~91
Section 3.25	Security Documents	~~85~~91
Section 3.26	Classification of Senior Indebtedness	~~85~~91
Section 3.27	Anti-Terrorism Laws	~~85~~92
Section 3.28	Compliance with OFAC Rules and Regulations and Sanctions	~~85~~92
Section 3.29	[Reserved].	~~86~~92
Section 3.30	Flood Hazards Determinations; Flood Hazard Insurance	~~86~~92
Section 3.31	Franchise Agreements	~~86~~92
Section 3.32	Beneficial Ownership Certification	~~86~~93

ARTICLE IV

CONDITIONS PRECEDENT		~~86~~93
Section 4.1	Conditions to Closing Date	~~86~~93
Section 4.2	Conditions to All Extensions of Credit after the Closing Date	~~90~~97

ARTICLE V

AFFIRMATIVE COVENANTS		~~91~~97
Section 5.1	Financial Statements	~~91~~98
Section 5.2	Certificates; Other Information	~~92~~99
Section 5.3	Payment of Taxes and Other Obligations	~~94~~100
Section 5.4	Conduct of Business and Maintenance of Existence	~~94~~100
Section 5.5	Maintenance of Property; Insurance	~~94~~101
Section 5.6	Maintenance of Books and Records	~~95~~101
Section 5.7	Notices	~~95~~101
Section 5.8	Environmental Laws	~~96~~102
Section 5.9	Financial Covenant	~~96~~103
Section 5.10	Additional Guarantors	~~97~~103
Section 5.11	Compliance with Law	~~97~~103
Section 5.12	Pledged Assets	~~97~~103
Section 5.13	[Reserved].	~~98~~104

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Page

Section 5.14	Further Assurances and Post-Closing Covenants	~~98~~104
Section 5.15	New Restaurants; Franchise Agreements	~~100~~106
Section 5.16	Use of Proceeds	~~100~~106
Section 5.17	Compliance with Material Contracts	~~100~~106
Section 5.18	Maintenance of Consents, Approvals, Licenses and Permits	~~100~~106
Section 5.19	Compliance with ERISA	~~100~~106
Section 5.20	Maintenance of Debt Ratings	~~100~~107
Section 5.21	Patriot Act, etc.	~~101~~107
Section 5.22	PPP Indebtedness	~~101~~107

ARTICLE VI

NEGATIVE COVENANTS ~~101~~107

Section 6.1	Indebtedness	~~101~~107
Section 6.2	Liens	~~103~~109
Section 6.3	Nature of Business	~~105~~111
Section 6.4	Fundamental Changes; Consolidation, Merger, Sale or Purchase of Assets	~~105~~112
Section 6.5	Advances, Investments and Loans	~~108~~114
Section 6.6	Transactions with Affiliates	~~109~~115
Section 6.7	Ownership of Subsidiaries; Restrictions	~~109~~115
Section 6.8	Corporate and Accounting Changes; Material Contracts	~~109~~115
Section 6.9	Limitation on Certain Restricted Actions on Restricted Subsidiaries	~~110~~116
Section 6.10	Restricted Payments	~~110~~116
Section 6.11	Payments and Amendments of Junior Debt.	~~111~~117
Section 6.12	Sale Leasebacks	~~112~~118
Section 6.13	No Further Negative Pledges	~~112~~118
Section 6.14	Compliance with OFAC Rules and Regulations and Sanctions and Compliance with FCPA and Anti-Corruption Laws	~~112~~118

ARTICLE VII

EVENTS OF DEFAULT ~~113~~119

Section 7.1	Events of Default	~~113~~119
Section 7.2	Acceleration; Remedies	~~115~~121

ARTICLE VIII

THE ADMINISTRATIVE AGENT ~~116~~122

Section 8.1	Appointment and Authority	~~116~~122
Section 8.2	Nature of Duties	~~116~~122
Section 8.3	Exculpatory Provisions	~~116~~123
Section 8.4	Reliance by Administrative Agent	~~117~~123
Section 8.5	Notice of Default	~~118~~124
Section 8.6	Non-Reliance on Administrative Agent and Other Lenders	~~118~~124
Section 8.7	Indemnification	~~118~~124
Section 8.8	Administrative Agent in Its Individual Capacity	~~118~~125
Section 8.9	Resignation of Administrative Agent	~~119~~125
Section 8.10	Collateral and Guaranty Matters	~~120~~126
Section 8.11	Bank Products	~~120~~127
Section 8.12	Withholding Taxes.	~~121~~127
Section 8.13	Erroneous Payments.	~~121~~127

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Page

ARTICLE IX

MISCELLANEOUS ~~123~~129

Section 9.1 Amendments, Waivers, Consents and Release of Collateral ~~123~~129
Section 9.2 Notices ~~126~~132
Section 9.3 No Waiver; Cumulative Remedies ~~127~~133
Section 9.4 Survival of Representations and Warranties ~~127~~133
Section 9.5 Payment of Expenses and Taxes; Indemnity ~~127~~133
Section 9.6 Successors and Assigns; Participations ~~129~~135
Section 9.7 Right of Set-off; Sharing of Payments ~~134~~140
Section 9.8 Table of Contents and Section Headings ~~135~~141
Section 9.9 Counterparts; Effectiveness; Electronic Execution ~~135~~141
Section 9.10 Severability ~~135~~141
Section 9.11 Integration ~~136~~141
Section 9.12 Governing Law ~~136~~142
Section 9.13 Consent to Jurisdiction; Service of Process and Venue ~~136~~142
Section 9.14 Confidentiality ~~136~~142
Section 9.15 Acknowledgments ~~137~~143
Section 9.16 Waivers of Jury Trial; Waiver of Punitive and Consequential Damages ~~137~~143
Section 9.17 Patriot Act Notice ~~138~~143
Section 9.18 Resolution of Drafting Ambiguities ~~138~~144
Section 9.19 Subordination of Intercompany Debt ~~138~~144
Section 9.20 Continuing Agreement ~~138~~144
Section 9.21 [Reserved] ~~138~~144
Section 9.22 Press Releases and Related Matters ~~138~~144
Section 9.23 Appointment of Borrower ~~139~~145
Section 9.24 No Advisory or Fiduciary Responsibility ~~139~~145
Section 9.25 Responsible Officers ~~139~~145
Section 9.26 Acknowledgement and Consent to Bail-In of EEA Financial Institutions ~~140~~146
Section 9.27 Certain ERISA Matters ~~140~~146

ARTICLE X

GUARANTY ~~141~~147

Section 10.1 The Guaranty ~~141~~147
Section 10.2 Bankruptcy ~~141~~147
Section 10.3 Nature of Liability ~~142~~148
Section 10.4 Independent Obligation ~~142~~148
Section 10.5 Authorization ~~142~~148
Section 10.6 Reliance ~~142~~148
Section 10.7 Waiver ~~143~~149
Section 10.8 Limitation on Enforcement ~~143~~149
Section 10.9 Confirmation of Payment ~~144~~150
Section 10.10 Eligible Contract Participant ~~144~~150
Section 10.11 Keepwell ~~144~~150
Section 10.12 Termination and Release ~~144~~150

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Schedules

Schedule 1.1(a)	Investments
Schedule 1.1(b)	Liens
Schedule 1.1(c)	Excluded Real Property
Schedule 1.1(d)	Existing Letters of Credit
Schedule 1.1(f)	Revolving Commitments and Percentages
Schedule 3.3	Patriot Act Information
Schedule 3.6	Litigation
Schedule 3.12(a)	Restricted Subsidiaries
Schedule 3.12(b)	Unrestricted Subsidiaries
Schedule 3.16(a)	Intellectual Property
Schedule 3.16(b)	Documents, Instruments and Tangible Chattel Paper
Schedule 3.16(c)	Electronic Chattel Paper, Letter-of-Credit Rights and Uncertificated Securities
Schedule 3.16(d)	Commercial Tort Claims
Schedule 3.16(e)	Pledged Equity Interests
Schedule 3.16(f)(i)	Mortgaged Properties
Schedule 3.16(f)(ii)	Other Collateral Locations
Schedule 3.23	Material Contracts
Schedule 3.24	Insurance
Schedule 3.31	Franchise Agreements
Schedule 6.1(b)	Indebtedness

Exhibits

Exhibit 1.1(b)	Form of Assignment and Assumption
Exhibit 1.1(c)	Form of Joinder Agreement
Exhibit 1.1(d)	Form of Notice of Borrowing
Exhibit 1.1(e)	Form of Notice of Conversion/Extension
Exhibit 1.1(f)	Form of Permitted Acquisition Certificate
Exhibit 1.1(g)	Form of Bank Product Provider Notice
Exhibit 2.1(a)	Form of Funding Indemnity Letter
Exhibit 2.1(e)	Form of Revolving Loan Note
Exhibit 2.2(d)	Form of Term Loan Note
Exhibit 2.16-1	Form of U.S. Tax Compliance Certificate
Exhibit 2.16-2	Form of U.S. Tax Compliance Certificate
Exhibit 2.16-3	Form of U.S. Tax Compliance Certificate
Exhibit 2.16-4	Form of U.S. Tax Compliance Certificate
Exhibit 4.1(b)	Form of Officer's Certificate
Exhibit 4.1(l)	Form of Solvency Certificate
Exhibit 4.1(r)	Form of Closing Certificate
Exhibit 5.2(b)	Form of Officer's Compliance Certificate

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THIS CREDIT AGREEMENT, dated as of April 30, 2019, as amended by the First Amendment dated as of December 13, 2019, as further amended by the Second Amendment to Credit Agreement dated as of March 25, 2020, as further amended by the Third Amendment to Credit Agreement dated as of April 8, 2020, as further amended by the Fourth Amendment to Credit Agreement dated as of April 16, 2020, as further amended by the Fifth Amendment to Credit Agreement dated as of June 23, 2020, as further amended by the Sixth Amendment to Credit Agreement dated as of April 6, 2021, as further amended by the Seventh Amendment to Credit Agreement dated as of June 28, 2021 and as further amended by the Eighth Amendment to the Credit Agreement dated as of September 30, 2021 (as further amended, amended and restated, waived, supplemented or otherwise modified from time to time, the "Credit Agreement") is by and among **CARROLS RESTAURANT GROUP, INC.**, a Delaware corporation formerly known as Carrols Holdco Inc. (the "Borrower"), the Guarantors (as hereinafter defined), the Lenders (as hereinafter defined) and **WELLS FARGO BANK, NATIONAL ASSOCIATION**, a national banking association, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, pursuant to an Agreement and Plan of Merger (together with the exhibits and disclosures schedules thereto, the "Cambridge Acquisition Agreement"), by and among the corporation formerly known as Carrols Restaurant Group, Inc., a Delaware corporation now known as Carrols Holdco Inc. ("Carrols"), the Borrower, GRC Mergersub Inc., a Delaware corporation and a direct, wholly-owned Subsidiary of the Borrower ("Carrols Merger Sub"), GRC Mergersub LLC, a Delaware limited liability company and a direct, wholly-owned Subsidiary of the Borrower ("Carrols CFP Merger Sub"), Cambridge Franchise Partners, LLC, a Delaware limited liability company ("CFP"), Cambridge Franchise Holdings, LLC, a Delaware limited liability company and a wholly-owned Subsidiary of CFP (the "LLC Member"), and New CFH, LLC, a Delaware limited liability company and a wholly-owned Subsidiary of the LLC Member (the "Acquired Company"), (i) Carrols Merger Sub shall be merged with and into Carrols, whereupon the separate existence of Carrols Merger Sub shall cease and Carrols shall be the surviving corporation and a wholly-owned Subsidiary of the Borrower, and (ii) Carrols CFP Merger Sub shall be merged with and into the Acquired Company, whereupon the separate existence of Carrols CFP Merger Sub shall cease and the Acquired Company shall be the surviving entity and a wholly-owned Subsidiary of the Borrower, each in accordance with the terms thereof (the foregoing transactions, the "Cambridge Acquisition");

WHEREAS, the Credit Parties (as hereinafter defined) have requested that the Lenders make loans and other financial accommodations to the Credit Parties in an aggregate amount of up to $550,000,000, as more particularly described herein; and

WHEREAS, the Lenders have agreed to make such loans and other financial accommodations to the Credit Parties on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Defined Terms.

As used in this Agreement, terms defined in the preamble to this Agreement have the meanings therein indicated, and the following terms have the following meanings:

"Acceptable Intercreditor Agreement" shall mean an intercreditor agreement, the terms of which are consistent with market terms governing security arrangements for the sharing of liens and/or arrangements relating to the distribution of payments, as applicable, (a) to the extent executed in connection with the incurrence of Indebtedness secured by Liens on the Collateral intended to rank equal in priority to the Liens on the Collateral securing the Obligations, on a pari passu basis, (b) to the extent executed in connection with the incurrence of Indebtedness secured by Liens on the Collateral intended to rank junior in priority to the Liens on the Collateral

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securing the Obligations, on a junior basis, and/or (c) to the extent executed in connection with the incurrence of Indebtedness intended to rank junior in rights to payment to the Obligations, on a junior basis, in each case at the time such intercreditor agreement is proposed to be established, as determined by the Administrative Agent and the Borrower in the exercise of reasonable judgment, and, in each case that is reasonably satisfactory to the Administrative Agent and is among the Administrative Agent and one or more representatives for the holders of any such Indebtedness.

"Additional Credit Party" shall mean each Person that becomes a Guarantor by execution of a Joinder Agreement in accordance with Section 5.10.

"Additional First Lien Debt" shall have the meaning set forth in Section 2.7(b)(vi)(B).

"Adjusted Daily Simple SOFR" means, for any day (a "SOFR Rate Day"), a rate per annum equal to the greater of (a) the sum of (i) SOFR for the day (such day, a "SOFR Determination Day") that is five (5) U.S. Government Securities Business Days prior to (A) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (B) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator's Website; provided that if by 5:00 p.m. on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator's Website and a Benchmark Replacement Date with respect to Adjusted Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator's Website; provided further that SOFR as determined pursuant to this proviso shall be utilized for purposes of calculation of Adjusted Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days and (ii) the Term SOFR Adjustment and (b) the Floor. Any change in Adjusted Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.

"Adjusted Daily Simple SOFR Loan" means any Loan bearing interest at a rate based on Adjusted Daily Simple SOFR (other than pursuant to the Adjusted Daily Simple SOFR component of the definition of "Alternate Base Rate", as provided in Sections 2.1(d)(i) and 2.2(c)(i)).

"Adjusted Term SOFR" shall mean, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.

"Adjusted Term SOFR Loan" shall mean a Loan that bears interest at a rate based on the Adjusted Term SOFR"

"Administrative Agent" or "Agent" shall have the meaning set forth in the preamble of this Agreement and shall include any successors in such capacity.

"Administrative Questionnaire" shall mean an Administrative Questionnaire in a form supplied by the Administrative Agent.

"Affiliate" shall mean, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, the Person specified.

"Affiliated Lender" means, at any time, any Lender that is an Affiliate of the Borrower (other than the Borrower and its Subsidiaries) at such time, subject in each case to the terms of Section 9.6(g).

"Agreement" or "Credit Agreement" shall mean this Agreement, as amended, modified, extended, restated, replaced, or supplemented from time to time in accordance with its terms.

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“Alternate Base Rate” shall mean, forat any day, a rate per annum equal to the greatesttime, the highest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1.0% and (c) the sum of (i) LIBOR (as determined pursuant to the definition of “LIBOR”), for an Interest Period of one (1) month commencing on such day plus (ii) 1.0%, in each instance as of such date of determinationplus 0.50% and (c) Adjusted Daily Simple SOFR in effect on such day plus 1.00%; each change in the Alternate Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or Adjusted Daily Simple SOFR, as applicable (provided that clause (c) shall not be applicable during any period in which Adjusted Daily Simple SOFR is unavailable or unascertainable). Notwithstanding the foregoing, in no event shall the Alternate Base Rate be less than 1.00%. For purposes hereof: “Prime Rate” shall mean, at any time, the rate of interest per annum publicly announced or otherwise identified from time to time by Wells Fargo at its principal office in San Francisco, California as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by Wells Fargo as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks; and “Federal Funds Effective Rate” shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published on the next succeeding Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive in the absence of manifest error) (A) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms above or (B) that the Prime Rate or LIBORAdjusted Daily Simple SOFR no longer accurately reflects an accurate determination of the prevailing Prime Rate or LIBORAdjusted Daily Simple SOFR, the Administrative Agent may select a reasonably comparable index or source to use as the basis for the Alternate Base Rate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in any of the foregoing will become effective on the effective date of such change in the Federal Funds Rate, the Prime Rate or LIBOR for an Interest Period of one (1) monthAdjusted Daily Simple SOFR. Notwithstanding anything contained herein to the contrary, to the extent that the provisions of Section 2.13 shall be in effect in determining LIBORAdjusted Daily Simple SOFR pursuant to clause (c) hereof, the Alternate Base Rate shall be the greater of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1.0%. “Alternate Base Rate Loans” shall mean Loans that bear interest at an interest rate based on the Alternate Base Rate. “Anti-Corruption Laws” shall have the meaning set forth in Section 3.18. “Anti-Money Laundering Laws” shall mean any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to a Credit Party, its Subsidiaries or Affiliates related to terrorism financing or money laundering, including any applicable provision of the Patriot Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959. “Anti-Terrorism Order” shall mean that certain Executive Order 13224 signed into law on September 23, 2001. “Applicable Make-Whole Amount” shall means with respect to any prepayment of Incremental Term B-1 Loans pursuant to Section 2.7(a) or Section 2.7(b)(iii) prior to the first anniversary of the Fifth Amendment Effective Date, an amount equal to the present value as of the date of such prepayment (the “Prepayment Date”) of the amount of interest that would have been paid on the principal amount of the Incremental Term B-1 Loans being so prepaid for the period from and including the Prepayment Date to but excluding the date that is the one (1) year anniversary of the Fifth Amendment Effective Date using a discount rate equal to the Applicable Treasury Rate plus 50 basis points (in each case, calculated on the basis of the interest rate with respect to the Incremental Term B-1 Loans that is in effect on the Prepayment Date and on the basis of actual days elapsed over a year of three hundred sixty-five (365) days). - 3- “Applicable Margin” shall mean (a) in the case of the Revolving Facility and the Letter of Credit Fees, 3.25% for LIBOR RateAdjusted Term SOFR Loans and 2.25% for Alternate Base Rate Loans, (b) in the case of the Initial Term Loan Facility, 3.25% for LIBOR RateAdjusted Term SOFR Loans and 2.25% for Alternate Base Rate Loans and (c) in the case of the Incremental Term B-1 Facility, 6.25% for LIBOR RateAdjusted Term SOFR Loans and 5.25% for Alternate Base Rate Loans. “Applicable Percentage” shall mean, with respect to any Revolving Lender, the percentage of the total Revolving Commitments represented by such Revolving Lender’s Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentage shall be determined based on the Revolving Commitments most recently in effect, giving effect to any assignments. “Applicable Treasury Rate” shall mean, with respect to the Applicable Make-Whole Amount, as of the applicable Prepayment Date, the weekly average rounded to the nearest 1/100th of a percentage point (for the most recently completed week for which such information is available as of the date that is two (2) Business Days prior to the applicable Prepayment Date) of the yield to maturity of United States Treasury securities with a constant maturity (as compiled and published in the Federal Reserve Statistical Release H.15 with respect to each applicable day during such week (or, if such statistical release is not so published or available, any publicly available source of similar market data selected by the Borrower in good faith)) most nearly equal to the period from and including the applicable Prepayment Date to but excluding the date that is the one (1) year anniversary of the Fifth Amendment Effective Date; provided that if the period from and including the applicable Prepayment Date to but excluding the date that is the one (1) year anniversary of the Fifth Amendment Effective Date is not equal to the constant maturity of a United States Treasury security for which such an average yield is given, the Applicable Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given. “Approved Bank” shall have the meaning set forth in the definition of “Cash Equivalents.” “Approved Fund” shall mean any Fund that is administered, managed or underwritten by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Asset Disposition” shall mean the disposition of any or all of the assets (including, without limitation, the Equity Interests of a Subsidiary or any ownership interest in a joint venture) of any Credit Party or any Restricted Subsidiary of a Credit Party whether by sale, lease, transfer or otherwise, in a single transaction or in a series of transactions. The term “Asset Disposition” shall not include (a) the sale, lease, transfer or other disposition of assets permitted by Sections 6.4(a)(i) through (vi) and (x), or (b) any issuance by the Borrower of its Equity Interests. “Assignment and Assumption” shall mean an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 9.6), and accepted by the Administrative Agent, in substantially the form of Exhibit 1.1(b) or any other form approved by the Administrative Agent. “Available Amount” shall mean, at any time, an amount, at such time equal to the sum, without duplication, of: $50,000,000; plus(a) Retained Excess Cash Flow (to the extent greater than zero) (the “Growth Amount”); plus(b) 100% of the aggregate Net Cash Proceeds and the Fair Market Value of Cash Equivalents or other(c) property received by the Borrower following the Closing Date from (i) an issuance of Qualified Equity Interests that are Not Otherwise Applied (other than an issuance of Equity Interests (A) of Disqualified Equity Interests or (B) to a Restricted Subsidiary thereof) and (ii) Indebtedness of the Borrower or a Restricted Subsidiary of the Borrower that has been converted into or exchanged for such Qualified Equity Interests of the Borrower or any direct or indirect parent company of the Borrower; plus - 4- 100% of the aggregate amount of cash and the Fair Market Value of Cash Equivalents or other(d) property contributed to the capital of the Borrower from a Person other than its Restricted Subsidiaries following the Closing Date (other than Disqualified Equity Interests); plus 100% of (i) the aggregate amount received in cash and the Fair Market Value of any Cash(e) Equivalents or other property received by means of (A) a sale or other disposition (other than to the Borrower or any Restricted Subsidiary) of Investments made by the Borrower or a Restricted Subsidiary pursuant to Section 6.5(n) and (B) repurchases and redemptions of such Investments from the Borrower or any of its Restricted Subsidiaries and repayments of loans or advances, and releases of guarantees, which constitute Investments made by a Borrower or the Restricted Subsidiaries pursuant to Section 6.5(n), in each case, not in an amount in excess of the original amount of such Investment, (ii) returns, profits, distributions and similar amounts actually received by the Borrower and its Restricted Subsidiaries on Investments made pursuant to Section 6.5(n) and not in an amount in excess of the original amount of such Investment and (iii) the sale (other than to the Borrower or any Restricted Subsidiary) of the Equity Interests of an Unrestricted Subsidiary or a distribution or dividend of cash, Cash Equivalents or other property actually received by the Borrower or a Restricted Subsidiary from an Unrestricted Subsidiary (with the amount of any distribution or dividend of Cash Equivalents or other property (other than cash) to be the Fair Market Value thereof) after the Closing Date; plus in the case of a redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary after the(f) Closing Date, the Fair Market Value of the Investment in such Unrestricted Subsidiary at the time of the redesignation of such Unrestricted Subsidiary as a Restricted Subsidiary; plus the aggregate amount of Declined Proceeds retained by the Borrower and its respective Restricted(g) Subsidiaries pursuant to Section 2.7(b)(vii), minus the sum, without duplication, of:(h) the aggregate amount of Investments made pursuant to Section 6.5(n) after the Seventh(i) Amendment Effective Date and prior to such date of determination; plus the aggregate amount of Restricted Payments made pursuant to Section 6.10(h) after the(ii) Seventh Amendment Effective Date and prior to such date of determination; plus the aggregate amount of Restricted Junior Debt Payments made pursuant to Section(iii) 6.11(b)(vi) after the Seventh Amendment Effective Date and prior to such date of determination. “Available Tenor” shall mean, as of any date of determination and with respect to any then-current Benchmark (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.18. “Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bank Product” shall mean any of the following products, services or facilities extended to any Credit Party or any Restricted Subsidiary of a Credit Party by any Bank Product Provider: (a) Cash Management Services; (b) products under any Hedging Agreement; and (c) commercial credit card, purchase card and merchant card services; - 5- provided, however, that for any of the foregoing to be included as “Credit Party Obligations” for purposes of a distribution under Section 2.11(b), the applicable Bank Product Provider must have previously provided a Bank Product Provider Notice to the Administrative Agent which shall provide the following information: (i) the existence of such Bank Product and (ii) the maximum dollar amount (if reasonably capable of being determined) of obligations arising thereunder (the “Bank Product Amount”). The Bank Product Amount may be changed from time to time upon written notice to the Administrative Agent by the Bank Product Provider. Any Bank Product established from and after the time that the Lenders have received written notice from the Borrower or the Administrative Agent that an Event of Default exists, until such Event of Default has been waived in accordance with Section 9.1, shall not be included as “Credit Party Obligations” for purposes of a distribution under Section 2.11(b). “Bank Product Amount” shall have the meaning set forth in the definition of “Bank Product.” “Bank Product Debt” shall mean the Indebtedness and other obligations of any Credit Party or Restricted Subsidiary relating to Bank Products. “Bank Product Provider” shall mean any Person that provides (a) Cash Management Services, (b) products under any Hedging Agreement and (c) commercial credit card, purchase card and merchant card services to a Credit Party or any Restricted Subsidiary of a Credit Party to the extent that (a) such Person is the Administrative Agent, a Lender, a Lead Arranger, an Affiliate of the Administrative Agent, a Lender or a Lead Arranger, or any other Person that was the Administrative Agent, a Lender or a Lead Arranger (or an Affiliate of the Administrative Agent, a Lender or a Lead Arranger) at the time it entered into the Bank Product (even if such Person has ceased to be the Administrative Agent, a Lender or a Lead Arranger (or whose Affiliate has ceased to be the Administrative Agent, a Lender or a Lead Arranger) under the Credit Agreement) or (b) such Person is the Administrative Agent, a Lender or a Lead Arranger or an Affiliate of the Administrative Agent, a Lender or the Lead Arranger on the Closing Date and the Bank Product was entered into on or prior to the Closing Date (even if such Person ceases to be the Administrative Agent, a Lender or a Lead Arranger or such Person’s Affiliate ceased to be the Administrative Agent, a Lender or a Lead Arranger). “Bank Product Provider Notice” shall mean a notice substantially in the form of Exhibit 1.1(g). “Bankruptcy Code” shall mean the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time. “Bankruptcy Event” shall mean any of the events described in Section 7.1(f). “Benchmark” shall mean, initially, Adjusted Term SOFR or Adjusted Daily Simple SOFR, as applicable; provided that if a Benchmark Transition Event has occurred with respect to Adjusted Daily Simple SOFR or Adjusted Term SOFR, as applicable, or the applicable then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.13(c)(i). “Benchmark Replacement” shall mean, with respect to any Benchmark Transition Event, for any then-current Benchmark the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for such Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Credit Documents. If the Benchmark Replacement is Adjusted Daily Simple SOFR, all interest payments will be payable on a monthly basis. “Benchmark Replacement Adjustment” shall mean, with respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor (if applicable), the - 6-

spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i)(a) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors (if applicable) of such Benchmark (or such component thereof); or in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which(b) such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor (if applicable) of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if the applicable then-current Benchmark has any Available Tenors, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors (if applicable) of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor (if applicable) of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors (if applicable) of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor (if applicable) of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors (if applicable) of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. - 7- For the avoidance of doubt, if the applicable then-current Benchmark has any Available Tenors, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” shall mean, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” shall mean, with respect to any then current Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.13(c) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.13. “Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230. “Benefit Plan” shall mean any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan.” “BK Leases” shall mean any leases or subleases with respect to a Restaurant where Burger King Corporation is the lessor or sublessor, respectively whether entered at, on, prior to, or after the Closing Date, as any of the same may from time to time be amended, modified, supplemented or restated. “Borrower” shall have the meaning set forth in the preamble of this Agreement. “Borrowing Date” shall mean, in respect of any Loan, the date such Loan is made. “Burger King Corporation” shall mean Burger King Corporation, a Florida corporation. “Burger King Franchise Agreement” shall mean any Franchise Agreement with Burger King Corporation. “Burger King Rights” shall mean the collective reference to Burger King Corporation’s rights (if any) under each Burger King Franchise Agreement pursuant to which Burger King Corporation shall be entitled to: (a) prior written notice of any sale of all or substantially all of the Voting Stock of the Borrower or any other Credit Party; (b) a right of first refusal to purchase all or substantially all of the Voting Stock of the Borrower or any other Credit Party or all or substantially all of the assets of a Restaurant subject to a Burger King Franchise Agreement in connection with a sale thereof; (c) prior approval of any sale of all or substantially all of the Voting Stock of the Borrower or any other Credit Party; and (d) prior written consent to the sale, assignment, transfer, conveyance or give-away of substantially all of the assets of any Restaurant subject to a Burger King Franchise Agreement; in each case to the extent set forth in a legally binding Burger King Franchise Agreement. “Business” shall have the meaning set forth in Section 3.10(b). “Business Day” shall mean any day other thanthat (a) is not a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed and (b) is not a day on which commercial banks in Boston, - 8- Massachusetts, San Francisco, California or New York, New York are authorized or required by law to close; provided, however, that when used in connection with a rate determination, borrowing or payment in respect of a LIBOR Rate Loan, the term “Business Day” shall also exclude any day on which banks in London, England are not open for dealings in Dollar deposits in the London interbank market. “Cambridge Acquisition” shall have the meaning set forth in the recitals hereto. “Cambridge Acquisition Agreement” shall have the meaning set forth in the recitals hereto. “Cambridge Registration Rights and Stockholders’ Agreement” shall mean the Registration Rights and Stockholders’ Agreement dated as of even date herewith between the Borrower and the LLC Member. “Capital Lease” shall mean any finance lease (within the meaning of FASB ASC 842). “Capital Lease Obligations” shall mean, at the time any determination thereof is to be made, the amount of finance lease liabilities in respect of finance leases (within the meaning of FASB ASC 842) that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP; provided that “Capital Lease Obligations” shall in no event include Operating Lease Liabilities. “CARES Act” means the Coronavirus Aid, Relief and Economic Security Act, as amended. “Cash Collateralize” shall mean to deposit in a Controlled Account or to pledge and deposit with, or deliver to, the Administrative Agent, for the benefit of one or more of the Issuing Lenders or the Lenders (as applicable), as collateral for LOC Obligations or obligations of Lenders to fund participations in respect of LOC Obligations, cash or deposit account balances or, if the applicable Issuing Lender shall agree, in its sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to (a) the Administrative Agent and (b) the applicable Issuing Lender. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” shall mean (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve (12) months from the date of acquisition (“Government Obligations”), (b) Dollar denominated time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (i) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (ii) any bank whose short-term commercial paper rating at the time of the acquisition thereof is at least A-1 or the equivalent thereof from S&P or from Moody’s is at least P-1 or the equivalent thereof from Moody’s (any such bank being an “Approved Bank”), in each case with maturities of not more than 364 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody’s and maturing within six (6) months of the date of acquisition, (d) repurchase agreements with a term of not more than thirty (30) days with a bank or trust company (including a Lender) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (e) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, (f) money market accounts subject to Rule 2a-7 of the Investment Company Act of 1940 (“Rule 2a-7”) which consist primarily of cash and cash equivalents set forth in clauses (a) through (e) above and of which 95% shall at all times be comprised of First Tier Securities (as defined in Rule 2a-7) and any remaining amount shall at all times be comprised of Second Tier Securities (as defined in Rule 2a-7) and (g) shares of any so-called “money market fund”; provided that such fund is registered under the Investment Company - 9- Act of 1940, has net assets of at least $500,000,000 and has an investment portfolio with an average maturity of 365 days or less. “Cash Management Services” shall mean any services provided from time to time to any Credit Party or Restricted Subsidiary of a Credit Party in connection with operating, collections, payroll, trust, or other depository or disbursement accounts, including automatic clearinghouse, controlled disbursement, depository, electronic funds transfer, information reporting, lockbox, stop payment, overdraft and/or wire transfer services and all other treasury and cash management services. “CFC” shall mean a “controlled foreign corporation” within the meaning of Section 957 of the Code. “Change in Law” shall mean the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued. “Change of Control” shall mean at any time the occurrence of any of the following events: (a) any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Exchange Act), other than the Permitted Holders (individually or in any combination as a group), is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have “beneficial ownership” of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, in excess of 40% of the then outstanding Voting Stock of the Borrower, (b) the replacement of a majority of the Board of Directors of the Borrower over a two-year period from the directors who constituted the Board of Directors at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board of Directors of the Borrower then still in office who either were members of such Board of Directors at the beginning of such period or whose election as a member of such Board of Directors was previously so approved or (c) there shall have occurred under any indenture or other instrument evidencing any Indebtedness in excess of $10,000,000 any “change in control” or similar provision (as set forth in the indenture, agreement or other evidence of such Indebtedness) obligating the Borrower or any of its Restricted Subsidiaries to repurchase, redeem or repay all or any part of the Indebtedness provided for therein. “Closing Date” shall mean the date of this Agreement. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. “Collateral” shall mean a collective reference to the collateral which is subject (or purported to be subject) to any Security Document and any other property or assets of a Credit Party, whether tangible or intangible and whether real or personal, that may from time to time secure (or purport to secure) the Credit Party Obligations; provided that there shall be excluded from the Collateral all Excluded Property (as defined in the Security Agreement). “Commitment Fee” shall have the meaning set forth in Section 2.5(a). “Commitment Percentage” shall mean the Revolving Commitment Percentage and/or the Term Loan Commitment Percentage, as appropriate. - 10-

“Commitment Period” shall mean (a) with respect to any Revolving Loan, the period from and including the Closing Date to but excluding the Revolving Maturity Date and (b) with respect to Letters of Credit, the period from and including the Closing Date to but excluding the date that is thirty (30) days prior to the Revolving Maturity Date. “Commitments” shall mean the Revolving Commitment, the LOC Commitment and the Term Loan Commitment, individually or collectively, as appropriate. “Committed Funded Exposure” shall mean, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Loans, LOC Obligations and Participation Interests at such time. “Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.). “Commonly Controlled Entity” shall mean an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001(b)(1) of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414(b) or 414(c) of the Code or, solely for purposes of Section 412 of the Code to the extent required by such Section, Section 414(m) or 414(o) of the Code. “Company Material Adverse Effect” shall have the meaning assigned to “Material Adverse Effect” set forth in the Cambridge Acquisition Agreement as it relates to the Acquired Company and its Subsidiaries. “Conforming Changes” means, with respect to either the use or administration of an initial Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.13 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Credit Documents). “Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated” shall mean, when used with reference to financial statements or financial statement items of the Borrower and its Restricted Subsidiaries or any other Person, such statements or items on a consolidated basis in accordance with the consolidation principles of GAAP. “Consolidated Capital Expenditures” shall mean, as of the last day of the most recently completed Reference Period, for such Reference Period, all expenditures of the Credit Parties and their Restricted Subsidiaries on a Consolidated basis for such period that in accordance with GAAP would be classified as capital expenditures, including, without limitation, Capital Lease Obligations. “Consolidated EBITDA” shall mean, as of the last day of the most recently completed Reference Period, for such Reference Period, without duplication, Consolidated Net Income for such period; plus(a) the sum of the following to the extent deducted (other than clauses (vi) and (ix) below) in(b) calculating Consolidated Net Income for such period: - 11- Consolidated Interest Expense for such period; plus(i) the provision for Income Taxes of the Credit Parties and their Restricted Subsidiaries for(ii) such period; plus depreciation and amortization expense of the Credit Parties and their Restricted(iii) Subsidiaries for such period; plus Other Designated Expenses, plus(iv) other non-cash charges (excluding reserves for future cash charges (other than(v) occupancy-related costs accrued in connection with store closings)) of the Credit Parties and their Restricted Subsidiaries for such period (including, without limitation, non-cash expense related to stock option or other equity compensation plans or grants); plus the “run rate” amount of cost savings, operating expense reductions, operating(vi) enhancements, and synergies related to the Transactions, Specified Transactions and to mergers and other business combinations, acquisitions, investments, dispositions, divestitures, restructurings, operating improvements, cost savings initiatives and other similar initiatives (including newly completed modifications and renegotiation of contracts and other arrangements) that are projected by the Borrower in good faith to be realized as a result of actions either taken or expected to be taken (in the good faith determination of the Borrower) within eighteen (18) months after the determination to take such action, net of the amount of actual benefits realized during such period from such actions, which such cost savings, operating expense reductions, operating enhancements and synergies shall be calculated on a Pro Forma Basis as though such cost savings, operating expense reductions, operating enhancement and synergies had been realized on the first day of such period; provided that such cost savings, operating expense reductions, operating enhancements and synergies (A) are reasonably identifiable and factually supportable, (B) are certified by a Responsible Officer of the Borrower (with supporting detail reasonably acceptable to the Administrative Agent) and (C) in an aggregate amount for such period, when combined with any amounts included in Consolidated Net Income for such period, shall not exceed 25% of Consolidated EBITDA as of the most recently completed Reference Period (calculated after giving effect to such allowance and determined for this purpose without giving effect to any amounts that would otherwise be added back pursuant to this clause (b)(vi)); plus extraordinary, non-recurring or unusual gains or losses (less all fees and expenses relating(vii) thereto) or expenses (including any unusual or non-recurring operating expenses directly attributable to the implementation of cost savings initiatives and any accruals or reserves in respect of any extraordinary, non-recurring or unusual items), severance, relocation costs, integration and facilities’ opening costs, costs related to closure or consolidation of Restaurants, stores and facilities and other business optimization expenses (including related to new product introductions and other strategic or cost savings initiatives), restructuring charges, accruals or reserves (including restructuring and integration costs related to acquisitions and adjustments to existing reserves), whether or not classified as restructuring expense on the consolidated financial statements, signing costs, retention or completion bonuses, other executive recruiting and retention costs, transition costs, costs related to closure or consolidation of facilities and curtailments or modifications to pension and post-retirement employee benefit plans (including any settlement of pension liabilities and charges resulting from changes in estimates, valuations and judgments); provided that such any such costs, expenses or charges are (A) reasonably identifiable and factually supportable and (B) certified by a Responsible Officer of the Borrower (with supporting detail reasonably acceptable to the Administrative Agent); plus Transaction Costs; plus(viii) to the extent not already included in Consolidated Net Income, proceeds of business(ix) interruption insurance (to the extent actually received); plus - 12- cash recoveries received during such period from third parties relating to losses incurred(x) by the Borrower and its Restricted Subsidiaries prior to the Closing Date; provided that the aggregate amount of such recoveries added back to Consolidated EBITDA pursuant to this clause (x) since the Closing Date shall not exceed $5,000,000; plus minus, the sum, without duplication, of:(c) non-cash charges previously added back to Consolidated Net Income in determining(i) Consolidated EBITDA to the extent such non-cash charges have become cash charges during such period; plus to the extent not deducted in the calculation of Consolidated Net Income, all amounts(ii) paid by the Credit Parties pursuant to Section 6.10(d) other than any payments or reimbursements for capital expenditures made for the benefit of the Credit Parties and their Restricted Subsidiaries. “Consolidated Funded Debt” shall mean, as of any date of determination, Funded Debt of the Credit Parties and their Restricted Subsidiaries on a Consolidated basis. “Consolidated Interest Expense” shall mean, as of the last day of the most recently completed Reference Period, for such Reference Period, all interest expense (excluding amortization of debt discount and premium, but including the interest component under Capital Leases) for such period of the Credit Parties and their Restricted Subsidiaries on a Consolidated basis. “Consolidated Net Income” shall mean, as of the last day of the most recently completed Reference Period, the net income (excluding (a) extraordinary losses and gains, (b) gains from Dispositions not in the ordinary course of business, (c) gains from the early extinguishment of Indebtedness, (d) all non-cash income (other than amortization of deferred gains from Sale Leaseback transactions), (e) interest income, (f) tax credits, rebates and other benefits and (g) income received from joint venture investments to the extent not received in cash) of the Credit Parties and their Restricted Subsidiaries on a Consolidated basis for such period, all as determined in accordance with GAAP. “Consolidated Total Assets” shall mean, as of any date of determination with respect to the Credit Parties and their Restricted Subsidiaries on a Consolidated basis, without duplication, in accordance with GAAP, the total amount of assets (less applicable reserves and other properly deductible items) reflected on the most recent balance sheet of the Credit Parties and their Restricted Subsidiaries as of such date. “Contractual Obligation” shall mean, as to any Person, any provision of any security issued by such Person or of any contract, agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound. “Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlled” have meanings correlative thereto. “Controlled Account” shall mean each deposit account and securities account that is subject to an account control agreement perfecting the Administrative Agent’s Lien thereon and in form and substance satisfactory to the Administrative Agent and each of the applicable Issuing Lenders that is entitled to Cash Collateral hereunder at the time such control agreement is executed. “Copyright Licenses” shall mean any agreement, whether written or oral, providing for the grant by or to a Person of any right under any Copyright. “Copyrights” shall mean all copyrights in all Works, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the - 13- United States Copyright Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise and all renewals thereof. “Credit Documents” shall mean this Agreement, each of the Notes, any Joinder Agreement, the Letters of Credit, LOC Documents, the Security Documents and all other agreements, documents, certificates and instruments delivered to the Administrative Agent or any Lender by any Credit Party in connection therewith (other than any agreement, document, certificate or instrument related to a Bank Product). “Credit Party” shall mean any of the Borrower or the other Guarantors. “Credit Party Obligations” shall mean, without duplication, (a) the Obligations and (b) for purposes of the Guaranty, the Security Documents and all provisions under the other Credit Documents relating to the Collateral, the sharing thereof and/or payments from proceeds of the Collateral, all Bank Product Debt. In no event shall the Credit Party Obligations include any Excluded Swap Obligations. “Debt Issuance” shall mean the issuance of any Indebtedness by any Credit Party or any of its Restricted Subsidiaries (excluding any issuance by the Borrower of its Equity Interests or any Indebtedness of any Credit Party and its Restricted Subsidiaries permitted to be incurred pursuant to Sections 6.1(a) through (r) hereof). “Debt Ratings” shall mean the collective reference to (a) the public corporate family rating of the Borrower as determined by Moody’s from time to time, (b) the public corporate credit rating of the Borrower as determined by S&P from time to time and (c) the public ratings with respect to the Senior Credit Facilities as determined by both Moody’s and S&P from time to time and “Debt Rating” shall mean, as applicable, any of the foregoing. “Debtor Relief Laws” shall mean the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default” shall mean any of the events specified in Section 7.1, whether or not any requirement for the giving of notice or the lapse of time, or both, or any other condition, has been satisfied. “Default Rate” shall mean (a) when used with respect to the Obligations, other than Letter of Credit Fees, an interest rate equal to (i) for Alternate Base Rate Loans (A) the Alternate Base Rate plus (B) the Applicable Margin applicable to Alternate Base Rate Loans plus (C) 2.0% per annum and (ii) for LIBOR RateAdjusted Term SOFR Loans, (A) the LIBOR RateAdjusted Term SOFR plus (B) the Applicable Margin applicable to LIBOR RateAdjusted Term SOFR Loans plus (C) 2.0% per annum, (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Margin applicable to Letter of Credit Fees plus 2.0% per annum and (c) when used when used with respect to any other fee or amount due hereunder, a rate equal to the Alternate Base Rate plus the Applicable Margin applicable to Alternate Base Rate Loans plus 2.0% per annum. “Defaulting Lender” shall mean, subject to Section 2.21(b) any Lender that, (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or any Issuing Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding - 14-

obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.21(b)) upon delivery of written notice of such determination to the Borrower, each Issuing Lender and each Lender. “Designated Lender” shall mean SunTrust Bank. “Designated Non-Cash Consideration” shall mean the Fair Market Value of non-cash consideration received by the Borrower or a Restricted Subsidiary in connection with a Disposition that is so designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent prior to the closing of such Disposition, setting forth the basis of such valuation, executed by a Responsible Officer of the Borrower, less the amount of cash or Cash Equivalents received in connection with a subsequent sale of or collection on or other disposition of such Designated Non-Cash Consideration. A particular item of Designated Non-Cash Consideration will no longer be considered to be outstanding when and to the extent it has been paid, redeemed or otherwise retired or sold or otherwise disposed of in compliance with Section 6.4. “Development Period” shall have the meaning set forth in Section 5.12 (c). “Disposition” shall have the meaning set forth in Section 6.4(a). “Disqualified Equity Interests” shall mean any Equity Interests that, by their terms (or by the terms of any security or other Equity Interest into which they are convertible or for which they are exchangeable) or upon the happening of any event or condition, (a) mature or are mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests) (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), in whole or in part, (c) provide for the scheduled payment of dividends in cash or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the Term Loan Maturity Date; provided that if such Equity Interests are issued pursuant to a plan for the benefit of the Borrower or its Restricted Subsidiaries or by any such plan to such officers or employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Borrower or its Restricted Subsidiaries in order to satisfy applicable statutory or regulatory obligations. “Dollars” and “$” shall mean dollars in lawful currency of the United States of America. “Domestic Lending Office” shall mean, initially, the office of each Lender designated as such Lender’s Domestic Lending Office shown in such Lender’s Administrative Questionnaire; and thereafter, such other office of - 15- such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which Alternate Base Rate Loans of such Lender are to be made. “Domestic Subsidiary” shall mean any Subsidiary that is organized under the laws of the United States, any state or commonwealth thereof, or the District of Columbia. “Eighth Amendment” means the Eighth Amendment to the Credit Agreement, dated as of September 30, 2021, among the Borrower, the Credit Parties, the Lenders party thereto and the Administrative Agent. “Eighth Amendment Effective Date” means September 30, 2021, the date on which all conditions precedent set forth in Section 2.1 of the Eighth Amendment are satisfied. “Eligible Assignee” shall mean (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent (which approval shall not unreasonable be withheld or delayed in the case of an assignment pursuant to Section 2.19), (ii) in the case of any assignment of a Revolving Commitment, the Issuing Lender and (iii) unless an Event of Default has occurred and is continuing and so long as the primary syndication of the Loans has been completed as determined by Wells Fargo, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include (A) any Credit Party or any of the Credit Party’s Affiliates or Subsidiaries or (B) any Defaulting Lender (or any of their Affiliates). “Employee Benefit Plan” shall mean any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established or maintained by any Credit Party or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any Commonly Controlled Entity. “Environmental Laws” shall mean any and all applicable foreign, federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirement of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time be in effect during the term of this Agreement. “Equity Interests” shall mean (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general, preferred or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers or could confer on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, without limitation, options, warrants and any other “equity security” as defined in Rule 3a11-1 of the Exchange Act. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. “EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time. “Event of Default” shall mean any of the events specified in Section 7.1; provided, however, that any requirement for the giving of notice or the lapse of time, or both, or any other condition, has been satisfied. “Excess Cash Flow” shall mean, for the Borrower and its Restricted Subsidiaries on a Consolidated basis, for any fiscal year, an amount (if positive) equal to excess of: the sum, without duplication, of(a) Consolidated Net Income for such fiscal year; plus(i) - 16- an amount equal to the amount of all non-cash charges or losses to the extent deducted in(ii) determining Consolidated Net Income for such fiscal year (excluding any non-cash charges representing an accrual or reserve for a potential cash charge in any future fiscal year or amortization of a prepaid cash gain that was paid in a prior fiscal year but including amounts expensed in such fiscal year with respect to cash expenditures made in prior fiscal years (to the extent such cash expenditures did not reduce Consolidated Net Income in such prior fiscal years)); plus increases in non-current deferred revenue (to the extent deducted or otherwise not(iii) included in determining Consolidated Net Income for such fiscal year); plus extraordinary cash gains (actually received in cash during such period) to the extent(iv) excluded from, or not included in, the calculation of Consolidated Net Income for such period; plus decreases in Working Capital for such fiscal year;(v) minus the sum, without duplication, of:(b) an amount equal to the amount of all non-cash credits included in determining(i) Consolidated Net Income for such fiscal year; plus Transaction Costs and all other cash charges, and expenses to the extent excluded in(ii) determining Consolidated Net Income for such fiscal year; plus the aggregate amount of Consolidated Capital Expenditures, Permitted Acquisitions,(iii) Investments pursuant to Sections 6.5(e), (h), (k), (l) and (m) and acquisitions of Intellectual Property made in cash during such fiscal year, except to the extent financed (directly or indirectly) with (A) proceeds of long-term Indebtedness (other than the incurrence of Revolving Loans or extensions of credit under any other revolving credit or similar facility) of the Borrower or any of its Restricted Subsidiaries, other than intercompany loans permitted hereunder, (B) the Retained Excess Cash Flow portion of the Available Amount or (C) Net Cash Proceeds reinvested pursuant to Section 2.7(b); plus the aggregate amount of all principal payments of Indebtedness of the Borrower and its(iv) Restricted Subsidiaries (including, without limitation, (1) the principal component of payments in respect of Capital Lease Obligations, (2) the amount of any scheduled repayment of Term Loans pursuant to Section 2.2(b), and (3) the amount of a mandatory prepayment of Term Loans pursuant to Section 2.7(b) to the extent required due to an Asset Disposition that resulted in an increase to Consolidated Net Income and not in excess of the amount of such increase, but excluding (x) all other prepayments of Term Loans and (y) all prepayments of Revolving Loans and Replacement Revolving Loans (and any other revolving loans (in each case, unless there is an equivalent permanent reduction in commitments thereunder)) made during such fiscal year, except to the extent financed (directly or indirectly) with (A) proceeds of long-term Indebtedness (other than the incurrence of Revolving Loans or extensions of credit under any other revolving credit or similar facility) of the Borrower or any of its Restricted Subsidiaries other than intercompany loans permitted hereunder, (B) the Retained Excess Cash Flow portion of the Available Amount or (C) Net Cash Proceeds reinvested pursuant to Section 2.7(b); plus an amount equal to the aggregate net non-cash gain on Asset Dispositions or Recovery(v) Events (other than Asset Dispositions in the ordinary course of business) that resulted in an increase in determining Consolidated Net Income for such fiscal year (up to the amount of such increase); plus payments in cash by the Borrower and its Restricted Subsidiaries during such period in(vi) respect of any purchase price holdbacks, earn-out obligations, and long-term liabilities of the Borrower and - 17- its Restricted Subsidiaries (other than Indebtedness), to the extent not expensed during such fiscal year or already deducted in determining Consolidated Net Income for such fiscal year; plus the aggregate amount of cash consideration paid by the Borrower and its Restricted(vii) Subsidiaries (on a Consolidated basis) in connection with Investments (including acquisitions, but excluding Investments in cash or Cash Equivalents, Investments in the Borrower or any Restricted Subsidiary and the amount of any Investments deducted pursuant to clause (b)(iii) or (b)(vi) above or clause (b)(xi) below) made during such fiscal year pursuant to Section 6.5 to the extent that such Investments were not financed (directly or indirectly) with (A) proceeds of long-term Indebtedness (other than the incurrence of Revolving Loans or extensions of credit under any other revolving credit or similar facility) of the Borrower or any of its Restricted Subsidiaries, (B) the issuance of Equity Interests, (C) the Retained Excess Cash Flow portion of the Available Amount or (D) Net Cash Proceeds reinvested pursuant to Section 2.7(b); plus the aggregate amount of Restricted Payments paid or made in cash during such fiscal year(viii) (on a consolidated basis) by the Borrower and its Restricted Subsidiaries, to the extent such Restricted Payments were not financed (directly or indirectly) with (A) proceeds of long-term Indebtedness (other than the incurrence of Revolving Loans or extensions of credit under any other revolving credit or similar facility) of the Borrower or any of its Restricted Subsidiaries or (B) the Retained Excess Cash Flow portion of the Available Amount; plus the aggregate amount of expenditures actually made by the Borrower and its Restricted(ix) Subsidiaries in cash during such fiscal year (including expenditures for the payment of financing fees and cash restructuring charges) to the extent that such expenditures are not expensed during such fiscal year and are not deducted in determining Consolidated Net Income for such fiscal year; plus the aggregate amount of any premium, make-whole, or penalty payments actually paid in(x) cash by the Borrower and its Restricted Subsidiaries during such fiscal year that are made in connection with any prepayment, early extinguishment or conversion of Indebtedness to the extent that such payments are not deducted in determining Consolidated Net Income for such fiscal year; plus without duplication of amounts deducted from Excess Cash Flow in other periods, (1) the(xi) aggregate consideration required to be paid in cash by the Borrower and its Restricted Subsidiaries pursuant to binding contracts, commitments, letters of intent or purchase orders (such amount, the “Contract Consideration”) entered into prior to or during such fiscal year and (2) any planned cash expenditures by the Borrower and its Restricted Subsidiaries (such amount, the “Planned Expenditures”), in the case of each of clauses (1) and (2), relating to Permitted Acquisitions (or other permitted Investments), Consolidated Capital Expenditures, or acquisitions of Intellectual Property or other assets to be consummated or made during the period of four (4) consecutive fiscal quarters of the Borrower following the end of such fiscal year and identified in writing to the Administrative Agent with reasonable supporting calculations (except to the extent financed (directly or indirectly) with (A) proceeds of long-term Indebtedness of the Borrower or any of its Restricted Subsidiaries, (B) the issuance of Equity Interests, (C) the Retained Excess Cash Flow portion of the Available Amount or (D) Net Cash Proceeds reinvested pursuant to Section 2.7(b)); provided that to the extent that the aggregate amount of cash actually utilized to finance such Permitted Acquisitions (or other Investments), Consolidated Capital Expenditures, or acquisitions of Intellectual Property or other assets during such following period of four consecutive fiscal quarters is less than such Contract Consideration and Planned Expenditures, the amount of such shortfall shall be added to the calculation of Excess Cash Flow, at the end of such period of four consecutive fiscal quarters; plus the amount of taxes (including penalties and interest) paid in cash or tax reserves set aside(xii) or payable (without duplication) in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such fiscal year; plus cash expenditures in respect of Hedging Agreements during such fiscal year to the extent(xiii) not deducted in determining Consolidated Net Income for such fiscal year; plus - 18-

cash recoveries received during such fiscal year from third parties relating to losses(xiv) incurred by the Borrower and its Restricted Subsidiaries prior to the Closing Date; provided that the aggregate amount of such recoveries deducted when calculating Excess Cash Flow pursuant to this clause (xiv) since the Closing Date shall not exceed $5,000,000; plus decreases in non-current deferred revenue (to the extent not deducted or otherwise(xv) included in determining Consolidated Net Income for such fiscal year); plus extraordinary losses; plus(xvi) increases to Working Capital for such fiscal year.(xvii) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended. “Excluded Information” shall mean any non-public information with respect to the Borrower or its Subsidiaries or any of their respective securities to the extent such information could have a material effect upon, or otherwise be material to, an assigning Term Loan Lender’s decision to assign Term Loans or a purchasing Term Loan Lender’s decision to purchase Term Loans. “Excluded Real Property” shall mean the owned real property set forth on Schedule 1.1(c) hereto. “Excluded Subsidiary” shall mean, collectively, (a) Unrestricted Subsidiaries, (b) any Immaterial Subsidiaries, (c) any Restricted Subsidiary that is prohibited by applicable law or by any contractual obligation permitted under this Agreement existing on the Closing Date or on the date any such Subsidiary is acquired (so long as, in respect of any such contractual prohibition, such prohibition is identified to the Administrative Agent in writing and is not incurred in contemplation of such acquisition, in each case, so long as the prohibition has been identified to the Administrative Agent in writing, prior to the Closing Date (or, with respect to subsidiaries acquired after the Closing Date, promptly following the acquisition thereof)), from guaranteeing the payment of the Obligations (and for so long as such prohibition or any replacement or renewal thereof is in effect) or which would require consent, approval, license or authorization from any Governmental Authority to provide a guarantee of payment of the Obligations (and for so long as such requirement or any replacement or renewal thereof is in effect and such consent, approval, license or authorization has not been obtained or received), (d) any Domestic Subsidiary of a Foreign Subsidiary that is a CFC, (e) any FSHCO, (f) any not for-profit Subsidiaries, captive insurance Subsidiaries or other special-purpose entities as reasonably determined by the Borrower and the Administrative Agent, if any, (g) any Subsidiary where the Administrative Agent and the Borrower agree that the cost or burden of providing such a guarantee is excessive in light of the practical benefit afforded to the Lenders thereby and (h) any other Subsidiary as mutually agreed by the Borrower and the Administrative Agent. “Excluded Swap Obligation” shall mean, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal for the reasons identified in the immediately preceding sentence of this definition. “Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by the Recipient’s net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) by the jurisdiction (or any political subdivision thereof) under the laws of which such Recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or (ii) that - 19- are Connection Income Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires an interest in the applicable Commitment (or, to the extent such Lender did not fund an applicable Loan pursuant to a prior commitment, on the date on which such Lender acquires its interest in such Loan; provided that this clause (i) shall not apply to a Lender that became a Lender pursuant to an assignment request by the Borrower under Section 2.19) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.16, amounts with respect to such Taxes were payable either to such Lender'’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.16(g) and (d) any U.S. federal withholding Taxes imposed under FATCA. For purposes of clause (b)(i) of this definition, a participation acquired pursuant to Section 9.7 shall be treated as having been acquired on the earlier date(s) on which the applicable Lender acquired the applicable interests in the Commitments or Loans to which such participation relates. “Existing Letter of Credit” shall mean each of the letters of credit described by applicant, date of issuance, letter of credit number, amount, beneficiary and the date of expiry on Schedule 1.1(d) hereto. “Extended Revolving Commitment” shall mean any class of Revolving Commitments or Replacement Revolving Commitments the maturity of which shall have been extended pursuant to Section 2.24. “Extended Revolving Loans” shall mean any Revolving Loans made pursuant to the Extended Revolving Commitments. “Extended Term Loans” shall mean any class of Term Loans the maturity of which shall have been extended pursuant to Section 2.24. “Extension” shall have the meaning set forth in Section 2.24(a). “Extension Amendment” shall mean an amendment to this Agreement (which may, at the option of the Administrative Agent and the Borrower, be in the form of an amendment and restatement of this Agreement) among the Credit Parties, the applicable extending Lenders, the Administrative Agent and, to the extent required by Section 2.24, any Issuing Lender implementing an Extension in accordance with Section 2.24. “Extension of Credit” shall mean, as to any Lender, the making of a Loan by such Lender, any conversion of a Loan from one Type to another Type, any extension of any Loan or the issuance, extension or renewal of, or participation in, a Letter of Credit by such Lender. “Extension Offer” shall have the meaning set forth in Section 2.24(a). “Fair Market Value” shall mean with respect to any asset or group of assets on any date of determination, the value of the consideration obtainable in a sale of such asset at such date of determination assuming a sale by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, as determined in good faith by the Borrower. “FASB ASC 842” shall mean Accounting Standards Update No. 2016-02 February 2016, Leases (Topic 842) promulgated by the Financial Accounting Standards Board. “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, as of the date of this Agreement (or any amended or successor version described above), and - 20- any intergovernmental agreement among Governmental Authorities (and any related legislation, rules or official practices) implementing the foregoing. “Federal Funds Effective Rate” shall have the meaning set forth in the definition of “Alternate Base Rate.” “Fee Letter” shall mean the letter agreement dated March 1, 2019, addressed to the Borrower from Wells Fargo, WFS, M&T Bank, Rabobank and STRH, as amended, modified, extended, restated, replaced, or supplemented from time to time. “Fifth Amendment” shall mean the Fifth Amendment to this Agreement, dated as of the Fifth Amendment Effective Date, among the Borrower, the Guarantors, the Incremental Term B-1 Lenders party thereto and the Administrative Agent. “Fifth Amendment Effective Date” shall have the meaning assigned thereto in the Fifth Amendment. “Financial Covenant” shall have the meaning set forth in Section 5.9. “First Lien Net Leverage Ratio” shall mean, as of any date of determination, for the Credit Parties and their Restricted Subsidiaries on a Consolidated basis, the ratio of (i) Consolidated Funded Debt and Purchase Money Indebtedness as reflected on the balance sheet of the Borrower and its Restricted Subsidiaries, in each case (other than Capital Lease Obligations and Purchase Money Indebtedness) to the extent secured, in whole or in part, by first priority liens pari passu with the Initial Term Loan Facility on the Collateral, minus unrestricted cash and cash equivalents to (ii) Consolidated EBITDA for the most recently completed Reference Period. “First Quarter” shall mean, with respect to any fiscal year of the Borrower, the thirteen (13) week period ending on the Sunday closest to March 31 of such fiscal year. “Flood Hazard Property” shall mean any Mortgaged Property that is in an area designated by the Federal Emergency Management Agency as having special flood or mudslide hazards. “Flood Insurance Laws” shall mean, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (iv) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (v) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto. “Floor” shall mean a rate of interest equal to 0.00% “Foreign Lender” shall mean a Lender that is not a U.S. Person. “Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary. “Fourth Amendment” shall mean the Fourth Amendment to the Credit Agreement, dated as of April 8, 2020, among the Borrower, the Credit Parties, the Lenders party thereto and the Administrative Agent. “Fourth Amendment Effective Date” shall mean April 8, 2020, the date on which all conditions precedent set forth in Section 2.1 of Amendment No. 4 are satisfied. “Fourth Quarter” shall mean, with respect to any fiscal year of the Borrower, the thirteen (13) or fourteen (14) week period ending on the Sunday closest to December 31 of such fiscal year. - 21- “Franchise Agreements” shall mean all of the franchise agreements to which Borrower or any of its Restricted Subsidiaries is a party as franchisee, as any of the same may from time to time be amended, modified, supplemented or restated. “FRB” shall mean the Board of Governors of the Federal Reserve System of the United States. “Free and Clear Incremental Amount” shall have the meaning set forth in Section 2.22(a). “Fronting Exposure” shall mean, with respect to any Issuing Lender at any time there is a Defaulting Lender, such Defaulting Lender’s Applicable Percentage of the outstanding LOC Obligations with respect to Letters of Credit issued by such Issuing Lender, other than such LOC Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. “FSHCO” shall mean any Subsidiary that owns no material assets other than equity interest of Foreign Subsidiaries that are CFCs. “Fund” shall mean any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business. “Funded Debt” shall mean, with respect to any Person, without duplication, all Indebtedness of such Person (other than Indebtedness set forth in clauses (e) and (i) of such definition); provided that (a) Funded Debt shall only include Indebtedness set forth in clause (j) of the definition thereof to the extent of unreimbursed drawings under such letters of credit or bankers’ acceptances facilities and (b) Funded Debt shall exclude all Operating Lease Liabilities. “GAAP” shall mean generally accepted accounting principles in effect in the United States of America (or, in the case of Foreign Subsidiaries with significant operations outside the United States of America, generally accepted accounting principles in effect from time to time in their respective jurisdictions of organization or formation) applied on a consistent basis, subject, however, in the case of determination of compliance with the financial covenant set out in Section 5.9 to the provisions of Section 1.3. “Government Acts” shall have the meaning set forth in Section 2.17(a). “Government Obligations” shall have the meaning set forth in the definition of “Cash Equivalents.” “Governmental Authority” shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Growth Amount” shall have the meaning set forth in the definition of “Available Amount.” “Guarantor” shall mean, collectively, the Borrower (solely with respect to its Credit Party Obligations other than its direct Credit Party Obligations as a primary obligor (as opposed to a guarantor) under the Credit Documents or a Bank Product Debt) and each Subsidiary Guarantor. “Guaranty” shall mean the guaranty of the Guarantors set forth in Article X. “Guaranty Obligations” shall mean, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including, without limitation, any obligation, whether or not contingent, (a) to purchase any - 22-

such Indebtedness or any property constituting security therefor, (b) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (c) to lease or purchase property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (d) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made. “Hedging Agreements” shall mean, with respect to any Person, any agreement entered into to protect such Person against fluctuations in interest rates, or currency or raw materials values, including, without limitation, any interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more counterparties, any foreign currency exchange agreement, currency protection agreements, commodity purchase or option agreements or other interest or exchange rate hedging agreements. “Illegality Notice” shall have the meaning set forth in Section 2.13(b). “Immaterial Subsidiary” shall mean any Restricted Subsidiary designated in writing by the Borrower to the Administrative Agent as an Immaterial Subsidiary that is not already a Guarantor and that does not, as of the last day of the most recently completed Reference Period hereunder, have assets with a value in excess of 5.0% of the Consolidated Total Assets of the Borrower and its Restricted Subsidiaries and did not, as of the most recently completed Reference Period, have revenues exceeding 5.0% of the Consolidated revenues of the Borrower and its Restricted Subsidiaries; provided that if (a) such Restricted Subsidiary shall have been designated in writing by the Borrower to the Administrative Agent as an Immaterial Subsidiary, and (b) if (i) the aggregate assets then owned by all Restricted Subsidiaries of the Borrower that would otherwise constitute Immaterial Subsidiaries (other than Restricted Subsidiaries that are Excluded Subsidiaries by virtue of any of clauses (c) through (h) of the definition of “Excluded Subsidiary”) shall have a value in excess of 10.0% of the Consolidated Total Assets of the Borrower and the Restricted Subsidiaries as of the last day of such Reference Period or (ii) the combined revenues of all Restricted Subsidiaries of the Borrower that would otherwise constitute Immaterial Subsidiaries shall exceed 10.0% of the Consolidated revenues of the Borrower and the Restricted Subsidiaries (other than Restricted Subsidiaries that are Excluded Subsidiaries by virtue of any of clauses (c) through (h) of the definition of “Excluded Subsidiary”) for such Reference Period, the Borrower shall re-designate one or more of such Restricted Subsidiaries to not be Immaterial Subsidiaries within ten (10) Business Days after delivery of the Officer’s Compliance Certificate for such Reference Period such that, with the exception of any Restricted Subsidiaries that are Excluded Subsidiaries by virtue of any of clauses (c) through (h) of the definition of “Excluded Subsidiary,” only those Restricted Subsidiaries as shall then have aggregate assets of less than 10.0% of the Consolidated Total Assets of the Borrower and its Restricted Subsidiaries and combined revenues of less than 10.0% of the Consolidated revenues of the Borrower and its Restricted Subsidiaries shall constitute Immaterial Subsidiaries. Notwithstanding the foregoing, in no event shall any Subsidiary that is an obligor or guarantor of (i) any Refinancing Debt, (ii) any Incremental Equivalent Debt, (iii) any Ratio Debt, (iv) any unsecured Indebtedness with an aggregate principal amount in excess of $10,000,000 or (v) any Indebtedness with an aggregate principal amount in excess of the $10,000,000 that is secured on a junior basis or pari passu basis to the Obligations, in any such case be designated as an Immaterial Subsidiary. “Income Taxes” shall mean federal, state, local and foreign income and similar taxes (including franchise taxes, to the extent such franchise taxes are based on the income or revenues of the Credit Parties and their Restricted Subsidiaries). “Incremental Equivalent Debt” shall mean any additional Indebtedness in the form of senior secured junior lien loans or notes, subordinated loans or notes or senior unsecured loans or notes, in each case in respect of the issuance of notes issued in a public offering, Rule 144A or other private placement or bridge financing in lieu of any Incremental Term Facility or Revolving Facility Increase, or secured or unsecured “mezzanine” debt, in each case, which shall be incurred under a separate facility; provided that (i) the aggregate principal amount of such Incremental Equivalent Debt shall not exceed the then Incremental Increase Amount incurred by the Borrower or any - 23- Guarantor, (ii) such Incremental Equivalent Debt shall satisfy all of the terms and conditions applicable to any Incremental Term Facility or Revolving Facility Increase, as applicable, including, without limitation, the provisions of Section 2.22 and (iii) to the extent such Incremental Equivalent Debt is secured, then such Incremental Equivalent Debt shall be subject to an Acceptable Intercreditor Agreement; provided, however, that such Incremental Equivalent Debt shall not be subject to (1) Section 2.22(b)(i)(viii) or (b)(ii)(viii), as applicable, other than with respect to the absence of an Event of Default, (2) Section 2.22(b)(i)(ii) or (b)(ii)(ii), as applicable, (3) Section 2.22(b)(i)(iv) with respect to any Incremental Equivalent Debt consisting of a customary bridge facility, so long as the long-term debt into which any such customary bridge facility is to be converted satisfies such clause and (4) Section 2.22(c), other than with respect to Incremental Equivalent Debt consisting of term loans secured on a pari passu lien basis with the Term Loan Facility, which shall be subject to the provisions of Section 2.22(c) as if applicable thereto. “Incremental Increase Amount” shall have the meaning set forth in Section 2.22(a). “Incremental Term B-1 Commitment” shall have the meaning assigned thereto in the Fifth Amendment. The aggregate amount of the Incremental Term B-1 Commitments as of the Fifth Amendment Effective Date is $75,000,000. “Incremental Term B-1 Facility” shall mean the Incremental Term B-1 Commitments and the Incremental Term B-1 Loans. “Incremental Term B-1 Lender” shall mean each Incremental Term Loan Lender with an Incremental Term B-1 Commitment. “Incremental Term B-1 Loans” shall mean the Incremental Term Loan provided for in the Fifth Amendment. “Incremental Term Facility” shall have the meaning set forth in Section 2.22(a). “Incremental Term Loan Lender” shall have the meaning set forth in Section 2.22(b)(i). “Incurrence-Based Incremental Amount” shall have the meaning set forth in Section 2.22(a). “Indebtedness” shall mean, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations (including, without limitation, earnout obligations) of such Person incurred, issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt and accrued expenses incurred in the ordinary course of business and due within six (6) months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guaranty Obligations of such Person with respect to Indebtedness of another Person, (h) the principal portion of all Capital Lease Obligations plus any accrued interest thereon, (i) all net obligations of such Person under Hedging Agreements, (j) the maximum amount of all letters of credit issued or bankers’ acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Equity Interests issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration on or prior to the Term Loan Maturity Date, and (l) all obligations of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venture. For the avoidance of doubt, in no event shall there be included in “Indebtedness” any Operating Lease Liabilities. - 24- “Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Credit Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitee” shall have the meaning set forth in Section 9.5(b). “Indenture” shall have the meaning set forth in Section 4.1(j). “Initial Term Loan” shall have the meaning set forth in Section 2.2(a). “Initial Term Loan Committed Amount” shall have the meaning set forth in Section 2.2(a). “Initial Term Loan Facility” shall have the meaning set forth in Section 2.2(a). “Insolvency” shall mean, with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of such term as used in Section 4245 of ERISA. “Intellectual Property” shall mean, collectively, all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses of the Credit Parties and their Subsidiaries, all goodwill associated therewith and all rights to sue for infringement thereof. “Intercompany Debt” shall have the meaning set forth in Section 9.19. “Interest Payment Date” shall mean (a) as to any Alternate Base Rate Loan, the last Business Day of each of the First Quarter, Second Quarter, Third Quarter and Fourth Quarter and on the Term Loan Maturity Date or Revolving Maturity Date, as applicable, (b) as to any LIBOR RateAdjusted Term SOFR Loan having an Interest Period of three (3) months or less, the last day of such Interest Period, (c) as to any LIBOR RateAdjusted Term SOFR Loan having an Interest Period longer than three (3) months, (i) each three (3) month anniversary following the first day of such Interest Period and (ii) the last day of such Interest Period and (d) as to any Loan which is the subject of a mandatory prepayment required pursuant to Section 2.7(b), the date on which such mandatory prepayment is due. “Interest Period” shall mean, with respect to any LIBOR RateAdjusted Term SOFR Loan, (a) initially, the period commencing on the Borrowing Date or conversion date, as the case may be, with respect to such LIBOR RateAdjusted Term SOFR Loan and ending one, two, three, or six, nine or twelve months thereafter, subject to availability to all applicable Lenders, as selected by the Borrower in the Notice of Borrowing or Notice of Conversion given with respect thereto; and (b) thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such LIBOR RateAdjusted Term SOFR Loan and ending one, two, three, or six, nine or twelve months thereafter, subject to availability to all applicable Lenders, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three (3) Business Days prior to the last day of the then current Interest Period with respect thereto; provided that the foregoing provisions are subject to the following: (i) if any Interest Period pertaining to a LIBOR Rate Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day; (ii) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding - 25- day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month; (iii) if the Borrower shall fail to give notice as provided above, the Borrower shall be deemed to have selected an Alternate Base Rate Loan to replace the affected LIBOR RateAdjusted Term SOFR Loan; (iv) no Interest Period in respect of any Loan shall extend beyond the Term Loan Maturity Date or the Revolving Maturity Date, as applicable, and, further with regard to the Term Loans, no Interest Period shall extend beyond any principal amortization payment date with respect to such Term Loans unless the portion of such Term Loans consisting of Alternate Base Rate Loans together with the portion of such Term Loans consisting of LIBOR RateAdjusted Term SOFR Loans with Interest Periods expiring prior to or concurrently with the date such principal amortization payment date is due, is at least equal to the amount of such principal amortization payment due on such date; and (v) no more than six (6) LIBOR RateAdjusted Term SOFR Loans may be in effect at any time. For purposes hereof, LIBOR RateAdjusted Term SOFR Loans with different Interest Periods shall be considered as separate LIBOR RateAdjusted Term SOFR Loans, even if they shall begin on the same date and have the same duration, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new LIBOR RateAdjusted Term SOFR Loan with a single Interest Period. “Investment” shall mean (a) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of Equity Interests, other ownership interests or other securities of any Person or bonds, notes, debentures or all or substantially all of the assets of any Person, (b) any deposit with, or advance, loan or other extension of credit to, any Person (other than deposits made in the ordinary course of business), (c) the construction or development of, or the entering into of a binding commitment to construct or develop, a new Restaurant, or (d) any other capital contribution to or investment in any Person, including, without limitation, any Guaranty Obligation (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person. “IRS” shall mean the United States Internal Revenue Service. “Issuing Lender” shall mean Wells Fargo, Truist Bank, [Capital One, National Association, and JPMorgan Chase Bank, N.A.], each in their respective capacity, together with any successor and any other Revolving Lender identified by the Borrower and reasonably acceptable to the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed) who agrees to issue Letters of Credit. “Joinder Agreement” shall mean a Joinder Agreement in substantially the form of Exhibit 1.1(c), executed and delivered by an Additional Credit Party in accordance with the provisions of Section 5.10. “Junior Debt” shall mean any Indebtedness (other than any permitted intercompany Indebtedness owing to the Borrower or any other Credit Party) that is (a) unsecured, (b) Subordinated Debt or (c) secured on a junior basis to the Liens securing the Obligations. “Junior Secured Ratio Debt” shall have the meaning set forth in Section 6.1(m)(ii). “Latest Maturity Date” shall mean, at any date of determination, the latest maturity date or expiration date applicable to any Loan or Commitment hereunder at such time, including the latest maturity date of any Incremental Term Loan or Extended Term Loan or any Refinancing Debt, in each case as extended in accordance with this Agreement from time to time. - 26-

“Lead Arrangers” shall mean WFS, M&T Bank, Rabobank and STRH. “Lender” shall mean any of the several banks and other financial institutions as are, or may from time to time become parties to this Agreement; provided that notwithstanding the foregoing, “Lender” shall not include any Credit Party or any of the Credit Party’s Affiliates or Subsidiaries. “Letter of Credit” shall mean (a) any standby letter of credit issued by the Issuing Lender pursuant to the terms hereof, as such letter of credit may be amended, modified, restated, extended, renewed, increased, replaced or supplemented from time to time in accordance with the terms of this Agreement and (b) any Existing Letter of Credit, in each case as such letter of credit may be amended, modified, extended, renewed or replaced from time to time in accordance with the terms of this Agreement. “Letter of Credit Facing Fee” shall have the meaning set forth in Section 2.5(c). “Letter of Credit Fee” shall have the meaning set forth in Section 2.5(b). “LIBOR” shall mean, subject to the implementation of a Replacement Rate in accordance with Section 2.13(c), for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1.0%) for deposits of Dollars for a term coextensive with the designated Interest Period which the ICE Benchmark Administration (or any successor administrator of LIBOR rates) fixes as its LIBOR rate as of 11:00 a.m. (London time) on the day which is two (2) Business Days prior to the beginning of such Interest Period; provided that, if such rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided further, that with respect to Incremental Term B-1 Loans, if such rate shall be less than 1.0%, such rate shall be deemed to be 1.0% for purposes of the Incremental Term B-1 Loans. If for any reason such rate is not available, then “LIBOR” shall mean the rate per annum at which, as determined by the Administrative Agent in accordance with its customary practices, Dollars in an amount comparable to the Loans then requested are being offered to leading banks at approximately 11:00 A.M. London time, two (2) Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected. Notwithstanding the foregoing, unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 2.13(c), in the event that a Replacement Rate with respect to LIBOR is implemented then all references herein to LIBOR shall be deemed references to such Replacement Rate. “LIBOR Lending Office” shall mean, initially, the office(s) of each Lender designated as such Lender’s LIBOR Lending Office in such Lender’s Administrative Questionnaire; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which the LIBOR Rate Loans of such Lender are to be made. “LIBOR Rate” shall mean a LIBOR rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1.0%) determined by the Administrative Agent in accordance with the definition of “LIBOR.” “LIBOR Rate Loan” shall mean Loans the rate of interest applicable to which is based on the LIBOR Rate. “Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, (a) any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing, (b) the filing of, or the agreement to give, any UCC financing statement and (c) the Burger King Rights and the Popeyes Rights). “Limited Condition Acquisition” shall mean any acquisition permitted under this Agreement that, in each case, is permitted under this Agreement and is not conditioned on the availability of, or on obtaining, third party financing. - 27- “LLC Member” shall have the meaning specified in the recitals hereto. “Loan” shall mean a Revolving Loan and/or the Term Loans, as appropriate. “LOC Commitment” shall mean the commitment of the Issuing Lender to issue Letters of Credit and with respect to each Revolving Lender, the commitment of such Revolving Lender to purchase Participation Interests in the Letters of Credit up to such Lender’s Revolving Commitment Percentage of the LOC Committed Amount. “LOC Committed Amount” shall have the meaning set forth in Section 2.3(a). “LOC Documents” shall mean, with respect to each Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or (b) any collateral for such obligations. “LOC Obligations” shall mean, at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed. The LOC Obligations of any Lender at any time shall be its Applicable Percentage of the total LOC Obligations at such time. “Mandatory LOC Borrowing” shall have the meaning set forth in Section 2.3(e). “Material Adverse Effect” shall mean (a) with respect to the Acquired Company and its subsidiaries on the Closing Date, a Company Material Adverse Effect, and (b) with respect to Carrols and its Restricted Subsidiaries on the Closing Date and the Borrower and its Restricted Subsidiaries after the Closing Date, a material adverse effect on (i) the business, operations, property, assets or financial condition of the Credit Parties and their Restricted Subsidiaries after the Closing Date, taken as a whole, (ii) the rights and remedies, taken as a whole, of the senior Administrative Agent under the Credit Documents, (iii) the ability of the Borrower or any Guarantor to perform its obligations, when such obligations are required to be performed, under this Agreement, any of the Notes or any other Credit Document or (iv) the validity or enforceability of this Agreement, any of the Notes or any of the other Credit Documents, the Administrative Agent’s Liens (for the benefit of the Secured Parties) on the Collateral or the priority of such Liens or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder. “Material Contract” shall mean any contract or agreement of the Credit Parties or any of their Restricted Subsidiaries as to which the breach, nonperformance, cancellation or failure to renew by any party thereto, would reasonably be expected to have a Material Adverse Effect. The parties acknowledge that no individual Restaurant real property lease or individual Franchise Agreement is a Material Contract for purposes of this Agreement; provided, however, depending on the materiality of the obligations subject thereto, an individual Franchise Agreement may be deemed to be a Material Contract to the extent a default thereunder shall result in a cross default under one or more other Franchise Agreements, and such defaults, in the aggregate, would reasonably be expected to result in a Material Adverse Effect. “Materials of Environmental Concern” shall mean any gasoline or petroleum (including crude oil or any extraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, perchlorate, polychlorinated biphenyls and urea-formaldehyde insulation. “Moody’s” shall mean Moody’s Investors Service, Inc. “Mortgage Instrument” shall mean any mortgage, deed of trust or deed to secure debt executed by a Credit Party in favor of the Administrative Agent, for the benefit of the Secured Parties, as the same may be amended, modified, extended, restated, replaced, or supplemented from time to time. - 28- “Mortgaged Property” shall mean any owned real property of a Credit Party listed on Schedule 3.16(f)(i) and any other owned real property of a Credit Party that is or will become encumbered by a Mortgage Instrument in favor of the Administrative Agent in accordance with the terms of this Agreement. Mortgaged Properties shall not include any Excluded Real Property. “Multiemployer Plan” shall mean a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “M&T Bank” shall mean Manufacturers and Traders Trust Company, together with its successors and assigns. “Net Cash Proceeds” shall mean the aggregate cash proceeds received by any Credit Party or any Restricted Subsidiary in respect of any Asset Disposition, Debt Issuance or Recovery Events, net of (a) reasonable direct costs and expenses (including, without limitation, legal, accounting and investment banking fees, sales commissions, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees and expenses actually incurred in connection therewith) associated therewith and paid to Persons who are not Credit Parties or their Affiliates, (b) amounts held in escrow to be applied as part of the purchase price of any Asset Disposition or the amount of any reserves established to fund contingent liabilities reasonably estimated to be payable, (c) the amount of such proceeds required to be used to permanently repay any Indebtedness (other than the Obligations), together with any applicable premium, penalty, interest and breakage costs and (d) taxes paid or reasonably estimated to be payable as a result thereof; it being understood that “Net Cash Proceeds” shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by any Credit Party or any Restricted Subsidiary in any Asset Disposition, Debt Issuance or Recovery Event and any cash released from escrow as part of the purchase price in connection with any Asset Disposition. “Ninth Amendment” means the Ninth Amendment to the Credit Agreement, dated as of December [ ], 2022, among the Borrower and the Administrative Agent. “Ninth Amendment Effective Date” means December [ ], 2022, the date on which all conditions precedent set forth in Section 2.1 of the Ninth Amendment are satisfied. “Non-Consenting Lender” shall mean any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all affected Lenders in accordance with the terms of Section 9.1 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender’” shall mean, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Guarantor Subsidiary” shall mean any Restricted Subsidiary of that Borrower that is not a Subsidiary Guarantor. “Not Otherwise Applied” shall mean, with reference to any amount of proceeds of any transaction or event, that such amount (a) was not required to be applied to prepay the Loans pursuant to Section 2.7(b), (b) was not previously (and is not concurrently being) applied in determining the permissibility of a transaction under the Credit Documents where such permissibility was or is (or may have been) contingent on receipt of such amount or the utilization of such amount for a specified purpose, (c) was not applied to incur Indebtedness pursuant to Section 6.1, (d) was not utilized to make Restricted Payments pursuant to Section 6.10, (e) was not utilized to make Investments pursuant to Section 6.5, (f) was not utilized to make prepayments of any Junior Debt pursuant to Section 6.11(b) or (g) was not utilized to increase availability under any clause of the definition of “Available Amount.” “Note” or “Notes” shall mean the Revolving Loan Notes and/or the Term Loan Notes, collectively, separately or individually, as appropriate. - 29- “Notice of Borrowing” shall mean a request for a Revolving Loan borrowing pursuant to Section 2.1(b)(i) or a request for a Term Loan borrowing pursuant to Section 2.2(a). A Form of Notice of Borrowing is attached as Exhibit 1.1(d). “Notice of Conversion/Extension” shall mean the written notice of conversion of a LIBOR RateAdjusted Term SOFR Loan to an Alternate Base Rate Loan or an Alternate Base Rate Loan to a LIBOR Ratean Adjusted Term SOFR Loan, or extension of a LIBOR RateAdjusted Term SOFR Loan, in each case substantially in the form of Exhibit 1.1(e). “Obligations” shall mean, collectively, all of the obligations, Indebtedness and liabilities of the Credit Parties to the Lenders (including the Issuing Lender) and the Administrative Agent, whenever arising, under this Agreement, the Notes or any of the other Credit Documents, including principal, interest, fees, costs, charges, expenses, professional fees, reimbursements, all sums chargeable to the Credit Parties or for which any Credit Party is liable as an indemnitor and whether or not evidenced by a note or other instrument and indemnification obligations and other amounts (including, but not limited to, any interest accruing after the occurrence of a filing of a petition of bankruptcy under the Bankruptcy Code with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code). In no event shall the Obligations include any Excluded Swap Obligations. “OFAC” shall mean the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Operating Lease Liabilities” shall mean all operating lease liabilities (within the meaning of FASB ASC 842) whether or not required to be capitalized and reflected as a liability on a balance sheet prepared in accordance with GAAP and all liabilities in respect of “failed” sale leasebacks under FASB ASC 842 that would have been accounted for as operating lease liabilities but for such “failed” sale and leaseback accounting rules. “Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Loan or Credit Document). “Other Designated Expenses” shall mean, for any period, (a) consolidated impairment charges recorded in connection with the application of Financial Accounting Standard No. 142 “Goodwill and Other Intangibles” and Financial Accounting Standard No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets,” or any successor pronouncements, (b) amortization associated with the excess of purchase price over the value allocated to tangible property or assets acquired by the Borrower or its consolidated Restricted Subsidiaries, (c) any non-recurring cash fees, charges or other expenses made or incurred in connection with the credit facilities under this Agreement, (d) start-up costs related to the acquisition, opening and organizing of new Restaurants, including, without limitation, the cost of feasibility studies, staff training and recruiting and travel costs for employees engaged in such start-up activities and (e) cash fees, charges or other expenses made or incurred in connection with the Cambridge Acquisition. “Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Credit Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19). “Participant” shall have the meaning set forth in clause (d) of Section 9.6. “Participant Register” shall have the meaning set forth in clause (d) of Section 9.6. “Participation Interest” shall mean a participation interest purchased by a Revolving Lender in LOC Obligations as provided in Section 2.3(c). - 30-

“Patent Licenses” shall mean any agreement, whether written or oral, providing for the grant by or to a Person of any right to manufacture, use or sell any invention or design covered by a Patent. “Patents” shall mean (a) all letters patent of the United States or any other country, now existing or hereafter arising, and all improvement patents, reissues, reexaminations, patents of additions, renewals and extensions thereof and (b) all applications for letters patent of the United States or any other country and all provisionals, divisions, continuations and continuations-in-part and substitutes thereof. “Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time. “PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA. “Perfection Certificate” shall mean, with respect to any Credit Party, a certificate, in form reasonably satisfactory to the Administrative Agent, completed and supplemented with schedules and attachments contemplated thereby and duly executed on behalf of such Credit Party by a Responsible Officer of such Credit Party. “Periodic Term SOFR Determination Day” has the meaning set forth in the definition of “Term SOFR”. “Permitted Acquisition” shall mean an acquisition or any series of related acquisitions by a Credit Party of (a) all or substantially all of the assets or a majority of the outstanding Voting Stock or economic interests of a Person that is incorporated, formed or organized in the United States, (b) a Person that is incorporated, formed or organized in the United States by a merger, amalgamation or consolidation or any other combination with such Person, (c) any division, line of business or other business unit of a Person that is incorporated, formed or organized in the United States (such Person or such division, line of business or other business unit of such Person shall be referred to herein as the “Target”), in each case that is a type of business (or assets used in a type of business) permitted to be engaged in by the Credit Parties and their Restricted Subsidiaries pursuant to Section 6.3 or (d) one or more Restaurants not part of a transaction described in clause (a), (b) or (c) above, in each case so long as: (i) no Default or Event of Default shall then exist or would exist after giving effect thereto; (ii) after giving effect to the acquisition on a Pro Forma Basis, the Credit Parties shall be in compliance with the Financial Covenant on a Pro Forma Basis as of the most recently completed Reference Period; (iii) the Administrative Agent, on behalf of the Secured Parties, shall have received (or shall receive in connection with the closing of such acquisition) a first priority perfected security interest in all property (including, without limitation, Equity Interests) acquired with respect to the Target in accordance with the terms of Sections 5.10 and 5.12 and the Target, if a Person, shall have executed a Joinder Agreement in accordance with the terms of Section 5.10; (iv) in connection with any Permitted Acquisition with a purchase price in excess of $5,000,000, the Administrative Agent and the Lenders shall have received (A) a description of the material terms of such acquisition, (B) with respect to Permitted Acquisitions referred to in clause (a) above, audited financial statements (or, if unavailable, unaudited financial statements prepared by management of the Target) of the Target for the periods available to the Borrower (which shall not exceed its two most recent fiscal years) and for any fiscal quarters ended within the fiscal year to date (which quarters financial statements shall be unaudited), (C) with respect to Permitted Acquisitions referred to in clause (b) or (c) above, financial statements of the Target that are made available to the Borrower (or such other financial information reasonably acceptable to the Administrative Agent) for its most recent fiscal year, (D) with respect to Permitted Acquisitions referred to in clause (d) above, profit and loss statements with respect to each Restaurant acquired and (E) not less than five (5) Business Days prior to the consummation of any - 31- such Permitted Acquisition, a certificate substantially in the form of Exhibit 1.1(f), executed by an Responsible Officer of the Borrower certifying that such Permitted Acquisition complies with the requirements of this Agreement; and (v) such acquisition shall not be a “hostile” acquisition and shall have been approved by the Board of Directors (or equivalent) and/or shareholders (or equivalent) of the applicable Credit Party and the Target. “Permitted Construction Transaction” shall have the meaning set forth in Section 6.5(h). “Permitted Debt Exchange Offer” shall have the meaning set forth in Section 2.23(b)(ii). “Permitted Holders” shall mean (i) Burger King Corporation, RBI and/or any of their respective Affiliates, (ii) the LLC Member and/or its Permitted Affiliates (as defined in the Cambridge Registration Rights and Stockholders’ Agreement as in effect on the Closing Date), and (iii) Daniel T. Accordino, Paul R. Flanders, Richard Cross, Gerald DiGenova and William E. Myers and any member of executive management (vice president or more senior) of any of the Credit Parties. “Permitted Investments” shall have the meaning set forth in Section 6.5. “Permitted Liens” shall have the meaning set forth in Section 6.2. “Permitted Refinancing Amendment” shall have the meaning assigned thereto in Section 9.1. “Permitted Refinancing Indebtedness” shall mean any Indebtedness (the “Refinancing Indebtedness”), the proceeds of which are used to refinance, refund, renew, extend or replace outstanding Indebtedness (such outstanding Indebtedness, the “Refinanced Indebtedness”); provided that (a) the principal amount (or accreted value, if applicable) of such Refinancing Indebtedness (including any unused commitments thereunder) is not greater than the principal amount (or accreted value, if applicable) of the Refinanced Indebtedness at the time of such refinancing, refunding, renewal, extension or replacement, except by an amount equal to any original issue discount thereon and the amount of unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such refinancing, refunding, renewal, extension or replacement, and by an amount equal to any existing commitments thereunder that have not been utilized at the time of such refinancing, refunding, renewal, extension or replacement, (b) the final stated maturity and weighted average life to maturity of such Refinancing Indebtedness shall not be prior to or shorter than that applicable to the Refinanced Indebtedness and such Refinancing Indebtedness does not require any scheduled payment of principal, mandatory repayment, redemption or repurchase that is more favorable to the holders of the Refinancing Indebtedness than the corresponding terms (if any) of the Refinanced Indebtedness (including by virtue of such Refinancing Indebtedness participating on a greater basis in any mandatory repayment, redemption or repurchase as compared to the Refinanced Indebtedness, but excluding any scheduled payment of principal, mandatory repayment, redemption or repurchase occurring on or after the date that is 91 days after the Latest Maturity Date in effect at the time of such incurrence in effect at the time of the issuance or incurrence of such Refinancing Indebtedness); provided that the restrictions of this clause (b) shall not apply to the extent such Refinancing Indebtedness constitutes a customary bridge or similar facility that is to be automatically converted or exchanged into notes or other Indebtedness that otherwise would satisfy this clause (b) so long as such conversion or exchange is subject only to conditions customary for similar conversions and exchanges and the Borrower irrevocably agrees at the time of incurrence thereof to take, and cause each applicable Restricted Subsidiary to take, all actions necessary to convert or exchange such Refinancing Indebtedness; (c) such Refinancing Indebtedness shall not be secured by (i) Liens on assets other than assets securing the Refinanced Indebtedness at the time of such refinancing, refunding, renewal, extension or replacement or (ii) Liens having a higher priority than the Liens, if any, securing the Refinanced Indebtedness; (d) such Refinancing Indebtedness shall not be guaranteed by or otherwise recourse to any Person other than the Person(s) to whom the Refinanced Indebtedness is recourse or by whom it is guaranteed, in each case as of the time of such refinancing, refunding, renewal, extension or replacement; (e) to the extent such Refinanced Indebtedness is subordinated in right of payment to the Obligations (or the Liens securing such Indebtedness were - 32- originally contractually subordinated to the Liens securing the Collateral pursuant to the Security Documents), such refinancing, refunding, renewal, extension or replacement is subordinated in right of payment to the Obligations (or the Liens securing such Indebtedness shall be subordinated to the Liens securing the Collateral pursuant to the Security Documents) on terms at least as favorable to the Lenders as those contained in the documentation governing such Refinanced Indebtedness or otherwise reasonably acceptable to the Administrative Agent; (f) the covenants with respect to such Refinancing Indebtedness, when taken as a whole, are not materially more restrictive to the Borrower and the Restricted Subsidiaries than those in the Refinanced Indebtedness (taken as a whole) (except (i) for covenants with respect to such Indebtedness that are applicable only to the periods after the Latest Maturity Date in effect at the time of such incurrence in effect at the time of incurrence of such Refinancing Indebtedness and (ii) to the extent that any financial maintenance covenant is added for the benefit of any such Refinancing Indebtedness, no consent shall be required by the Administrative Agent or any of the Lenders if such financial maintenance covenant is also added for the benefit of the Lenders hereunder with respect to any Loans or Commitments remaining outstanding after giving effect to the incurrence of such Refinancing Indebtedness and the application of the proceeds thereof); provided that a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent at least five (5) Business Days (or such shorter period as the Administrative Agent may agree to) prior to the incurrence of such Refinancing Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Refinancing Indebtedness or substantially final drafts of the documentation related thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within two (2) Business Days after receipt of such certificate that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees); (g) in the event that the Refinancing Indebtedness is unsecured Indebtedness (including unsecured Junior Debt) such Refinancing Indebtedness does not include cross-defaults (but may include cross-payment defaults and cross-defaults at the final stated maturity thereof and cross-acceleration); (h) no Default shall have occurred and be continuing at the time of, or would result from, such refinancing, refunding, renewal, extension or replacement and (i) the Refinancing Indebtedness shall have pricing (including interest rates, fees and premiums), optional prepayment and redemption terms as may be agreed to by the Borrower and the lenders or holders of such Refinancing Indebtedness; provided that if such Refinancing Indebtedness is in the form of term loans secured on a pari passu lien basis with the Term Loan Facility, it shall be subject to the provisions of Section 2.22(c) as if applicable thereto. “Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” shall mean, as of any date of determination, any employee benefit plan which is covered by Title IV of ERISA and in respect of which any Credit Party or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Popeyes Franchise Agreement” shall mean any Franchise Agreement with Popeyes Louisiana Kitchen, Inc. “Popeyes Leases” shall mean any leases or subleases with respect to a Restaurant where Popeyes Louisiana Kitchen, Inc. is the lessor or sublessor, respectively whether entered at, on, prior to, or after the Closing Date, as any of the same may from time to time be amended, modified, supplemented or restated. “Popeyes Louisiana Kitchen, Inc.” shall mean Popeyes Louisiana Kitchen, Inc., a Minnesota corporation. “Popeyes Rights” shall mean the collective reference to Popeyes Louisiana Kitchen, Inc.’s rights (if any) under each Popeyes Franchise Agreement pursuant to which Popeyes Louisiana Kitchen, Inc. shall be entitled to: (a) prior written notice of any sale of the Voting Stock of the Borrower or any other Credit Party; (b) a right of first refusal to purchase the Voting Stock of the Borrower or any other Credit Party; and (c) prior approval of any sale of the Voting Stock of the Borrower or any other Credit Party; in each case to the extent set forth in a legally binding Popeyes Franchise Agreement. - 33- “PPP Indebtedness” means Indebtedness of the Credit Parties incurred under, or pursuant to, the Paycheck Protection Program contemplated by Section 1102 of the CARES Act. “Prepayment Date” shall have the meaning set forth in the definition of “Applicable Make-Whole Amount.” “Prime Rate” shall have the meaning set forth in the definition of “Alternate Base Rate.” “Pro Forma Basis” shall mean, (i) for purposes of calculating Consolidated EBITDA for any period during which one or more Specified Transactions occurs, such Specified Transaction (and all other Specified Transactions that have been consummated during the applicable period) shall be deemed to have occurred as of the first day of the applicable period of measurement and income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (1) in the case of a Specified Disposition or other sale, transfer, or other disposition of all or substantially all Equity Interests in any Subsidiary of the Borrower or any division, product line, or facility used for operations of the Borrower or any of its Subsidiaries, shall be excluded, and (2) in the case of a Permitted Acquisition or Investment (including any Permitted Construction Transaction) described in the definition of “Specified Transaction,” shall be included (provided that such income statement items to be included are directly attributable to such transaction, reflected in financial statements or other financial data reasonably acceptable to the Administrative Agent and based upon reasonable assumptions and calculations which are factually supportable and expected to have a continuous impact and subject to clause (b)(vii) of the definition of “Consolidated EBITDA”); and (ii) in the event that the Borrower or any Restricted Subsidiary incurs (including by assumption or guarantees) or repays (including by redemption, repayment, retirement, discharge, defeasance or extinguishment) any Indebtedness included in the calculations of any financial ratio or test (in each case, other than Indebtedness incurred or repaid under any revolving credit facility in the ordinary course of business for working capital purposes), (i) during the applicable measurement period or (ii) subsequent to the end of the applicable measurement period and prior to or simultaneously with the event for which the calculation of any such ratio is made, then such financial ratio or test shall be calculated giving pro forma effect to such incurrence or repayment of Indebtedness, to the extent required, as if the same had occurred on the last day of the applicable measurement period and any such Indebtedness that is incurred (including by assumption or guarantee) that has a floating or formula rate of interest shall have an implied rate of interest for the applicable period determined by utilizing the rate. “Properties” shall have the meaning set forth in Section 3.10(a). “PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Purchase Money Indebtedness” shall have the meaning set forth in Section 6.1(c). “Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time such Swap Obligation is incurred or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder. “Qualified Equity Interests” shall mean any Equity Interests that are not Disqualified Equity Interests. “Rabobank” shall mean Coöperatieve Rabobank U.A., New York Branch, together with its successors and assigns. “Ratio Debt” shall have the meaning set forth in Section 6.1(n). “RBI” shall mean Restaurant Brands International Inc. “Recipient” shall mean (a) the Administrative Agent, (b) any Lender and (c) any Issuing Lender, as applicable. - 34-

“Recovery Event” shall mean the receipt by any Credit Party or its Restricted Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective property or assets. “Reference Period” shall mean, as of any date of determination, the period of four (4) consecutive fiscal quarters ended on or immediately prior to such date for which financial statements of the Borrower have been delivered to the Administrative Agent hereunder. “Refinance” shall have the meaning set forth in Section 2.23(a)(i). “Refinanced Indebtedness” shall have the meaning set forth in the definition of “Permitted Refinancing Indebtedness.” “Refinancing Amendment” shall have the meaning set forth in Section 2.23(a)(v). “Refinancing Debt” shall have the meaning set forth in Section 2.23(b)(i). “Refinancing Equivalent Debt” shall have the meaning set forth in Section 2.23(b)(i). “Refinancing Facility” shall have the meaning set forth in Section 2.23(a)(i). “Refinancing Indebtedness” shall have the meaning set forth in the definition of “Permitted Refinancing Indebtedness.” “Refinancing Term Lender” shall mean with respect to any Refinancing Term Loan Series, collectively, all of the Persons agreeing to make a Refinancing Term Loan of such Refinancing Term Loan Series. “Refinancing Term Loan Series” shall have the meaning set forth in Section 2.23(a)(iii). “Refinancing Term Loans” shall have the meaning set forth in Section 2.23(a)(i). “Refinancing/Replacement Effective Date” shall have the meaning set forth in Section 2.23(a)(i). “Register” shall have the meaning set forth in Section 9.6(c). “Registered Intellectual Property Collateral” shall mean the Collateral consisting of United States Patents, United States registered Trademarks and United States registered Copyrights and, in each case, applications therefor. “Reimbursement Obligation” shall mean the obligation of the Borrower to reimburse the Issuing Lender pursuant to Section 2.3(d) for amounts drawn under Letters of Credit. “Related Parties” shall mean, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto. “Reorganization” shall mean, with respect to any Multiemployer Plan, the condition that such Plan is in reorganization within the meaning of such term as used in Section 4241 of ERISA. “Replacement Rate” shall have the meaning set forth in Section 2.13(c). “Replacement Revolving Commitment Series” shall have the meaning set forth in Section 2.23(a)(iii). - 35- “Replacement Revolving Commitments” shall have the meaning set forth in Section 2.23(a)(i). “Replacement Revolving Lender” shall have the meaning set forth in Section 2.23(a)(ii). “Replacement Revolving Loans” shall have the meaning set forth in Section 2.23(a)(i). “Reportable Event” shall mean any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than those events as to which the thirty-day notice period is waived under PBGC Reg. §4043. “Repricing Transaction” shall have the meaning set forth in Section 2.7(d). “Required Lenders” shall mean, as of any date of determination, Lenders holding at least a majority of (i) the outstanding Loans and unfunded Commitments under the Senior Credit Facilities or (ii) if the Senior Credit Facilities have been terminated, the outstanding Loans and Participation Interests; provided, however, that if any Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Lenders, such Defaulting Lender’s outstanding Loans and Participation Interests and unfunded Commitments under the Senior Credit Facilities. “Required Revolving Lenders” shall mean, as of any date of determination, any combination of Revolving Lenders holding at least a majority of the sum of the aggregate amount of the Revolving Commitment or, if the Revolving Commitment has been terminated, any combination of Revolving Lenders holding at least a majority of the aggregate Extensions of Credit under the Revolving Facility; provided, however, that if any Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Revolving Lenders, such Defaulting Lender’s outstanding Loans and Participation Interests and unfunded Commitments under the Revolving Facility. “Requirement of Law” shall mean, as to any Person, (a) the articles or certificate of incorporation, by-laws or other organizational or governing documents of such Person, and (b) all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, executive orders, and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority (in each case whether or not having the force of law); in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Responsible Officer” shall mean, for any Credit Party, the chief executive officer, the president, chief financial officer, general counsel, secretary, treasurer or any vice president of such Credit Party and any additional responsible officer that is designated as such to the Administrative Agent. “Restaurant” shall mean any restaurant owned or leased by the Borrower or any of its Restricted Subsidiaries. “Restricted Payment” shall mean (a) any dividend or other distribution, direct or indirect, on account of any shares (or equivalent) of any class of Equity Interests of any Credit Party or any of its Restricted Subsidiaries, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares (or equivalent) of any class of Equity Interests of any Credit Party or any of its Restricted Subsidiaries, now or hereafter outstanding, (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Equity Interests of any Credit Party or any of its Restricted Subsidiaries, now or hereafter outstanding or (d) the payment by any Credit Party or any of its Subsidiaries of any management, advisor or consulting fee to any Person that is an Affiliate of a Credit Party. “Restricted Subsidiary” shall mean any Subsidiary other than an Unrestricted Subsidiary. - 36- “Retained Excess Cash Flow” shall mean the cumulative amount of Excess Cash Flow (but not less than zero in any period) in respect of all fiscal years (commencing with the fiscal year ending December 31, 2020) that is not required to be applied in prepayment of the Loans pursuant to Section 2.7 (but excluding the amount of any voluntary prepayments that are applied to reduce the amount of such required prepayment in accordance with Section 2.7(b)(iv)). “Revolving Commitment” shall mean, (a) with respect to each Revolving Lender, the commitment of such Revolving Lender to make Revolving Loans in an aggregate principal amount at any time outstanding up to an amount equal to such Revolving Lender’s Revolving Commitment Percentage of the Revolving Committed Amount, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including, without limitation, Section 2.22) and (b) as to all Revolving Lenders, the aggregate commitment of all Revolving Lenders to make Revolving Loans, as such amount may be modified at any at any time or from time to time pursuant to the terms hereof. The initial Revolving Commitment of each Revolving Lender is set forth opposite the name of such Lender on Schedule 1.1(f). Except where the context otherwise dictates, references herein and in the other Credit Documents to Revolving Commitment shall include any applicable Replacement Revolving Commitment. “Revolving Commitment Percentage” shall mean, for each Revolving Lender at any time, the percentage of the total Revolving Commitments of all the Revolving Lenders represented by such Revolving Lender’s Revolving Commitment, as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6(b). The initial Revolving Commitment Percentage of each Revolving Lender on the Closing Date is set forth opposite the name of such Lender on Schedule 1.1(f). “Revolving Committed Amount” shall have the meaning set forth in Section 2.1(a). “Revolving Facility” shall have the meaning set forth in Section 2.1(a). “Revolving Facility Increase” shall have the meaning set forth in Section 2.22(a). “Revolving Facility Increase Lender” shall have the meaning set forth in Section 2.22(b)(ii). “Revolving Lender” shall mean, as of any date of determination, a Lender holding a Revolving Commitment, a Revolving Loan or a Participation Interest on such date. “Revolving Loan” shall have the meaning set forth in Section 2.1(a). “Revolving Loan Note” or “Revolving Loan Notes” shall mean the promissory notes of the Borrower provided pursuant to Section 2.1(e) in favor of any of the Revolving Lenders evidencing the Revolving Loan provided by any such Revolving Lender pursuant to Section 2.1(a), individually or collectively, as appropriate, as such promissory notes may be amended, modified, extended, restated, replaced, or supplemented from time to time. “Revolving Maturity Date” shall mean January 29, 2026. “S&P” shall mean Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. “Sale Leaseback” shall have the meaning set forth in Section 6.12. “Sanctioned Entity” shall mean, at any time, (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly controlled by a country or its government, or (d) a person or entity resident in or determined to be resident in a country, that is itself the subject or target of any Sanctions. “Sanctioned Person” shall mean, at any time, (a) any Person listed on the Specially Designated Nationals and Blocked Persons List or Foreign Sanctions Evader List maintained by OFAC or in a Sanctions-related list maintained by the U.S. Department of State, (b) any Person operating, organized or resident in a country or territory - 37- which is itself the subject or target of any Sanctions or (c) any Person owned or controlled by any such Person or Persons. “Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (i) the U.S. government, including those administered by OFAC or the U.S. Department of State, (ii) the European Union or any member state thereof, (iii) Her Majesty’s Treasury, or (iv) the United Nations. “Sarbanes-Oxley” shall mean the Sarbanes-Oxley Act of 2002. “SEC” shall mean the Securities and Exchange Commission or any successor Governmental Authority. “Second Amendment” meansshall mean the Second Amendment to the Credit Agreement, dated as of March 25, 2020, among the Borrower, the Credit Parties, the Lenders party thereto and the Administrative Agent. “Second Amendment Effective Date” meansshall mean March 25, 2020, the date on which all conditions precedent set forth in Section 2.1 of Amendment No. 2 are satisfied. “Second Amendment Revolving Increase Lenders” means Wells Fargo Bank, National Association and Truist Bank. “Second Quarter” shall mean, with respect to any fiscal year of the Borrower, the thirteen (13) week period ending on the Sunday closest to June 30 of such fiscal year. “Secured Net Leverage Ratio” shall mean, as of any date of determination, for the Credit Parties and their Restricted Subsidiaries on a Consolidated basis, the ratio of (i) Consolidated Funded Debt and Purchase Money Indebtedness as reflected on the balance sheet of the Borrower and its Restricted Subsidiaries, in each case (other than Capital Lease Obligations and Purchase Money Indebtedness) to the extent secured, in whole or in part, by liens on the Collateral, minus unrestricted cash and cash equivalents to (ii) Consolidated EBITDA for the most recently completed Reference Period. “Secured Parties” shall mean the Administrative Agent, the Lenders, the Issuing Lender and the Bank Product Providers. “Securities Act” shall mean the Securities Act of 1933, together with any amendment thereto or replacement thereof and any rules or regulations promulgated thereunder. “Securities Laws” shall mean the Securities Act, the Exchange Act, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the Public Company Accounting Oversight Board, as each of the foregoing may be amended and in effect on any applicable date hereunder. “Security Agreement” shall mean the Security Agreement dated as of the Closing Date among the Credit Parties and the Administrative Agent, as amended, modified, extended, restated, replaced, or supplemented from time to time in accordance with its terms. “Security Documents” shall mean the Security Agreement, the Mortgage Instruments and any Acceptable Intercreditor Agreement, as applicable, and all other agreements, documents and instruments relating to, arising out of, or in any way connected with any of the foregoing documents or granting to the Administrative Agent, for the benefit of the Secured Parties, Liens or security interests to secure, inter alia, the Credit Party Obligations whether now or hereafter executed and/or filed, each as may be amended from time to time in accordance with the terms hereof, executed and delivered in connection with the granting, attachment and perfection of the Administrative Agent’s security interests and liens arising thereunder, including, without limitation, UCC financing statements. - 38-

“Senior Credit Facilities” shall mean the Revolving Facility and the Term Loan Facility. “Seventh Amendment” means the Seventh Amendment to the Credit Agreement, dated as of June 28, 2021, among the Borrower, the Credit Parties, the Lenders party thereto and the Administrative Agent. “Seventh Amendment Effective Date” means June 28, 2021, the date on which all conditions precedent set forth in Section 2.1 of the Seventh Amendment are satisfied. “Single Employer Plan” shall mean any Plan that is not a Multiemployer Plan. “Sixth Amendment” means the Sixth Amendment to the Credit Agreement, dated as of June 23, 2020, among the Borrower, the Credit Parties, the Lenders party thereto and the Administrative Agent. “Sixth Amendment Effective Date” means June 23, 2020, the date on which all conditions precedent set forth in Section 2.1 of the Seventh Amendment are satisfied. “SOFR” shall mean a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” shall mean the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Rate Day” shall have the meaning set forth in the definition of “Adjusted Daily Simple SOFR”. “Specified Acquisition Agreement Representations” shall mean any representation and warranty by the Acquired Company or its subsidiaries or affiliates or with respect to the Acquired Company, its subsidiaries or its businesses, in each case, in the Cambridge Acquisition Agreement, that is material to the interests of the Lenders, but only to the extent that the Borrower or its Affiliates have the right to terminate its or their respective obligations under the Cambridge Acquisition or otherwise decline to close the Cambridge Acquisition as a result of a breach of such representation and warranties not being accurate (in each case, taking into account any applicable cure provisions under the Cambridge Acquisition Agreement). “Specified Disposition” shall mean any (a) Asset Disposition having gross sales proceeds in excess of $5,000,000, or (b) any Asset Disposition (without regard to any de minimis thresholds) (i) that results in a Restricted Subsidiary ceasing to be a Subsidiary of the Borrower or (ii) of a business, business unit, line of business or division of the Borrower or a Restricted Subsidiary, whether by merger, amalgamation, consolidation or otherwise. “Specified Representations” shall mean the representations and warranties set forth in Section 3.3; Section 3.4, as it relates to the Credit Parties entering into and performing under the Credit Documents; Section 3.5(a) and (b), as it relates to the execution, delivery and performance of the Credit Documents; Section 3.17 as of the Closing Date and after giving effect to the Transactions; Section 3.7; Section 3.8; Section 3.27(c); Sections 3.18 and 3.28, as they relate to the use of proceeds of the Senior Credit Facilities; and Section 3.25. “Specified Transactions” shall mean (a) any Specified Disposition, (b) any Permitted Acquisition or any other purchase or other acquisition of a business of any Person, of assets constituting a business unit, line of business or division of any Person, in each case, to the extent permitted hereunder, (c) any Permitted Construction Transaction, (d) the Transactions, (e) any designation of operations or assets of the Borrower or a Restricted Subsidiary as discontinued operations (as defined under GAAP), (f) any Investment that results in a Person becoming a Restricted Subsidiary, (g) any designation of a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary in compliance with this Agreement, (h) any operational changes identified by the Borrower that have been made by the Borrower or any Restricted Subsidiary during the Reference Period, (i) the borrowing under an Incremental Term Facility, Revolving Facility Increase or Incremental Equivalent Debt (or the establishment of Commitments in respect thereof), or (j) any Restricted Payment or other transaction that by the terms of this Agreement requires a financial ratio to be calculated on a pro forma basis. - 39- “STRH” shall mean SunTrust Robinson Humphrey, Inc., together with its successors and assigns. “Subject Properties” shall have the meaning set forth in Section 5.12(c). “Subordinated Debt” shall mean any Indebtedness incurred by any Credit Party which by its terms is specifically subordinated in right of payment to the prior payment of the Credit Party Obligations and contains subordination and other terms acceptable to the Administrative Agent. “Subsidiary” shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, limited liability company, partnership or other entity are at the time owned, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower. “Subsidiary Guarantors” shall mean, collectively, all Subsidiaries of the Borrower that are a party to this Agreement on the Closing Date and all additional Credit Parties. “Swap Obligations” shall mean, with respect to any Guarantor, an obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of § 1a(47) of the Commodity Exchange Act. “Target” shall have the meaning set forth in the definition of “Permitted Acquisition.” “Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Loan Commitment” shall mean, (a) with respect to each Term Loan Lender, the commitment of such Term Loan Lender to make its portion of the Initial Term Loan in a principal amount equal to such Term Loan Lender’s Term Loan Commitment Percentage of the Initial Term Loan Committed Amount and (b) with respect to all Term Loan Lenders, the aggregate commitment of all Term Loan Lenders to make such Term Loans. “Term Loan Commitment Percentage” shall mean, for any Term Loan Lender at any time, the percentage of the total outstanding principal balance of the Term Loans represented by the outstanding principal balance of such Term Loan Lender’s Term Loans, as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6(b). “Term Loan Facility” shall mean the Initial Term Loan Facility, and except where the context otherwise dictates, the Term Loan Facility shall include each facility providing for the borrowing of Extended Term Loans and Incremental Term Loans, including the Incremental Term B-1 Loans, and each facility providing for the borrowing of Refinancing Term Loans in respect of the foregoing. “Term Loan Lender” shall mean a Lender holding a Term Loan Commitment or a portion of the outstanding Term Loan, including any Incremental Term Loan Lenders and any Refinancing Term Lender. “Term Loan Maturity Date” shall mean the date that is seven years following the Closing Date; provided, however, if such date is not a Business Day, the Term Loan Maturity Date shall be the next preceding Business Day. “Term Loan Note” or “Term Loan Notes” shall mean the promissory notes of the Borrower (if any) in favor of any of the Term Loan Lenders evidencing the portion of the Term Loans provided by any such Term Loan Lender, individually or collectively, as appropriate, as such promissory notes may be amended, modified, extended, restated, replaced, or supplemented from time to time. - 40- “Term Loans” shall mean the Initial Term Loans and, if applicable, any Incremental Term Loans, including the Incremental Term B-1 Loans, any Extended Term Loans and any Refinancing Term Loans. “Term Loan” shall mean any of such Term Loans. “Term SOFR” means, for any calculation, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day. “Term SOFR Adjustment” means a percentage equal to 0.10% per annum. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Loan” shall mean any Loan bearing interest at a rate based on Adjusted Term SOFR. “Term SOFR Reference Rate” shall mean the forward-looking term rate based on SOFR. “Third Amendment” shall mean the Third Amendment to the Credit Agreement, dated as of April 8, 2020, among the Borrower, the Credit Parties, the Lenders party thereto and the Administrative Agent “Third Amendment Effective Date” shall mean the date on which all conditions precedent set forth in Section 2.1 of Amendment No. 3 are satisfied. “Third Quarter” shall mean, with respect to any fiscal year of the Borrower, the thirteen (13) week period ending on the Sunday closest to September 30 of such fiscal year. “Total Net Leverage Ratio” shall mean, as of any date of determination, for the Credit Parties and their Restricted Subsidiaries on a Consolidated basis, the ratio of (i) Consolidated Funded Debt and Purchase Money Indebtedness as reflected on the balance sheet of the Borrower and its Restricted Subsidiaries, minus unrestricted cash and cash equivalents to (ii) Consolidated EBITDA for the most recently completed Reference Period. “Trademark License” shall mean any agreement, whether written or oral, providing for the grant by or to a Person of any right to use any Trademark. “Trademarks” shall mean (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, service marks, elements of package or trade dress of goods or services, logos and other source or business identifiers, together with the goodwill associated therewith, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof and (b) all renewals thereof. “Tranche” shall mean the collective reference to (a) LIBOR RateAdjusted Term SOFR Loans whose Interest Periods begin and end on the same day and (b) Alternate Base Rate Loans made on the same day. - 41- “Transaction Costs” shall mean for any period, all expenses, fees, charges and other amounts (other than depreciation or amortization expense) related to (a) the Transactions, (b) any Permitted Acquisitions and (c) any offerings of Equity Interests, Investments, Permitted Construction Transactions, Dispositions, Restricted Payments, recapitalizations or incurrence of Indebtedness, in each case permitted hereunder (including, without limitation, any financing fees, merger and acquisition fees, legal fees and expenses, financial advisory fees, due diligence fees or any other fees and expenses in connection therewith), including (i) such fees, expenses, or charges related to the incurrence of the Loans hereunder and all fees, costs, or expenses incurred or paid by the Borrower, or any of its Affiliates in connection with the Transactions, this Agreement, and the other Credit Documents, and the transactions contemplated hereby and thereby, (ii) such fees, expenses, or charges related to the offering of the Credit Documents and any other credit facilities or debt issuances and (iii) any amendment or other modification of the Loans hereunder or other Indebtedness, and, in each case, including any such transaction undertaken but not completed. “Transactions” shall mean (a) the closing of this Agreement and the other Credit Documents and the other transactions contemplated hereby and pursuant to the other Credit Documents, including, without limitation, the initial borrowings under the Credit Documents and (b) the consummation of the Cambridge Acquisition, in each case, including, without limitation, the payment of fees and expenses in connection with all of the foregoing. “Type” shall mean, as to any Loan, its nature as an Alternate Base Rate Loan or LIBOR RateAdjusted Term SOFR Loan, as the case may be. “UCC” shall mean the Uniform Commercial Code from time to time in effect in any applicable jurisdiction. “Unadjusted Benchmark Replacement” shall mean, the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unrestricted Subsidiary” shall mean (a) as of the Closing Date, each Subsidiary listed on Schedule 3.12(b), (b) any Subsidiary designated by the Borrower as an Unrestricted Subsidiary subsequent to the Closing Date pursuant to Section 1.7 hereof and (c) any Subsidiary of an Unrestricted Subsidiary. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” shall mean any Person that is a “United States Person” as defined in section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.16(g)(ii)(B)(iii). “Voting Stock” shall mean, with respect to any Person, Equity Interests issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote may be or have been suspended by the happening of such a contingency. “Wells Fargo” shall mean Wells Fargo Bank, National Association, a national banking association, together with its successors and/or assigns. “WFS” shall mean Wells Fargo Securities, LLC, together with its successors and assigns. “Working Capital” shall mean, for the Borrower and its Restricted Subsidiaries on a Consolidated basis and calculated in accordance with GAAP, as of any date of determination, the excess of (a) current assets (other than cash, Cash Equivalents and current and deferred taxes based on income or profits) over (b) current liabilities, excluding, without duplication, (i) the current portion of any long-term Indebtedness, (ii) outstanding Revolving Loans or Replacement Revolving Loans, (iii) the current portion of current taxes and deferred taxes based on income - 42-

and profits, (iv) the current portion of accrued Consolidated Interest Expense (excluding Consolidated Interest Expense that is past due and unpaid) and (v) accruals of any costs or expenses related to restructuring reserves; provided that increases or decreases in Working Capital shall be calculated without regard to any changes in current assets or current liabilities as a result of (A) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and non-current or (B) the effects of purchase accounting thereon; provided, further, that any payables or receivables in connection with amounts transferred or distributed to Affiliates in the ordinary course of business and consistent with past practice of the Borrower that constitute Restricted Payments shall not be included as current assets or current liabilities for purposes of this definition. “Works” shall mean all works which are subject to copyright protection pursuant to Title 17 of the United States Code. “Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. Other Definitional Provisions.Section 1.2 The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, amended and restated or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (g) all terms defined in this Agreement shall have the defined meanings when used in any other Credit Document or any certificate or other document made or delivered pursuant hereto unless the context otherwise requires or such term is otherwise defined in any such other Credit Document or any certificate or other document. Accounting Terms.Section 1.3 Generally. All accounting terms not specifically or completely defined herein shall be construed in(a) conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the most recently delivered audited Consolidated financial statements of the Borrower, except as otherwise specifically prescribed herein. Without limitation to the definition of “Operating Lease Liabilities” and the application of such term in this Agreement, notwithstanding any other provision contained herein or in any other Credit Document, any “failed” sale leaseback under FASB ASC 842 that would have been accounted for as an operating lease but for such “failed” sale and leaseback accounting rules shall be treated as an operating lease for all purposes of this Agreement and the other Credit Documents. Changes in GAAP. If at any time any change in GAAP would affect the computation of any(b) financial ratio or requirement set forth in any Credit Document, and either the Borrower, the Required Revolving Lenders or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall - 43- negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP; provided, further, that, unless a breach of Section 5.9 has become an Event of Default with respect to the Term Loans in accordance with Section 7.1, any such amendment shall not affect the computation of any financial ratio or requirement in, and for the purposes of, Section 5.9 until approved in writing by the Required Revolving Lenders. Financial Covenant Calculations. The parties hereto acknowledge and agree that, for purposes of(c) all calculations made in determining compliance for any applicable period with the covenants set forth in Section 5.9, (i) after consummation of any Permitted Acquisition, (A) Consolidated EBITDA shall be calculated after giving effect thereto on a Pro Forma Basis (subject to (x) adjustments consistent with the definition of “Consolidated EBITDA” and (y) other adjustments, in the case of this clause (y), reasonably acceptable to the Required Lenders) and (B) Consolidated Interest Expense shall be calculated after giving effect thereto (including the effect of any related incurrence of Indebtedness) on a Pro Forma Basis (ii) after the consummation of any Permitted Construction Transaction, (A) Consolidated EBITDA shall be calculated after giving effect thereto on a Pro Forma Basis (subject to (x) adjustments consistent with the definition of “Consolidated EBITDA” and (y) other adjustments, in the case of this clause (y), reasonably acceptable to the Required Lenders) and (B) Consolidated Interest Expense shall be calculated after giving effect thereto (including the effect of any related incurrence of Indebtedness) on a Pro Forma Basis and (iii) after any other Specified Transaction, (A) Consolidated EBITDA shall be calculated after giving effect thereto on a Pro Forma Basis (in the case of any Asset Disposition, to the extent the property or assets subject to such Disposition were owned during the applicable period of calculation) and (B) Consolidated Interest Expense shall be calculated after giving effect thereto (including the effect of any related incurrence of Indebtedness) on a Pro Forma Basis. Order of Calculations. In the event any fixed baskets are intended to be utilized together with any(d) incurrence-based baskets in a single transaction or series of related transactions (including utilization of the Free and Clear Incremental Amount and the Incurrence-Based Incremental Amount), (i) compliance with or satisfaction of any applicable financial ratios or tests for the portion of such Indebtedness or other applicable transaction or action to be incurred under any incurrence-based baskets shall first be calculated without giving effect to amounts being utilized pursuant to any fixed baskets, but giving effect, on a Pro Forma Basis, to all applicable and related transactions (including, subject to the foregoing with respect to fixed baskets, any incurrence and repayments of Indebtedness) and all other permitted pro forma adjustments, and (ii) thereafter, incurrence of the portion of such Indebtedness or other applicable transaction or action to be incurred under any fixed baskets shall be calculated. Time References.Section 1.4 Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). Execution of Documents.Section 1.5 Unless otherwise specified, all Credit Documents and all other certificates executed in connection therewith must be signed by a Responsible Officer. Limited Condition Acquisition.Section 1.6 In the event that the Borrower notifies the Administrative Agent in writing that any proposed(a) acquisition is a Limited Condition Acquisition and that the Borrower wishes to test the conditions to such Limited Condition Acquisition and any Indebtedness or Liens incurred, the making of any Investments, Restricted Payments or fundamental changes or the designation of any Restricted Subsidiaries or Unrestricted Subsidiaries substantially concurrently with such Limited Condition Acquisition in connection with such Limited Condition Acquisition in - 44- accordance with this Section 1.6 (such notification, an “LCA Election”), then, so long as agreed to by the lenders providing such Indebtedness (if any), the following provisions shall apply: any condition to any action being taken in connection with such Limited Condition(i) Acquisition (including the incurrence of Indebtedness) that requires that no Default or Event of Default, as applicable, shall have occurred, be continuing at the time of such Limited Condition Acquisition or would result therefrom or the incurrence of such Indebtedness, shall be satisfied if no Default or Event of Default, as applicable, exists at the time of the execution of the definitive agreements governing such Limited Condition Acquisition (such date, the “LCA Test Date”). any financial ratio test (including any such test calculated in determining amounts under(ii) baskets) or financial condition to any action in connection with such Limited Condition Acquisition (including the incurrence of Indebtedness) shall be tested on the LCA Test Date; notwithstanding the foregoing, in the event a Limited Condition Acquisition is elected,(iii) any calculation of a ratio or basket not in connection with such Limited Condition Acquisition that is made prior to the earlier of (1) the date on which such Limited Condition Acquisition is consummated or (2) the date that the definitive agreement for such Limited Condition Acquisition is terminated, in connection with (x) determining whether or not Borrower is in compliance with the financial covenant set forth in Section 5.9 shall be calculated assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have not been consummated, (y) determining whether the Borrower or its Restricted Subsidiaries may make a Restricted Payment shall be calculated both (1) on a Pro Forma Basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness and the use of proceeds thereof) have been consummated and (2) assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness and the use of proceeds thereof) have not been consummated and (z) calculating Restricted Payments, the Consolidated Net Income and Consolidated EBITDA shall not be included. For the avoidance of doubt, if the Borrower has made an LCA Election and any of the ratios or baskets for which compliance was determined or tested as of the LCA Test Date are exceeded as a result of fluctuations in any such ratio or basket (including due to fluctuations in Consolidated EBITDA of the Borrower or of the target of any Limited Condition Acquisition) after the LCA Test Date, but at or prior to the consummation of the Limited Condition Acquisition, such basket or ratio will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the relevant transaction or action is permitted to be consummated or taken; provided that if such ratios improve as a result of such fluctuations, such improved ratios may be utilized; and any requirement under this Agreement or any other Credit Document that the(iv) representations and warranties be true and correct as a condition precedent to such Limited Condition Acquisition or any action in connection therewith (including the incurrence and the availability of such Indebtedness) shall be limited to those representations and warranties, the accuracy of which is customarily included as a condition precedent to the incurrence or availability of third party acquisition financings that are subject to customary “funds certain provisions” (including, without limitation, certain specified representations and warranties under this Agreement and the representations and warranties under the relevant agreement governing such acquisition that are material to the lenders providing such Indebtedness to the extent that the Borrower or its applicable Restricted Subsidiary has the right to terminate its obligations under such agreement or otherwise decline to close such Limited Condition Acquisition as a result of the failure of such representations and warranties to be true and correct), so long as all representations and warranties in this Agreement and the other Credit Documents are true and correct in all material respects (except for any such representation or warranty is qualified by Material Adverse Effect or materiality which shall be true and correct in all respects) at the time of execution of the relevant agreement governing such Limited Condition Acquisition (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by - 45- materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date). The foregoing provisions shall apply with similar effect during the pendency of multiple Limited(b) Condition Acquisitions such that each of the possible scenarios is separately tested. Designation of Subsidiaries.Section 1.7 The board of directors of the Borrower may at any time designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary by written notice to the Administrative Agent which written notice shall certify that such designation complies with this Section 1.7; provided that after giving effect to such designation, no Event of Default shall have occurred and be continuing. The designation of any Subsidiary as an Unrestricted Subsidiary after the Closing Date shall constitute an Investment by the Borrower therein in an amount equal to the Fair Market Value of the Borrower’s or its applicable Restricted Subsidiary’s Investment therein as determined at the time of such designation. The designation of an Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (i) the incurrence, at the time of designation, of any Investment, Indebtedness or Liens of such Subsidiary existing or outstanding at such time and (ii) a return on any Investment made by the Borrower and its respective Restricted Subsidiaries in such Unrestricted Subsidiary pursuant to the preceding sentence in an amount equal to the Fair Market Value of the Borrower’s or its Restricted Subsidiary’s Investment as determined at the time of such designation of such Subsidiary as an Unrestricted Subsidiary. Effectuation of Transactions.Section 1.8 All references herein to the Borrower and the other Subsidiaries shall be deemed to be references to such Persons, and all the representations and warranties of the Borrower and the other Credit Parties contained in this Agreement and the other Credit Documents shall be deemed made, in each case, after giving effect to the Cambridge Acquisition and the other Transactions to occur on the Closing Date, unless the context otherwise requires. Rates.Section 1.9 The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to Adjusted Daily Simple SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.13, will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Adjusted Daily Simple SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of Adjusted Daily Simple SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. - 46-

Section 1.9 Division.Section 1.10 For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. ARTICLE II THE LOANS; AMOUNT AND TERMS Revolving Loans.Section 2.1 Revolving Commitment. During the Commitment Period, subject to the terms and conditions(a) hereof, each Revolving Lender severally, but not jointly, agrees to make revolving credit loans in Dollars (together with all such revolving loans collectively as the context requires, the “Revolving Loans”) to the Borrower from time to time in an aggregate principal amount of up to TWO HUNDRED FIFTEEN MILLION DOLLARS ($215,000,000) (as increased from time to time as provided in Section 2.22, as such aggregate maximum amount may be reduced from time to time as provided in Section 2.6 and, except where context otherwise dictates, reflecting any amount under any Replacement Revolving Commitment Series, the “Revolving Committed Amount”) for the purposes hereinafter set forth (such facility, including any Revolving Facility Increase established pursuant to Section 2.22 and together with, except where context otherwise dictates, each Extended Revolving Commitment and Replacement Revolving Commitment Series, the “Revolving Facility”); provided, however, that (i) with regard to each Revolving Lender individually, the sum of such Revolving Lender’s Revolving Commitment Percentage of the aggregate principal amount of outstanding Revolving Loans plus such Lender’s Revolving Commitment Percentage of outstanding LOC Obligations shall not exceed such Revolving Lender’s Revolving Commitment and (iii) with regard to the Revolving Lenders collectively, the sum of the aggregate principal amount of outstanding Revolving Loans plus outstanding LOC Obligations shall not exceed the Revolving Committed Amount then in effect. Revolving Loans may consist of Alternate Base Rate Loans or LIBOR RateAdjusted Term SOFR Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof; provided, however, the Revolving Loans made on any of the three (3) U.S Government Securities Business Days following the Closing Date, may only consist of Alternate Base Rate Loans unless the Borrower delivers a funding indemnity letter, substantially in the form of Exhibit 2.1(a), reasonably acceptable to the Administrative Agent not less than three (3) Business Days prior to the requested borrowing date. LIBOR RateAdjusted Term SOFR Loans shall be made by each Revolving Lender at its LIBOR Lending Officelending office and Alternate Base Rate Loans at its Domestic Lending Office. Revolving Loan Borrowings.(b) Notice of Borrowing. The Borrower shall request a Revolving Loan borrowing by(i) delivering a written Notice of Borrowing (or telephone notice promptly confirmed in writing by delivery of a written Notice of Borrowing, which delivery may be by fax) to the Administrative Agent not later than 11:00 A.M. on the date of the requested borrowing in the case of Alternate Base Rate Loans, and on the third U.S. Government Securities Business Day prior to the date of the requested borrowing in the case of LIBOR RateAdjusted Term SOFR Loans. Each such Notice of Borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed and (D) whether the borrowing shall be comprised of Alternate Base Rate Loans, LIBOR RateAdjusted Term SOFR Loans or a combination thereof, and if LIBOR RateAdjusted Term SOFR Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (1) an applicable Interest Period in the case of a LIBOR Ratean Adjusted Term SOFR Loan, then such notice shall be deemed to be a request for an Interest Period of one (1) month, or (2) the Type of Revolving Loan requested, then such notice shall be deemed to be - 47- a request for an Alternate Base Rate Loan hereunder. The Administrative Agent shall give notice to each Revolving Lender promptly upon receipt of each Notice of Borrowing, the contents thereof and each such Revolving Lender’s share thereof. A Notice of Borrowing received after 11:00 A.M. shall be deemed received on the next Business Day or U.S. Government Securities Business Day, as applicable Minimum Amounts. Each Revolving Loan that is made as an Alternate Base Rate Loan(ii) shall be in a minimum aggregate amount of $500,000 and in integral multiples of $250,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less). Each Revolving Loan that is made as a LIBOR Ratean Adjusted Term SOFR Loan shall be in a minimum aggregate amount of $500,000 and in integral multiples of $250,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less). Advances. Each Revolving Lender will make its Revolving Commitment Percentage of(iii) each Revolving Loan borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 9.2, or at such other office as the Administrative Agent may designate in writing, by 1:00 P.M. on the date specified in the applicable Notice of Borrowing, in Dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent by crediting the account of the Borrower on the books of such office (or such other account that the Borrower may designate in writing to the Administrative Agent) with the aggregate of the amounts made available to the Administrative Agent by the Revolving Lenders and in like funds as received by the Administrative Agent. Repayment. Subject to the terms of this Agreement, Revolving Loans may be borrowed, repaid(c) and reborrowed during the Commitment Period, subject to Section 2.7(a). The principal amount of all Revolving Loans shall be due and payable in full on the Revolving Maturity Date, unless accelerated sooner pursuant to Section 7.2. Interest. Subject to the provisions of Section 2.8, Revolving Loans shall bear interest as follows:(d) Alternate Base Rate Loans. During such periods as any Revolving Loans shall be(i) comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable Margin; and LIBOR RateAdjusted Term SOFR Loans. During such periods as Revolving Loans shall(ii) be comprised of LIBOR RateAdjusted Term SOFR Loans, each such LIBOR RateAdjusted Term SOFR Loan shall bear interest at a per annum rate equal to the sum of the LIBOR RateAdjusted Term SOFR plus the Applicable Margin. Interest on Revolving Loans shall be payable in arrears on each Interest Payment Date. Revolving Loan Notes; Covenant to Pay. The Borrower’s obligation to pay each Revolving(e) Lender shall be evidenced by this Agreement and, upon such Revolving Lender’s request, by a duly executed promissory note of the Borrower to such Revolving Lender in substantially the form of Exhibit 2.1(e). The Borrower covenants and agrees to pay the Revolving Loans in accordance with the terms of this Agreement. Term Loans.Section 2.2 Term Loans. Subject to the terms and conditions hereof and in reliance upon the representations(a) and warranties set forth herein, each Term Loan Lender severally, but not jointly, agrees to make available to the Borrower (through the Administrative Agent) on the Closing Date such Term Loan Lender’s Term Loan Commitment Percentage of a term loan in Dollars (the “Initial Term Loan”) in the aggregate principal amount of FOUR HUNDRED TWENTY-FIVE MILLION DOLLARS ($425,000,000) (the “Initial Term Loan Committed Amount”) for the purposes hereinafter set forth (such facility, the “Initial Term Loan Facility”). Upon receipt by the Administrative Agent of the proceeds of the Initial Term Loan, such proceeds will then be made available to the - 48- Borrower by the Administrative Agent by crediting the account of the Borrower on the books of the office of the Administrative Agent specified in Section 9.2, or at such other office as the Administrative Agent may designate in writing, with the aggregate of such proceeds made available to the Administrative Agent by the Term Loan Lenders and in like funds as received by the Administrative Agent (or by crediting such other account(s) as directed by the Borrower). The Term Loans may consist of Alternate Base Rate Loans or LIBOR RateAdjusted Term SOFR Loans, or a combination thereof, as the Borrower may request in the Notice of Borrowing delivered to the Administrative Agent prior to the Closing Date; provided, however, that the Initial Term Loan made on the Closing Date may only consist of Alternate Base Rate Loans unless the Borrower delivers a funding indemnity letter, substantially in the form of Exhibit 2.1(a), reasonably acceptable to the Administrative Agent not less than three (3) Business Days prior to the Closing Date. LIBOR RateAdjusted Term SOFR Loans shall be made by each Term Loan Lender at its LIBOR Lending Officelending office and Alternate Base Rate Loans at its Domestic Lending Office. Amounts repaid or prepaid on the Term Loan may not be reborrowed. Repayment of Term Loan.(b) The principal amount of the Initial Term Loan shall be repaid in consecutive quarterly(i) installments on the last day of the fiscal quarters set forth below (and on the Term Loan Maturity Date), starting with the first full fiscal quarter following the Closing Date, based on the quarterly percentages of the original principal amount of the Initial Term Loan set forth on the table below (provided, however, if such payment date is not a Business Day, such payment shall be due on the preceding Business Day), unless accelerated sooner pursuant to Section 7.2: Quarterly Amortization Payment Dates Amortization _ ___ Third Quarter of 2019 0.25% Fourth Quarter of 2019 0.25% First Quarter of 2020 0.25% Second Quarter of 2020 0.25% Third Quarter of 2020 0.25% Fourth Quarter of 2020 0.25% First Quarter of 2021 0.25% Second Quarter of 2021 0.25% Third Quarter of 2021 0.25% Fourth Quarter of 2021 0.25% First Quarter of 2022 0.25% Second Quarter of 2022 0.25% Third Quarter of 2022 0.25% Fourth Quarter of 2022 0.25% First Quarter of 2023 0.25% Second Quarter of 2023 0.25% Third Quarter of 2023 0.25% Fourth Quarter of 2023 0.25% First Quarter of 2024 0.25% Second Quarter of 2024 0.25% Third Quarter of 2024 0.25% Fourth Quarter of 2024 0.25% First Quarter of 2025 0.25% Second Quarter of 2025 0.25% Third Quarter of 2025 0.25% Fourth Quarter of 2025 0.25% First Quarter of 2026 0.25% Maturity Date The remaining outstanding principal of the Initial Term Loan - 49- The outstanding principal amount of the Initial Term Loan and all accrued but unpaid interest and other amounts payable with respect to the Initial Term Loan shall be repaid on the Term Loan Maturity Date. Repayment of Incremental Term B-1 Loans. The principal amount of the Incremental(ii) Term B-1 Loans shall be repaid in consecutive quarterly installments on the last day of the fiscal quarters set forth below (and on the Term Loan Maturity Date) based on the quarterly percentages of the original principal amount of the Incremental Term B-1 Loan set forth on the table below (provided, however, if such payment date is not a Business Day, such payment shall be due on the preceding Business Day), unless accelerated sooner pursuant to Section 7.2: Quarterly Amortization Payment Dates Amortization Third Quarter of 2020 0.25% Fourth Quarter of 2020 0.25% First Quarter of 2021 0.25% Second Quarter of 2021 0.25% Third Quarter of 2021 0.25% Fourth Quarter of 2021 0.25% First Quarter of 2022 0.25% Second Quarter of 2022 0.25% Third Quarter of 2022 0.25% Fourth Quarter of 2022 0.25% First Quarter of 2023 0.25% Second Quarter of 2023 0.25% Third Quarter of 2023 0.25% Fourth Quarter of 2023 0.25% First Quarter of 2024 0.25% Second Quarter of 2024 0.25% Third Quarter of 2024 0.25% Fourth Quarter of 2024 0.25% First Quarter of 2025 0.25% Second Quarter of 2025 0.25% Third Quarter of 2025 0.25% Fourth Quarter of 2025 0.25% First Quarter of 2026 0.25% Maturity Date The remaining outstanding principal of the Incremental Term B-1 Loans The outstanding principal amount of the Incremental Term B-1 Loan and all accrued but unpaid interest and other amounts payable with respect to the Incremental Term B-1 Loan shall be repaid on the Term Loan Maturity Date. Interest on a Term Loan. Subject to the provisions of Section 2.8, the Term Loans shall bear(c) interest as follows: (i) Alternate Base Rate Loans. During such periods as the Term Loans shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable Margin; and (ii) LIBOR RateAdjusted Term SOFR Loans. During such periods as the Term Loans shall be comprised of LIBOR RateAdjusted Term SOFR Loans, each such LIBOR RateAdjusted Term SOFR Loan shall bear interest at a per annum rate equal to the sum of the LIBOR RateAdjusted Term SOFR plus the Applicable Margin. - 50-

Interest on the Term Loans shall be payable in arrears on each Interest Payment Date. Term Loan Notes; Covenant to Pay. The Borrower’s obligation to pay each Term Loan Lender(d) shall be evidenced by this Agreement and, upon such Term Loan Lender’s request, by a duly executed promissory note of the Borrower to such Term Loan Lender in substantially the form of Exhibit 2.2(d). The Borrower covenants and agrees to pay the Term Loans in accordance with the terms of this Agreement. Letter of Credit Subfacility.Section 2.3 Issuance. Subject to the terms and conditions hereof and of the LOC Documents, if any, and any(a) other terms and conditions which the Issuing Lender may reasonably require, during the Commitment Period the Issuing Lender shall issue, and the Revolving Lenders shall participate in, standby Letters of Credit for the account of the Borrower from time to time upon request in a form acceptable to the Issuing Lender; provided, however, that (i) the aggregate amount of LOC Obligations shall not at any time exceed $35,000,000 (the “LOC Committed Amount”), (ii) the sum of the aggregate principal amount of outstanding Revolving Loans plus outstanding LOC Obligations shall not at any time exceed the Revolving Committed Amount then in effect, (iii) all Letters of Credit shall be denominated in Dollars, (iv) Letters of Credit shall be issued for any lawful corporate purposes and shall be issued as standby letters of credit, including in connection with workers’ compensation and other insurance programs and (v) the aggregate amount of Letters of Credit issued by Truist Bank shall not at any time exceed $10,000,000. Except as otherwise expressly agreed in writing upon by all the Revolving Lenders, no Letter of Credit shall have an original expiry date more than twenty-four (24) months from the date of issuance; provided, however, so long as no Default or Event of Default has occurred and is continuing and subject to the other terms and conditions to the issuance of Letters of Credit hereunder, the expiry dates of Letters of Credit may be extended annually or periodically from time to time (i) on the request of the Borrower, (ii) as permitted by the Administrative Agent in its sole discretion or (iii) by operation of the terms of the applicable Letter of Credit to a date not more than twelve (12) months from the date of extension; provided, further, that Letters of Credit may, as originally issued or as extended, have an expiry date extending beyond the Revolving Maturity Date, when subject to the provisions Section 2.3(k). Each Letter of Credit shall comply with the related LOC Documents. The Existing Letters of Credit shall, as of the Closing Date, be deemed to have been issued as Letters of Credit hereunder and subject to and governed by the terms of this Agreement. The issuance and expiry date of each Letter of Credit shall be a Business Day. Each Letter of Credit issued hereunder shall be in a minimum original face amount of $100,000 or such lesser amount as approved by the Issuing Lender. The Borrower’s Reimbursement Obligations in respect of each Existing Letter of Credit, and each Revolving Lender’s participation obligations in connection therewith, shall be governed by the terms of this Credit Agreement. Wells Fargo shall be the Issuing Lender on all Letters of Credit issued after the Closing Date. Notice and Reports. The request for the issuance of a Letter of Credit shall be submitted to the(b) Issuing Lender at least five (5) Business Days prior to the requested date of issuance. The Issuing Lender will promptly upon request provide to the Administrative Agent for dissemination to the Revolving Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of any prior report, and including therein, among other things, the account party, the beneficiary, the face amount, expiry date as well as any payments or expirations which may have occurred. The Issuing Lender will further provide to the Administrative Agent promptly upon request copies of the Letters of Credit. The Issuing Lender will provide to the Administrative Agent promptly upon request a summary report of the nature and extent of LOC Obligations then outstanding. Participations. Each Revolving Lender, (i) on the Closing Date with respect to each Existing(c) Letter of Credit and (ii) upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder and any Collateral relating thereto, in each case in an amount equal to its Revolving Commitment Percentage of the obligations under such Letter of Credit and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its Revolving Commitment Percentage of the obligations arising under such Letter of Credit; provided that any Person that becomes a Revolving Lender after the Closing Date shall be deemed to have purchased a Participation Interest - 51- in all outstanding Letters of Credit on the date it becomes a Lender hereunder and any Letter of Credit issued on or after such date, in each case in accordance with the foregoing terms. Without limiting the scope and nature of each Revolving Lender’s participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any LOC Document, each such Revolving Lender shall pay to the Issuing Lender its Revolving Commitment Percentage of such unreimbursed drawing in same day funds pursuant to and in accordance with the provisions of subsection (d) hereof. The obligation of each Revolving Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided. Reimbursement. In the event of any drawing under any Letter of Credit, the Issuing Lender will(d) promptly notify the Borrower and the Administrative Agent. The Borrower shall reimburse the Issuing Lender on the day of drawing under any Letter of Credit if notified prior to 1:00 P.M. on a Business Day or, if after 1:00 P.M., on the following Business Day (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds as provided herein or in the LOC Documents. If the Borrower shall fail to reimburse the Issuing Lender as provided herein, the unreimbursed amount of such drawing shall automatically bear interest at a per annum rate equal to the Default Rate. Unless the Borrower shall immediately notify the Issuing Lender and the Administrative Agent of its intent to otherwise reimburse the Issuing Lender, the Borrower shall be deemed to have requested a Mandatory LOC Borrowing in the amount of the drawing as provided in subsection (e) hereof, the proceeds of which will be used to satisfy the Reimbursement Obligations. The Borrower’s Reimbursement Obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of set-off, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Administrative Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including, without limitation, any defense based on any failure of the Borrower to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Administrative Agent will promptly notify the other Revolving Lenders of the amount of any unreimbursed drawing and each Revolving Lender shall promptly pay to the Administrative Agent for the account of the Issuing Lender, in Dollars and in immediately available funds, the amount of such Revolving Lender’s Revolving Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the Business Day such notice is received by such Revolving Lender from the Administrative Agent if such notice is received at or before 2:00 P.M., otherwise such payment shall be made at or before 12:00 P.M. on the Business Day next succeeding the Business Day such notice is received. If such Revolving Lender does not pay such amount to the Administrative Agent for the account of the Issuing Lender in full upon such request, such Revolving Lender shall, on demand, pay to the Administrative Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Revolving Lender pays such amount to the Administrative Agent for the account of the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Effective Rate and thereafter at a rate equal to the Alternate Base Rate. Each Revolving Lender’s obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the Obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Repayment with Revolving Loans. On any day on which the Borrower shall have requested, or(e) been deemed to have requested, a Revolving Loan to reimburse a drawing under a Letter of Credit, the Administrative Agent shall give notice to the Revolving Lenders that a Revolving Loan has been requested or deemed requested in connection with a drawing under a Letter of Credit, in which case a Revolving Loan borrowing comprised entirely of Alternate Base Rate Loans (each such borrowing, a “Mandatory LOC Borrowing”) shall be made (without giving effect to any termination of the Commitments pursuant to Section 7.2) pro rata based on each Revolving Lender’s respective Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2) and the proceeds thereof shall be paid directly to the Administrative Agent for the account of the Issuing Lender for application to the respective LOC Obligations. Each Revolving Lender hereby irrevocably agrees to make such Revolving Loans on the day such notice is received by the Revolving Lenders from the Administrative Agent if such notice is received at or before 2:00 P.M., otherwise such - 52- payment shall be made at or before 12:00 P.M. on the Business Day next succeeding the day such notice is received, in each case notwithstanding (i) the amount of Mandatory LOC Borrowing may not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 4.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required in Section 2.1(b), (v) the date of such Mandatory LOC Borrowing, or (vi) any reduction in the Revolving Committed Amount after any such Letter of Credit may have been drawn upon. In the event that any Mandatory LOC Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the occurrence of a Bankruptcy Event), then each such Revolving Lender hereby agrees that it shall forthwith fund its Participation Interests in the outstanding LOC Obligations on the Business Day such notice to fund is received by such Revolving Lender from the Administrative Agent if such notice is received at or before 2:00 P.M., otherwise such payment shall be made at or before 12:00 Noon on the Business Day next succeeding the Business Day such notice is received; provided, further, that in the event any Lender shall fail to fund its Participation Interest as required herein, then the amount of such Revolving Lender’s unfunded Participation Interest therein shall automatically bear interest payable by such Revolving Lender to the Administrative Agent for the account of the Issuing Lender upon demand, at the rate equal to, if paid within two (2) Business Days of such date, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate. Modification, Extension. The issuance of any supplement, modification, amendment, renewal, or(f) extension to any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder. ISP98. Unless otherwise expressly agreed by the Issuing Lender and the Borrower, when a Letter(g) of Credit is issued, the rules of the “International Standby Practices 1998,” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit. Conflict with LOC Documents. In the event of any conflict between this Agreement and any LOC(h) Document (including any letter of credit application and any LOC Documents relating to the Existing Letters of Credit), this Agreement shall control. Designation of Subsidiaries as Account Parties. Notwithstanding anything to the contrary set forth(i) in this Agreement, including, without limitation, Section 2.3(a), a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Subsidiary of the Borrower; provided that, notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Agreement for such Letter of Credit and such statement shall not affect the Borrower’s Reimbursement Obligations hereunder with respect to such Letter of Credit. [Reserved].(j) Letters of Credit Expiring After Revolving Maturity Date. With respect to any Letter of Credit(k) with an expiry date after the Revolving Maturity Date (a “Cash Collateralized LC”), the Borrower shall deliver Cash Collateral to the Issuing Lender no later than the date that is thirty (30) days prior to the Revolving Maturity Date (the “LC Expiration Date”) in an amount equal to 103% of the LOC Obligations of any such Letter of Credit (the “LC Cash Collateral”). To the extent the Borrower fails to provide the LC Cash Collateral on the LC Expiration Date, the Borrower shall be deemed to have requested a Mandatory LOC Borrowing in an amount equal to 100% of the LOC Obligations of the Cash Collateralized LC as provided in Section 2.3(e) hereof, the proceeds of which will be delivered to the Issuing Lender as LC Cash Collateral. In the event that any Mandatory LOC Borrowing cannot for any reason be made on the LC Expiration Date, then each such Revolving Lender hereby agrees that it shall promptly fund its Participation Interests in such Cash Collateralized LC (which shall be delivered to the Issuing Lender as LC Cash Collateral). Upon the Cash Collateralization of any Letter of Credit pursuant to this Section 2.3(k), such Cash Collateralized LC shall be deemed to be issued outside of this Agreement; provided that, (i) the fees associated with such Letter of Credit shall continue to accrue, but shall thereafter be solely for the benefit of the Issuing Lender and (ii) any principal, interest or other amounts owed or owing to the Revolving Lenders in - 53- connection with a Mandatory LOC Borrowing or a funded Participation Interest hereunder shall continue to be owed and paid in accordance with the terms of this Agreement. Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, this(l) Section 2.3 shall be subject to the terms and conditions of Sections 2.20 and 2.21. [Reserved].Section 2.4 Fees.Section 2.5 Commitment Fee. Subject to Section 2.21, in consideration of the Revolving Commitments, the(a) Borrower agrees to pay to the Administrative Agent, for the ratable benefit of the Revolving Lenders, a commitment fee (the “Commitment Fee”) in an amount equal to 0.50% per annum on the average daily unused amount of the Revolving Committed Amount. The Commitment Fee shall be calculated quarterly in arrears and will accrue from the Closing Date. For purposes of computation of the Commitment Fee, LOC Obligations shall be considered usage of the Revolving Committed Amount. The Commitment Fee shall be fully earned and due and payable quarterly in arrears (calculated on a 360-day basis) on the last Business Day of each calendar quarter. Letter of Credit Fees. Subject to Section 2.3(k) or 2.21, in consideration of the LOC(b) Commitments, the Borrower agrees to pay to the Administrative Agent, for the ratable benefit of the Revolving Lenders, a fee (the “Letter of Credit Fee”) equal to the Applicable Margin for Revolving Loans that are LIBOR RateAdjusted Term SOFR Loans per annum on the average daily maximum amount available to be drawn under each Letter of Credit from the date of issuance to the date of expiration. The Letter of Credit Fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter. Issuing Lender Fees. In addition to the Letter of Credit Fees payable pursuant to subsection (b)(c) hereof, the Issuing Lender may charge, and retain for its own account without sharing by the other Lenders, an additional facing fee (the “Letter of Credit Facing Fee”) both as described in the Fee Letter and separately agreed. Administrative Fee. The Borrower agrees to pay to the Administrative Agent the annual(d) administrative fee as described in the Fee Letter. Commitment Reductions.Section 2.6 Voluntary Reductions. The Borrower shall have the right to terminate or permanently reduce the(a) unused portion of the Revolving Committed Amount at any time or from time to time upon not less than five (5) Business Days’ prior written notice to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction which shall be in a minimum amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof and, subject to the final sentence of Section 2.7(a) below, shall be irrevocable and effective upon receipt by the Administrative Agent; provided that no such reduction or termination shall be permitted if after giving effect thereto, and to any prepayments of the Revolving Loans made on the effective date thereof, the sum of the aggregate principal amount of outstanding Revolving Loans plus outstanding LOC Obligations would exceed the Revolving Committed Amount then in effect. Any reduction in the Revolving Committed Amount shall be applied to the Commitment of each Revolving Lender in accordance with its Revolving Commitment Percentage. LOC Committed Amount. If the Revolving Committed Amount is reduced below the then current(b) LOC Committed Amount, the LOC Committed Amount shall automatically be reduced by an amount such that the LOC Committed Amount equals the Revolving Committed Amount. Revolving Maturity Date. The Revolving Commitments and the LOC Commitment shall(c) automatically terminate on the Revolving Maturity Date. - 54-

Incremental Term B-1 Commitments. The Incremental Term B-1 Commitments of each(d) Incremental Term B-1 Lender shall be automatically and permanently reduced to $0 upon the funding of the Incremental Term B-1 Loans to be made by such Incremental Term B-1 Lender on the Fifth Amendment Effective Date. Prepayments.Section 2.7 Optional Prepayments and Repayments. The Borrower shall have the right to prepay the Term(a) Loans and repay Revolving Loans in whole or in part from time to time; provided, however, that each partial prepayment or repayment of (i) Revolving Loans or Term Loans that are Alternate Base Rate Loans shall be in a minimum principal amount of $500,000 and integral multiples of $250,000 in excess thereof (or the remaining outstanding principal amount) and (ii) Revolving Loans or Term Loans that LIBOR RateAdjusted Term SOFR Loans shall be in a minimum principal amount of $500,000 and integral multiples of $250,000 in excess thereof (or the remaining outstanding principal amount). The Borrower shall give three (3) Business Days’ irrevocable notice of prepayment in the case of LIBOR RateAdjusted Term SOFR Loans and same-day irrevocable notice on any Business Day in the case of Alternate Base Rate Loans, to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable) and the Borrower shall specify whether the repayment is of the Initial Term Loan, an Incremental Term Loan or a combination thereof, and if a combination thereof, the amount allocable to each. Each optional prepayment of the Term Loans hereunder shall be applied to the outstanding principal installments of the Initial Term Loan and, if applicable, any Incremental Term Loans as directed by the Borrower. To the extent the Borrower elects to repay the Revolving Loans, amounts prepaid under this Section shall be applied to the Revolving Loans of the Revolving Lenders in accordance with their respective Revolving Commitment Percentages. Within the foregoing parameters, prepayments of Term Loans under this Section shall be applied at the direction of the Borrower. All prepayments under this Section shall be subject to Section 2.15, but otherwise without premium or penalty except as set forth in Section 2.7(d). Interest on the principal amount prepaid shall be payable on the next occurring Interest Payment Date that would have occurred had such loan not been prepaid. Notwithstanding the foregoing or anything in Section 2.6(a) above to the contrary, any notice of prepayment delivered pursuant to this Section 2.7(a) and/or any notice of termination delivered pursuant to Section 2.6(a) above, in each case, in connection with any refinancing of all of the Senior Credit Facilities with the proceeds of such refinancing or of any other incurrence of Indebtedness or the occurrence of some other identifiable event or condition, may be, if expressly so stated to be, contingent upon the consummation of such refinancing or incurrence or occurrence of such other identifiable event or condition and may be postponed and/or revoked by the Borrower in the event such contingency is delayed and/or not met; provided that the delay or failure of such contingency shall not relieve the Borrower from its obligations in respect thereof under Section 2.15. Mandatory Prepayments.(b) Revolving Committed Amount. If at any time, the sum of the aggregate principal amount(i) of outstanding Revolving Loans plus outstanding LOC Obligations shall exceed the Revolving Committed Amount, the Borrower shall immediately prepay the Revolving Loans and (after all Revolving Loans have been repaid) Cash Collateralize the LOC Obligations in an amount sufficient to eliminate such excess (such prepayment to be applied as set forth in clause (vi) below). Asset Dispositions. Within five Business Days following the receipt of Net Cash(ii) Proceeds derived from any Asset Disposition (or related series of Asset Dispositions) by the Borrower or any of its Restricted Subsidiaries (including the issuance by any such Restricted Subsidiary of any of its equity interests to any Person that is not a Credit Party or any Restricted Subsidiary thereof), the Borrower shall prepay the Term Loans (such prepayment to be applied as set forth in clause (vi) below) in an aggregate amount equal to (A) 100% of such Net Cash Proceeds, if the Borrower’s First Lien Net Leverage Ratio, calculated on a Pro Forma Basis and as of the most recently completed Reference Period, is greater than 2.75 to 1.00, (B) 50% of such Net Cash Proceeds, if the Borrower’s First Lien Net Leverage Ratio, calculated on a Pro Forma Basis and as of the most recently completed Reference Period, is equal to or less than 2.75 to 1.00 but greater than 2.50 to 1.00 and (C) 25% of such Net Cash Proceeds, if the Borrower’s First Lien Net Leverage Ratio, calculated on a Pro Forma Basis and as of the most recently completed - 55- Reference Period, is equal to or less than 2.50 to 1.00; provided, however, that such Net Cash Proceeds shall not be required to be so applied to prepay the Term Loans until the aggregate amount of the Net Cash Proceeds derived from any Asset Dispositions in any fiscal year of the Borrower or any of its Restricted Subsidiaries (including the issuance by any such Restricted Subsidiary of any of its equity interests to any Person that is not a Credit Party or any Restricted Subsidiary thereof) is equal to or greater than $5,000,000 for each individual Asset Disposition (or related series of Asset Dispositions) and $10,000,000 in the aggregate for all such Asset Dispositions during any fiscal year (and in each case only to the extent of such excess); provided, further, that, so long as no Event of Default has occurred and is continuing at the time of receipt of such Net Cash Proceeds, such Net Cash Proceeds shall not be required to be used to prepay the Term Loans to the extent the Borrower or any of its Restricted Subsidiaries uses any portion of such Net Cash Proceeds to acquire, maintain, develop, construct, improve, upgrade or repair Restaurants or other assets useful in the business of the Borrower or its Restricted Subsidiaries, in each case, within fifteen (15) months of the receipt of such Net Cash Proceeds, except to the extent not, within fifteen (15) months of such receipt, so used (or, if any portion of such Net Cash Proceeds are not so used within such 15-month period but within such 15-month period are contractually committed to be so used, then, if such Net Cash Proceeds are not so used within six (6) months after the end of such 15-month period), it being understood that any portion of Net Cash Proceeds not so reinvested within such applicable time period shall be applied to prepay the Term Loans (such prepayment to be applied as set forth in clause (vi) below). Debt Issuances. Immediately upon receipt by any Credit Party or any of its Restricted(iii) Subsidiaries of proceeds from any Debt Issuance, the Borrower shall prepay the Term Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of such Debt Issuance (such prepayment to be applied as set forth in clause (vi) below). Excess Cash Flow. Within ninety (90) days after the end of each fiscal year (commencing(iv) with fiscal year ending on or about December 31, 2020), if the Borrower’s First Lien Net Leverage Ratio, calculated on a Pro Forma Basis and as of the end of such fiscal year is (A) greater than 2.75 to 1.00, the Borrower shall prepay the Term Loans in an aggregate amount equal to 50% of the Excess Cash Flow for such fiscal year (such prepayments to be applied as set forth in clause (vi) below), (B) equal to or less than 2.75 to 1.00 but greater than 2.50 to 1.00, the Borrower shall prepay the Loans in an aggregate amount equal to 25% of the Excess Cash Flow for such fiscal year (such prepayments to be applied as set forth in clause (vi) below) and (C) equal to or less than 2.50 to 1.00, the Borrower shall not be required prepay the Loans; in each case, minus, if not deducted in any prior fiscal year, on a dollar-for-dollar basis (not to exceed the amount of cash actually spent), the aggregate amount of (1) all voluntary prepayments, repurchases or redemptions of the loans under any Revolving Facility or any revolving Additional First Lien Debt (accompanied by a corresponding permanent reduction in the aggregate Revolving Committed Amount) and (2) all voluntary prepayments, repurchases or redemptions of the loans under any Term Loan Facility and any Additional First Lien Debt, in each case, secured on a pari passu basis with the Initial Term Loan Facility and repurchased or redeemed on a pro rata basis or less than pro rata basis with the Initial Term Loan Facility; provided, in each case, prepayments, repurchases or redemptions to the extent funded with the proceeds of long-term funded Indebtedness (other than Revolving Loans) shall be excluded. Recovery Events. Within five Business Days following the receipt by any Credit Party or(v) any of its Restricted Subsidiaries of Net Cash Proceeds from a Recovery Event, the Borrower shall prepay the Term Loans in an aggregate amount equal to (A) 100% of such Net Cash Proceeds, if the Borrower’s First Lien Net Leverage Ratio, calculated on a Pro Forma Basis and as of the most recently completed Reference Period, is greater than 2.75 to 1.00, (B) 50% of such Net Cash Proceeds, if the Borrower’s First Lien Net Leverage Ratio, calculated on a Pro Forma Basis and as of the most recently completed Reference Period, is equal to or less than 2.75 to 1.00 but greater than 2.50 to 1.00 and (C) 25% of such Net Cash Proceeds, if the Borrower’s First Lien Net Leverage Ratio, calculated on a Pro Forma Basis and as of the most recently completed Reference Period, is equal to or less than 2.50 to 1.00; provided, however, that such Net Cash Proceeds shall not be required to be so applied until the aggregate amount of the Net Cash Proceeds derived from any Recovery Event in any fiscal year of the Borrower is equal to or greater than $5,000,000 for each individual Recovery Event and $10,000,000 in the aggregate for all such Recovery - 56- Events during any fiscal year (and in each case only to the extent of such excess); provided, further, that, so long as no Event of Default has occurred and is continuing at the time of receipt of such Net Cash Proceeds, such Net Cash Proceeds shall not be required to be used to prepay the Term Loans to the extent the Borrower or any of its Restricted Subsidiaries uses any portion of such Net Cash Proceeds to acquire, maintain, develop, construct, improve, upgrade or repair Restaurants or other assets useful in the business of the Borrower or its Restricted Subsidiaries, in each case, within fifteen (15) months of the receipt of such Net Cash Proceeds, except to the extent not, within fifteen (15) months of such receipt, so used (or, if any of such Net Cash Proceeds are not so used within such 15-month period but within such 15-month period are contractually committed to be so used, then, if such Net Cash Proceeds are not so used within six (6) months after the end of such 15-month period), it being understood that any such remaining portion of Net Cash Proceeds not so reinvested within such applicable time period shall be applied to prepay the Term Loans (such prepayment to be applied as set forth in clause (vi) below). Application of Mandatory Prepayments. All amounts required to be paid pursuant to this(vi) Section 2.7(b) shall be applied as follows: with respect to all amounts prepaid pursuant to Section 2.7(b)(i), first to the(A) principal amount of outstanding Revolving Loans (without a simultaneous corresponding reduction of the Revolving Committed Amount) and (2) second with respect to any Letters of Credit then outstanding, to Cash Collateralize the LOC Obligations; and with respect to all amounts prepaid pursuant to Sections 2.7(b)(ii) through (v),(B) ratably to the Term Loans and Incremental Term Loans secured on a pari passu basis with the Initial Term Loans (to be applied to installments in inverse order of maturity, unless otherwise directed by the Borrower); provided that the lenders under any Incremental Term Loan may elect, as of the time of incurrence thereof, to receive less than their pro rata share thereof; provided, further, that in the case of mandatory prepayments pursuant to Section 2.7(b)(ii), (iii) or (v) above, a ratable portion of such mandatory prepayment may be applied to redeem, prepay or offer to purchase any permitted first lien Indebtedness secured on a pari passu lien basis with the Term Loan Facility (collectively, “Additional First Lien Debt”), in each case if required under the terms of the applicable documents governing such Additional First Lien Debt. Within the parameters of the applications set forth above, prepayments shall be applied first to Alternate Base Rate Loans and then to LIBOR RateAdjusted Term SOFR Loans in direct order of Interest Period maturities. All prepayments under this Section shall be subject to Section 2.15 and be accompanied by interest on the principal amount prepaid through the date of prepayment, but otherwise without premium or penalty. Mandatory prepayments in Section 2.7(b)(ii), (iii) and (v) above shall be subject to limitations to the extent required to be made from cash at non-U.S. Restricted Subsidiaries, the repatriation of which after use of commercially reasonable efforts would result in material adverse tax consequences to the Borrower, or any of its direct or indirect Subsidiaries (as reasonably determined by the Borrower in good faith) or would be prohibited or restricted by applicable law (including repatriation of any cash). Rejection Right. The Borrower shall notify the Administrative Agent in writing of any(vii) mandatory prepayment of the Term Loans required to be made pursuant to this Section 2.7(b)(vii) at least three (3) Business Days prior to the required date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount to be prepaid in connection with such prepayment. The Administrative Agent will promptly notify each Term Loan Lender holding Term Loans entitled to such prepayment of the contents of such prepayment notice and of such Lender’s pro rata share of such prepayment. Each Term Loan Lender may, by written notice (each a “Notice of Prepayment Rejection”) received by the Administrative Agent no later than 3:00 p.m. (Eastern) one (1) Business Day prior to the date of such prepayment, reject all or a portion, of its pro rata share of such prepayment as a result of the events described in Section 2.7(b)(ii) and (iii). If a Lender fails to deliver a Notice of Prepayment Rejection within the time frame specified above, any such failure will be deemed to be an acceptance of the total amount of such Term Loan Lender’s pro rata share of such prepayment. Any - 57- amounts rejected by a Term Loan Lender pursuant to a Notice of Prepayment Rejection received within the time frame specified above (such amounts, the “Declined Proceeds”) shall be retained by the Borrower and its Restricted Subsidiaries and may be applied to increase the Available Amount. Bank Product Obligations Unaffected. Any repayment or prepayment made pursuant to this(c) Section shall not affect the Borrower’s obligation to continue to make payments under any Bank Product, which shall remain in full force and effect notwithstanding such repayment or prepayment, subject to the terms of such Bank Product. Call Premium.(d) In the event that, on or prior to the six (6) month anniversary of the Closing Date, the(i) Borrower (i) makes any prepayment of the Initial Term Loan in connection with any Repricing Transaction (as defined below) or (ii) effects any repricing of the loans under the Term Loan Facility (whether pursuant to an amendment, amendment and restatement, mandatory assignment or otherwise) resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each applicable Term Loan Lender, a fee in an amount equal to, (x) in the case of clause (i), a prepayment premium of 1.0% of the amount of the Initial Term Loan being prepaid and (y) in the case of clause (ii), a payment equal to 1.0% of the aggregate amount of the applicable Term Loans outstanding immediately prior to such amendment. Such fees shall be due and payable within three (3) Business Days of the date of the effectiveness of such Repricing Transaction. For the purpose of this clause (d), “Repricing Transaction” shall mean (A) any prepayment or repayment of the Initial Term Loans with the proceeds of, or any conversion of the Initial Term Loan into, any new or replacement bank indebtedness bearing interest with an “effective yield” (taking into account, for example, upfront fees, interest rate spreads, interest rate benchmark floors and original issue discount) less than the “effective yield” applicable to the Initial Term Loans subject to such event (as such comparative yields are determined by the Administrative Agent) and (b) any repricing of the Initial Term Loan (whether pursuant to an amendment, amendment and restatement, mandatory assignment or otherwise) which reduces the “effective yield” applicable to all or a portion of the Initial Term Loan (as determined by the Administrative Agent) (it being understood that any prepayment premium with respect to a Repricing Transaction shall apply to any required assignment by a non-consenting Lender in connection with any such amendment pursuant to Section 2.19(b)), in each case, other than in connection with the consummation of a Permitted Acquisition, an initial public offering or the occurrence of a change in control (so long as the primary purpose of the prepayment or repayment of, or amendment to the Initial Term Loan in connection therewith is not to reduce the “effective yield” applicable to the Initial Term Loan as certified by a financial officer of the Borrower in a certificate to the Administrative Agent (on which the Administrative Agent is expressly permitted to rely)). Prepayment of Incremental Term B-1 Loans. If a prepayment of the Incremental Term(ii) B-1 Loans is made pursuant to Section 2.7(a) or Section 2.7(b)(iii) prior to the first anniversary of the Fifth Amendment Effective Date, a premium shall be paid to the Administrative Agent, for the ratable account of each applicable Term Loan Lender holding Incremental Term B-1 Loans on the date of such prepayment equal to the Applicable Make-Whole Amount with respect to the principal amount of the Incremental Term B-1 Loans so prepaid. Default Rate and Payment Dates.Section 2.8 If all or a portion of the principal amount of any Loan which is a LIBOR Ratean Adjusted Term (a) SOFR Loan shall not be paid when due or continued as a LIBOR Ratean Adjusted Term SOFR Loan in accordance with the provisions of Section 2.9 (whether at the stated maturity, by acceleration or otherwise), such overdue principal amount of such Loan shall be converted to an Alternate Base Rate Loan at the end of the Interest Period applicable thereto. If upon the occurrence and during the continuance of any Event of Default under paragraph (a) or(b) (g) of Section 7.1 any principal of or interest on any Loan or any fee or other amount payable by the Borrower - 58-

hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a per annum rate which is equal to the Default Rate, in each case from the date of such Event of Default until such Event of Default is waived in accordance with Section 9.1; provided that no amount shall be payable pursuant to this Section 2.8(b) to a Defaulting Lender so long as such Lender shall be a Defaulting Lender; provided, further that no amounts shall accrue pursuant to this Section 2.8(b) on any overdue amount or other amount payable to a Defaulting Lender so long as such Lender shall be a Defaulting Lender. Any default interest owing under this Section 2.8(b) shall be due and payable on the earlier to occur of (x) demand by the Administrative Agent (which demand the Administrative Agent shall make if directed by the Required Lenders) and (y)(i) with respect to the Term Loans, the Term Loan Maturity Date and (ii) with respect to the Revolving Loans, the Revolving Maturity Date. Conversion Options.Section 2.9 The Borrower may, in the case of Revolving Loans and the Term Loans, elect from time to time to(a) convert Alternate Base Rate Loans to LIBOR RateAdjusted Term SOFR Loans or to continue LIBOR RateAdjusted Term SOFR Loans, by delivering a Notice of Conversion/Extension to the Administrative Agent at least three (3) U.S. Government Securities Business Days prior to the proposed date of conversion or continuation. In addition, the Borrower may elect from time to time to convert all or any portion of a LIBOR RateAdjusted Term SOFR Loan to an Alternate Base Rate Loan by giving the Administrative Agent irrevocable written notice thereof by 11:00 A.M. one (1)three (3) U.S. Government Securities Business Day prior to the proposed date of conversion. If the date upon which an Alternate Base Rate Loan is to be converted to a LIBOR RateAdjusted Term SOFR Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of an Interest Period to such succeeding Business Day such Loan shall bear interest as if it were an Alternate Base Rate Loan. LIBOR RateAdjusted Term SOFR Loans may only be converted to Alternate Base Rate Loans on the last day of the applicable Interest Period. If the date upon which a LIBOR Ratean Adjusted Term SOFR Loan is to be converted to an Alternate Base Rate Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of an Interest Period to such succeeding Business Day such Loan shall bear interest as if it were an Alternate Base Rate Loan. All or any part of outstanding Alternate Base Rate Loans may be converted as provided herein; provided that (i) no Loan may be converted into a LIBOR Ratean Adjusted Term SOFR Loan when any Default or Event of Default has occurred and is continuing and (ii) partial conversions shall be in an aggregate principal amount of $500,000 or a whole multiple of $250,000 in excess thereof. All or any part of outstanding LIBOR RateAdjusted Term SOFR Loans may be converted as provided herein; provided that partial conversions shall be in an aggregate principal amount of $500,000 or a whole multiple of $250,000 in excess thereof. Any LIBOR RateAdjusted Term SOFR Loans may be continued as such upon the expiration of an(b) Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in Section 2.9(a); provided that no LIBOR RateAdjusted Term SOFR Loan may be continued as such when any Default or Event of Default has occurred and is continuing and the Required Lenders (with respect to any Loans other than Revolving Loans) or the Required Revolving Lenders (with respect to Revolving Loans), as applicable, have directed the Administrative Agent to not permit any Loans under the applicable facility to be continued as LIBOR RateAdjusted Term SOFR Loans, in which case such Loan shall be automatically converted to an Alternate Base Rate Loan at the end of the applicable Interest Period with respect thereto. If the Borrower shall fail to give timely notice requesting a conversion or continuation, then the applicable Loans shall be continued as the same Type of Loan, which, if a LIBOR Ratean Adjusted Term SOFR Loan, shall have a one-month Interest Period; provided that if the applicable Loans are LIBOR RateAdjusted Term SOFR Loans and the continuation of LIBOR RateAdjusted Term SOFR Loans is not permitted hereunder, such LIBOR RateAdjusted Term SOFR Loans shall be automatically converted to Alternate Base Rate Loans at the end of the applicable Interest Period with respect thereto. Computation of Interest and Fees; Usury.Section 2.10 Interest payable hereunder with respect to any Alternate Base Rate Loan based on the Prime Rate(a) shall be calculated on the basis of a year of 365 days (or 366 days, as applicable) for the actual days elapsed. All other fees, interest and all other amounts payable hereunder shall be calculated on the basis of a 360-day year for the - 59- actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a LIBOR RateAdjusted Term SOFR on the Business Day of the determination thereof. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate shall become effective. The Administrative Agent shall promptly notify the Borrower and the Lenders of the effective date and the amount of each such change. Each determination of an interest rate by the Administrative Agent pursuant to any provision of(b) this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the computations used by the Administrative Agent in determining any interest rate. It is the intent of the Lenders and the Credit Parties to conform to and contract in strict compliance(c) with applicable usury law from time to time in effect. All agreements between the Lenders and the Credit Parties are hereby limited by the provisions of this subsection which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including, but not limited to, prepayment or acceleration of the maturity of any Obligation), shall the interest taken, reserved, contracted for, charged, or received under this Agreement, under the Notes or otherwise, exceed the maximum nonusurious amount permissible under applicable law. If, from any possible construction of any of the Credit Documents or any other document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this paragraph and such interest shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If any Lender shall ever receive anything of value which is characterized as interest on the Loans under applicable law and which would, apart from this provision, be in excess of the maximum nonusurious amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Loans and not to the payment of interest, or refunded to the Borrower or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal amount of the Loans. The right to demand payment of the Loans or any other Indebtedness evidenced by any of the Credit Documents does not include the right to receive any interest which has not otherwise accrued on the date of such demand, and the Lenders do not intend to charge or receive any unearned interest in the event of such demand. All interest paid or agreed to be paid to the Lenders with respect to the Loans shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of the Loans so that the amount of interest on account of such Indebtedness does not exceed the maximum nonusurious amount permitted by applicable law. Pro Rata Treatment and Payments.Section 2.11 Allocation of Payments Prior to Exercise of Remedies. Each borrowing of Revolving Loans and(a) any reduction of the Revolving Commitments shall be made pro rata according to the respective Revolving Commitment Percentages of the Revolving Lenders. Unless otherwise required by the terms of this Agreement, each payment under this Agreement shall be applied, first, to any fees then due and owing by the Borrower pursuant to Section 2.5, second, to interest then due and owing hereunder of the Borrower and, third, to principal then due and owing hereunder and under this Agreement of the Borrower. Each payment on account of any fees pursuant to Section 2.5 shall be made pro rata in accordance with the respective amounts due and owing (except as to the Letter of Credit Facing Fees which shall be paid to the Issuing Lender). Each optional repayment and prepayment by the Borrower on account of principal of and interest on the Revolving Loans and on the Term Loans, as applicable, shall be applied to such Loans, as applicable, on a pro rata basis and, to the extent applicable, in accordance with the terms of Section 2.7(a) hereof. Each mandatory prepayment on account of principal of the Loans shall be applied to such Loans, as applicable, on a pro rata basis and, to the extent applicable, in accordance with Section 2.7(b). All payments (including prepayments) to be made by the Borrower on account of principal, interest and fees shall be made without defense, setoff or counterclaim and shall be made to the Administrative Agent for the account of the Lenders at the Administrative Agent’s office specified in Section 9.2 in Dollars and in immediately available funds not later than 1:00 P.M. on the date when due. The Administrative Agent shall distribute such payments to the Lenders entitled thereto promptly upon receipt in like funds as received. If any payment hereunder (other than - 60- payments on the LIBOR RateAdjusted Term SOFR Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a LIBOR Ratean Adjusted Term SOFR Loan becomes due and payable on a day other than a Business Day, such payment date shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. Allocation of Payments After Exercise of Remedies. Notwithstanding any other provisions of this(b) Agreement to the contrary, after the exercise of remedies (other than the application of default interest pursuant to Section 2.8) by the Administrative Agent or the Lenders pursuant to Section 7.2 (or after the Commitments shall automatically terminate and the Loans (with accrued interest thereon) and all other amounts under the Credit Documents (including, without limitation, the maximum amount of all contingent liabilities under Letters of Credit) shall automatically become due and payable in accordance with the terms of such Section), all amounts collected or received by the Administrative Agent or any Lender on account of the Credit Party Obligations or any other amounts outstanding under any of the Credit Documents or in respect of the Collateral shall be paid over or delivered as follows (irrespective of whether the following costs, expenses, fees, interest, premiums, scheduled periodic payments or Credit Party Obligations are allowed, permitted or recognized as a claim in any proceeding resulting from the occurrence of a Bankruptcy Event): FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees) of the Administrative Agent in connection with enforcing the rights of the Lenders under the Credit Documents and any protective advances made by the Administrative Agent with respect to the Collateral under or pursuant to the terms of the Security Documents; SECOND, to the payment of any fees owed to the Administrative Agent and the Issuing Lender; THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Credit Party Obligations owing to such Lender; FOURTH, to the payment of all of the Credit Party Obligations consisting of accrued fees and interest, and including, with respect to any Bank Product, any fees, premiums and scheduled periodic payments due under such Bank Product and any interest accrued thereon; FIFTH, to the payment of the outstanding principal amount of the Credit Party Obligations and the payment or Cash Collateralization of the outstanding LOC Obligations, and including with respect to any Bank Product, any breakage, termination or other payments due under such Bank Product and any interest accrued thereon; SIXTH, to all other Credit Party Obligations and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses “FIRST” through “FIFTH” above; and SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus. In carrying out the foregoing, (a) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (b) each of the Lenders and any Bank Product Provider shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans and LOC Obligations held by such Lender or the outstanding obligations payable to such Bank Product Provider bears to the aggregate then outstanding Loans and LOC Obligations and obligations payable under all Bank Products) of amounts available to be applied pursuant to clauses “THIRD,” “FOURTH,” “FIFTH” and “SIXTH” above; and (c) to the extent that any amounts available for distribution pursuant to clause “FIFTH” above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in a Cash Collateral account and applied (i) first, to reimburse the Issuing Lender from time to - 61- time for any drawings under such Letters of Credit and (ii) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses “FIFTH” and “SIXTH” above in the manner provided in this Section. Notwithstanding the foregoing terms of this Section, only Collateral proceeds and payments under the Guaranty (as opposed to ordinary course principal, interest and fee payments hereunder) shall be applied to obligations under any Bank Product. Amounts distributed with respect to any Bank Product Debt shall be the last Bank Product Amount reported to the Administrative Agent; provided that any such Bank Product Provider may provide an updated Bank Product Amount to the Administrative Agent prior to payments made pursuant to this Section. The Administrative Agent shall have no obligation to calculate the amount to be distributed with respect to any Bank Product Debt, but may rely upon written notice of the amount (setting forth a reasonably detailed calculation) from the applicable Bank Product Provider. In the absence of such notice, the Administrative Agent may assume the amount to be distributed is the Bank Product Amount last reported to the Administrative Agent. Non-Receipt of Funds by the Administrative Agent.Section 2.12 Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall(a) have received written notice from a Lender prior to the proposed date of any Extension of Credit that such Lender will not make available to the Administrative Agent such Lender’s share of such Extension of Credit, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with this Agreement and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Extension of Credit available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Alternate Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Extension of Credit to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Extension of Credit. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent(b) shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Lender hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lender, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Lender, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under subsections (a) and (b) of this Section shall be conclusive, absent manifest error. Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative(c) Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Extension of Credit set forth in Article IV are not satisfied or waived in accordance with the terms thereof, the Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest. - 62-

Obligations of Lenders Several. The obligations of the Lenders hereunder to make Term Loans(d) and Revolving Loans, to fund participations in Letters of Credit and to make payments pursuant to Section 9.5(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any such payment under Section 9.5(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 9.5(c). Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for(e) any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. Inability to Determine Interest Rate.Section 2.13 Unless and until a Benchmark Replacement Rate is implemented in accordance with clause (c)(a) below, in connection with any request for a LIBOR Ratean Adjusted Term SOFR Loan or a conversion to or continuation thereof or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that Dollar deposits are not being offered to banks in the London interbank Eurodollar market for the applicable amount and Interest Period of such Loan, (ii) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for the ascertaining the LIBOR Rate for suchAdjusted Daily Simple SOFR pursuant to the definition thereof or Adjusted Term SOFR for the applicable Interest Period with respect to a proposed LIBOR Rate Loan or (iiiAdjusted Term SOFR Loan on or prior to the first day of such Interest Period or (ii) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR RateAdjusted Daily Simple SOFR or Adjusted Term SOFR, as applicable, does not adequately and fairly reflect the cost to such Lenders of making or maintaining any such LoansLoan during, with respect to Adjusted Term SOFR, such Interest Period, then and, in the case of clause (ii), the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent shall promptly give notice thereof to the Borrower. Thereafter, untilUpon notice thereof by the Administrative Agent notifiesto the Borrower that such circumstances no longer exist, the, any obligation of the Lenders to make LIBOR RateAdjusted Term SOFR Loans, and theany right of any Borrower to convert any Loan to or continue any Loan as a LIBOR Rate Loan shall be suspended, and the Borrower shall either (A) repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Rate Loan together with accrued interest thereon (subject to Section 2.10(c)), on the last day of the then current Interest Period applicable to such LIBOR Rate Loan; or (B) convert the then outstanding principal amount of each such LIBOR Rate Loan to an Alternate Base Rate Loan as of the last day of such Interest Period.an Adjusted Term SOFR Loan, shall be suspended (to the extent of the affected Adjusted Term SOFR Loans or the affected Interest Periods) until the Administrative Agent (with respect to clause (ii), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of Adjusted Term SOFR Loans (to the extent of the affected Adjusted Term SOFR Loans or the affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Alternate Base Rate Loans in the amount specified therein and (B) any outstanding affected Adjusted Term SOFR Loans will be deemed to have been converted into Alternate Base Rate Loans (I) with respect to any Adjusted Daily Simple SOFR Loans; immediately and (II) with respect to any Adjusted Term SOFR Loans, at the end of the applicable Interest Period. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.17. If, after the date hereof, the introduction of, or any change in, any applicable law or any change in(b) the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective lending offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective lending offices) to honor its obligations hereunder to make or maintain any LIBOR Rate LoanAdjusted Term SOFR Loan, or to determine or charge interest based upon SOFR, Adjusted Daily Simple SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, such Lender shall promptly - 63- give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders (an “Illegality Notice”). Thereafter, until each affected lender notifies the Administrative Agent and the Administrative Agent notifies the Borrower that such circumstances giving rise to such determination no longer exist, (i) the obligationsany obligation of the Lenders to make LIBOR Rate Loans, and theAdjusted Daily Simple SOFR Loans or Adjusted Term SOFR Loans, as applicable, and any right of the Borrower to convert any Loan to a LIBOR Ratean Adjusted Daily Simple SOFR Loan or an Adjusted Term SOFR Loan or continue any Loan as a LIBOR Rate Loan shall be suspended and thereafter the Borrower may select only Alternate Base Rate Loans and (ii) if any of the Lenders may not, applicable, shall be suspended and (ii) if necessary to avoid such illegality, the Administrative Agent shall compute the Alternate Base Rate without reference to clause (c) of the definition of “Alternate Base Rate”. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all affected Adjusted Term SOFR Loans to Alternate Base Rate Loans (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Alternate Base Rate without reference to clause (c) of the definition of “Alternate Base Rate”) (A) with respect to any Adjusted Daily Simple SOFR Loans, on the Interest Payment Date therefor and (B) with respect to any Adjusted Term SOFR Loans, on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain a LIBOR Rate Loan to the end of the then current Interest Period applicable thereto, the applicable Loan shall immediately be converted to an Alternate Base Rate Loan for the remainder of such Interest Periodsuch Adjusted Term SOFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such Adjusted Term SOFR Loans to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.17. Benchmark Replacement Setting.(c) Benchmark Replacement. (i) (c) Notwithstanding anything to the contrary in Section 2.13(a) above, if the(A) Administrative Agent has made the determination (such determination to be conclusive absent manifest error) that (i) the circumstances described in Section 2.13(a)(i) or (a)(ii) have arisen and that such circumstances are unlikely to be temporary, (ii) any applicable interest rate specified herein is no longer a widely recognized benchmark rate for newly originated loans in the U.S. syndicated loan market in the applicable currency or (iii) the applicable supervisor or administrator (if any) of any applicable interest rate specified herein or any Governmental Authority having, or purporting to have, jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which any applicable interest rate specified herein shall no longer be used for determining interest rates for loans in the U.S. syndicated loan market in the applicable currency, then the Administrative Agent, in consultation with the Borrower, shall endeavor to establish an alternative rate of interest to the LIBOR Rate (the “Replacement Rate”) that gives due consideration to the then-prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, in which case, the Replacement Rate shall, subject to the next two sentences, replace such applicable interest rate for all purposes under the Credit Documents unless and until (A) an event described in Section 2.13(a)(i), (a)(ii), (c)(i), (c)(ii) or (c)(iii) occurs with respect to the Replacement Rate or (B) the Required Lenders through the Administrative Agent notify the Borrower that the Replacement Rate does not adequately and fairly reflect the cost to the Lenders of funding the Loans bearing interest at the Replacement Rate. In connection with the establishment and application of the Replacement Rate, this Agreement and the other Credit Documents shall be amended solely with the consent of the Administrative Agent and the Borrower, as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.13(c). Notwithstanding anything to the contrary in this Agreement or the other Credit Documents (including, without limitation, Section 9.1), such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Day of the delivery of such amendment to the Lenders, written notices from such Lenders that in the aggregate constitute Required Lenders, with each such notice stating that such Lender objects - 64- to such amendment. To the extent the Replacement Rate is approved by the Administrative Agent in connection with this clause (c), the Replacement Rate shall be applied in a manner consistent with market practice; provided that, in each case, to the extent such market practice is not administratively feasible for the Administrative Agent, such Replacement Rate shall be applied as otherwise reasonably determined by the Administrative Agent (it being understood that any such modification by the Administrative Agent shall not require the consent of, or consultation with, any of the Lenders). Notwithstanding anything else herein, any definition of Replacement Rate shall provide that in no event shall such Replacement Rate be less than zero for purposes of this Agreement.herein or in any other Credit Document, upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.13(c)(i)(A) will occur prior to the applicable Benchmark Transition Start Date. No Hedging Agreement shall be deemed to be a “Credit Document” for purposes(B) of this Section 2.13(c). Benchmark Replacement Conforming Changes. In connection with the use,(ii) administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Document. Notices; Standards for Decisions and Determinations. The Administrative Agent will(iii) promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.13(c)(iv). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.13(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Credit Document, except, in each case, as expressly required pursuant to this Section 2.13(c). Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein(iv) or in any other Credit Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent - 65- may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the(v) commencement of a Benchmark Unavailability Period with respect to a given Benchmark, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of any affected Adjusted Term SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Alternate Base Rate Loans and (B) any outstanding affected Adjusted Term SOFR Loans will be deemed to have been converted to Alternate Base Rate Loans (I) with respect to any Adjusted Daily Simple SOFR Loans, immediately and (II) with respect to any Adjusted Term SOFR Loans, at the end of the applicable Interest Period, with respect to any Benchmark. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate. Yield Protection.Section 2.14 Increased Costs Generally. If any Change in Law shall:(a) impose, modify or deem applicable any reserve, special deposit, compulsory loan,(i) insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the LIBOR RateAdjusted Term SOFR) or the Issuing Lender; subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes(ii) described in clauses (b) through (d) of the definition of “Excluded Taxes” and (C) Connection Income Taxes) on its loans, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or impose on any Lender or any Issuing Lender or the London interbank market any other(iii) condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender, the Issuing Lender or such other Recipient of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, such Issuing Lender or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, such Issuing Lender or such other Recipient hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender, such Issuing Lender or other Recipient, the Borrower shall promptly pay to any such Lender, such Issuing Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, such Issuing Lender or other Recipient, as the case may be, for such additional costs incurred or reduction. Capital Requirements. If any Lender or the Issuing Lender determines that any Change in Law(b) affecting such Lender or the Issuing Lender or any lending office of such Lender or such Lender’s or the Issuing Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Lender’s capital or on the capital of such Lender’s or the Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Lender’s policies and the policies of such Lender’s or the Issuing Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Lender, as - 66-

the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company for any such reduction suffered. Certificates for Reimbursement. A certificate of a Lender or the Issuing Lender setting forth the(c) amount or amounts necessary to compensate such Lender or the Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Lender, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. Delay in Requests. Failure or delay on the part of any Lender or the Issuing Lender to demand(d) compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the Issuing Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date such Lender or Issuing Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s or Issuing Lender’s intention to claim compensation therefore (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof). Compensation for Losses; EurocurrencyTerm SOFR Liabilities.Section 2.15 Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the(a) Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: any continuation, conversion, payment or prepayment of any Loan other than an Alternate(i) Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); any failure by the Borrower (for a reason other than the failure of such Lender to make a(ii) Loan) to prepay, borrow, continue or convert any Loan other than an Alternate Base Rate Loan on the date or in the amount notified by the Borrower; or any assignment of a LIBORAdjusted Term SOFR Rate Loan on a day other than the last(iii) day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 2.19; including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by the Borrower to the Lenders under this Section, each Lender shall be deemed to have funded each LIBOR RateAdjusted Term SOFR Loan made by it at the LIBOR Rate for such by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for aAdjusted Term SOFR for such comparable period, whether or not such LIBOR RateAdjusted Term SOFR Loan was in fact so funded. The Borrower shall pay to each Lender, as long as such Lender shall be required to maintain(b) reserves under Regulation D with respect to “Eurocurrency liabilities” within the meaning of Regulation D, or under any similar or successor regulation with respect to Eurocurrency liabilities or Eurocurrency funding, additional interest on the unpaid principal amount of each LIBOR RateAdjusted Term SOFR Loan equal to the actual costs of such reserves allocated to such LIBOR RateAdjusted Term SOFR Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such LIBOR RateAdjusted Term SOFR Loan, provided the Borrower shall have - 67- received at least fifteen (15) Business Days prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice fifteen (15) Business Days prior to the relevant interest payment date, such additional interest shall be due and payable fifteen (15) Business Days from receipt of such notice. Taxes.Section 2.16 Defined Terms. For purposes of this Section 2.16, the term “Lender” includes any Issuing Lender.(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Credit(b) Party under any Credit Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall make such deduction and timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that after making such deductions (including such deductions applicable to additional sums payable under this Section 2.16) the applicable Lender (or, in the case of a payment received by the Administrative Agent for its own account, the Administrative Agent) receives an amount equal to the sum it would have received had no such deductions been made. Payment of Other Taxes by the Borrower. The Credit Parties shall timely pay to the relevant(c) Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. Indemnification by the Credit Parties. The Credit Parties shall jointly and severally indemnify(d) each Recipient, within ten (10) Business Days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.16) payable or paid by such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. [Reserved](e) Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party to a(f) Governmental Authority pursuant to this Section 2.16, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of(g) withholding Tax with respect to payments made under any Credit Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.16(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s judgment such completion, - 68- execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Without limiting the generality of the foregoing,(ii) any Lender that is a U.S. Person shall deliver to the Borrower and the(A) Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), two executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax; any Foreign Lender shall deliver to the Borrower and the Administrative Agent,(B) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), two executed originals of whichever of the following is applicable: (i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to such tax treaty; (ii) IRS Form W-8ECI; (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit 2.16-1 to the effect that (A) such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code and (B) the interest payments in question are not effectively connected with a U.S. trade or business conducted by such Foreign Lender (a “U.S. Tax Compliance Certificate”) and (y) IRS Form W-8BEN or IRS Form W-8BEN-E; or; (iv) to the extent a Foreign Lender is not the beneficial owner (for example, where the Foreign Lender is a partnership or participating Lender granting a typical participation), IRS Form W-8IMY, accompanied by a Form W-8ECI, W-8BEN, W-8BEN-E, U.S. Tax Compliance Certificate, Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership (and not a participating Lender) and one or more beneficial owners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit 2.16-4 on behalf of each such beneficial owner; any Foreign Lender shall, to the extent it is legally eligible to do so, deliver to(C) the Borrower and the Administrative Agent on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and if a payment made to a Lender under any Credit Document would be subject to(D) U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the - 69- Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or(iii) becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal ineligibility to do so. Notwithstanding anything in this Section 2.16(g), no Lender shall be required to deliver(iv) pursuant to this Section 2.16(g) any documentation that it is not legally eligible to deliver. Each Lender hereby authorizes the Administrative Agent to deliver to the Credit Parties(v) and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to this Section 2.16(g). Treatment of Certain Refunds. If any party determines, in its sole discretion exercised reasonably(h) and in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.16 (including by the payment of additional amounts pursuant to this Section 2.16), it shall promptly pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.16 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph (h) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. Survival. Each party’s obligations under this Section 2.16 shall survive the resignation or(i) replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Credit Document. Indemnification; Nature of Issuing Lender’s Duties.Section 2.17 In addition to its other obligations under Section 2.3, the Credit Parties hereby agree to protect,(a) indemnify, pay and save the Issuing Lender and each Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys’ fees) that the Issuing Lender or such Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit or (ii) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority (all such acts or omissions, herein called “Government Acts”). - 70-

As between the Credit Parties, the Issuing Lender and each Lender, the Credit Parties shall assume(b) all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. Neither the Issuing Lender nor any Lender shall be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (vii) for any consequences arising from causes beyond the control of the Issuing Lender or any Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender’s rights or powers hereunder. In furtherance and extension and not in limitation of the specific provisions hereinabove set forth,(c) any action taken or omitted by the Issuing Lender or any Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in the absence of gross negligence or willful misconduct, shall not put such Issuing Lender or such Lender under any resulting liability to the Credit Parties. It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify the Issuing Lender and each Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Credit Parties, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any Governmental Authority. The Issuing Lender and the Lenders shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender and the Lenders. Nothing in this Section is intended to limit the Reimbursement Obligation of the Borrower(d) contained in Section 2.3(d) hereof. The obligations of the Credit Parties under this Section shall survive the termination of this Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender and the Lenders to enforce any right, power or benefit under this Agreement. Notwithstanding anything to the contrary contained in this Section, the Credit Parties shall have no(e) obligation to indemnify the Issuing Lender or any Lender in respect of any liability incurred by the Issuing Lender or such Lender arising out of the gross negligence or willful misconduct of the Issuing Lender (including action not taken by the Issuing Lender or such Lender), as determined by a court of competent jurisdiction or pursuant to arbitration. Illegality.Section 2.18 Notwithstanding any other provision of this Credit Agreement, if any Change in Law shall make it unlawful for such Lender or its LIBOR Lending Officelending office to make or maintain LIBOR RateAdjusted Term SOFR Loans as contemplated by this Credit Agreement or to obtain in the interbank eurodollar market through its LIBOR Lending Officelending office the funds with which to make such Loans, (a) such Lender shall promptly notify the Administrative Agent and the Borrower thereof, (b) the commitment of such Lender hereunder to make LIBOR RateAdjusted Term SOFR Loans or continue LIBOR RateAdjusted Term SOFR Loans as such shall forthwith be suspended until the Administrative Agent shall give notice that the condition or situation which gave rise to the suspension shall no longer exist, and (c) such Lender’s Loans then outstanding as LIBOR RateAdjusted Term SOFR Loans, if any, shall be converted on the last day of the Interest Period for such Loans or within such earlier period as required by law as Alternate Base Rate Loans. The Borrower hereby agrees to pay any Lender, within two (2) Business Days of its demand, any additional amounts necessary to compensate such Lender for actual and direct costs (but not including anticipated profits) reasonably incurred by such Lender in making any repayment in accordance with this Section including, but not limited to, any interest or fees payable by such Lender to lenders of - 71- funds obtained by it in order to make or maintain its LIBORAdjusted Term SOFR Rate Loans hereunder. A certificate (which certificate shall include a description of the basis for the computation) as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its LIBOR Lending Officelending office) to avoid or to minimize any amounts which may otherwise be payable pursuant to this Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its sole discretion to be material. Mitigation Obligations; Replacement of Lenders.Section 2.19 Designation of a Different Lending Office. If any Lender requests compensation under Section(a) 2.14, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall (at the request of the Borrower) use reasonable best efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or Section 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. Replacement of Lenders. If any Lender requests compensation under Section 2.14, or if the(b) Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 2.19 (a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.6), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.14 or Section 2.16) and obligations under this Agreement and the related Credit Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: the Borrower shall have paid to the Administrative Agent the assignment fee (if any)(i) specified in Section 9.6; such Lender shall have received payment of an amount equal to the outstanding principal(ii) of its Loans and participations in Letters of Credit, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Credit Documents (including any amounts under Section 2.15) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); in the case of any such assignment resulting from a claim for compensation under Section(iii) 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments thereafter; such assignment does not conflict with applicable law; and(iv) in the case of any assignment resulting from a Lender becoming a Non-Consenting(v) Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. - 72- Cash Collateral.Section 2.20 Cash Collateral. At any time that there shall exist a Defaulting Lender, within one (1) Business(a) Day following the written request of the Administrative Agent or the Issuing Lender (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize all Fronting Exposure of the Issuing Lender with respect to such Defaulting Lender (determined after giving effect to Section 2.21(a)(iv), Section 2.21(b) and any Cash Collateral provided by such Defaulting Lender) to the extent such Fronting Exposure is not already Cash Collateralized. Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender,(b) such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of each Issuing Lender, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender'’s obligation to fund participations in respect of LOC Obligations, to be applied pursuant to clause (c) below. If at any time the Administrative Agent or Issuing Lender determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and each Issuing Lender as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure, the Borrower will, promptly upon demand by the Administrative Agent or Issuing Lender pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). Application. Notwithstanding anything to the contrary contained in this Agreement, Cash(c) Collateral provided under any of this Section 2.20 or Section 2.21 in respect of Letters of Credit, shall be held and applied to the satisfaction of the Defaulting Lender’s obligations to fund participations in respect of LOC Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein. Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to(d) reduce Fronting Exposure of any Issuing Lender shall no longer be required to be held as Cash Collateral pursuant to this Section 2.20 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent and each Issuing Lender that there exists excess Cash Collateral; provided that, subject to Section 2.21, the Person providing Cash Collateral and each applicable Issuing Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations. Defaulting Lenders.Section 2.21 Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this(a) Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any(i) amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 9.1. Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts(ii) received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.7 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Lender hereunder; third, to Cash Collateralize the Issuing Lender’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.20; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in - 73- respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the Issuing Lender’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement in accordance with Section 2.20; sixth, to the payment of any amounts owing to the Lenders, the Issuing Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Lenders against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (A) such payment is a payment of the principal amount of any Loans or LOC Obligations in respect of which such Defaulting Lender has not fully funded its appropriate share and (B) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LOC Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LOC Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in LOC Obligations are held by the Lenders pro rata in accordance with the Commitments under the applicable facility without giving effect to Section 2.21(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.21(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. Certain Fees.(iii) Commitment Fees. No Defaulting Lender shall be entitled to receive any(A) Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). Letter of Credit Fees. Each Defaulting Lender shall be entitled to receive Letter(B) of Credit Fees for any period during which that Revolving Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.20. Reallocation of Fees. With respect to any Letter of Credit Fee not required to be(C) paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in LOC Obligations that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to each Issuing Lender the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. Reallocation of Participations to Reduce Fronting Exposure. All or any part of such(iv) Defaulting Lender’s participation in LOC Obligations shall be reallocated among the Non-Defaulting Lenders who are Revolving Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that (x) the conditions set forth in Section 4.2 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time) and (y) such reallocation does not cause the aggregate Committed Funded Exposure of any Non-Defaulting Lender to exceed such - 74-

Non-Defaulting Lender’s Revolving Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. Cash Collateral. If the reallocation described in clause (iv) above cannot, or can only(v) partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, Cash Collateralize the Issuing Lender’s Fronting Exposure in accordance with the procedures set forth in Section 2.20. Defaulting Lender Cure. If the Borrower, the Administrative Agent and Issuing Lender agree in(b) writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit to be held on a pro rata basis by the Revolving Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.21(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. New Letters of Credit. So long as any Lender is a Defaulting Lender, no Issuing Lender shall be(c) required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. Incremental Term Loans and Revolving Facility Increase.Section 2.22 Incremental Term Loans and Revolving Facility Increases. Subject to the terms and conditions set(a) forth herein, the Borrower shall have the right to incur additional Indebtedness under this Agreement at any time and from time to time (i) prior to the Term Loan Maturity Date, in the form of additional term loans under a term loan facility (an “Incremental Term Facility”) under this Agreement (each, an “Incremental Term Loan”) and/or (ii) prior to the Revolving Maturity Date, in the form of an increase to the Revolving Committed Amount (each, a “Revolving Facility Increase”) by an aggregate principal amount for all such Incremental Term Loans and Revolving Facility Increases of up to (a) the greater of (i) $180,000,000 and (ii) 100% of Consolidated EBITDA as of the most recently completed Reference Period minus any Free and Clear Incremental Amount (as defined below) utilized pursuant to Section 6.1(o), plus (b) all voluntary prepayments, repurchases, redemptions and other retirements of the Term Loan Facility, any Incremental Term Loans, any Incremental Equivalent Debt secured on a pari passu basis with the Term Loan Facility made prior to such date of occurrence (other than voluntary prepayments, repurchases, redemptions and other retirements and voluntary commitment reductions to the extent funded by a refinancing with long-term funded indebtedness (other than Revolving Loans)) plus (c) an unlimited amount at any time (including at any time prior to utilization of amounts set forth in clauses (a) and (b) above); provided that, in the case of this clause (c) only, (1) in the case of Indebtedness secured on a pari passu lien basis with the Term Loan Facility, the First Lien Net Leverage Ratio, as of the most recently completed Reference Period, is not greater than 3.00 to 1.00, (2) in the case of Indebtedness secured on a junior lien basis to the Term Loan Facility, the Secured Net Leverage Ratio, as of the most recently completed Reference Period, is not greater than 4.25 to 1.00 and (3) in the case of unsecured Indebtedness, the Total Net Leverage Ratio, as of the most recently completed Reference Period, is not greater than 4.75 to 1.00, in each case calculated on a Pro Forma Basis, including after giving effect to any acquisition, investment or other specified transaction consummated in connection therewith on a Pro Forma Basis (the amounts under the foregoing clauses (a) and (b)), the “Free and Clear Incremental Amount” and the amounts under the foregoing clause (c) (the “Incurrence-Based Incremental Amount,” and together with the Free and Clear Incremental Amount, the “Incremental Increase Amount”). The Borrower may elect to use the Incurrence-Based Incremental Amount prior to the Free and Clear Incremental Amount or any combination thereof, and any portion of any - 75- Incremental Term Facility incurred in reliance on the Free and Clear Incremental Amount may be reclassified, as the Borrower may elect from time to time upon notice to the Administrative Agent, as incurred under the Incurrence-Based Incremental Amount if the Borrower meets the applicable ratio for the Incurrence-Based Incremental Amount at such time on a Pro Forma Basis. Terms and Conditions.(b) The following terms and conditions shall apply to any Incremental Term Loan: (i) no(i) Default or Event of Default shall exist immediately prior to or after giving effect to such Incremental Term Loan, (ii) the other terms and documentation (other than the Applicable Margin and other components of yield, which shall be determined by the Borrower and the lenders providing such Incremental Term Loans (each, an “Incremental Term Loan Lender”) (subject to clause (c)(i) below), and the amortization schedule, which shall be determined by the Borrower and the Incremental Term Loan Lenders (subject to clause (b)(iv) below)), to the extent not consistent with the Initial Term Loan Facility, will be reasonably satisfactory to the Administrative Agent and the Borrower, (iii) any loans made pursuant to an Incremental Term Loan shall constitute Credit Party Obligations and will have the same Guarantees from the Guarantors and will be secured on a pari passu basis by the same Collateral as the other Term Loans (and, if junior lien or unsecured, will be incurred as Incremental Equivalent Debt pursuant to a separate facility), (iv) any such Incremental Term Loan shall have a maturity date no sooner than the Term Loan Maturity Date and any such Incremental Term Loan shall have a weighted average life to maturity no shorter than the remaining weighted average life to maturity of the last maturing Term Loans (determined, in each case, at the time such Incremental Term Loan is incurred), (vi) any Incremental Term Loan Lender shall be entitled to receive proceeds of prepayments on a pro rata or less than pro rata (but not greater than pro rata) basis as the existing Term Loan Lenders, (v) any such Incremental Term Loan shall be in a minimum principal amount of $2,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining amount of the Incremental Increase Amount, if less), (vi) the proceeds of any such Incremental Term Loan will be determined by the Borrower and the Incremental Term Loan Lenders and may be used for general corporate purposes and of the Borrower and its Restricted Subsidiaries, including Permitted Acquisitions and any other purpose not prohibited by the Credit Documents, (vii) the Borrower shall execute a Term Loan Note in favor of any new Lender or any existing Lender requesting a Term Loan Note, whose Term Loan Commitment is increased pursuant to this Section 2.22 and (viii) the conditions to Extensions of Credit in Section 4.2 shall have been satisfied; provided that, in the case of Incremental Term Loans in connection with any Permitted Acquisition, Permitted Investment or irrevocable repayment, repurchase or redemption, the conditions shall be limited to (1) absence of an Event of Default under Section 7.1(a) or (f) and (2) accuracy of the Specified Representations (in a Permitted Acquisition or Permitted Investment, conformed as necessary to apply only to such acquisition or investment and the acquired business) and in the case of this clause (2), as may be waived or modified in scope by the Incremental Term Loan Lenders and, in the case of a Limited Condition Acquisition, subject to the provisions of Section 1.6; The following terms and conditions shall apply to any Revolving Facility Increase: (i) no(ii) Default or Event of Default shall exist immediately prior to or after giving effect to such Revolving Facility Increase, (ii) any Revolving Facility Increase shall have the same terms as the Revolving Facility (other than the Applicable Margin and other components of yield, which shall be determined by any lenders providing such Revolving Facility Increase (each, a “Revolving Facility Increase Lender”) (subject to clause (c)(ii) below)), (iii) any loans made pursuant to a Revolving Facility Increase shall constitute Credit Party Obligations and will have the same Guarantees from the Guarantors and will be secured on a pari passu basis by the same Collateral as the other Revolving Loans (and, if junior lien or unsecured, will be incurred as Incremental Equivalent Debt pursuant to a separate facility), (iv) any such Revolving Facility Increase shall be in a minimum principal amount of $2,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining amount of the Incremental Increase Amount, if less), (v) any such Revolving Facility Increase shall be in a minimum principal amount of $2,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining amount of the Incremental Increase Amount, if less), (vi) the proceeds of any such Revolving Facility Increase will be determined by the Borrower and any lenders providing such Revolving Facility Increase Lender and may be used for general corporate purposes and of - 76- the Borrower and its Restricted Subsidiaries, including Permitted Acquisitions and any other purpose not prohibited by the Credit Documents, (vii) the Borrower shall execute a Revolving Loan Note in favor of any new Lender or any existing Lender requesting a Revolving Loan Note, whose Revolving Commitment is increased pursuant to this Section 2.22 and (viii) the conditions to Extensions of Credit in Section 4.2 shall have been satisfied; provided that, in the case of a Revolving Facility Increase in connection with any Permitted Acquisition, Permitted Investment or irrevocable repayment, repurchase or redemption, the conditions shall be limited to (1) absence of an Event of Default under Section 7.1(a) or (f) and (2) accuracy of the Specified Representations (in a Permitted Acquisition or Permitted Investment, conformed as necessary to apply only to such acquisition or investment and the acquired business) and in the case of this clause (2), as may be waived or modified in scope by the Revolving Facility Increase Lenders and, in the case of a Limited Condition Acquisition, subject to the provisions of Section 1.6; provided, further, that the Administrative Agent shall have received (A) upon request of the Administrative Agent, an opinion or opinions (including, if reasonably requested by the Administrative Agent, local counsel opinions) of counsel for the Credit Parties, addressed to the Administrative Agent and the Lenders, in form and substance reasonably acceptable to the Administrative Agent, (B) any authorizing corporate documents as the Administrative Agent may reasonably request and (C) if applicable, a duly executed Notice of Borrowing. Applicable Margin and Yield.(c) The Applicable Margin and any other components of yield on any Incremental Term(i) Loan (as determined by the Administrative Agent) payable to the Incremental Term Loan Lenders be determined by the Borrower and the Incremental Term Loan Lenders and may be higher than the then current Applicable Margin (or any other components of yield) on the Initial Term Loan and any prior Incremental Term Loan, as applicable, calculating yield in the same manner, but, in the case of any Incremental Term Loan secured on a pari passu lien basis with the Initial Term Loan Facility that is established on or prior to the date that is twelve (12) months after the Closing Date, by no more than 50 basis points (it being understood that the Term Loan pricing will be increased and/or additional fees will be paid to Lenders holding Initial Term Loans to the extent necessary to satisfy such requirement); provided that in determining the Applicable Margin on any Incremental Term Loan and the Initial Term Loan Facility, (x) original issue discount or upfront fees (which shall be deemed to constitute like amounts of original issue discount, with original issue discount being equated to interest based on assumed four-year life to maturity) payable by the Borrower to the Lenders under the Initial Term Loan Facility or any Incremental Term Loan in the initial primary syndication thereof shall be included and the effect of any and all interest rate floors shall be included and (y) customary arrangement or commitment fees payable to the Lead Arrangers (or their affiliates) in connection with the Initial Term Loan Facility or to one or more arrangers (or their affiliates) of any Incremental Term Loan shall be excluded. The Applicable Margin and any other components of yield, including, without limitation,(ii) upfront fees and unused fees, on any Revolving Facility Increase (as determined by the Administrative Agent) payable to the Revolving Facility Increase Lenders may not be higher than the then current Applicable Margin (or any other components of yield, including, without limitation, upfront fees and unused fees) on the Revolving Loans (as determined by the Administrative Agent), calculating yield in the same manner, (it being understood that Revolving Loan pricing will be increased and/or additional fees will be paid to Lenders holding Revolving Loans to the extent necessary to satisfy such requirement); provided, further, that in determining the interest rate margins applicable to the Revolving Facility Increase and the Revolving Facility (x) upfront fees payable by the Borrower to the Lenders under the Revolving Facility in the initial primary syndication thereof (with such upfront fees being equated to interest based on assumed four-year life to maturity) shall be included and the effects of any and all interest rate floors shall be included and (y) all customary arrangement or commitment fees payable to the Lead Arrangers (or their respective affiliates) in connection with the Revolving Facility or to one or more arrangers (or their affiliates) of any Revolving Facility Increase shall be excluded. - 77- Revolving Facility Increase. In connection with the closing of any Revolving Facility Increase, the(d) outstanding Revolving Loans and Participation Interests shall be reallocated by causing such fundings and repayments (which shall not be subject to any processing and/or recordation fees) among the Revolving Lenders (which the Borrower shall be responsible for any costs arising under Section 2.15 resulting from such reallocation and repayments) of Revolving Loans as necessary such that, after giving effect to such Revolving Facility Increase, each Revolving Lender will hold Revolving Loans and Participation Interests based on its Revolving Commitment Percentage (after giving effect to such Revolving Facility Increase). Participation. Participation in any such Incremental Term Loan or Revolving Facility Increase(e) may be offered to each of the existing Lenders, but each such Lender shall have no obligation to provide all or any portion of such Incremental Term Loan or Revolving Facility Increase. The Borrower may invite other banks, financial institutions and investment funds reasonably acceptable to the Administrative Agent (such consent not to be unreasonably withheld or delayed) to join this Credit Agreement as Lenders hereunder for any portion of such Incremental Term Loan or Revolving Facility Increase; provided that such other banks, financial institutions and investment funds shall enter into such joinder agreements to give effect thereto as the Administrative Agent may reasonably request. Amendments. The Administrative Agent is authorized to enter into, on behalf of the Lenders, any(f) amendment to this Credit Agreement or any other Credit Document as may be necessary to incorporate the terms of any such Incremental Term Loan or Revolving Facility Increase. Refinancing Facilities.Section 2.23 Credit Agreement Refinancing Indebtedness.(a) Notwithstanding anything to the contrary in this Agreement, the Borrower may by written(i) notice to and with the consent of, the Administrative Agent request the establishment of (A) one or more additional tranches or classes of term loans under this Agreement (“Refinancing Term Loans”) which refinance, renew, replace, defease or refund (collectively, “Refinance”), in whole or in part, one or more classes of outstanding Term Loans or (B) one or more additional revolving facilities under this Agreement providing for revolving commitments (“Replacement Revolving Commitments” and, the revolving loans thereunder, “Replacement Revolving Loans,” together the with refinancing term Loans, the “Refinancing Facility”) which Refinance one or more classes of Revolving Commitments or Revolving Facility Increases under this Agreement. Each such notice shall specify the date (each, a “Refinancing/Replacement Effective Date”) on which the Borrower proposes that the Refinancing Term Loans or Replacement Revolving Loans as applicable be made and the Replacement Revolving Commitments be available, which such date shall be not less than five (5) Business Days after the date on which such notice is delivered to Administrative Agent (or such later date as may be approved by the Administrative Agent). The Borrower may invite any Lender, any Affiliate of any Lender and/or any Approved(ii) Fund, and/or any other Person that meets the requirements of an Eligible Assignee of the Indebtedness or Commitments being Refinanced to provide all or a portion of the requested Refinancing Term Loan or Replacement Revolving Commitments, as applicable; provided that (A) in the case of a Refinancing Term Loan, the consent of the Administrative Agent has been received with respect to any proposed Refinancing Term Lender that is not already a Lender, an Affiliate of a Lender or an Approved Fund and (B) in the case of a Replacement Revolving Commitment, the consent of each of the Administrative Agent and the Issuing Lenders shall have been received with respect to any proposed lender of the Replacement Revolving Loans (the “Replacement Revolving Lender”) that is not already a Lender with a Revolving Commitment of the class of Revolving Commitments being Refinanced or an Affiliate of any such Lender. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each proposed Refinancing Term Lender or Replacement Revolving Lender, as the case may be, is requested to respond, which shall in no event be less than two (2) Business Days (or such later date as may be approved by the Administrative Agent) from the date of delivery of such notice to the proposed Refinancing Term Lender or Replacement Revolving Lender, as the case may be. Each proposed - 78-

Refinancing Term Lender or Replacement Revolving Lender, as the case may be, may elect or decline, in its sole discretion, and shall notify the Administrative Agent within such time period whether it agrees, to provide a Refinancing Term Loan or Replacement Revolving Commitment, as applicable, and, if so, whether by an amount equal to, greater than or less than requested. Any Person not responding within such time period shall be deemed to have declined to provide a Refinancing Term Loan or Replacement Revolving Commitment (or any portion thereof). At the conclusion of such period, the Administrative Agent (in consultation with the Borrower) shall determine the final allocation of such Refinancing Term Loan or Replacement Revolving Commitment and shall promptly notify the Borrower and each of the applicable Refinancing Term Lenders or Replacement Revolving Lenders of the final allocations of such Refinancing Term Loan or Replacement Revolving Commitment, as the case may be (limited in the case of such Lenders to their own respective allocations thereof). Any Refinancing Term Loans made on any Refinancing/Replacement Effective Date shall(iii) be designated a series (each, a “Refinancing Term Loan Series”) of Refinancing Term Loans for all purposes of this Agreement; provided that any Refinancing Term Loans may, to the extent provided in the applicable Refinancing Amendment, be designated as an increase in any previously established Refinancing Term Loan Series of Refinancing Term Loans made to any Borrower. Any Replacement Revolving Commitment made available on any Refinancing/Replacement Effective Date shall be designated a series (a “Replacement Revolving Commitment Series”) of Replacement Revolving Commitments for all purposes of this Agreement; provided that any Replacement Revolving Commitments may, to the extent provided in the applicable Refinancing Amendment, be designated as an increase in any previously established Replacement Revolving Commitment Series; provided, further that if any Replacement Revolving Commitment is designated as an increase in any previously established Replacement Revolving Commitment Series, each of the Replacement Revolving Lenders with Replacement Revolving Commitments of such Replacement Revolving Commitment Series shall, on the Refinancing/Replacement Effective Date and subject to the satisfaction of the terms and conditions in this Section 2.23, purchase from each of the other Lenders with Replacement Revolving Commitments of such Replacement Revolving Commitment Series, at the principal amount thereof and in the applicable currencies, such interests in the Revolving Loans under such Replacement Revolving Commitments outstanding immediately prior to the effectiveness of the Refinancing Amendment as shall be necessary in order that, after giving effect to all such assignments and purchases, the Replacement Revolving Loans of such Replacement Revolving Commitment Series will be held by Replacement Revolving Lenders thereunder ratably in accordance with their Replacement Revolving Commitment percentages. With respect to any request for Refinancing Term Loans or Replacement Revolving(iv) Commitments, subject to the terms and conditions hereof (including, without limitation, the satisfaction or waiver of the terms and conditions set forth in this Section 2.23(a)), each Refinancing Term Lender shall on the applicable Refinancing/Replacement Effective Date applicable to such request, make a Refinancing Term Loan to the Borrower in an amount equal to its pro rata share of such request and each Replacement Revolving Lender shall make its Replacement Revolving Commitment available to the Borrower in an amount equal to such Replacement Revolving Commitment (and in connection therewith make any Replacement Revolving Loans) of such request and in connection therewith such Refinancing Term Lender and/or Replacement Revolving Lender shall become a Lender hereunder with respect to such Refinancing Term Loans and Replacement Revolving Commitments (and the Replacement Revolving Loans made pursuant thereto). The Administrative Agent and the Lenders hereby consent to the transactions(v) contemplated by this Section 2.23(a) (including, for the avoidance of doubt, the payment of interest, fees, amortization or premium in respect of the Refinancing Term Loans, Replacement Revolving Commitments and Replacement Revolving Loans on the terms specified by the Borrower and the applicable Refinancing Term Lenders or Replacement Revolving Lenders, as a the case may be) and hereby waive the requirements of this Agreement (including Sections 9.1 and 9.7) or any other Credit Document that may otherwise prohibit such Refinancing or any other transaction contemplated by this Section 2.23(a). The Refinancing Term Loans, Replacement Revolving Commitments and/or Replacement Revolving Loans shall be - 79- established pursuant to an amendment to (or if agreed to by the Administrative Agent and the Borrower an amendment and restatement of) this Agreement and, as appropriate, the other Credit Documents (each, a “Refinancing Amendment”) among the Credit Parties, the Administrative Agent and the applicable Refinancing Term Lenders or Replacement Revolving Lenders (and, if applicable, any replacement Issuing Lender), which Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.23, including in order to establish new tranches or sub-tranches in respect of the Refinancing Term Loans, the Replacement Revolving Commitments and Replacement Revolving Loans and such technical amendments as may be necessary or appropriate in connection therewith and to adjust the amortization schedule in Section 2.2 (insofar as such schedule relates to payments due to Lenders with respect to any Term Loans which are Refinanced; provided that no such amendment shall reduce the pro rata share of any such payment that would have otherwise been payable to the Lenders of the Term Loans which are not Refinanced). The Administrative Agent shall be permitted, and each is hereby authorized, to enter into such Refinancing Amendments to effect the foregoing. The effectiveness of any Refinancing Amendment and the Refinancing Term Loan or(vi) Replacement Revolving Commitments thereunder, shall be subject to the satisfaction or waiver on or prior to the Refinancing/Replacement Effective Date of each of the following conditions, together with any additional conditions set forth in the applicable Refinancing Amendment: each of the conditions set forth in Section 4.2 shall be satisfied or waived (it(A) being agreed that for purposes of this clause (A) the making available of a Replacement Revolving Commitment shall be deemed to be an Extension of Credit whether or not any Replacement Revolving Loans are funded on the applicable Refinancing/Replacement Effective Date); to the extent reasonably requested by the Administrative Agent, receipt by the(B) Administrative Agent of (1) customary legal opinions, board resolutions and officers’ certificates consistent with those delivered on the Closing Date (conformed as appropriate) other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (2) reaffirmation agreements and/or such amendments to the Security Documents as may be reasonably requested by the Administrative Agent in order to ensure that such Refinancing Term Loan or Replacement Revolving Commitment is provided with the benefit of the applicable Credit Documents; the Net Cash Proceeds of any such Refinancing Term Loans shall be applied,(C) concurrently or substantially concurrently with the incurrence thereof, solely to the repayment of the outstanding amount of one or more classes (or the portions thereof) of Term Loans being Refinanced thereby and the aggregate principal amount of the Replacement Revolving Commitments shall be applied concurrently with the effectiveness of the applicable Refinancing Amendment to permanently reduce one or more classes (or the portions thereof) of Revolving Commitments being Refinanced thereby; each class of Refinancing Term Loans or Replacement Revolving Commitments(D) shall be in an aggregate principal amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof (or such other amount necessary to Refinance any class of outstanding Term Loans, Incremental Term Loans, Revolving Commitments or Revolving Facility Increase in full); any class of Refinancing Term Loans or Replacement Revolving Commitments(E) (and any Replacement Revolving Loans made thereunder) shall satisfy each of the requirements set forth in the definition of “Permitted Refinancing Indebtedness” with references therein to - 80- “Refinancing Indebtedness” being deemed to refer to such class of Refinancing Term Loans or Replacement Revolving Commitments (and any Replacement Revolving Loans made thereunder) and references therein to “Refinanced Indebtedness” being deemed to refer to the class or classes (or the portions thereof) of Term Loans, Incremental Term Loans, Revolving Commitments or Revolving Facility Increase Refinanced thereby; and notwithstanding the terms of Section 2.22 ,2.22, Section 2.24 and this Section(F) 2.23, in no event shall there be more than (i) two (2) tranches of revolving facilities in the aggregate in effect at any time (including the Revolving Commitments, any Extended Revolving Commitments, any Revolving Facility Increase and any Replacement Revolving Commitments) and (ii) five (5) tranches of term loans (including the Term Loans, any Incremental Term Loans, any Extended Term Loans and any Refinancing Term Loans), in each case under this Agreement. Other Refinancing Indebtedness.(b) In lieu of incurring Refinancing Term Loans, the Borrower may by written notice to and(i) with the consent of the Administrative Agent issue, incur or otherwise obtain one more series of debt securities (“Refinancing Equivalent Debt” and, collectively with any Refinancing Term Loans, any Replacement Revolving Commitments and any Replacement Revolving Loans, the “Refinancing Debt”) so long as the Net Cash Proceeds of any such Refinancing Equivalent Debt shall be(A) applied, concurrently or substantially concurrently with the incurrence thereof, solely to the repayment of the outstanding amount of one or more classes of Term Loans being Refinanced thereby; such Refinancing Equivalent Debt shall satisfy each of the requirements set forth(B) in the definition of “Permitted Refinancing Indebtedness” with references therein to “Refinancing Indebtedness” being deemed to refer to such Refinancing Equivalent Debt and references therein to “Refinanced Indebtedness” being deemed to refer to the class or classes of Term Loans being Refinanced thereby; such Refinancing Equivalent Debt shall be established pursuant to(C) documentation which shall be consistent with this Section 2.23; and such Refinancing Equivalent Debt shall satisfy the requirements of Section(D) 2.22(b)(i) or (b)(ii), as applicable. In furtherance of this Section 2.23(b) and notwithstanding anything to the contrary(ii) contained herein, any Refinancing with Refinancing Equivalent Debt may be effected by the Borrower pursuant to one or more offers (each, a “Permitted Debt Exchange Offer”) made from time to time by the Borrower to the Lenders of one or more classes of outstanding Term Loans to exchange all or a portion of such class of Term Loans for Refinancing Equivalent Debt so long as: each Lender of the applicable class shall be offered an opportunity to participate(A) in such Permitted Debt Exchange Offer on a pro rata basis and on the same terms and conditions as each other Lender of such class pursuant to procedures established by, or reasonably acceptable to, the Administrative Agent and the Borrower (which shall include reasonable notice periods and time frames for the applicable Lenders to accept such Permitted Debt Exchange Offer); if the aggregate principal amount of Term Loans in respect of which Lenders(B) shall have accepted the relevant Permitted Debt Exchange Offer shall exceed the maximum - 81- aggregate principal amount of Term Loans subject to the Permitted Debt Exchange Offer, then the Term Loans of Lenders of the applicable class shall be exchanged ratably up to such maximum amount based on the respective principal amounts with respect to which such Lenders have accepted such Permitted Debt Exchange Offer; the principal (calculated based on the face amount thereof) of the Term Loans to(C) be exchanged pursuant to such Permitted Debt Exchange Offer shall equal no more than the aggregate principal amount (calculated on the face amount thereof) of the Refinancing Equivalent Debt to be issued in exchange for such Term Loans; provided that the aggregate principal amount of the Refinancing Equivalent Debt issued in connection with such exchange may not exceed the principal amount of the Term Loans exchanged except by an amount equal to the accrued and unpaid interest and premium (if any) under the Term Loans to be exchanged and reasonable and customary underwriting discounts, fees, commissions and expenses in connection with the issuance of such Refinancing Equivalent Debt; the aggregate principal amount (calculated on the face amount thereof) of all(D) Term Loans exchanged under each applicable class by the Borrower pursuant to any Permitted Debt Exchange Offer shall be automatically cancelled and retired by the Borrower on the date of the settlement thereof (and, if requested by the Administrative Agent, any applicable exchanging Lender shall execute and deliver to the Administrative Agent, an Assignment and Assumption, or such other document as may be reasonably requested by the Administrative Agent, in respect thereof pursuant to which the respective exchanging Lender assigns its interest in the Term Loans being exchanged pursuant to such Permitted Debt Exchange Offer to a Borrower for immediate cancellation); all documentation in respect of such Permitted Debt Exchange Offer shall be(E) consistent with the foregoing, and all written communications generally directed to the Lenders in connection therewith shall be in form and substance consistent with the foregoing and made in consultation with the Borrower and the Administrative Agent; and the Borrower shall be responsible for compliance with, and hereby agree to(F) comply with, all applicable laws (including all applicable securities laws) in connection with each such Permitted Debt Exchange Offer and the transactions contemplated thereby and none of the Administrative Agent, any Lender nor any of their respective Related Parties assumes any responsibility in connection with the Borrower’s compliance or non-compliance with such laws in connection with any Permitted Debt Exchange Offer or the transactions contemplated thereby and each Lender shall be solely responsible for its compliance with any applicable “insider trading” or similar laws and regulations to which such Lender may be subject under the Exchange Act or otherwise in connection with any such Permitted Debt Exchange Offer or any transactions contemplated thereby. Amend and Extend Transactions.Section 2.24 The Borrower may, by written notice to the Administrative Agent from time to time, request an(a) extension (each, an “Extension”) of the maturity date of any class of Loans and Commitments to the extended maturity date specified in such notice. Such notice shall (i) set forth the amount of the applicable class of Revolving Commitments, Replacement Revolving Commitments and/or Term Loans that will be subject to the Extension (which shall be in minimum amounts of $5,000,000), (ii) set forth the date on which such Extension is requested to become effective (which shall be not less than ten (10) Business Days nor more than sixty (60) days after the date of such Extension notice (or such longer or shorter periods as the Administrative Agent shall agree in its sole discretion)) and (iii) identify the relevant class of Revolving Commitments, Replacement Revolving Commitments and/or Term Loans to which such Extension relates. Each Lender of the applicable class shall be offered (an “Extension Offer”) an opportunity to participate in such Extension on a pro rata basis and on the same terms and conditions as each other Lender of such class pursuant to procedures established by, or reasonably acceptable to, the - 82-

Administrative Agent and the Borrower. If the aggregate principal amount of Revolving Commitments, Replacement Revolving Commitments or Term Loans, as applicable, in respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Revolving Commitments, Replacement Revolving Commitments or Term Loans, as applicable, subject to the Extension Offer as set forth in the Extension notice, then the Revolving Commitments, Replacement Revolving Commitments or Term Loans, as applicable, of Lenders of the applicable class shall be extended ratably up to such maximum amount based on the respective principal amounts with respect to which such Lenders have accepted such Extension Offer. The following shall be conditions precedent to the effectiveness of any Extension: (i) no Default or(b) Event of Default shall have occurred and be continuing immediately prior to and immediately after giving effect to such Extension, (ii) the representations and warranties set forth in Article III and in each other Credit Document shall be deemed to be made and shall be true and correct in all material respects on and as of the effective date of such Extension, (iii) each Issuing Lender shall have consented to any Extension of the Revolving Commitments or Replacement Revolving Commitments, to the extent that such Extension provides for the issuance or extension of Letters of Credit at any time during the extended period and (iv) the terms of such Extended Revolving Commitments and Extended Term Loans shall comply with paragraph (c) of this Section. The terms of each Extension shall be determined by the Borrower and the applicable extending(c) Lenders and set forth in an Extension Amendment; provided that (i) the final maturity date of any Extended Revolving Commitment or Extended Term Loan shall be no earlier than the stated maturity date of the class of Revolving Commitments, Replacement Revolving Commitments or Term Loans being extended thereby, (ii)(A) there shall be no scheduled amortization of the loans or reductions of commitments under any Extended Revolving Commitments and (B) the weighted average life to maturity of the Extended Term Loans shall be no shorter than the remaining weighted average life to maturity of the existing class of Term Loans being extended thereby, (iii) the Extended Revolving Loans and the Extended Term Loans will rank pari passu in right of payment and with respect to security with the existing class of Revolving Loans or Term Loans, as applicable, being extended thereby and the borrowers and guarantors of the Extended Revolving Commitments or Extended Term Loans, as applicable, shall be the same as the Borrower and Guarantors with respect to the existing class of Revolving Loans or Term Loans, as applicable, being extended thereby, (iv) the interest rate margin, rate floors, fees, original issue discount and premium applicable to Extended Term Loans shall be determined by the Borrower and the applicable extending Lenders, (v)(A) the Extended Term Loans may participate on a pro rata or less than pro rata (but not greater than pro rata) basis in voluntary or mandatory prepayments with the other Term Loans and (B) borrowing and prepayment of Extended Revolving Loans, or reductions of Extended Revolving Commitments, and participation in Letters of Credit, shall be on a pro rata basis with the other Revolving Loans, Revolving Commitments, Replacement Revolving Loans or Replacement Revolving Commitments, as applicable, of the class being extended thereby (other than upon the maturity of the non-extended Revolving Loans, Revolving Commitments, Replacement Revolving Loans or Replacement Revolving Commitments, as applicable, of the class being extended thereby) and (vi) the terms of the Extended Revolving Commitments or Extended Term Loans, as applicable, shall be substantially identical to the terms set forth herein (except as set forth in clauses (i) through (v) above). In connection with any Extension, the Borrower, the Administrative Agent and each applicable(d) extending Lender shall execute and deliver to the Administrative Agent an Extension Amendment and such other documentation as the Administrative Agent shall reasonably specify to evidence the Extension. The Administrative Agent shall promptly notify each affected Lender as to the effectiveness of each Extension. Any Extension Amendment may, without the consent of any other Lender, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to implement the terms of any such Extension, including any amendments necessary to establish Extended Revolving Commitments or Extended Term Loans as a new class or tranche of Revolving Commitments, Replacement Revolving Commitments or Term Loans, as applicable, and such other technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new class or tranche (including to preserve the pro rata treatment of the extended and non-extended classes or tranches and to provide for the reallocation of Revolving Commitments or the credit exposure with respect to any Replacement Revolving Commitment, as applicable, upon the expiration or termination of the commitments under any class or tranche), in each case on terms consistent with this Section. - 83- ARTICLE III REPRESENTATIONS AND WARRANTIES To induce the Lenders to enter into this Agreement and to make the Extensions of Credit herein provided for, the Credit Parties hereby represent and warrant to the Administrative Agent and to each Lender that: Financial Statements.Section 3.1 (i) The audited and unaudited financial statements delivered pursuant to Section 4.1(k)(i) and (ii):(a) were prepared in accordance with GAAP consistently applied throughout the period(A) covered thereby, except as otherwise expressly noted therein; fairly present, in all material respects, the financial condition of the Borrower and its(B) Restricted Subsidiaries as of the date thereof (subject, in the case of the unaudited financial statements, to normal year-end adjustments) and results of operations for the period covered thereby; and The pro forma financial statements delivered pursuant to Section 4.1(k)(iii).(b) No Material Adverse Effect.Section 3.2 Since December 31, 2018, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower and its Restricted Subsidiaries. Corporate Existence; Compliance with Law; Patriot Act Information.Section 3.3 Each of the Credit Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, (b) has the requisite corporate or limited liability company power and authority and the legal right to own and operate all its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and has taken all actions necessary to maintain all rights, privileges, licenses and franchises necessary or required in the normal conduct of its business except where the failure to take any such action could not reasonably be expected to have a Material Adverse Effect, (c) is duly qualified to conduct business and in good standing under the laws of (i) the jurisdiction of its organization or formation, (ii) the jurisdiction where its chief executive office is located and (iii) each other jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to so qualify or be in good standing in any such other jurisdiction could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all applicable Requirements of Law, organizational documents, government permits and government licenses except to the extent such non-compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 3.3 as of the Closing Date, or as of the last date such Schedule was required to be updated in accordance with Section 5.2, is the following information for each Credit Party: the exact legal name and any former legal names of such Credit Party in the five (5) years prior to the Closing Date, the state of incorporation or organization, the type of organization, the jurisdictions in which such Credit Party is qualified to do business, the chief executive office, the principal place of business, the business phone number, the organization identification number, the federal tax identification number and ownership information (e.g. publicly held, if private or partnership, the owners and partners of each of the Credit Parties). Corporate Power; Authorization; Enforceable Obligations.Section 3.4 Each of the Credit Parties has full corporate, partnership or limited liability company power and authority and the legal right to make, deliver and perform the Credit Documents to which it is party and has taken all necessary limited liability company, partnership or corporate action to authorize the execution, delivery and performance by it - 84- of the Credit Documents to which it is party. Each Credit Document to which it is a party has been duly executed and delivered on behalf of each Credit Party. Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). No Legal Bar; No Default.Section 3.5 The execution, delivery and performance by each Credit Party of the Credit Documents to which such Credit Party is a party, the borrowings thereunder and the use of the proceeds of the Loans (a) will not violate any applicable Requirement of Law of any Credit Party (except those as to which waivers or consents have been obtained), (b) will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws, articles of organization, operating agreement or other organization documents of the Credit Parties or any Material Contract to which such Person is a party or by which any of its properties may be bound or any material approval or material consent from any Governmental Authority relating to such Person, and (c) will not result in, or require, the creation or imposition of any Lien on any Credit Party’s properties or revenues pursuant to any Requirement of Law or Contractual Obligation other than the Liens arising under or contemplated in connection with the Credit Documents or Permitted Liens. No Credit Party is in default under or with respect to any of its Contractual Obligations except where such default could not reasonably be expected to have a Material Adverse Effect. No Material Litigation.Section 3.6 Except as set forth on Schedule 3.6, no litigation, investigation, claim, criminal prosecution, civil investigative demand, imposition of criminal or civil fines and penalties, or any other proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Credit Parties, threatened by or against any Credit Party or any of its Restricted Subsidiaries or against any of its or their respective properties or revenues (a) with respect to the Credit Documents or any Extension of Credit or any of the Transactions, or (b) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect. No permanent injunction, temporary restraining order or similar decree has been issued against any Credit Party or any of its Restricted Subsidiaries which could reasonably be expected to have a Material Adverse Effect. Since the Closing Date there has been no occurrence, change or development with respect to the matters set forth on Schedule 3.6 which could reasonably be expected to have a Material Adverse Effect. Investment Company Act; etc..Section 3.7 No Credit Party is an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended. No Credit Party is subject to regulation limiting its ability to incur Credit Party Obligations. Margin Regulations.Section 3.8 No part of the proceeds of any Extension of Credit hereunder will be used directly or indirectly for any purpose that violates, or that would require any Lender to make any filings in accordance with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. The Credit Parties and their Restricted Subsidiaries (a) are not engaged, principally or as one of their important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” “margin stock” within the respective meanings of each of such terms under Regulation U and (b) taken as a group do not own “margin stock” except as identified in the financial statements referred to in Section 3.1 or delivered pursuant to Section 5.1 and the aggregate value of all “margin stock” owned by the Credit Parties and their Restricted Subsidiaries taken as a group does not exceed 25% of the value of their assets. - 85- ERISA.Section 3.9 Except as could not reasonably be expected to have a Material Adverse Effect: (a) neither a Reportable Event nor a failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived, has occurred during the five-year period prior to the date on which this representation is made or deemed made or is reasonably expected to occur with respect to any Plan, (b) each Plan has complied with the applicable provisions of ERISA and the Code, (c) no termination of a Single Employer Plan has occurred or is reasonably expected to occur, (d) no Lien in favor of the PBGC or a Plan has arisen, during such five-year period or is reasonably expected to arise, (e) the present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits and (f) neither any Credit Party nor any Commonly Controlled Entity is currently, or reasonably expects to be, subject to any liability for a complete or partial withdrawal (including under Section 4062(e) of ERISA) from a Plan. Environmental Matters.Section 3.10 Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: The facilities and properties owned, leased or operated by the Credit Parties or any of their(a) Restricted Subsidiaries (the “Properties”) do not contain any Materials of Environmental Concern in amounts or concentrations which (i) constitute a violation of, or (ii) could give rise to liability on behalf of any Credit Party under, any Environmental Law. The Properties and all operations of the Credit Parties and/or their Restricted Subsidiaries at the(b) Properties are in compliance, and have in the last five years been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Credit Parties or any of their Restricted Subsidiaries (the “Business”). Neither the Credit Parties nor their Restricted Subsidiaries have received any written or actual(c) notice of violation, alleged violation, noncompliance, liability or potential liability on behalf of any Credit Party with respect to environmental matters or Environmental Laws regarding any of the Properties or the Business, nor do the Credit Parties or their Restricted Subsidiaries have knowledge or reason to believe that any such notice will be received or is being threatened. Materials of Environmental Concern have not been transported or disposed of from the Properties(d) in violation of, or in a manner or to a location that could give rise to liability on behalf of any Credit Party under any Environmental Law, and no Materials of Environmental Concern have been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could give rise to liability on behalf of any Credit Party under, any applicable Environmental Law. No judicial proceeding or governmental or administrative action is pending or, to the knowledge of(e) the Credit Parties and their Restricted Subsidiaries, threatened, under any Environmental Law to which any Credit Party or any Restricted Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business. There has been no release or threat of release of Materials of Environmental Concern at or from(f) the Properties, or arising from or related to the operations of any Credit Party or any Restricted Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability on behalf of any Credit Party under Environmental Laws. - 86-

Use of Proceeds.Section 3.11 The proceeds of the Initial Term Loans shall be used by the Borrower to solely (a) to refinance certain existing Indebtedness of the Borrower, the Credit Parties and their respective Subsidiaries (including the repayment of outstanding principal amounts, accrued and unpaid interest thereon and obligations with respect thereto), (b) to pay any costs, fees and expenses associated with the Transactions on the Closing Date, and (c) with respect to the Extensions of Credit of Revolving Loans only, to finance ongoing working capital and other general corporate purposes of the Borrower and their Restricted Subsidiaries, including, without limitation, permitted acquisitions and required capital expenditures under development agreements (including, without limitation, those with Burger King Corporation and Popeyes Louisiana Kitchen, Inc.). The proceeds of the Incremental Term B-1 Loans shall be used to finance general corporate purposes of the Borrower and its Subsidiaries. Subsidiaries; Joint Ventures; Partnerships; Capital Structure.Section 3.12 Set forth on Schedule 3.12(a) and Schedule 3.12(b) is a complete and accurate list of all Subsidiaries, joint ventures and partnerships of the Credit Parties as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Section 5.2. The capitalization of each Credit Party and its Restricted Subsidiaries on the attached Schedule 3.12(a) includes the following: (a) the number of shares of each class of Equity Interests of each Subsidiary outstanding and (b) the number and percentage of outstanding shares of each class of Equity Interests owned by the Credit Parties and their Restricted Subsidiaries. The outstanding Equity Interests of all such Restricted Subsidiaries are validly issued, fully paid and non-assessable and are owned free and clear of all Liens (other than the Burger King Rights, the Popeyes Rights and those arising under or contemplated in connection with the Credit Documents). There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to any Equity Interests of any Credit Party or any Restricted Subsidiary thereof, except as contemplated in connection with the Credit Documents. Ownership.Section 3.13 Each of the Credit Parties and its Restricted Subsidiaries is the owner of, and has good and marketable title to or a valid leasehold interest in, all of its respective assets, which, together with assets leased or licensed by the Credit Parties and their Restricted Subsidiaries, represents all assets in the aggregate material to the conduct of the business of the Credit Parties and their Restricted Subsidiaries. Each Credit Party and its Restricted Subsidiaries enjoys peaceful and undisturbed possession under all of its leases and all such leases are valid and subsisting and in full force and effect except as could not reasonably be expected to have a Material Adverse Effect. Consent; Governmental Authorizations.Section 3.14 No approval, consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with acceptance of Extensions of Credit by the Borrower or the making of the Guaranty hereunder or with the execution, delivery or performance of any Credit Document by the Credit Parties (other than those which have been obtained) or with the validity or enforceability of any Credit Document against the Credit Parties (except such filings as are necessary in connection with the perfection of the Liens created by such Credit Documents). Taxes and Payments.Section 3.15 Each of the Credit Parties and their Restricted Subsidiaries has filed, or caused to be filed, all U.S. federal income tax returns and all other material tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of Taxes shown thereon to be due and (b) all other material Taxes (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for any such Taxes (i) that are not yet due and payable or (ii) that are being contested in good faith and by appropriate proceedings, and against which adequate reserves are being maintained in accordance with GAAP. None of the Credit Parties or their Restricted Subsidiaries - 87- has received written notice as of the Closing Date of any material Tax assessments against it or any of its Restricted Subsidiaries. Collateral Representations.Section 3.16 Intellectual Property. Set forth on Schedule 3.16(a), as of the Closing Date and as of the last date(a) such Schedule was required to be updated in accordance with Section 5.2, is a list of all Registered Intellectual Property Collateral (including all applications for registration and issuance) owned by each of the Credit Parties or that each of the Credit Parties has the right to (including the name/title, current owner, registration or application number, and registration or application date and such other information as reasonably requested by the Administrative Agent), other than the Intellectual Property rights under the Franchise Agreements. Documents, Instrument, and Tangible Chattel Paper. Set forth on Schedule 3.16(b), as of the(b) Closing Date and as of the last date such Schedule was required to be updated in accordance with Section 5.2, is a description of all Documents (as defined in the UCC), Instruments (as defined in the UCC), and Tangible Chattel Paper (as defined in the UCC) of the Credit Parties (including the Credit Party owning such Document, Instrument and Tangible Chattel Paper and such other information as reasonably requested by the Administrative Agent), in each case to the extent with a value in excess of $2,500,000. Electronic Chattel Paper, Letter-of-Credit Rights and Uncertificated Securities. Set forth on(c) Schedule 3.16(c), as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Section 5.2, is a description of all (i) Electronic Chattel Paper (as defined in the UCC), (ii) Letter-of-Credit Rights (as defined in the UCC) with a face value in excess of $2,500,000 issued in favor of any Credit Party, as beneficiary thereunder, and (iii) “uncertificated securities” (within the meaning of Section 8-102(a)(18) UCC) of the Credit Parties, including the name of (w) the applicable Credit Party, (x) in the case of Electronic Chattel Paper, the account debtor, (y) in the case of Letter-of-Credit Rights where necessary as described above, the issuer or nominated person, as applicable, and (z) in the case of uncertificated securities, an issuer. Commercial Tort Claims. Set forth on Schedule 3.16(d), as of the Closing Date and as of the last(d) date such Schedule was required to be updated in accordance with Section 5.2, is a description of all Commercial Tort Claims (as defined in the UCC) in excess of $2,500,000 of the Credit Parties (detailing such Commercial Tort Claim in such detail as reasonably requested by the Administrative Agent). Pledged Equity Interests. Set forth on Schedule 3.16(e), as of the Closing Date and as of the last(e) date such Schedule was required to be updated in accordance with Section 5.2, is a list of (i) 100% (or, if less, the full amount owned by such Credit Party) of the issued and outstanding Equity Interests owned by such Credit Party of each Subsidiary (other than any Subsidiary that is a CFC or FSHCO), (ii) 65% (or, if less, the full amount owned by such Credit Party) of each class of the issued and outstanding Equity Interests entitled to vote (within the meaning of Section 1.956-2 (c)(2) of the United States Treasury Regulations) and 100% (or, if less, the full amount owned by such pledgor) of each class of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Section 1.956-2(c)(2) of the United States Treasury Regulations) owned by such Credit Party of each first-tier Subsidiary that is a CFC or FSHCO, and (iii) all other Equity Interests required to be pledged to the Administrative Agent pursuant to the Security Documents. Properties. Set forth on Schedule 3.16(f)(i), as of the Closing Date and as of the last date such(f) Schedule was required to be updated in accordance with Section 5.2, is a list of all Mortgaged Properties (including the owner of such Mortgaged Property). Set forth on Schedule 3.16(f)(ii) is a list of (i) each headquarter location of the Credit Parties (and an indication if such location is leased or owned) and (ii) each other location where any significant administrative functions are performed (and an indication if such location is leased or owned). Solvency.Section 3.17 As of the Closing Date, the Borrower and its Subsidiaries, taken as a whole, are solvent and are able to pay their debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of - 88- business, and the fair saleable value of the assets of the Borrower and its Subsidiaries, taken as a whole and measured on a going concern basis, exceeds all probable liabilities, including those to be incurred pursuant to this Agreement. As of the Closing Date, the Borrower and its Subsidiaries, taken as a whole, do not have unreasonably small capital in relation to the business in which they are or propose to be engaged. As of the Closing Date, the Borrower and its Subsidiaries, taken as a whole, have not incurred, or believe that they will incur debts beyond its ability to pay such debts as they become due. In executing the Credit Documents and consummating the Transactions, none of the Borrower or its Subsidiaries intends to hinder, delay or defraud either present or future creditors or other Persons to which one or more of the Borrower or its Subsidiaries is or will become indebted. For the avoidance of doubt, on the Closing Date, the foregoing representations and warranties shall be made both before and after giving effect to the Transactions. Compliance with FCPA and Anti-Corruption Laws.Section 3.18 Each of the Credit Parties and their Subsidiaries and, to the knowledge of the Credit Parties and their Subsidiaries, their respective officers, employees, directors and agents (on behalf the Credit Parties and their Subsidiaries), is in compliance, in all material respects, with the Foreign Corrupt Practices Act, 15 U.S.C. §§ 78dd-1, et seq., and any foreign counterpart thereto (collectively, “Anti-Corruption Laws”). None of the Credit Parties or their Subsidiaries has made a payment, offering, or promise to pay, or authorized the payment of, money or anything of value (a) in order to assist in obtaining or retaining business for or with, or directing business to, any foreign official, foreign political party, party official or candidate for foreign political office, (b) to a foreign official, foreign political party or party official or any candidate for foreign political office, and (c) with the intent to induce the recipient to misuse his or her official position to direct business wrongfully to such Credit Party or its Subsidiary or to any other Person, in violation of Anti-Corruption Laws. No Loan or Letter of Credit, use of proceeds or other transactions contemplated by this Agreement will violate Anti-Corruption Laws. [Reserved].Section 3.19 Brokers’ Fees.Section 3.20 None of the Credit Parties or their Restricted Subsidiaries has any obligation to any Person in respect of any finder’s, broker’s, investment banking or other similar fee in connection with any of the Transactions other than the closing and other fees payable pursuant to this Agreement and as set forth in the Fee Letter. Labor Matters.Section 3.21 Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (a) there are no collective bargaining agreements or Multiemployer Plans covering the employees of the Credit Parties or any of their Restricted Subsidiaries as of the Closing Date and none of the Credit Parties or their Subsidiaries (i) has suffered any strikes, walkouts, work stoppages or other labor difficulty within the last five years or (ii) has knowledge of any potential or pending strike, walkout or work stoppage, (b) no unfair labor practice complaint is pending against any Credit Party or any of its Restricted Subsidiaries and (c) there are no strikes, walkouts, work stoppages or other labor difficulty pending or threatened against any Credit Party or any of its Restricted Subsidiaries. Accuracy and Completeness of Information.Section 3.22 No representation or warranty made by the Borrower or any other Credit Party in any Credit Document or in any document, instrument or other writing furnished to the Lenders by or on behalf of any Credit Party in connection with the transactions contemplated in any Credit Document does or will contain any untrue material statement of fact or will omit to state any such fact (of which any executive officer of any Credit Party has knowledge) necessary to make the representations, warranties and other statements contained herein or in such other document, instrument or writing not misleading in any material respect when made. - 89- Material Contracts.Section 3.23 Schedule 3.23 sets forth a complete and accurate list of all Material Contracts of the Credit Parties and their Restricted Subsidiaries in effect as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Section 5.2. Each Material Contract is, and after giving effect to the Transactions will be, in full force and effect in accordance with the terms thereof. Insurance.Section 3.24 The insurance coverage of the Credit Parties and their Restricted Subsidiaries is outlined as to carrier, policy number, expiration date, type and amount on Schedule 3.24 as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Section 5.2 and such insurance coverage complies in all material respects with the requirements set forth in Section 5.5. Security Documents.Section 3.25 The Security Documents create valid and enforceable security interests in, and Liens on, the Collateral purported to be covered thereby in favor of the Administrative Agent for the benefit of the Secured Parties. Except as set forth in the Security Documents, such security interests and Liens are currently (or will be, upon (a) the filing of appropriate financing statements with the Secretary of State of the state of incorporation or organization for each Credit Party, the filing of appropriate assignments or notices with the United States Patent and Trademark Office and the United States Copyright Office, and the recordation of the Mortgage Instruments, in each case in favor of the Administrative Agent, on behalf of the Lenders, and (b) the Administrative Agent obtaining control or possession over those items of Collateral in which a security interest is perfected through control or possession) perfected security interests and Liens in favor of the Administrative Agent, for the benefit of the Secured Parties, prior to all other Liens other than Permitted Liens. Classification of Senior Indebtedness.Section 3.26 The Credit Party Obligations constitute “Senior Indebtedness,” “Designated Senior Indebtedness” or any similar designation under and as defined in any agreement governing any Subordinated Debt and the subordination provisions set forth in each such agreement are legally valid and enforceable against the parties thereto. Anti-Terrorism Laws.Section 3.27 Neither any Credit Party nor any of its Subsidiaries is an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading with the Enemy Act of the United States of America (50 U.S.C. App. §§ 1 et seq.) (the “Trading with the Enemy Act”), as amended. Neither any Credit Party nor any of its Subsidiaries is in violation of (a) the Trading with the Enemy Act, as amended, (b) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or (c) the Patriot Act. None of the Credit Parties (i) is a blocked person described in Section 1 of the Anti-Terrorism Order or (ii) to the best of its knowledge, engages in any dealings or transactions, or is otherwise associated, with any such blocked person. Compliance with OFAC Rules and Regulations and Sanctions.Section 3.28 None of the Credit Parties or their Subsidiaries or their respective Affiliates (on behalf of the(a) Credit Parties and their Subsidiaries) and, to the knowledge of the Credit Parties and their Subsidiaries, the respective officers, employees, directors and agents of the Credit Parties and their Subsidiaries (on behalf of the Credit Parties and their Subsidiaries), is in violation of and shall not violate any applicable Sanctions. None of the Credit Parties or their Subsidiaries or their respective Affiliates or to the knowledge of(b) the Credit Parties and their Subsidiaries, the respective directors, officers or employees of the Credit Parties and their Subsidiaries is a Sanctioned Person or a Sanctioned Entity. No proceeds of any Loan will be used nor have any been - 90-

used to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Entity that will result in a violation by any Person (including any Person participating in the Transactions, whether as Lender, Lead Arranger, Administrative Agent, Issuing Lender or otherwise) of Sanctions or otherwise violate any applicable Sanctions. [Reserved].Section 3.29 Flood Hazards Determinations; Flood Hazard Insurance.Section 3.30 No Mortgaged Property is a Flood Hazard Property unless the Administrative Agent shall have received the following: (a) the applicable Credit Party’s written acknowledgment of receipt of written notification from the Administrative Agent (i) as to the fact that such Mortgaged Property is a Flood Hazard Property and (ii) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (b) copies of insurance policies or certificates of insurance of the applicable Credit Party evidencing flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and otherwise reasonably satisfactory to the Administrative Agent and naming the Administrative Agent as lenders’ loss payee on behalf of the Lenders. Franchise Agreements.Section 3.31 Schedule 3.31 sets forth as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Section 5.2, a true, correct and complete list of all Franchise Agreements currently in effect with the (a) street address of each Restaurant, (b) store number of each Restaurant and (c) expiration date of each Franchise Agreement. Each Franchise Agreement is, and after giving effect to the consummation of the transactions contemplated by the Credit Documents will be, in full force and effect in accordance with the terms thereof, except where the failure of any Franchise Agreements to be in full force and effect, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No Credit Party (nor, to the knowledge of the Borrower, any other party thereto) is in breach of or in default under any Franchise Agreement in any respect, except for any breaches or defaults that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Beneficial Ownership Certification.Section 3.32 As of the Closing Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects. ARTICLE IV CONDITIONS PRECEDENT Conditions to Closing Date.Section 4.1 This Agreement shall become effective upon, and the obligation of each Lender to make the initial Extensions of Credit on the Closing Date is subject to, the satisfaction of the following conditions precedent: Execution of Credit Agreement and Credit Documents. The Administrative Agent shall have(a) received (i) counterparts of this Agreement, executed by a duly authorized officer of each party hereto, (ii) for the account of each Revolving Lender requesting a promissory note, a duly executed Revolving Loan Note, (iii) for the account of each Term Loan Lender requesting a promissory note, a duly executed Term Loan Note, (iv) counterparts of the Security Agreement conforming to the requirements of this Agreement and executed by duly authorized officers of the Credit Parties or other Person, as applicable, (v) counterparts of any other Credit Document, executed by the duly authorized officers of the parties thereto and (vi) a Notice of Borrowing in the form of Exhibit 1.1(d). - 91- Authority Documents. The Administrative Agent shall have received the following:(b) Articles of Incorporation/Charter Documents. Original certified articles of(i) incorporation or other charter documents, as applicable, of each Credit Party certified (A) by an officer of such Credit Party (pursuant to an Officer’s Certificate in substantially the form of Exhibit 4.1(b) attached hereto) as of the Closing Date to be true and correct and in force and effect as of such date, and (B) to be true and complete as of a recent date by the appropriate Governmental Authority of the state of its incorporation or organization, as applicable. Resolutions. Copies of resolutions of the board of directors or comparable(ii) managing body of each Credit Party approving and adopting the Credit Documents, the Transactions and authorizing execution and delivery thereof, certified by an officer of such Credit Party (pursuant to an Officer’s Certificate in substantially the form of Exhibit 4.1(b) attached hereto) as of the Closing Date to be true and correct and in force and effect as of such date. Bylaws/Operating Agreement. A copy of the bylaws or comparable operating(iii) agreement of each Credit Party certified by an officer of such Credit Party (pursuant to an Officer’s Certificate in substantially the form of Exhibit 4.1(b) attached hereto) as of the Closing Date to be true and correct and in force and effect as of such date. Good Standing. Original certificates of good standing, existence or its(iv) equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation or organization and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect. Incumbency. An incumbency certificate of each Responsible Officer of each(v) Credit Party certified by an officer (pursuant to an Officer’s Certificate in substantially the form of Exhibit 4.1(b) attached hereto) to be true and correct as of the Closing Date. Legal Opinion of Counsel. The Administrative Agent shall have received an opinion or opinions(c) of counsel for the Credit Parties (including an opinion of the general counsel of the Borrower), dated the Closing Date and addressed to the Administrative Agent and the Lenders and which shall expressly permit reliance by the successors and permitted assigns by each of the Administrative Agent and the Lenders, in form and substance reasonably acceptable to the Administrative Agent (which shall include, without limitation, opinions with respect to the due organization and valid existence of each Credit Party (other than Credit Parties organized in a jurisdiction other than New York or Delaware), opinions as to perfection of certain of the Liens granted to the Administrative Agent pursuant to the Security Documents and opinions as to the non-contravention of the Credit Parties’ organizational documents (other than Credit Parties organized in a jurisdiction other than New York or Delaware) and Material Contracts). Personal Property Collateral. The Administrative Agent shall have received, in form and(d) substance reasonably satisfactory to the Administrative Agent: (A) searches of UCC filings in the jurisdiction of incorporation or formation, as(i) applicable, of each Credit Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens and (B) intellectual property, tax lien and judgment searches; completed UCC financing statements for each appropriate jurisdiction as is(ii) necessary, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest in the Collateral; - 92- stock or membership certificates, if any, evidencing the Equity Interests pledged(iii) to the Administrative Agent pursuant to the Security Agreement and undated stock or transfer powers duly executed in blank; duly executed consents as are necessary, in the Administrative Agent’s sole(iv) discretion, to perfect the Lenders’ security interest in the Collateral; to the extent required to be delivered pursuant to the terms of the Security(v) Documents, intellectual property security agreements in appropriate form for filing and all instruments, documents and chattel paper in the possession of any of the Credit Parties, together with allonges or assignments as may be necessary or appropriate to perfect the Administrative Agent’s and the Lenders’ security interest in the Collateral; and a Perfection Certificate with respect to the Credit Parties dated the Closing Date(vi) and duly executed by a Responsible Officer of each Credit Party. [Reserved].(e) Liability, Casualty, Property and Business Interruption Insurance. The Administrative Agent shall(f) have received copies of insurance policies or certificates and endorsements of insurance evidencing liability, casualty, property and business interruption insurance meeting the requirements set forth herein or in the Security Documents. The Administrative Agent shall be named (i) as lenders’ loss payee, as its interest may appear, with respect to any such insurance providing coverage in respect of any Collateral and (ii) as additional insured, as its interest may appear, with respect to any such insurance providing liability coverage, and the Credit Parties will use their commercially reasonable efforts to have each provider of any such insurance agree, by endorsement upon the policy or policies issued by it or by independent instruments to be furnished to the Administrative Agent, that it will give the Administrative Agent thirty (30) days prior written notice before any such policy or policies shall be altered or cancelled. [Reserved].(g) [Reserved].(h) [Reserved].(i) Existing Indebtedness of the Credit Parties. (x) All of the existing Indebtedness for borrowed(j) money of the Acquired Company specified in Schedule 3.12(a)(vii) of the Cambridge Acquisition Agreement shall be repaid in full (together with accrued and unpaid interest thereon and obligations with respect thereto) and all security interests related thereto shall be terminated on or prior to the Closing Date, (y) the Credit Agreement, dated as of May 30, 2012, among Carrols, Wells Fargo Bank, National Association, as administrative agent (“Existing Bank Administrative Agent”) and each of the other parties thereto (as amended, restated or otherwise modified as of immediately prior to the Closing Date, the “Existing Credit Agreement”), will be repaid in full and all security interests and guarantees in connection therewith will be terminated or released (with cash collateral or other arrangements mutually agreed by the Borrower and the Existing Bank Administrative Agent being provided with respect to outstanding letters of credit and outstanding treasury management and hedging obligations then secured by such collateral and guarantees) and (z) notice of redemption shall be given for all of Carrols’ issued and outstanding 8.000% Senior Secured Second Lien Notes due 2022, governed by that certain indenture, dated April 29, 2015 (as supplemented by the Officer’s Certificate dated June 23, 2017, the “Indenture”), all security interests and guarantees in connection therewith will be terminated or released and the Indenture will be satisfied and discharged. Financial Statements. The Lead Arrangers shall have received:(k) with respect to the Borrower and its Restricted Subsidiaries, (i) audited consolidated(i) balance sheets and related consolidated statements of income, stockholder’s equity and cash flows for the - 93- three most recently completed fiscal years ended at least 90 days prior to the Closing Date, (ii) unaudited consolidated balance sheets and related consolidated statements of income and cash flows for each interim fiscal quarter (other than the fourth fiscal quarter of Borrower’s fiscal year) ended since the last audited financial statements and at least 45 days prior to the Closing Date (the “Borrower Interim Financial Statements”) and (iii) internal consolidated balance sheets and related consolidated statements of income and cash flows for each interim fiscal month ended since the last Borrower Interim Financial Statements and at least 30 days prior to the Closing Date; provided that filing of the required financial statements on form 10-K and form 10-Q by the Borrower will satisfy the foregoing requirements; with respect to the Acquired Company and its subsidiaries, (i) audited combined balance(ii) sheet of the CFP Business (as defined in the Cambridge Acquisition Agreement) as of (x) December 31, 2017 and (y) to the extent ended at least 90 days prior to the Closing Date, December 31, 2018 and the related audited combined statements of income, member’s equity and cash flows of the CFP Business for the fiscal year ended (x) December 31, 2017 and (y) to the extent ended at least 90 days prior to the Closing Date, December 31, 2018, and (ii) unaudited combined balance sheet of the CFP Business and the related audited combined statements of income, member’s equity and cash flows of the CFP Business for each interim fiscal quarter (other than the fourth fiscal quarter of the Acquired Company’s fiscal year) ended since the last audited financial statements and at least 45 days prior to the Closing Date; a pro forma consolidated balance sheet and related pro forma consolidated statements of(iii) income and cash flows of the Borrower as of and for the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period ended at least 45 days (or 90 days in case such four-fiscal quarter period is the end of the Borrower’s fiscal year) prior to the Closing Date, prepared in good faith after giving pro forma effect to each element of the Transactions, prepared as if the Transactions had occurred on the last day of such four quarter period (in the case of such balance sheet) or at the beginning of such period (in the case of such other financial statements); it being understood that such pro forma financial statements shall be required to include adjustments for purchase accounting (including adjustments of the type contemplated by FASB ASC 805, Business Combinations (formerly SFAS 141R)) or otherwise be prepared in accordance with Regulation S-X under the Securities Act of 1933, as amended; and Solvency Certificate. A certificate (substantially in the form set forth in Exhibit 4.1(l)) from the(l) chief financial officer of the Borrower certifying that after giving pro forma effect to each element of the Transactions, the Borrower and its Subsidiaries (on a consolidated basis) are solvent. Fees and Expenses. The Administrative Agent, the Lead Arrangers and the Lenders shall have(m) received any fees and expenses required to be paid on or before the Closing Date pursuant to this Agreement and the Fee Letter (including the fees and expenses of counsel for the Lead Arranger and the Administrative Agent), to the extent invoiced at least three (3) Business Day prior to the Closing Date (or as otherwise set forth in a funds flow approved by the Borrower) (which fees and expenses may be funded from the proceeds of the initial Extensions of Credit on the Closing Date). PATRIOT Act, etc. The Borrower and any other Credit Party shall have provided to the(n) Administrative Agent and the Lenders (i) at least five (5) Business Days prior to the Closing Date, all documentation and other information required by a Governmental Authority under applicable “know your customer” and Anti-Money Laundering Laws and regulations, including, without limitation, the Patriot Act, that has been requested by the Administrative Agent or any Lender at least ten (10) Business Days prior to the Closing Date and (ii) to the extent the Borrower qualifies as a “legal entity” customer under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower. No Material Adverse Effect. Since the date of the Cambridge Acquisition Agreement, there has(o) not been any event, change, effect or development that, individually or in the aggregate, has had or would reasonably be expected to result in a “Material Adverse Effect” set forth in clause (a) of the definition thereof. - 94-

Cambridge Acquisition Agreement. The Cambridge Acquisition shall have been consummated in(p) accordance with the Cambridge Acquisition Agreement in all material respects without giving effect to any waiver, modifications, or consent thereunder that is materially adverse to the interests of the Lead Arrangers or the Lenders (as reasonably determined by the Lead Arrangers), such approval not to be unreasonably withheld, conditioned or delayed; it being understood that, without limitation, any change in the amount or form of the purchase price (except as set forth in the following proviso); provided that any increase in the purchase price that is funded with common stock of the Borrower shall not be deemed to be materially adverse to the interest of the Lead Arrangers or the Lenders; provided further that any decrease in the purchase price for the Cambridge Acquisition of less than 10.0% shall not be deemed materially adverse to the interests of the Lead Arrangers or Lenders. Representations and Warranties. All of the representations and warranties under this Agreement or(q) any other Credit Document and all of the Specified Acquisition Agreement Representations shall be true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) on the Closing Date; provided that the only representations and warranties the accuracy of which shall be a condition to the availability of the initial Extension of Credit on the Closing Date shall be the Specified Representations and the Specified Acquisition Agreement Representations. Closing Certificate. Receipt by the Administrative Agent of a certificate signed by a Responsible(r) Officer substantially in the form of Exhibit 4.1(r) attached hereto. Without limiting the generality of the provisions of Section 8.4, for purposes of determining compliance with the conditions specified in this Section 4.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. Conditions to All Extensions of Credit after the Closing Date.Section 4.2 The obligation of each Lender to make any Extension of Credit after the Closing Date hereunder is subject to the satisfaction of the following conditions precedent on the date of making such Extension of Credit: Representations and Warranties. The representations and warranties made by the Credit Parties(a) herein, in the other Credit Documents and which are contained in any certificate furnished at any time under or in connection herewith shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case on and as of the date of such Extension of Credit as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date. No Default or Event of Default. No Default or Event of Default shall have occurred and be(b) continuing on such date or after giving effect to the Extension of Credit to be made on such date unless such Default or Event of Default shall have been waived in accordance with this Agreement. Compliance with Commitments. Immediately after giving effect to the making of any such(c) Extension of Credit (and the application of the proceeds thereof), (i) the sum of the aggregate principal amount of outstanding Revolving Loans plus outstanding LOC Obligations shall not exceed the Revolving Committed Amount then in effect, and (ii) the outstanding LOC Obligations shall not exceed the LOC Committed Amount. Additional Conditions to Revolving Loans. If a Revolving Loan is requested, all conditions set(d) forth in Section 2.1 shall have been satisfied. Additional Conditions to Letters of Credit. If the issuance of a Letter of Credit is requested, (i) all(e) conditions set forth in Section 2.3 shall have been satisfied and (ii) there shall exist no Lender that is a Defaulting - 95- Lender unless the Issuing Lender has entered into satisfactory arrangements with the Borrower or such Defaulting Lender to eliminate the Issuing Lender’s risk with respect to such Defaulting Lender’s LOC Obligations. Incremental Term Facility. If an Incremental Term Facility is requested, all conditions set forth in(f) Section 2.22(b)(i) shall have been satisfied. Revolving Facility Increase. If a Revolving Facility Increase is requested, all conditions(g) set forth in Section 2.22(b)(ii) shall have been satisfied. Notice of Borrowing. A Notice of Borrowing in the form of Exhibit 1.1(d) shall have(h) been delivered. Each request for an Extension of Credit after the Closing Date and each acceptance by the Borrower of any such Extension of Credit shall be deemed to constitute representations and warranties by the Credit Parties as of the date of such Extension of Credit that the conditions set forth above in paragraphs (a) through (g), as applicable, have been satisfied. ARTICLE V AFFIRMATIVE COVENANTS Each of the Credit Parties hereby covenants and agrees that on the Closing Date, and thereafter (a) for so long as this Agreement is in effect, (b) until the Commitments have terminated, and (c) the Credit Party Obligations and all other amounts owing to the Administrative Agent or any Lender hereunder are paid in full in cash, such Credit Party shall, and shall cause each of their Restricted Subsidiaries, to: Financial Statements.Section 5.1 Furnish to the Administrative Agent (for distribution to the Lenders): Annual Financial Statements. As soon as available and in any event no later than ninety (90) days(a) after the end of each fiscal year of the Borrower (beginning with fiscal year 2019), a copy of the Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and the related Consolidated statements of income and retained earnings and of cash flows of the Borrower and its Subsidiaries for such year, which shall be audited by a firm of independent certified public accountants of nationally recognized standing reasonably acceptable to the Administrative Agent (and the Administrative Agent hereby acknowledges that Deloitte LLP is acceptable to it), in each case setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without such qualification (but may contain a “going concern” or like qualification that is due to (i) the impending maturity of any Indebtedness within 12 months of the date of delivery thereof, or (ii) any anticipated inability to satisfy a financial maintenance covenant (including the Financial Covenant)); Quarterly Financial Statements. As soon as available and in any event no later than forty-five (45)(b) days after the end of each fiscal quarter of the Borrower (beginning with the First Quarter 2019), a copy of the Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such period and related Consolidated statements of income and retained earnings and, other than with respect to the Fourth Quarter, of cash flows for the Borrower and its Subsidiaries for such quarterly period and for the portion of the fiscal year ending with such period, in each case setting forth in comparative form Consolidated figures for the corresponding period or periods of the preceding fiscal year (subject to normal recurring year-end audit adjustments); and Annual Operating Budget and Cash Flow. As soon as available, but in any event no later than(c) sixty (60) days after the beginning of each fiscal year (beginning with fiscal year 2020), a copy of the detailed annual operating budget or plan including cash flow projections of the Borrower and its Restricted Subsidiaries for such - 96- fiscal year prepared on a quarterly basis, in form and detail reasonably acceptable to the Administrative Agent and the Lenders, together with a summary of the material assumptions made in the preparation of such annual budget or plan; all such financial statements furnished pursuant to subsections (a) and (b) above shall be complete and correct in all material respects (subject, in the case of interim statements, to normal recurring year-end audit adjustments and except that such statements are condensed and exclude detailed footnote disclosures) and to be prepared in reasonable detail and, in the case of the annual and quarterly financial statements provided in accordance with subsections (a) and (b) above, in accordance in all material respects with GAAP applied consistently throughout the periods reflected therein and further accompanied by a description of, and an estimation of the effect on the financial statements on account of, a change, if any, in GAAP as provided in Section 1.3(b). Unrestricted Subsidiaries. At each time financial statements are delivered pursuant to Section(d) 5.1(a) or (b), reconciliations or other supplemental financial information as is necessary to eliminate the accounts of the Unrestricted Subsidiaries (if any) from the Consolidated financial statements. Notwithstanding the foregoing, financial statements and reports required to be delivered pursuant to the foregoing provisions of this Section may be delivered electronically and if so, shall be deemed to have been delivered on the date on which the Administrative Agent receives such reports from the Borrower through electronic mail; provided that, upon the Administrative Agent’s request, the Borrower shall provide paper copies of any documents required hereby to the Administrative Agent. Notwithstanding the foregoing, the obligations referred to in Sections 5.1(a) and (b) may be satisfied with respect to financial information of the Borrower and its Subsidiaries by furnishing the Borrower’s Form 10-K or 10-Q, as applicable, filed with the SEC (and the public filing of such report with the SEC shall constitute delivery under this Section 5.1). Certificates; Other Information.Section 5.2 Furnish to the Administrative Agent (for distribution to the Lenders): Reserved.(a) Officer’s Compliance Certificate. Concurrently with the delivery of the financial statements(b) referred to in Sections 5.1(a) and 5.1(b) above, commencing with the delivery of the financial statements for the fiscal quarter ending September 30, 2019, a certificate of a Responsible Officer substantially in the form of Exhibit 5.2(b), (i) stating that such financial statements present fairly in all material respects the financial position of the Credit Parties and their Restricted Subsidiaries for the periods indicated in conformity with GAAP applied on a consistent basis, (ii) stating that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (iii) setting forth the calculations of the financial covenant set forth in Section 5.9 in reasonable detail, (iv) setting forth a list of each Subsidiary of the Borrower that identifies such Subsidiary as a Restricted Subsidiary or Unrestricted Subsidiary and identifies whether or not such Subsidiary is an Excluded Subsidiary and/or an Immaterial Subsidiary as of the date of such Officer’s Compliance Certificate (to the extent that there have been any changes in the identity or status as a Restricted Subsidiary, an Unrestricted Subsidiary, an Excluded Subsidiary and/or an Immaterial Subsidiary of any such Subsidiaries since the Closing Date or the most recent list provided); (v) setting forth the aggregate outstanding amount of liabilities under “failed” sale leasebacks under FASB ASC 842 that would have been accounted for as operating lease liabilities but for such “failed” sale and leaseback accounting rules as at the end of such quarterly period or fiscal year, as the case may be; (vi) solely to the extent that any transaction was made in reliance on the Available Amount, a reasonably detailed calculation of the amount of the Available Amount as at the end of such quarterly period or fiscal year, as the case may be; and (vii) solely with respect to the Officer’s Compliance Certificate with respect to a fiscal year end, a reasonably detailed calculation of the amount of Excess Cash Flow for such fiscal year and a reasonably detailed description of each event, condition or circumstance during such fiscal year requiring a mandatory prepayment under Section 2.7(b) (to the extent notice of such event has not been previously furnished to the Administrative Agent). - 97- Updated Schedules. Concurrently with or prior to the delivery of the financial statements referred(c) to in Sections 5.1(a) and 5.1(b) above, (i) an updated copy of Schedule 3.3, Schedule 3.12(a) and Schedule 3.12(b) if the Credit Parties or any of their Subsidiaries has formed or acquired a new Subsidiary since the Closing Date or since such Schedule was last updated, as applicable, (ii) an updated copy of Schedule 3.16(a) if the Credit Parties have registered, applied for registration of, acquired or otherwise obtained ownership of any Registered Intellectual Property Collateral since the Closing Date or since such Schedule was last updated, as applicable, (iii) an updated copy of Schedule 3.16(b) if the Credit Parties have obtained any Documents (as defined in the UCC), Instruments (as defined in the UCC) or Tangible Chattel Paper (as defined in the UCC), in each case, with a face value in excess of $2,500,000 since the Closing Date or since such Schedule was last updated, as applicable, (iv) an updated copy of Schedule 3.16(c) if the Credit Parties maintain any Electronic Chattel Paper (as defined in the UCC), Letter-of-Credit Rights (as defined in the UCC) with a face value in excess of $2,500,000 (other than Supporting Obligations (as defined in the UCC) with respect to any of the Collateral) or “uncertificated securities” (as defined in Section 8-102(a)(18) of the UCC), in each case, to the extent not otherwise set forth on such Schedule as of the Closing Date or since such Schedule was last updated, as applicable, (v) an updated copy of Schedule 3.16(d) if any Credit Party has a Commercial Tort Claim with a claimed value in excess of $2,500,000 not otherwise set forth on such Schedule as of the Closing Date or since such Schedule was last updated, as applicable, (vi) an updated copy of Schedule 3.16(e) to the extent required to be updated to make the representation in Section 3.16(e) true and correct, (vii) an updated copy of Schedule 3.16(f)(i) to the extent any Credit Party is obligated to provide a mortgage or deed of trust on any Property in accordance with Section 5.12, (viii) an updated copy of Schedule 3.16(f)(ii) to the extent any Credit Party has a (1) headquarter location and (2) location where any significant administrative functions are performed (and an indication whether such location is leased or owned), to the extent not otherwise set forth on such Schedule as of the Closing Date or since such Schedule was last updated, as applicable, (ix) an updated copy of Schedule 3.23 if any new Material Contract has been entered into or any Material Contract has been terminated since the Closing Date or since such Schedule was last updated, as applicable, together with a copy of each new Material Contract, (x) an updated copy of Schedule 3.24 if the Credit Parties or any of their Restricted Subsidiaries has altered or acquired any insurance policies since the Closing Date or since such Schedule was last updated, and (xi) an updated copy of Schedule 3.31 to the extent required to be updated to make the representation in Section 3.31 true and correct. Reports; SEC Filings; Regulatory Reports; Press Releases; Management Letters; etc. Promptly(d) upon their becoming available, (i) copies of all reports (other than those provided pursuant to Section 5.1 and those which are of a promotional nature) and other financial information which any Credit Party sends to its shareholders (other than Burger King Corporation and/or Affiliates of RBI), (ii) copies of all reports and all registration statements and prospectuses, if any, which any Credit Party may make to, or file with, the SEC (or any successor or analogous Governmental Authority) or any securities exchange or other private regulatory authority, (iii) all material regulatory reports, (iv) all press releases and other statements made available by any of the Credit Parties to the public concerning material developments in the business of any of the Credit Parties and (v) copies of all reports, if any, submitted to any Credit Party, any Subsidiary thereof or any of their respective boards of directors by their respective independent public accountants in connection with their auditing function, including, without limitation, any management report and any management responses thereto; provided that the obligations referred to in this clause (d) and in Section 5.7 below may be satisfied with respect to information of the Borrower and its Subsidiaries by furnishing a Form 8-K filed with the SEC (and the public filing of such report with the SEC shall constitute delivery under this clause (d) and under Section 5.7(d) below, except to the extent such Form 8-K does not include all information required to be furnished to the Administrative Agent hereunder). [Reserved](e) Changes in Corporate Structure. Within ten (10) days prior to any merger, consolidation,(f) dissolution or other change in corporate structure of any Credit Party or any of its Restricted Subsidiaries permitted pursuant to the terms hereof, provide notice of such change in corporate structure to the Administrative Agent. General Information. Promptly, such additional financial and other information as the(g) Administrative Agent, on behalf of any Lender, may from time to time reasonably request. - 98-

PATRIOT ACT, etc. Promptly upon the request thereof, such other information and(h) documentation required by bank regulatory authorities under applicable Anti-Money Laundering Laws (including, without limitation, any applicable “know your customer” rules and regulations, the Beneficial Ownership Regulation and the PATRIOT Act), as from time to time reasonably requested by the Administrative Agent or any Lender, including, without limitation, to the extent the Borrower qualifies as a “legal entity” customer under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower. Payment of Taxes and Other Obligations.Section 5.3 Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, subject, where applicable, to specified grace periods, (a) all of its material Taxes (including federal, state, local and foreign Taxes), (b) all of its other obligations and liabilities of whatever nature in accordance with industry practice to the extent failure to pay could reasonably be expected to have a Material Adverse Effect, and (c) any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such Taxes, obligations and liabilities, except in each case where the amount or validity of any such Taxes, obligations and liabilities is currently being contested in good faith by appropriate proceedings and reserves, if applicable, in conformity with GAAP with respect thereto have been provided on the books of the Credit Parties. Conduct of Business and Maintenance of Existence.Section 5.4 Except as expressly permitted under Section 6.4, continue to engage in business of the same general type as now conducted by it on the Closing Date and preserve, renew and keep in full force and effect its corporate or other formative existence and good standing, take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business and to maintain its goodwill and comply in all material respects with Requirements of Law. Maintenance of Property; Insurance.Section 5.5 Maintain with financially sound and reputable insurance companies liability, casualty, property, hazard and business interruption insurance (including, without limitation, insurance with respect to its tangible Collateral) in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Administrative Agent, upon the request of the Administrative Agent, full information as to the insurance carried. To the extent permitted under applicable laws, the Administrative Agent shall be named (i) as lenders’ loss payee, as its interest may appear with respect to any property insurance, and (ii) as additional insured, as its interest may appear, with respect to any such liability insurance, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments to be furnished to the Administrative Agent, that it will give the Administrative Agent thirty (30) days prior written notice before any such policy or policies shall be altered or canceled, and such policies shall provide that no act or default of the Credit Parties or any of their Restricted Subsidiaries or any other Person shall affect the rights of the Administrative Agent or the Lenders under such policy or policies. (b) If any portion of any Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a Flood Hazard Property with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then the Borrower shall, or shall cause each Credit Party to (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Administrative Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent, including, without limitation, evidence of annual renewals of such insurance. Maintenance of Books and Records.Section 5.6 Keep proper books, records and accounts which permit financial statements to be prepared in accordance with GAAP (which shall be complete and accurate in all material respects). - 99- Notices.Section 5.7 Give notice in writing to the Administrative Agent (which shall promptly transmit such notice to each Lender): promptly, but in any event within two (2) Business Days after any Credit Party knows thereof, the(a) occurrence of any Default or Event of Default; promptly after becoming aware of any default or Event of Default under any Contractual(b) Obligation of any Credit Party or any of its Restricted Subsidiaries which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or involve a monetary claim in excess of $5,000,000; promptly after becoming aware of any litigation, or any investigation or proceeding known or(c) threatened to any Credit Party (i) affecting any Credit Party or any of its Restricted Subsidiaries which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or involve a monetary claim in excess of $10,000,000 or involving injunctions or requesting injunctive relief by or against any Credit Party or any Restricted Subsidiary of any Credit Party, (ii) affecting or with respect to this Agreement, any other Credit Document or any security interest or Lien created thereunder, (iii) involving an environmental claim or potential liability under Environmental Laws which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iv) by any Governmental Authority relating to any Credit Party or any Restricted Subsidiary thereof and alleging fraud, deception or willful misconduct by such Person; of any labor controversy that has resulted in, or threatens to result in, a strike or other work action(d) against any Credit Party or any of its Restricted Subsidiaries which could reasonably be expected to have a Material Adverse Effect; of any attachment, judgment, lien, levy or order exceeding $10,000,000 that may be assessed(e) against or threatened against any Credit Party other than Permitted Liens; as soon as possible and in any event within thirty (30) days after any Credit Party knows or has reason(f) to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from (including under Section 4062(e) of ERISA), or the termination, Reorganization or Insolvency of, any Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or any Credit Party, any Commonly Controlled Entity or any Multiemployer Plan, with respect to the withdrawal from (including under Section 4062(e) of ERISA), or the termination, Reorganization or Insolvency of, any Plan, in each case which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; promptly, any notice of any violation received by any Credit Party from any Governmental(g) Authority including, without limitation, any notice of violation of Environmental Laws which could reasonably be expected to have a Material Adverse Effect; promptly, but in any event within ten (10) Business Days after obtaining knowledge thereof, any(h) change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification; and promptly, any other development or event which could reasonably be expected to have a Material(i) Adverse Effect. Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Credit Parties propose to take with respect thereto. In the case of any notice of a Default or Event of Default, the Borrower shall specify that such notice is a Default or Event of Default notice on the face thereof. -100- Environmental Laws.Section 5.8 Except as could not reasonably be expected, either individually or in the aggregate, to have a(a) Material Adverse Effect, comply with all applicable Environmental Laws and obtain and comply with and maintain any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws; Except as could not reasonably be expected, either individually or in the aggregate, to have a(b) Material Adverse Effect, conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings; and Defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their(c) respective employees, agents, officers and directors and affiliates, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Credit Parties or any of their Restricted Subsidiaries or the Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney’s and consultant’s fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this paragraph shall survive repayment of the Credit Party Obligations and all other amounts payable hereunder and termination of the Commitments and the Credit Documents. Financial Covenant.Section 5.9 Solely with respect to the Revolving Facility, if, and only if, on the last day of any Reference Period (beginning with the fiscal quarter ending on or about December 31, 2019), the sum of the aggregate principal amount of outstanding Revolving Loans and the aggregate face amount of Letters of Credit (excluding (a) undrawn Letters of Credit in an aggregate face amount up to $12 million and (b) Letters of Credit (whether drawn or undrawn) to the extent reimbursed or Cash Collateralized) outstanding on such date (without giving pro forma effect to any incurrence of any Revolving Loans or issuance of Letters of Credit after such date) exceeds 35% of the aggregate amount of all Revolving Commitments under the Revolving Facility at such time (including as a result of any Revolving Facility Increase), then the First Lien Net Leverage Ratio, as of the last day of such Reference Period, shall not be greater than 5.75 to 1.00 (the “Financial Covenant”) . Additional Guarantors.Section 5.10 The Credit Parties will cause each of their Restricted Subsidiaries that are not Excluded Subsidiaries, whether newly formed, after acquired or otherwise existing (including by reason of redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary that is not otherwise an Excluded Subsidiary or any Restricted Subsidiary ceasing to be an Excluded Subsidiary) to promptly (and in any event within thirty (30) days after such Restricted Subsidiary is formed, acquired or redesignated or otherwise ceases to be an Excluded Subsidiary (or such longer period of time as agreed to by the Administrative Agent in its reasonable discretion)) become a Guarantor hereunder by way of execution of a Joinder Agreement. In connection therewith, the Credit Parties shall give notice to the Administrative Agent not less than ten (10) days prior to creating a Restricted Subsidiary (or such shorter period of time as agreed to by the Administrative Agent in its reasonable discretion), or acquiring the Equity Interests of any other Person. The Credit Party Obligations shall be secured by, among other things, a first priority perfected security interest in the Collateral of such new Guarantor and a pledge of 100% of the Equity Interests of such new Guarantor and its Subsidiaries (other than any Subsidiary that is a CFC or FSHCO) and 65% of the voting Equity Interests and 100% of any non-voting Equity Interests of its first-tier Subsidiaries that are CFCs or FSHCOs. In connection with the foregoing, the Credit Parties shall deliver to the Administrative Agent, with respect to each new Guarantor to the extent applicable, substantially the same documentation required pursuant to Sections 4.1(b) through (f), (j), Section 5.12 and such other documents or agreements as the Administrative Agent may reasonably request. The Credit -101- Parties will take all actions necessary to designate a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary in accordance with Section 1.7. Compliance with Law.Section 5.11 Comply with all Requirements of Law and orders (including Environmental Laws), and all applicable restrictions imposed by all Governmental Authorities, applicable to it and the Collateral if noncompliance with any such Requirements of Law, order or restriction could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Pledged Assets.Section 5.12 Equity Interests. Each Credit Party will cause 100% of the Equity Interests in each of its direct or(a) indirect Subsidiaries (other than any Subsidiaries that are CFCs or FSHCOs) and 65% of the voting Equity Interests and 100% of any non-voting Equity Interests of its first-tier Subsidiaries that are CFCs or FSHCOs, in each case to the extent owned by such Credit Party, to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent pursuant to the terms and conditions of the Security Documents or such other security documents as the Administrative Agent shall reasonably request (subject to Burger King Rights and the Popeyes Rights). Personal Property. Subject to the terms of subsection (c) below, and any other exclusions set forth(b) in the Security Documents or this Agreement, each Credit Party will cause all of its tangible and intangible personal property and assets (other than real property leases and Franchise Agreements) now owned or hereafter acquired by it to be subject at all times to a first priority, perfected Lien (subject to Permitted Liens) in favor of the Administrative Agent for the benefit of the Secured Parties to secure the Credit Party Obligations pursuant to the terms and conditions of the Security Documents or such other security documents as the Administrative Agent shall reasonably request. Each Credit Party shall, and shall cause each of its Restricted Subsidiaries to, adhere to the covenants set forth in the Security Documents. Notwithstanding the foregoing to the contrary, no Credit Party will be required to perfect the Administrative Agent’s Lien on any deposit account, securities account or commodity accounts pursuant to a control agreement. Real Property. If the aggregate Fair Market Value of all fee-owned real property, other than the(c) Excluded Real Property, consisting of restaurants that have been in operation for at least eighteen (18) months or that have been owned by any of the Credit Parties or their respective Restricted Subsidiaries for at least eighteen (18) months, as applicable, (the “Development Period”) (the “Subject Properties”) exceeds $15,000,000 then each Credit Party shall cause those Subject Properties to be subject to a first priority, perfected Lien (subject in each case to Permitted Liens) in favor of the Administrative Agent and within ninety (90) days (as such time period may be extended by the Administrative Agent in its sole discretion) deliver a Mortgage Instrument with respect to those Subject Properties and such other documentation as the Administrative Agent may reasonably request, including, without limitation, lender’s title insurance policies, life-of-loan flood hazard determinations and evidence of insurance, surveys, zoning letters, environmental reports and opinions of counsel, all in form and substance reasonably satisfactory to the Administrative Agent; provided that in the event such threshold is exceeded, the Borrower may choose which Subject Properties shall become subject to such first priority, perfected Liens, upon reasonable approval by the Administrative Agent; provided, further, that, after giving effect thereto, the aggregate Fair Market Value of all remaining Subject Properties that will not be subject to such first priority, perfected Lien shall be less than or equal to $15,000,000. Leases and Other Agreements. Each Credit Party shall timely and fully pay and perform its(d) obligations under all leases and other agreements with respect to each leased location or public warehouse where any Collateral is or may be located expect where the failure to pay or perform could not reasonably be expected to have a Material Adverse Effect. -102-

[Reserved].Section 5.13 Further Assurances and Post-Closing Covenants.Section 5.14 Public/Private Designation. The Credit Parties will cooperate with the Administrative Agent in(a) connection with the publication of certain materials and/or information provided by or on behalf of the Credit Parties to the Administrative Agent and Lenders (collectively, “Information Materials”) and will designate Information Materials (i) that are either available to the public or not material with respect to the Credit Parties and their Subsidiaries or any of their respective securities for purposes of United States federal and state securities laws, as “Public Information” and (ii) that are not Public Information as “Private Information.” Additional Information. The Credit Parties shall provide such information regarding the(b) operations, business affairs and financial condition of the Credit Parties and their Restricted Subsidiaries as the Administrative Agent or any Lender may reasonably request. Visits and Inspections. The Credit Parties shall permit representatives of the Administrative Agent(c) or any Lender, from time to time upon prior reasonable notice and at such times during normal business hours, to visit and inspect its properties (including the Collateral); inspect, audit and make extracts from its books, records and files; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent or any Lender may do any of the foregoing at any time without advance notice. Further Assurances. Upon the reasonable request of the Administrative Agent, promptly perform(d) or cause to be performed any and all acts and execute or cause to be executed any and all documents for filing under the provisions of the UCC or any other Requirement of Law which are necessary or advisable to maintain in favor of the Administrative Agent, for the benefit of the Secured Parties, Liens on the Collateral that are duly perfected in accordance with the requirements of, or the obligations of the Credit Parties under, the Credit Documents and all applicable Requirements of Law. Post-Closing Covenants.(e) Real Property Collateral. Subject to Section 5.12(c), for any Subject Property, within ninety (90)(i) days after the Closing Date, (or such longer period of time as agreed to by the Administrative Agent in its sole discretion), the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent: fully executed and notarized Mortgage Instruments encumbering the Mortgaged(A) Properties as to properties owned by the Credit Parties; evidence as to (1) whether any Mortgaged Property is a Flood Hazard Property and (2) if(B) any Mortgaged Property is a Flood Hazard Property, (x) whether the community in which such Mortgaged Property is located is participating in the National Flood Insurance Program, (y) the applicable Credit Party’s written acknowledgment of receipt of written notification from the Administrative Agent (I) as to the fact that such Mortgaged Property is a Flood Hazard Property and (II) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (z) copies of insurance policies or certificates of insurance of the Credit Parties and their Restricted Subsidiaries evidencing flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and otherwise reasonably satisfactory to the Administrative Agent and naming the Administrative Agent as a lenders’ loss payee on behalf of the Lenders; maps or plats of an as-built survey of the sites of the Mortgaged Properties; it being(C) agreed that the surveys in existence on the Closing Date and provided to the Administrative Agent pursuant -103- to the terms of this clause (C) (along with a certificate of a Responsible Officer of the Borrower reasonably acceptable to the Administrative Agent) are satisfactory; an environmental questionnaire executed by a Responsible Officer of the Borrower with(D) respect to all owned Mortgaged Properties, along with third-party environmental reviews of all owned Mortgaged Properties, including but not limited to Phase I environmental assessments; it being agreed that the Phase I environmental assessments in existence on the Closing Date and provided to the Administrative Agent pursuant to the terms of this clause (D) are satisfactory; to the extent requested by the Administrative Agent, opinions of counsel to the Credit(E) Parties for each jurisdiction in which the Mortgaged Properties are located; to the extent available, zoning letters from each municipality or other Governmental(F) Authority for each jurisdiction in which the Mortgaged Properties are located; and copies of insurance policies or certificates and endorsements of insurance evidencing(G) liability, casualty, property and business interruption insurance meeting the requirements set forth herein or in the Security Documents and satisfying the conditions of Section 4.1(f) herein. Notwithstanding anything contained in this Agreement to the contrary, no Mortgage Instrument shall be executed and delivered with respect to any real property until the date that is the earlier of (x) twenty (20) Business Days after the Designated Lender has received a life of loan flood zone determination and evidence of flood insurance required by Section 5.5(b) hereof or (y) the date the Administrative Agent receives confirmation from the Designated Lender that the Designated Lender’s flood insurance due diligence and flood insurance compliance has been completed to its satisfaction. New Restaurants; Franchise Agreements.Section 5.15 Provide the Administrative Agent, as of the end of each fiscal quarter (beginning with the Second Quarter of 2019), notice of the acquisition, lease or construction (or binding commitment to construct) of any new Restaurant by the Borrower or any Restricted Subsidiary (other than Restaurants acquired in the Cambridge Acquisition). The Borrower shall cause to be delivered to the Administrative Agent, promptly upon request by the Administrative Agent or any Lender, a copy of any Franchise Agreement or Lease with respect to any Restaurant. Use of Proceeds.Section 5.16 The proceeds of the Extensions of Credit shall be used by the Borrower solely (a) to refinance(a) certain existing Indebtedness of the Borrower, the Credit Parties and their respective Subsidiaries (including the repayment of outstanding principal amounts, accrued and unpaid interest thereon and obligations with respect thereto), (b) to pay any costs, fees and expenses associated with the Transactions on the Closing Date, and (c) with respect to the Extensions of Credit of Revolving Loans only, to finance ongoing working capital and other general corporate purposes of the Borrower and their Restricted Subsidiaries, including, without limitation, permitted acquisitions and required capital expenditures under development agreements (including, without limitation, those with Burger King Corporation and Popeyes Louisiana Kitchen, Inc.). The Borrower shall use the proceeds of any Incremental Term Loan and any Revolving Facility(b) Increase as permitted pursuant to Section 2.22, as applicable. Compliance with Material Contracts.Section 5.17 Comply in all respects with, and maintain in full force and effect, each Material Contract, except as could not reasonably be expected to have a Material Adverse Effect. -104- Maintenance of Consents, Approvals, Licenses and Permits.Section 5.18 Maintain, in full force and effect in all material respects, each and every material license, permit, certification, qualification, approval or franchise issued by any Governmental Authority required for each Credit Party to conduct its respective businesses as presently conducted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. Compliance with ERISA.Section 5.19 In addition to and without limiting the generality of Section 5.11, (a) except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) comply with applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans, (ii) not take any action or fail to take action the result of which could reasonably be expected to result in a liability to the PBGC or to a Multiemployer Plan, (iii) not participate in any prohibited transaction that could result in any civil penalty under ERISA or tax under the Code and (iv) operate each Employee Benefit Plan in such a manner that will not incur any tax liability under Section 4980B of the Code or any liability to any qualified beneficiary as defined in Section 4980B of the Code and (b) furnish to the Administrative Agent upon the Administrative Agent’s request such additional information about any Employee Benefit Plan as may be reasonably requested by the Administrative Agent. Maintenance of Debt Ratings.Section 5.20 Use commercially reasonable efforts to maintain all Debt Ratings. Patriot Act, etc.Section 5.21 Promptly upon the request thereof, such other information and documentation required by bank regulatory authorities under applicable Anti-Money Laundering Laws (including, without limitation, any applicable “know your customer” rules and regulations, the Beneficial Ownership Regulation and the PATRIOT Act), as from time to time reasonably requested by the Administrative Agent or any Lender. PPP IndebtednessSection 5.22 Deliver to the Administrative Agent, (i) promptly following the incurrence thereof, notice(a) of the incurrence of any PPP Indebtedness and copies of the definitive loan documents evidencing such PPP Indebtedness, (ii) promptly upon, and in any event within five (5) Business Days of a Responsible Officer of any Credit Party becoming aware of, the occurrence (or alleged occurrence) of any default or event of default with respect to any PPP Indebtedness, a written notice setting forth the details of such default or event of default and the action that the applicable Credit Parties have taken and propose to take with respect thereto, (iii) promptly following the forgiveness or repayment of any PPP Indebtedness, notice of such forgiveness or repayment and (iv) promptly following any request therefor, such other information requested by the Administrative Agent with respect to the PPP Indebtedness (including, without limitation, the use of the proceeds thereof and the status of the forgiveness thereof). To the extent any Credit Party incurs PPP Indebtedness, comply in all material respects(b) with all requirements of the CARES Act applicable to such PPP Indebtedness, in each case solely to the extent satisfaction of such requirements does not otherwise cause, directly or indirectly, a Default or Event of Default under the Credit Documents to occur, or otherwise cause a breach of the terms of the Credit Documents to arise. -105- ARTICLE VI NEGATIVE COVENANTS Each of the Credit Parties hereby covenants and agrees that on the Closing Date, and thereafter (a) for so long as this Agreement is in effect, (b) until the Commitments have terminated and (c) the Credit Party Obligations and all other amounts owing to the Administrative Agent or any Lender hereunder are paid in full in cash, that: Indebtedness.Section 6.1 No Credit Party will, nor will it permit any Restricted Subsidiary to, contract, create, incur, assume or permit to exist any Indebtedness, except for the following: Indebtedness arising or existing under this Agreement and the other Credit Documents;(a) Indebtedness of the Credit Parties and their Restricted Subsidiaries existing as of the Closing Date(b) and set out more specifically in Schedule 6.1(b) hereto and any renewals, refinancings or extensions thereof in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension and the terms of any such renewal, refinancing or extension are not less favorable in any material respect to the obligor thereunder, including, without limitation, any Permitted Refinancing Indebtedness in respect thereof; Indebtedness of the Credit Parties and their Restricted Subsidiaries incurred after the Closing Date (i)(c) consisting of Capital Leases or Indebtedness incurred to provide all or a portion of the purchase price or cost of construction of an asset (“Purchase Money Indebtedness”); provided that (1) such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such asset; (2) no such Indebtedness shall be renewed, refinanced or extended for a principal amount in excess of the principal balance outstanding thereon at the time of such renewal, refinancing or extension; and (3) the total amount of all such Indebtedness shall not exceed the greater of (i) $27,000,000 and (ii) 20% of Consolidated EBITDA as of the most recently completed Reference Period, at any time outstanding and (ii) any Permitted Refinancing Indebtedness in respect thereof; Unsecured intercompany Indebtedness among the Credit Parties;(d) Indebtedness and obligations owing under (i) Bank Products and (ii) other Hedging Agreements(e) entered into in the ordinary course of business in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes; Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary of a(f) Credit Party in a transaction permitted hereunder in an aggregate principal amount not to exceed $10,000,000 for all such Persons; provided that any such Indebtedness was not created in anticipation of or in connection with the transaction or series of transactions pursuant to which such Person became a Restricted Subsidiary of a Credit Party; [reserved];(g) Guaranty Obligations in respect of Indebtedness of a Credit Party to the extent such Indebtedness(h) is permitted to exist or be incurred pursuant to this Section; [reserved];(i) other Indebtedness of Credit Parties in an aggregate amount not to exceed the greater of (i)(j) $20,000,000 and (ii) 15% of Consolidated EBITDA as of the most recently completed Reference Period; [reserved];(k) [reserved];(l) -106-

secured indebtedness of the Credit Parties; provided that (i) in the case of any Indebtedness(m) secured by the Collateral on a pari passu basis with the Senior Credit Facilities, the First Lien Net Leverage Ratio, calculated on a Pro Forma Basis as of the most recently completed Reference Period, is not greater than 3.00 to 1.00 (such indebtedness, “First Lien Ratio Debt”) and (ii) in the case of Indebtedness secured by the Collateral incurred on a junior lien basis to the Term Loan Facility, the Secured Net Leverage Ratio, calculated on a Pro Forma Basis as of the most recently completed Reference Period, is not greater than the 4.25 to 1.00 (such indebtedness, “Junior Secured Ratio Debt”; together with the First Lien Ratio Debt, the “Secured Ratio Debt”); provided, further, that, in each case, (1) no Event of Default has occurred and is continuing after giving effect to such incurrence and the application of proceeds thereof; provided that, in the case of a Limited Condition Acquisition, this clause (m) is subject to the provisions of Section 1.6, (2) any such Secured Ratio Debt shall have a maturity date no sooner than the Term Loan Maturity Date and any such Secured Ratio Debt shall have a weighted average life to maturity no shorter than the remaining weighted average life to maturity of the last maturing Term Loans (determined, in each case, at the time such Secured Ratio Debt is incurred), (3) such Indebtedness shall not be guaranteed by any guarantors that do not guarantee the Senior Credit Facilities and shall not be secured by any Collateral not securing the Senior Credit Facilities, (4) in the case of First Lien Ratio Debt in the form of term loans only, such Indebtedness shall be subject to the requirements of Section 2.22(c)(i) as if applicable thereto and (5) such Secured Ratio Debt shall be subject to an Acceptable Intercreditor Agreement. unsecured, senior subordinated or subordinated indebtedness, or other indebtedness not secured by(n) all or any portion of the Collateral (such indebtedness, “Unsecured Ratio Debt”; together with the Secured Ratio Debt, “Ratio Debt”); provided that (1) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the most recently completed Reference Period, is not greater than 4.75 to 1.00, (2) no Event of Default has occurred and is continuing after giving effect to such incurrence and the application of proceeds thereof; provided that, in the case of a Limited Condition Acquisition, this clause (2) is subject to the provisions of Section 1.6, and (3) any such Unsecured Ratio Debt shall have a maturity date no sooner than the Term Loan Maturity Date and any such Unsecured Ratio Debt shall have a weighted average life to maturity no shorter than the remaining weighted average life to maturity of the last maturing Term Loans (determined, in each case, at the time such Unsecured Ratio Debt is incurred); provided, further, that the aggregate principal amount of Unsecured Ratio Debt for all Non-Guarantor Subsidiaries shall not exceed $20,000,000; Indebtedness in an amount not greater than the Free and Clear Incremental Amount not the(o) utilized; provided that (1) the requirements of Section 2.22(b)(i) or (b)(ii), as applicable, are satisfied and (2) in the case of Indebtedness in the form of term loans secured on a pari passu lien basis with the Term Loan Facility, it shall be subject to the provisions of Section 2.22(c) as if applicable thereto; Incremental Equivalent Debt and any Permitted Refinancing Indebtedness in respect thereof;(p) Refinancing Equivalent Debt and any Permitted Refinancing Indebtedness in respect thereof;(q) PPP Indebtedness.(r) For purposes of determining compliance with this Section 6.1, (x) Indebtedness need not be permitted solely by reference to one category of permitted Indebtedness described in this Section 6.1, but may be permitted in part under any combination thereof, (y) in the event that an item of Indebtedness (or any portion thereof) meets the criteria of more than one of the categories of permitted Indebtedness entitled to be incurred under this Section 6.1, the Borrower in its sole discretion, will classify and may later, upon written notice to the Administrative Agent, divide, classify and reclassify such item of permitted Indebtedness (or any portion thereof) in a manner that complies with this Section 6.1, and (z) the Borrower will only be required to include the amount and type of such item of Indebtedness (or any portion thereof) in one of the above clauses. Liens.Section 6.2 The Credit Parties will not, nor will they permit any Restricted Subsidiary to, contract, create, incur, assume or permit to exist any Lien with respect to any of their respective property or assets of any kind (whether real or -107- personal, tangible or intangible), whether now owned or hereafter acquired, except for the following (the “Permitted Liens”): Liens created by or otherwise existing under or in connection with this Agreement or the other(a) Credit Documents in favor of the Administrative Agent on behalf of the Secured Parties; Liens in favor of a Bank Product Provider in connection with a Bank Product; provided that such(b) Liens shall secure the Credit Party Obligations on a pari passu basis; Liens securing Purchase Money Indebtedness and Capital Lease Obligations (including Liens(c) incurred, assumed or suffered to exist in connection with any Permitted Refinancing Indebtedness permitted pursuant to Section 6.1(c)); to the extent permitted under Section 6.1(c); provided that (i) any such Lien attaches to such property concurrently with or within thirty (30) days after the acquisition thereof and (ii) such Lien attaches solely to the property so acquired in such transaction; Liens for taxes, assessments, charges or other governmental levies not yet due or as to which the(d) period of grace, if any, related thereto has not expired or which are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect to such contested amounts are maintained on the books of any Credit Party or its Restricted Subsidiaries, as the case may be, in conformity with GAAP; statutory Liens such as carriers’, warehousemen’s, mechanics’, materialmen’s, landlords’,(e) repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than thirty (30) days or which are being contested in good faith by appropriate proceedings; pledges or deposits in connection with workers’ compensation, unemployment insurance and other(f) social security legislation (other than any Lien imposed by ERISA) and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in an aggregate amount not to exceed $500,000; deposits to secure the performance of bids, trade contracts (other than for borrowed money),(g) leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; easements, rights of way, restrictions and other similar encumbrances affecting real property(h) which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; Liens existing on the Closing Date and set forth on Schedule 1.1(b) (including Liens incurred,(i) assumed or suffered to exist in connection with any Permitted Refinancing Indebtedness permitted pursuant to Section 6.1(a)); provided that (i) no such Lien shall at any time be extended to cover property or assets other than the property or assets subject thereto on the Closing Date and improvements thereon and (ii) the principal amount of the Indebtedness secured by such Lien shall not be extended, renewed, refunded or refinanced (except as set forth in Section 6.2(j)); any refinancing, extension, renewal or replacement (or successive extensions, renewals or(j) replacements), in whole or in part, of any Lien referred to in this definition (other than Liens set forth on Schedule 1.1(b)); provided that such refinancing, extension, renewal or replacement Lien shall be limited to all or a part of the property which secured the Lien so refinanced, extended, renewed or replaced (plus improvements on such property); Liens arising in the ordinary course of business by virtue of any contractual, statutory or common(k) law provision relating to banker’s Liens, rights of set-off or similar rights and remedies covering deposit or securities accounts (including funds or other assets credited thereto) or other funds maintained with a depository institution or securities intermediary; -108- any zoning, building or similar laws or rights reserved to or vested in any Governmental Authority;(l) restrictions on transfers of securities imposed by applicable Securities Laws;(m) Liens arising out of judgments or awards not resulting in an Event of Default;(n) Liens on the property of a Person existing at the time such Person becomes a Restricted Subsidiary(o) of a Credit Party in a transaction permitted hereunder securing Indebtedness in an aggregate principal amount not to exceed $10,000,000 for all such Persons; provided, however, that any such Lien may not extend to any other property of any Credit Party or any other Restricted Subsidiary that is not a Restricted Subsidiary of such Person; provided, further, that any such Lien was not created in anticipation of or in connection with the transaction or series of transactions pursuant to which such Person became a Restricted Subsidiary of a Credit Party; any interest or title of a lessor, licensor or sublessor under any lease, license or sublease entered(p) into by any Credit Party or any Restricted Subsidiary thereof in the ordinary course of its business and covering only the assets so leased, licensed or subleased; Liens in favor of the Administrative Agent and/or Issuing Lender to Cash Collateralize or(q) otherwise secure the obligations of a Defaulting Lender to fund risk participations hereunder; assignments of insurance or condemnation proceeds provided to landlords (or their mortgagees)(r) pursuant to the terms of any lease and Liens or rights reserved in any lease for rent or for compliance with the terms of such lease; [reserved];(s) the Burger King Rights and the Popeyes Rights;(t) additional Liens so long as the amount of Indebtedness and other obligations secured thereby does(u) not exceed the greater of (i) $20,000,000 and (ii) 15% of Consolidated EBITDA as of the most recently completed Reference Period; and lien securing Indebtedness permitted under Section 6.1(m), (o) and (p), subject to all limitations(v) provided therein. Notwithstanding the foregoing, if a Credit Party shall grant a Lien on any of its assets in violation of this Section, then it shall be deemed to have simultaneously granted an equal and ratable Lien on any such assets in favor of the Administrative Agent for the ratable benefit of the Secured Parties, to the extent such Lien has not already been granted to the Administrative Agent. Notwithstanding the foregoing, no liens on any fee-owned real property during each such property’s Development Period shall be granted, unless such Liens are nonconsensual and arise by operation of law. For purposes of determining compliance with this Section 6.2, (x) Liens need not be permitted solely by reference to one category of permitted Liens described in this Section 6.2, but may be permitted in part under any combination thereof, (y) in the event that any Liens (or any portion thereof) meets the criteria of more than one of the categories of permitted Liens entitled to be incurred under this Section 6.2, the Borrower in its sole discretion, will classify and may later, upon written notice to the Administrative Agent, divide, classify and reclassify such item of permitted Indebtedness (or any portion thereof) in a manner that complies with this Section 6.2, and (z) the Borrower will only be required to include the amount and type of such Lien (or any portion thereof) in one of the above clauses. -109- Nature of Business.Section 6.3 No Credit Party will, nor will it permit any Restricted Subsidiary to, alter the character of its business in any material respect from that conducted as of the Closing Date. Fundamental Changes; Consolidation, Merger, Sale or Purchase of Assets.Section 6.4 The Credit Parties will not, nor will they permit any Restricted Subsidiary to, dissolve, liquidate or wind up its affairs, or sell, transfer, lease or otherwise dispose of its property(a) or assets (each a “Disposition”) or agree to do so at a future time, except the following, without duplication, shall be expressly permitted: (A) the sale, transfer, lease or other disposition of inventory and materials in the(i) ordinary course of business, (B) the conversion of cash into Cash Equivalents and Cash Equivalents into cash, and (C) non-exclusive licenses and sublicenses (and terminations thereof) of Intellectual Property rights (other than Franchise Agreements) in the ordinary course of business not interfering, individually or in the aggregate, in any material respect with the conduct of the business of the Borrower and its Subsidiaries; the sale, transfer or other disposition of property or assets to an unrelated party(ii) not in the ordinary course of business where and to the extent that they are the result of a Recovery Event; to the extent Net Cash Proceeds from such Recovery Event are reinvested or used to make mandatory prepayments pursuant to Section 2.7(b)(iv); the sale, lease, transfer or other disposition of machinery, parts and equipment no(iii) longer used or useful in the conduct of the business of the Credit Parties or any of their Restricted Subsidiaries; the sale, lease or transfer of property or assets from one Credit Party to another(iv) Credit Party or the dissolution, liquidation or winding up of any Credit Party (other than the Borrower) to the extent any and all assets of such Credit Party are distributed to another Credit Party; the termination of any Hedging Agreement;(v) the sale, lease, transfer, closure or other disposition of Restaurants, the(vi) termination or non-renewal of leases and Franchise Agreements or the subletting of Restaurants, in each case as determined to be prudent in the reasonable judgment of the senior officers of the Borrower; Sale Leaseback transactions to the extent permitted under Section 6.12;(vii) the sale, lease or transfer of property or assets not to exceed $2,500,000 in the(viii) aggregate in any fiscal year; [reserved];(ix) Permitted Investments, Permitted Liens and Restricted Payments permitted under(x) Section 6.10; dispositions of non-core assets acquired in connection with any Permitted(xi) Acquisition or Investment permitted hereunder (including, as necessary to obtain the approval of any applicable antitrust authority) which, within 60 days of the date of the applicable Permitted -110-

Acquisition or Permitted Investment are designated in writing to the Administrative Agent as being held for sale and not for the continued operation of the Borrower or any of its Restricted Subsidiaries or any of their respective businesses; dispositions not otherwise permitted by this Section 6.4, subject to compliance(xii) with Section 2.7 and the provisions below; and any disposition of Investments in joint ventures to the extent required by, or(xiii) made pursuant to buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements; provided that (A) after giving effect to any Disposition pursuant to clause (vii) above, the Credit Parties shall be in compliance on a Pro Forma Basis with the financial covenant set forth in Section 5.9 hereof, recalculated for the most recently ended fiscal quarter for which information is available (whether or not then in effect), (B) with respect to clauses (ii), (iii), (vi), (vii), (viii), (xi) and (xii) above, no Default or Event of Default shall exist or shall result therefrom and (C) with respect to clauses (ii), (iii), (vi), (vii), (viii) and (xii) above, such Disposition is made for no less than the Fair Market Value and, at least 75% of the consideration received therefor by the Credit Parties or any such Restricted Subsidiary that is in excess of $5,000,000 shall be in the form of cash or Cash Equivalents, assets used in the business or capital stock; provided that solely for purposes of this clause (C) and for no other purpose the amount of following items shall be deemed to be cash: any liabilities (as reflected on the Borrower’s most recent consolidated balance sheet or in the(i) footnotes thereto, or if incurred or accrued subsequent to the date of such balance sheet, such liabilities that would have been reflected on the Borrower’s consolidated balance sheet or in the footnotes thereto if such incurrence or accrual had taken place on or prior to the date of such consolidated balance sheet, as determined in good faith by the Borrower) of the Borrower, other than liabilities that are by their terms subordinated to the prior payment in full in cash of the Obligations or that are owed to the Borrower or its Restricted Subsidiaries, that are assumed by the transferee of any such assets (or are otherwise extinguished in connection with the transactions relating to such Disposition) and for which the Borrower and all such Restricted Subsidiaries have been validly released and indemnified by all applicable creditors in writing; any securities, notes or other obligations or assets received by the Borrower or such Restricted(ii) Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash or Cash Equivalents, or by their terms are required to be satisfied for cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received), in each case, within 180 days following the closing of such Disposition; Indebtedness (other than liabilities that are by their terms subordinated to the prior payment in full(iii) in cash of the Obligations or that are owed to the Borrower or any of its Restricted Subsidiaries) that are of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Disposition, to the extent that the Borrower and all Restricted Subsidiaries have been validly released from any Guaranty of payment of, or other recourse with respect to, such Indebtedness in connection with such Disposition; and any Designated Non-Cash Consideration received by the Borrower or such Restricted Subsidiary(iv) in such Disposition having an aggregate Fair Market Value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (iv) that is at that time outstanding, not to exceed 2.5% of Consolidated Total Assets at the time of the receipt of such Designated Non-Cash Consideration, with the Fair Market Value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value; -111- provided, further, that with respect to sales of assets permitted hereunder only, the Administrative Agent shall, without the consent of any Lender, release its Liens relating to the particular assets sold; or (i) purchase, lease or otherwise acquire (in a single transaction or a series of related transactions)(b) the property or assets of any Person, other than (A) Permitted Acquisitions, (B) the lease or acquisition of real property in connection with Permitted Construction Transactions, (C) except as otherwise limited or prohibited herein, purchases or other acquisitions of inventory, materials, property and equipment in the ordinary course of business and (D) Investments permitted by Section 6.5 or (ii) enter into any transaction of merger or consolidation, except for (A) Investments or acquisitions permitted pursuant to Section 6.5 so long as the Credit Party subject to such merger or consolidation is the surviving entity, (B) (y) the merger or consolidation of a Restricted Subsidiary that is not a Credit Party with and into a Credit Party; provided that such Credit Party will be the surviving entity and (z) the merger or consolidation of a Credit Party with and into another Credit Party; provided that if the Borrower is a party thereto, the Borrower will be the surviving corporation, and (C) the merger or consolidation of a Restricted Subsidiary that is not a Credit Party with and into another Restricted Subsidiary that is not a Credit Party. Advances, Investments and Loans.Section 6.5 The Credit Parties will not, nor will they permit any Restricted Subsidiary to, make any Investment or contract to make any Investment except for the following (the “Permitted Investments”): cash and Cash Equivalents;(a) Investments existing as of the Closing Date as set forth on Schedule 1.1(a) (which shall include(b) new Restaurant development); receivables owing to the Credit Parties or any of their Restricted Subsidiaries or any receivables(c) and advances to suppliers, in each case if created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; Investments in and loans to any Credit Party;(d) loans and advances to officers, directors and employees in an aggregate amount not to exceed(e) $200,000 at any time outstanding; provided that such loans and advances shall comply with all applicable Requirements of Law (including Sarbanes-Oxley); Investments (including debt obligations) received in connection with the bankruptcy or(f) reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business; Permitted Acquisitions;(g) the construction or development of a new Restaurant; provided, however, that in each such case, at(h) the time such Credit Party enters into a contract obligating a Credit Party or any of its Restricted Subsidiaries to commence construction or development of a new Restaurant which obligates any Credit Party to pay greater than $250,000 in the aggregate (i) no Event of Default under Section 7.1(a) or (f) shall have occurred and be continuing or would exist after giving effect to the construction or development of the new Restaurant, and (ii) after giving effect to the construction or development of such new Restaurant on a Pro Forma Basis, the Credit Parties are in compliance with the financial covenant set forth in Section 5.9 (each such construction or development of a new Restaurant permitted pursuant to this clause (h) shall be referred to in this Agreement as a “Permitted Construction Transaction”); Bank Products to the extent permitted hereunder;(i) [reserved];(j) -112- additional loan advances and/or Investments of a nature not contemplated by the foregoing clauses(k) hereof; provided that such loans, advances and/or Investments made after the Closing Date pursuant to this clause shall not exceed an aggregate amount of $2,000,000 at any one time outstanding; additional Investments in an aggregate amount after the Seventh Amendment Effective Date not to(l) exceed the greater of (i) $50,000,000 and (ii) 40% of Consolidated EBITDA as of the most recently completed Reference Period (less any amount utilized under Sections 6.10(e) and 6.11(b)(iv)); Investments; provided that (i) the Total Net Leverage Ratio, calculated on a Pro Forma Basis and(m) as of the most recently completed Reference Period, is not greater than 3.00 to 1.00 and (ii) no Event of Default has occurred and is continuing (or would result therefrom); provided that, in the case of a Limited Condition Acquisition, this clause (ii) is subject to the provisions of Section 1.6; and other Investments made with any portion of the then unutilized Available Amount; provided that(n) no Event of Default shall have occurred and be continuing (or would result therefrom ) provided that, in the case of a Limited Condition Acquisition, this is subject to the provisions of Section 1.6. For purposes of determining compliance with this Section 6.5, (x) Investments need not be permitted solely by reference to one category of permitted Investments described in this Section 6.5, but may be permitted in part under any combination thereof, (y) in the event that an item of Indebtedness (or any portion thereof) meets the criteria of more than one of the categories of permitted Investments entitled to be incurred under this Section 6.5, the Borrower in its sole discretion, will classify and may later, upon written notice to the Administrative Agent, divide, classify and reclassify such permitted Investment (or any portion thereof) in a manner that complies with this Section 6.5, and (z) the Borrower will only be required to include the amount and type of such Investment (or any portion thereof) in one of the above clauses. Transactions with Affiliates.Section 6.6 The Credit Parties will not, nor will they permit any Restricted Subsidiary to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder or Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm’s-length transaction with a Person other than an officer, director, shareholder or Affiliate, other than (a) transactions solely between or among Credit Parties, (b) the Franchise Agreements, (c) transactions related to the Cambridge Acquisition (d) engage in certain transactions with Burger King Corporation and Popeyes Louisiana Kitchen, Inc. and take other actions or enter into such agreements, arrangements or transactions with Burger King Corporation or Popeyes Louisiana Kitchen, Inc., RBI and/or any of their respective Affiliates reasonably deemed necessary or advisable in the reasonable business judgment of the Credit Parties to own and operate Burger King Corporation franchises and Popeyes Louisiana Kitchen, Inc. franchises, (e) any Restricted Payment permitted by Section 6.10 and (f) leases and subleases with respect to the BK Leases or Popeyes Leases. Ownership of Subsidiaries; Restrictions.Section 6.7 The Credit Parties will not, nor will they permit any Restricted Subsidiary to, create, form or acquire any Subsidiaries, except for Domestic Subsidiaries that are joined as Additional Credit Parties as required by the terms hereof. The Credit Parties will not sell, transfer, pledge or otherwise dispose of any Equity Interests in any of their Subsidiaries, nor will they permit any of their Restricted Subsidiaries to issue, sell, transfer, pledge or otherwise dispose of any of their Equity Interests, except in a transaction permitted by Section 6.4. Corporate and Accounting Changes; Material Contracts.Section 6.8 No Credit Party will, nor will it permit any of its Restricted Subsidiaries to, (a) change its fiscal quarters or fiscal year, or (b) amend, modify or change its articles of incorporation, certificate of designation (or corporate charter or other similar organizational document) operating agreement or bylaws (or other similar document) in any respect materially adverse to the interests of the Lenders without the prior written consent of the Required Lenders. -113- No Credit Party shall (a) (i) except as permitted under Section 6.4, alter its legal existence or, in one transaction or a series of transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets, (ii) change its state of incorporation or organization, without providing thirty (30) days prior written notice to the Administrative Agent and without filing (or confirming that the Administrative Agent has filed) such financing statements and amendments to any previously filed financing statements as the Administrative Agent may require, or (iii) change its registered legal name, without providing thirty (30) days prior written notice to the Administrative Agent and without filing (or confirming that the Administrative Agent has filed) such financing statements and amendments to any previously filed financing statements as the Administrative Agent may require, (b) amend, modify, cancel or terminate or fail to renew or extend or permit the amendment, modification, cancellation or termination of any of its Material Contracts in any respect materially adverse to the interests of the Lenders without the prior written consent of the Required Lenders other than in accordance with the terms of such Material Contracts, (c) have more than one state of incorporation, organization or formation or (d) change its accounting method (except in accordance with GAAP) in any manner adverse to the interests of the Lenders without the prior written consent of the Required Lenders. Limitation on Certain Restricted Actions on Restricted Subsidiaries.Section 6.9 The Credit Parties will not, nor will they permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions to any Credit Party on its Equity Interests or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party, or (e) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof or amend or otherwise modify the Credit Documents, except (in respect of any of the matters referred to in clauses (a) through (d) above) for such encumbrances or restrictions existing under or by reason of (i) this Agreement and the other Credit Documents, (ii) applicable law, (iii) any document or instrument governing Indebtedness incurred pursuant to Section 6.1(c); provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, (iv) any Permitted Lien or any document or instrument governing any Permitted Lien; provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien or (v) the Burger King Rights and the Popeyes Rights. Restricted Payments.Section 6.10 The Credit Parties will not, nor will they permit any Restricted Subsidiary to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except: to make dividends payable solely in the same class of Equity Interests of such Person;(a) to make dividends or other distributions payable to the Credit Parties (directly or indirectly through(b) its Restricted Subsidiaries); [reserved];(c) so long as no Default or Event of Default has occurred and is continuing or would result therefrom(d) and (B) the Credit Parties are in compliance with the financial covenant set forth in Section 5.9 after giving effect to such Restricted Payment on a Pro Forma Basis, (i) to repurchase Equity Interests of the Borrower (including rights, options or warrants to acquire such Equity Interests) from employees of the Borrower or any of its Restricted Subsidiaries or their authorized representatives upon the death, disability or termination of employment of such employees; to make additional Restricted Payments in an aggregate amount after the Seventh Amendment(e) Effective Date not to exceed the greater of (i) $50,000,000 and (ii) 40% of Consolidated EBITDA as of the most recently completed Reference Period (less any amount utilized under Sections 6.5(l) and 6.11(b)(iv)); -114-

to make Restricted Payments; provided that (i) the Total Net Leverage Ratio, calculated on a Pro(f) Forma Basis and as of the most recently completed Reference Period, is not greater than 2.50 to 1.00 and (ii) no Event of Default has occurred and is continuing (or would result therefrom); to make regularly, quarterly dividends in amount not to exceed $5,000,000 per annum; provided(g) that no Event of Default has occurred and is continuing (or would result therefrom); and to make other Restricted Payments made with any portion of the then unutilized Available(h) Amount; provided that (i) no Event of Default shall have occurred and be continuing (or would result therefrom and (ii) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the most recently completed Reference Period, is not greater than 4.00 to 1.00.1.00). Payments and Amendments of Junior Debt.Section 6.11 The Credit Parties will not, nor will they permit any Restricted Subsidiary to: without the prior written consent of the Required Lenders, amend, modify, waive or extend or(a) permit the amendment, modification, waiver or extension of any term of any document governing or relating to any Junior Debt in a manner that is adverse to the interests of the Lenders (other than amendments, modifications or supplements that comply with the terms of Permitted Refinancing Indebtedness). cancel, forgive, make (directly or indirectly) any payment or prepayment or other distribution(b) (whether in cash, securities or other property) on, or purchase, redeem or acquire for value (including, without limitation, (x) by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due and (y) at the maturity thereof) or defease or otherwise satisfy prior to the scheduled maturity thereof, any Junior Debt (each, a “Restricted Junior Debt Payment”), except: from the proceeds of Permitted Refinancing Indebtedness;(i) payments of regularly scheduled interest, expenses and indemnities and payment of(ii) principal on the scheduled maturity date of any Junior Debt (other than any such payments prohibited by any subordination provisions applicable thereto); the conversion of any Junior Debt to Qualified Equity Interests of the Borrower;(iii) additional Restricted Junior Debt Payments in an aggregate amount after the Seventh(iv) Amendment Effective Date not to exceed the greater of (i) $50,000,000 and (ii) 40% of Consolidated EBITDA as of the most recently completed Reference Period (less any amount utilized under Sections 6.5(l) and 6.10(e)); Restricted Junior Debt Payments; provided that (i) the Total Net Leverage Ratio,(v) calculated on a Pro Forma Basis as of the most recently completed Reference Period, is not greater than 2.50 to 1.00 and (ii) no Event of Default has occurred and is continuing (or would result therefrom); other Restricted Junior Debt Payments made with any portion of the then unutilized(vi) Available Amount; provided that(i) no Event of Default shall have occurred and be continuing (or would result therefrom) and (ii) the Total Net Leverage Ratio, calculated on a Pro Forma Basis and as of the most recently completed Reference Period, is not greater than 4.00 to 1.00; Restricted Junior Debt Payments in respect of PPP Indebtedness permitted to be incurred(vii) hereunder. Prior to the Term Loan Maturity Date, to the extent any Refinancing Equivalent Debt is incurred,(c) (i) the Borrower will not, and will not permit its Restricted Subsidiaries to, prepay, repurchase, redeem or otherwise -115- defease or acquire any Refinancing Equivalent Debt unless the Borrower shall concurrently voluntarily prepay Term Loans pursuant to Section 2.7(a) on a pro rata basis among the Term Loans, in an amount not less than the product of (A) a fraction, the numerator of which is the aggregate principal amount (calculated on the face amount thereof) of such Refinancing Equivalent Debt that is proposed to be prepaid, repurchased, redeemed, defeased or acquired and the denominator of which is the aggregate principal amount (calculated on the face amount thereof) of all Refinancing Equivalent Debt then outstanding (prior to giving effect to such proposed prepayment, repurchase, redemption, defeasance or acquisition) and (B) the aggregate principal amount (calculated on the face amount thereof) of Term Loans then outstanding and (ii) the Borrower and its Restricted Subsidiaries will not waive, amend or modify the terms of any Refinancing Equivalent Debt or any indenture pursuant to which such Refinancing Equivalent Debt have been issued in any manner inconsistent with the terms of Section 2.23(b), Section 6.1(q), or that would result in an Event of Default hereunder if such Refinancing Equivalent Debt (as so amended or modified) were then being issued or incurred. Sale Leasebacks.Section 6.12 The Credit Parties will not, nor will they permit any Restricted Subsidiary to, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an operating lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which any Credit Party or any Restricted Subsidiary has sold or transferred or is to sell or transfer to a Person which is not a Credit Party or a Restricted Subsidiary of a Credit Party or (b) which any Credit Party or any Restricted Subsidiary of a Credit Party intends to use for substantially the same purpose as any other property which has been sold or is to be sold or transferred by a Credit Party or a Restricted Subsidiary of a Credit Party to another Person which is not a Credit Party or a Restricted Subsidiary of a Credit Party in connection with such lease (each a “Sale Leaseback”); provided that the Credit Parties may enter into Sale Leasebacks so long as (i) the Credit Parties are in compliance with the financial covenant set forth in Section 5.9 after giving effect to such Sale Leaseback on a Pro Forma Basis (only if required to be in compliance at such time) and (ii) the proceeds from such Sale Leaseback are applied in accordance with Section 2.7(b)(ii). No Further Negative Pledges.Section 6.13 The Credit Parties will not, nor will they permit any Restricted Subsidiary to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon any of their properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (a) pursuant to this Agreement and the other Credit Documents, (b) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 6.1(c); provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, (c) in connection with any Permitted Lien or any document or instrument governing any Permitted Lien; provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien. Compliance with OFAC Rules and Regulations and Sanctions and Compliance with Section 6.14 FCPA and Anti-Corruption Laws. None of the Credit Parties, nor any of their Subsidiaries or their respective Affiliates or the respective directors, officers or employees of the Credit Parties and any of their Subsidiaries shall be a Sanctioned Person or a Sanctioned Entity. None of the Credit Parties, nor any of their Subsidiaries or their respective Affiliates (on behalf of the Credit Parties or any of their Subsidiaries) or, to the knowledge of the Credit Parties or any of their Subsidiaries, the respective directors, officers or employees of the Credit Parties and any of their Subsidiaries (on behalf of the Credit Parties or any of their Subsidiaries) shall violate any applicable Sanctions in any material respect. The Borrower will not request any Extension of Credit, and the Borrower shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Extension of Credit, directly or indirectly, for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Entity, or in any manner that would result in -116- the violation of any Sanctions applicable to any party hereto. No Loan or Letter of Credit, use of proceeds or other transactions contemplated by this Agreement will violate Anti-Corruption Laws. ARTICLE VII EVENTS OF DEFAULT Events of Default.Section 7.1 An Event of Default shall exist upon the occurrence of any of the following specified events (each an “Event of Default”): Payment. (i) The Borrower shall fail to pay any principal on any Loan or Note when due (whether(a) at maturity, by reason of acceleration or otherwise) in accordance with the terms hereof or thereof; or (ii) the Borrower shall fail to reimburse the Issuing Lender for any LOC Obligations when due (whether at maturity, by reason of acceleration or otherwise) in accordance with the terms hereof; or (iii) the Borrower shall fail to provide LC Cash Collateral when required pursuant to Section 2.3(k); or (iv) the Borrower shall fail to pay any interest on any Loan or any fee or other amount payable hereunder when due (whether at maturity, by reason of acceleration or otherwise) in accordance with the terms hereof and such failure shall continue unremedied for five (5) days; or (v) or any Guarantor shall fail to pay on the Guaranty in respect of any of the foregoing or in respect of any other Guaranty Obligations hereunder (after giving effect to the grace period in clause (iv)); or Misrepresentation. Any representation or warranty made or deemed made herein, in the Security(b) Documents or in any of the other Credit Documents or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect, false or misleading in any material respect on or as of the date made or deemed made; or Covenant Default.(c) Any Credit Party shall fail to perform, comply with or observe any term, covenant or(i) agreement applicable to it contained in Sections 5.1, 5.2(b), 5.4 (to the extent such covenant requires that the Credit Parties and their Restricted Subsidiaries preserve, renew and keep in full force and effect their corporate or other formative existence), 5.7(a), 5.9, or Article VI hereof; provided that a breach of the Financial Covenant or any financial covenant under any Replacement Revolving Commitments will not constitute an Event of Default for purposes of the Term Loan Facility (or any other facility, other than the Revolving Facility), and the Lenders under the Term Loan Facility, any Incremental Term Loan or any other facility (other than the Revolving Facility) will not be permitted to exercise any remedies with respect to an uncured breach of the Financial Covenant until the date, if any, on which the commitments under the Revolving Facility have been terminated or the loans thereunder have been accelerated as a result of such breach; or Any Credit Party shall fail to comply with any other covenant contained in this Agreement(ii) or the other Credit Documents (other than as described in Section 7.1(a) or 7.1(c)(i) above) and, with respect to this clause (ii) only, such breach or failure to comply is not cured or waived within thirty (30) days after receipt by the Borrower of written notice thereof from the Administrative Agent; or Indebtedness Cross-Default. (i) Any Credit Party or any of its Restricted Subsidiaries shall default(d) in any payment of principal of or interest on any Indebtedness (other than the Loans, Reimbursement Obligations, the Guaranty and Hedging Agreements entered into in the ordinary course of business in order to manage existing or anticipated commodity price risks) in a principal amount outstanding of at least $10,000,000 for the Credit Parties and any of their Restricted Subsidiaries in the aggregate beyond any applicable grace period (not to exceed thirty (30) days), if any, provided in the instrument or agreement under which such Indebtedness was created; or (ii) any Credit Party or any of its Restricted Subsidiaries shall default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Loans, Reimbursement Obligations, the Guaranty -117- and Hedging Agreements entered into in the ordinary course of business in order to manage existing or anticipated commodity price risks) in a principal amount outstanding of at least $10,000,000 in the aggregate for the Credit Parties and their Restricted Subsidiaries or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or to be repurchased, prepaid, deferred or redeemed (automatically or otherwise); or (iii) any Credit Party or any of its Restricted Subsidiaries shall breach or default any Hedging Agreement that is a Bank Product; or Other Cross-Defaults. The Credit Parties or any of their Restricted Subsidiaries shall default in (i)(e) the payment when due under any Material Contract or (ii) the performance or observance, of any obligation or condition of any Material Contract and, in the case of this clause (ii) only, such failure to perform or observe such other obligation or condition continues unremedied for a period of thirty (30) days after notice of the occurrence of such default unless, but only as long as, the existence of any such default is being contested by the Credit Parties in good faith by appropriate proceedings and adequate reserves in respect thereof have been established on the books of the Credit Parties to the extent required by GAAP except where such default could not be reasonably expected to have a Material Adverse Effect; or Bankruptcy Default. (i) A Credit Party or any of its Restricted Subsidiaries shall commence any(f) case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or a Credit Party or any of its Restricted Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against a Credit Party or any of its Restricted Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against a Credit Party or any of its Restricted Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of their assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) a Credit Party or any of its Restricted Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) a Credit Party or any of its Restricted Subsidiaries shall generally not, or shall be unable to, or shall admit in writing their inability to, pay its debts as they become due; or Judgment Default. (i) One or more judgments or decrees shall be entered against a Credit Party or(g) any of its Restricted Subsidiaries involving in the aggregate a liability (to the extent not covered by insurance) of $10,000,000 or more and all such judgments or decrees shall not have been paid and satisfied, vacated, discharged, stayed or bonded pending appeal within the earlier of (A) thirty (30) days from the entry thereof or (B) the expiration of the period during which an appeal of such judgment or decree is permitted or (ii) any injunction, temporary restraining order or similar decree shall be issued against a Credit Party or any of its Restricted Subsidiaries that, individually or in the aggregate, could result in a Material Adverse Effect; or ERISA Default. The occurrence of any of the following to the extent it could reasonably be(h) expected to have a Material Adverse Effect: (i) Any Person shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Credit Parties or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion -118-

of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) a Credit Party, any of its Restricted Subsidiaries or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from (including under Section 4062(e) of ERISA), or the Insolvency or Reorganization of, any Plan or (vi) any other similar event or condition shall occur or exist with respect to a Plan; or Change of Control. There shall occur a Change of Control; or(i) Invalidity of Guaranty. At any time after the execution and delivery thereof, the Guaranty, for any(j) reason other than the satisfaction in full of all Credit Party Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void, or any Credit Party shall contest the validity, enforceability, perfection or priority of the Guaranty, any Credit Document, or any Lien granted thereunder in writing or deny in writing that it has any further liability, including with respect to future advances by the Lenders, under any Credit Document to which it is a party; or Invalidity of Credit Documents. Any Credit Document shall fail to be in full force and effect or to(k) give the Administrative Agent and/or the Lenders the security interests, liens, rights, powers, priority and privileges purported to be created thereby (except as such documents may be terminated or no longer in force and effect in accordance with the terms thereof, other than those indemnities and provisions which by their terms shall survive) or any Lien shall fail to be a first priority, perfected Lien on a material portion of the Collateral (but excluding deposit accounts, securities accounts and commodity accounts with respect to perfection by control); or Subordinated Debt. The subordination provisions contained in any Subordinated Debt shall cease(l) to be in full force and effect or shall cease to give the Lenders the rights, powers and privileges purported to be created thereby; or Classification as Senior Debt. The Credit Party Obligations shall cease to be classified as “Senior(m) Indebtedness,” “Designated Senior Indebtedness” or any similar designation under any Subordinated Debt instrument; or Uninsured Loss. Any uninsured damage to or loss, theft or destruction of any assets of the Credit(n) Parties or any of their Restricted Subsidiaries shall occur that is in excess of $10,000,000 (excluding customary deductible thresholds established in accordance with historical past practices). Franchise Agreements. There shall occur any default or defaults by any one or more Credit Parties(o) beyond the applicable grace period (if any) under any Franchise Agreement and such default or defaults, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Acceleration; Remedies.Section 7.2 Upon the occurrence and during the continuance of an Event of Default, then, and in any such event, (a) if such event is a Bankruptcy Event, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon), and all other amounts under the Credit Documents (including, without limitation, the maximum amount of all contingent liabilities under Letters of Credit) shall immediately become due and payable, and (b) if such event is any other Event of Default, any or all of the following actions may be taken: (i) with the written consent of the Required Lenders, the Administrative Agent may, or upon the written request of the Required Lenders (or if such Event of Default results solely from a breach of Section 5.9 that has not become an Event of Default with respect to the Term Loans pursuant to Section 7.1(c), the Required Revolving Lenders), the Administrative Agent shall, declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate, (ii) the Administrative Agent may, or upon the written request of the Required Lenders (or if such Event of Default results solely from a breach of Section 5.9 that has not become an Event of Default with respect to the Term Loans pursuant to Section 7.1(c), the Required Revolving Lenders), the Administrative Agent shall, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the -119- Notes to be due and payable forthwith and direct the Borrower to pay to the Administrative Agent Cash Collateral as security for the LOC Obligations for subsequent drawings under then outstanding Letters of Credit an amount equal to the maximum amount of which may be drawn under Letters of Credit then outstanding, whereupon the same shall immediately become due and payable and/or (iii) with the written consent of the Required Lenders, the Administrative Agent may, or upon the written request of the Required Lenders (or if such Event of Default results solely from a breach of Section 5.9 that has not become an Event of Default with respect to the Term Loans pursuant to Section 7.1(c), the Required Revolving Lenders), the Administrative Agent shall, exercise such other rights and remedies as provided under the Credit Documents and under applicable law. ARTICLE VIII THE ADMINISTRATIVE AGENT Appointment and Authority.Section 8.1 Each of the Lenders and the Issuing Lender hereby irrevocably appoints Wells Fargo to act on its behalf as the Administrative Agent hereunder and under the other Credit Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Lender, and neither the Borrower nor any other Credit Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Credit Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Nature of Duties.Section 8.2 Anything herein to the contrary notwithstanding, none of the bookrunners, arrangers or other agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Credit Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the Issuing Lender hereunder. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any subagents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. Exculpatory Provisions.Section 8.3 The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Credit Documents, and its obligations hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: -120- shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has(a) occurred and is continuing; shall not have any duty to take any discretionary action or exercise any discretionary powers,(b) except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Credit Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Credit Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and shall not, except as expressly set forth herein and in the other Credit Documents, have any duty to(c) disclose, and shall not be liable for the failure to disclose, any information relating to any Credit Party or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.1 and 7.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent in writing by the Borrower, a Lender or an Issuing Lender. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Credit Document or any other agreement, instrument or document, (v) the creation, perfection or priority of Liens on the Collateral, (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or (vii) compliance by Affiliated Lenders with the terms hereof relating to Affiliated Lenders. Reliance by Administrative Agent.Section 8.4 The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Issuing Lender unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. -121- Notice of Default.Section 8.5 The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, however, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not taken, only with the consent or upon the authorization of the Required Lenders, or all of the Lenders, as the case may be. Non-Reliance on Administrative Agent and Other Lenders.Section 8.6 Each Lender and the Issuing Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representation or warranty to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of any Credit Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender and the Issuing Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the Issuing Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder. Indemnification.Section 8.7 The Lenders agree to indemnify the Administrative Agent, and the Issuing Lender in its capacity hereunder and their Affiliates and their respective officers, directors, agents and employees (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Credit Party Obligations) be imposed on, incurred by or asserted against any such indemnitee in any way relating to or arising out of any Credit Document or any documents contemplated by or referred to herein or therein or the Transactions or any action taken or omitted by any such indemnitee under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from such indemnitee’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction. The agreements in this Section shall survive the termination of this Agreement and payment of the Notes, any Reimbursement Obligation and all other amounts payable hereunder. Administrative Agent in Its Individual Capacity.Section 8.8 The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Credit Parties or any Subsidiary or -122-

other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. Resignation of Administrative Agent.Section 8.9 The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing(a) Lender and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, subject to the approval of the Borrower to the extent no Event of Default shall then exist and be continuing (which approval shall not unreasonably be withheld or delayed), to appoint a successor Administrative Agent which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent meeting the qualifications set forth above subject to the approval of the Borrower to the extent no Event of Default shall then exist and be continuing (which approval shall not unreasonably be withheld or delayed). Whether or not a successor has been appointed, such resignation shall nonetheless become effective in accordance with such notice on the Resignation Effective Date. If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the(b) definition thereof, or an Affiliated Lender, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, subject to the approval of the Borrower to the extent no Event of Default shall then exist and be continuing (which approval shall not unreasonably be withheld or delayed), appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i)(c) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents (except that in the case of any Collateral held by the Administrative Agent on behalf of the Lenders or the Issuing Lender under any of the Credit Documents, the retiring Administrative Agent shall continue to hold such Collateral until such time as a successor Administrative Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the Issuing Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent, and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents (if not already discharged therefrom as provided above in this paragraph). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation or removal hereunder and under the other Credit Documents, the provisions of this Article and Section 9.5 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its subagents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. Any resignation by Wells Fargo Bank, as Administrative Agent pursuant to this Section shall also(d) constitute its resignation as Issuing Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Lender, (ii) the retiring Issuing Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Credit Documents, and (iii) the successor Issuing Lender shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or -123- make other arrangements satisfactory to the retiring Issuing Lender to effectively assume the obligations of the retiring Issuing Lender with respect to such Letters of Credit. Collateral and Guaranty Matters.Section 8.10 The Lenders and the Bank Product Provider irrevocably authorize the Administrative Agent:(a) to release any Lien on any Collateral granted to or held by the Administrative Agent(i) under any Credit Document (A) upon termination of the Commitments and payment in full of all Credit Party Obligations (other than (x) contingent indemnification obligations and (y) Bank Product Debt) and the expiration or termination of all Letters of Credit, (B) that is transferred or to be transferred to a Person that is not a Credit Party as part of or in connection with any sale or other disposition permitted under Section 6.4, or (C) subject to Section 9.1, if approved, authorized or ratified in writing by the Required Lenders; to subordinate any Lien on any Collateral granted to or held by the Administrative Agent(ii) under any Credit Document to the holder of any Lien on such Collateral that is permitted by Section 6.2(c); to release any Guarantor from its obligations under the applicable Guaranty if such Person(iii) ceases to be a Guarantor as a result of a transaction permitted hereunder; and (1) to enter into any Acceptable Intercreditor Agreement entered into pursuant to or(iv) otherwise permitted by the terms hereof and specifically contemplated hereby and to subject the Liens securing the Obligations to the provisions thereof, and to performs any of its obligations under such documentation (including entering into amendments, waivers or other modifications thereof not prohibited by this Agreement) and (2) to enter into any Acceptable Intercreditor Agreement and specifically contemplated hereby that includes, or to amend, waive or modify any then existing Acceptable Intercreditor Agreement to provide for, Indebtedness incurred pursuant to any of Sections 6.1(n), (o) and (p); provided that the Administrative Agent may, but is not obligated to, post such Acceptable Intercreditor Agreement to the Platform and, if posted, shall be deemed acceptable to the Required Lenders if not otherwise objected to by any Required Lenders within five (5) Business Days of being posted; provided, further, that the Lenders and Bank Product Provider hereby agree that the Administrative Agent will be bound by and will be prohibited from taking (and each Lender and Issuing Lender agrees that it shall not direct the Administrative Agent to take) any actions contrary to the provisions of any Acceptable Intercreditor Agreement entered into pursuant to the terms hereof. In connection with a termination or release pursuant to this Section, and, so long as the Borrower(b) shall have provided the Administrative Agent such certifications or documents as any Agent shall reasonably request, the Administrative Agent shall, without recourse or warranty, promptly execute and deliver to the applicable Credit Party, at the Borrower’s expense, all documents that the applicable Credit Party shall reasonably request to evidence such termination or release. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of Collateral, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section. Bank Products.Section 8.11 Except as otherwise provided herein, no Bank Product Provider that obtains the benefits of Sections 2.11 and 7.2, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Credit Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Credit Documents. No Bank Product Provider shall have any rights to manage or release any Collateral or of the obligations of any Credit Party under the Credit Documents. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Credit Party Obligations arising under Bank Products unless the Administrative Agent has received written notice (including, without -124- limitation, a Bank Product Provider Notice) of such Credit Party Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Bank Product Provider. Each Lender party hereto that is owed Bank Product Debt that was secured by security interests on collateral pursuant to the Existing Credit Agreement immediately prior to the effectiveness hereof hereby agrees that all security interests in connection with the Existing Credit Agreement have been terminated and such Bank Product Debt will continue to be secured by security interests on the Collateral pursuant to this Agreement and the Credit Documents. Withholding Taxes.Section 8.12 To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any withholding Tax applicable to such payment. If the IRS or any other Governmental Authority asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify the Administrative Agent of any change in circumstance which rendered the exemption from, or reduction of, withholding Tax ineffective, or for any other reason, or if the Administrative Agent reasonably determines that a payment was made to a Lender pursuant to a Credit Document without deduction of applicable withholding Tax from such payment, such Lender shall indemnify the Administrative Agent fully. Within 10 days after written demand therefor, for all amounts paid, directly or indirectly, by the Administrative Agent as a Tax or otherwise, including any penalties, additions to tax or interest and together with all expenses incurred (including legal expenses, allocated internal costs and out-of-pocket expense(s), unless such amounts have been indemnified by any Borrower or other Credit Party). A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any amounts at any time owing to such Lender under this Agreement or any other Credit Document against any amount due the Administrative Agent under this Section 8.12. The agreements in this Section 8.12 hall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. For purposes of this Section 8.12, the term “Lender” includes any Issuing Lender. Erroneous Payments.Section 8.13 Each Lender, each Issuing Lender, each other Secured Party and any other party hereto(a) hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Lender or any other Secured Party (or the Lender Affiliate of a Secured Party) or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender, Issuing Lender or other Secured Party (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clause (i) or (ii) of this Section 8.13(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clause (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. -125- Without limiting the immediately preceding clause (a), each Payment Recipient agrees(b) that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence. In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all(c) times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. In the event that an Erroneous Payment (or portion thereof) is not recovered by the(d) Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) of the relevant class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 9.6 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person. Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion(e) thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Credit Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 8.13 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrower or any other Credit Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Credit Party for the purpose of making for a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. Each party’s obligations under this Section 8.13 shall survive the resignation or(f) replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, -126-

the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Credit Document. Nothing in this Section 8.13 will constitute a waiver or release of any claim of any party(g) hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment. ARTICLE IX MISCELLANEOUS Amendments, Waivers, Consents and Release of Collateral.Section 9.1 Neither this Agreement nor any of the other Credit Documents, nor any terms hereof or thereof may be amended, modified, extended, restated, replaced, or supplemented (by amendment, waiver, consent or otherwise) except in accordance with the provisions of this Section nor may Collateral be released except as specifically provided herein or in the Security Documents or in accordance with the provisions of this Section. The Required Lenders may or, with the consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive or consent to the departure from, on such terms and conditions as the Required Lenders may specify in such instrument, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences; provided, however, that no such amendment, supplement, modification, release, waiver or consent shall: reduce the amount or extend the scheduled date of maturity of any Loan or Note or any(i) installment thereon, or reduce the stated rate of any interest or fee payable hereunder (except in connection with a waiver of default interest which shall be determined by a vote of the Required Lenders) or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender’s Commitment, in each case without the written consent of each Lender directly affected thereby; provided that, it is understood and agreed that no waiver, reduction or deferral of a mandatory prepayment required pursuant to Section 2.7(b), nor any amendment of Section 2.7(b) or the definitions of “Asset Disposition”,” “Debt Issuance”,” “Excess Cash Flow” or “Recovery Event”,” shall constitute a reduction of the amount of, an extension of the scheduled date of, or the scheduled date of maturity of, any Loan or Note; or amend, modify or waive any provision of this Section or reduce the percentage specified(ii) in the definitions of “Required Lenders” or “Required Revolving Lenders,” without the written consent of all directly adversely affected Lenders; or release the Borrower or all or substantially all of the value of the Guaranty, without the(iii) written consent of all of the Lenders; provided that the Administrative Agent may release any Guarantor permitted to be released pursuant to the terms of this Agreement; or release all or substantially all of the value of the Collateral without the written consent of(iv) all of the Lenders; provided that the Administrative Agent may release any Collateral permitted to be released pursuant to the terms of this Agreement or the Security Documents; or subordinate the Loans to any other Indebtedness without the written consent of all of the(v) Lenders; or -127- permit a Letter of Credit to have an original expiry date more than twenty-four (24)(vi) months from the date of issuance without the consent of each of the Revolving Lenders; provided that the expiry date of any Letter of Credit may be extended in accordance with the terms of Section 2.3(a); or permit the Borrower to assign or transfer any of its rights or obligations under this(vii) Agreement or other Credit Documents without the written consent of all of the Lenders; or amend, modify or waive any provision of the Credit Documents requiring consent,(viii) approval or request of the Required Lenders or all Lenders without the written consent of the Required Lenders or all the Lenders as appropriate; or amend or waive any other provision of the Credit Documents that affects solely those(ix) Lenders under the Revolving Commitments or any Incremental Term Loan (including waiver or modification of conditions to Extensions of Credit under the Revolving Facility, the availability and conditions to funding of any Incremental Term Loan, pricing and other modifications), without the consent of the Required Revolving Lenders or the Lenders holding at least a majority of the aggregate Incremental Term Loan, as applicable (or if applicable, each Required Revolving Lender or affected Lender under the Incremental Term Loan), and no other consents or approvals shall be required; or amend, modify or waive (A) the order in which Credit Party Obligations are paid or (B)(x) the pro rata sharing of payments by and among the Lenders, in each case in accordance with Section 2.6(a), 2.11 or 9.7(b) without the written consent of each Lender directly adversely affected thereby; or amend, modify or waive any provision of Article VIII without the written consent of the(xi) then Administrative Agent; or amend or modify the definition of “Credit Party Obligations” to delete or exclude any(xii) obligation or liability described therein without the written consent of each Lender directly affected thereby; or amend the definitions of “Hedging Agreement,” “Bank Product,” or “Bank Product(xiii) Provider” without the consent of any Bank Product Provider that would be adversely affected thereby; without the consent of the Required Revolving Lenders, amend or waive any provision in(xiv) Section 5.9, or any of the financial definitions included therein, and no other consents or approvals shall be required; or approve any amendment, waiver or consent for the purpose of satisfying any provision in(xv) Section 4.2 without the consent of Required Revolving Lenders, and no other consents or approvals shall be required; provided, further, that (i) no amendment, waiver or consent affecting the rights or duties of the Administrative Agent or the Issuing Lender under any Credit Document shall in any event be effective, unless in writing and signed by the Administrative Agent and/or the Issuing Lender, as applicable, in addition to the Lenders required hereinabove to take such action, (ii) in connection with an amendment that addresses solely a repricing transaction in which any class of Term Loans is refinanced with a replacement class of Term Loans bearing (or is modified in such a manner such that the resulting Term Loans bear) a lower “effective yield” (each, a “Permitted Refinancing Amendment”) such Permitted Refinancing Amendment may be effected with only the consent of the Lenders holding Term Loans subject to such permitted repricing transaction that will continue as a Lender in respect of the repriced tranche of Term Loans or modified Term Loans and shall not require the vote of any other Lender and (iii) the Administrative Agent and the Borrower may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Credit Documents or to enter into additional Credit Documents as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement Rate or otherwise effectuate the terms of Section 2.13(c) in accordance with the terms of Section 2.13(c). -128- Any such waiver, any such amendment, supplement or modification and any such release shall apply equally to each of the Lenders and shall be binding upon the Borrower, the other Credit Parties, the Lenders, the Administrative Agent and all future holders of the Notes. In the case of any waiver, the Borrower, the other Credit Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Loans and Notes and other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Notwithstanding any of the foregoing to the contrary, the consent of the Borrower and the other Credit Parties shall not be required for any amendment, modification or waiver of the provisions of Article VIII (other than the provisions of Section 8.9) if such amendment, modification or waiver does not materially and adversely affect the rights and Obligations of the Credit Parties. Notwithstanding any of the foregoing to the contrary, the Credit Parties and the Administrative Agent, without the consent of any Lender, may enter into any amendment, modification or waiver of any Credit Document, or enter into any new agreement or instrument, to (i) effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, or as required by local law to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable law, including, without limitation, an Acceptable Intercreditor Agreement, or (ii) correct any obvious error or omission of a technical nature, in each case that is immaterial (as determined by the Administrative Agent), in any provision of any Credit Document. Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (a) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein, (b) the Required Lenders may consent to allow a Credit Party to use Cash Collateral in the context of a bankruptcy or insolvency proceeding and (c) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except (i) that the Commitment of such Lender may not be increased or extended without the consent of such Lender and (ii) to the extent such amendment, waiver or consent impacts such Defaulting Lender more than the other Lenders. For the avoidance of doubt and notwithstanding any provision to the contrary contained in this Section 9.1, this Agreement may be amended (or amended and restated) with the written consent of the Credit Parties and the Administrative Agent in accordance with Section 2.22. Notices.Section 9.2 Notices Generally. Except in the case of notices and other communications expressly permitted to(a) be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows: If to the Borrower or any other Credit Party:(i) Carrols Restaurant Group, Inc. 968 James Street Syracuse, New York 13203 Attention: General Counsel Telephone: (315) 424-0513 Fax: (315) 475-9616 Email: wmyers@carrols.com -129- If to the Administrative Agent:(ii) Wells Fargo Bank, National Association 1808 Aston Ave, Suite 250 Carlsbad, CA 92008 Attention: Restaurant Finance Telephone: 760-918-2700 Fax: 760-918-2727 if to a Lender, to it at its address (or telecopier number) set forth in its Administrative(iii) Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). Electronic Communications. Notices and other communications to the Lenders and the Issuing(b) Lender hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the Issuing Lender pursuant to Article II if such Lender or the Issuing Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. Change of Address, etc. Any party hereto may change its address or telecopier number for notices(c) and other communications hereunder by notice to the other parties hereto. Platform.(d) Each Credit Party agrees that the Administrative Agent may make the Communications (as defined(i) below) available to the Lenders by posting the Communications on Intralinks or a substantially similar electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not(ii) warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the communications effected thereby (the “Communications”). No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its affiliates or any of their respective officers, directors, employees, agents, advisors or representatives (collectively, “Agent Parties”) have any liability to the Credit Parties, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct -130-

or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Credit Party’s or the Administrative Agent’s transmission of communications through the Platform. No Waiver; Cumulative Remedies.Section 9.3 No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Survival of Representations and Warranties.Section 9.4 All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans; provided that all such representations and warranties shall terminate on the date upon which the Commitments have been terminated and all Credit Party Obligations have been paid in full. Payment of Expenses and Taxes; Indemnity.Section 9.5 Costs and Expenses. The Credit Parties shall pay (i) all reasonable and documented out-of-pocket(a) expenses incurred by the Administrative Agent, its Affiliates and the Lead Arrangers (including the reasonable fees, charges and disbursements of one counsel for the Administrative Agent and Lead Arrangers taken as a whole and, if necessary, of one local counsel in any relevant material jurisdiction) in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the Transactions shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, and each of the Lenders and Issuing Lender (including the reasonable fees, charges and disbursements of one counsel to the Administrative Agent and the Lenders taken as a whole and, if necessary, of one local counsel in any relevant material jurisdiction and, solely in a conflict of interest, one additional counsel in each relevant material jurisdiction), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent, any Lender or the Issuing Lender, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Credit Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. Indemnification by the Credit Parties. The Credit Parties shall indemnify the Lead Arrangers, the(b) Administrative Agent (and any sub-agent thereof), each of the Lenders and the Issuing Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, penalties, damages, liabilities, actions, judgments, suits, costs, and related expenses and disbursements (including the reasonable fees, disbursements, settlement costs and other charges of any counsel for any Indemnitee (limited to the reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to the Indemnitee taken as a whole and, if reasonably necessary, one local counsel in any relevant material jurisdiction and, solely in the case of an actual conflict of interest, one additional counsel to the affected Indemnitee similarly situated taken as a whole in each relevant material jurisdiction)), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Credit Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Credit Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the Transactions, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in -131- connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Materials of Environmental Concern on or from any property owned or operated by any Credit Party or any of its Subsidiaries, or any liability under Environmental Law related in any way to any Credit Party or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Credit Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, (B) result from a claim brought by the Borrower against an Indemnitee for material breach in bad faith of such Indemnitee’s funding obligations hereunder or under any other Credit Document, if the Borrower or such Credit Party has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (C) result from any dispute solely among Indemnitees, other than (i) any claims against any Indemnitee in its respective capacity or in fulfilling its role as an administrative agent or arranger or any similar role hereunder or under the Senior Credit Facilities and (ii) any claims arising out of any act or omission on the part of Borrower and its Subsidiaries or Affiliates. This paragraph (b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, penalties, damages, liabilities, actions, judgments, suits, costs, expenses or disbursements arising from non-Tax claim. Reimbursement by Lenders. To the extent that the Credit Parties for any reason fail to indefeasibly(c) pay any amount required under paragraph (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the Issuing Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Issuing Lender or such Related Party, as the case may be, such Lender’s Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the Issuing Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or Issuing Lender in connection with such capacity. Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, none of(d) the Credit Parties shall assert, and each of the Credit Parties hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the Transactions. Payments. All amounts due under this Section shall be payable promptly/not later than five (5)(e) Business Days after demand therefor. Survival. The agreements contained in this Section shall survive the resignation of the(f) Administrative Agent and the Issuing Lender, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of the Credit Party Obligations. Successors and Assigns; Participations.Section 9.6 Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and(a) inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the -132- provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party thereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees(b) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Revolving Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: Minimum Amounts.(i) in the case of an assignment of the entire remaining amount of the assigning Lender’s(A) Commitment and the Loans at the time owing to it or contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of(B) the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Facility, or $1,000,000, in the case of any assignment in respect of any portion of the Term Loan Facility (provided, however, that simultaneous assignments shall be aggregated in respect of a Lender and its Approved Funds), unless each of the Administrative Agent and, so long as no Event of Default under Section 7.1(a) or (f) has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided that the Borrower shall be deemed to have given its consent ten (10) Business Days after the date written notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrower prior to such tenth (10th) Business Day. Proportionate Amounts. Each partial assignment shall be made as an assignment of a(ii) proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Tranches on a non-pro rata basis. Required Consents. No consent shall be required for any assignment except to the extent(iii) required by paragraph (b)(i)(B) of this Section and, in addition: the consent of the Borrower (such consent not to be unreasonably withheld or(A) delayed) shall be required unless (x) an Event of Default pursuant to Section 7.1(a) or (f) has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; and the consent of the Administrative Agent (such consent not to be unreasonably(B) withheld or delayed) shall be required for assignments in respect of (x) a Revolving Commitment or any unfunded Term Loan Commitment if such assignment is to a Person that is -133- not a Lender with a Commitment in respect of such facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (y) a Term Loan Commitment (including any commitment in respect of any Incremental Term Facility) to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; and the consent of the Issuing Lender (such consent not to be unreasonably withheld(C) or delayed) shall be required for assignments in respect of a Revolving Commitment. Assignment and Assumption. The parties to each assignment shall execute and deliver to(iv) the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. No Assignment to Certain Persons. No such assignment shall be made to (A) any Credit(v) Party or any of the Credit Party’s Affiliates or Subsidiaries or (B) any Defaulting Lender or any of its Subsidiaries or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B). No Assignment to Natural Persons. No such assignment shall be made to a natural(vi) person. Certain Additional Payments. In connection with any assignment of rights and(vii) obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.14 and 9.5 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section. Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower,(c) shall maintain a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the -134-

Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice; provided that a Lender shall only be entitled to inspect its own entry in the Register and not that of any other Lender. In addition, the Administrative Agent shall maintain on the Register information regarding the designation and revocation of designation, of any Lender as a Defaulting Lender. Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or(d) the Administrative Agent, sell participations to any Person (other than a natural Person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Administrative Agent, the Issuing Lenders and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 9.5(c) with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver requiring the approval of 100% of the Lenders. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 (subject to the requirements and limitations therein, including the requirements under Section 2.16(g) (it being understood that the documentation required under Section 2.16(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 2.14 or 2.16, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to a greater payment results from a Change in Law that occurs after the Participant acquired such participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.7(a) as though it were a Lender; provided that such Participant agrees to be subject to Section 9.7(b) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Credit Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Credit Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any(e) portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. Borrower Buybacks. Notwithstanding anything in this Agreement to the contrary, any Term Loan(f) Lender may, at any time, assign all or a portion of its Term Loans or on a non-pro rata basis to the Borrower in -135- accordance with the procedures set forth on Exhibit 1.1(b) pursuant to an offer made available to all Term Loan Lenders on a pro rata basis (a “Dutch Auction”), subject to the following limitations: the Borrower shall represent and warrant, as of the date of the launch of the Dutch(i) Auction and on the date of any such assignment, that neither it, its Affiliates nor any of its respective directors or officers has any Excluded Information that has not been disclosed to the Term Loan Lenders generally (other than to the extent any such Term Loan Lender does not wish to receive material non-public information with respect to the Borrower or its Subsidiaries or any of their respective securities) prior to such date; immediately and automatically, without any further action on the part of the Borrower,(ii) any Lender, the Administrative Agent or any other Person, upon the effectiveness of such assignment of Term Loans from a Term Loan Lender to the Borrower, such Term Loans and all rights and obligations as a Term Loan Lender, related thereto shall, for all purposes under this Agreement, the other Credit Documents and otherwise, be deemed to be irrevocably prepaid, terminated, extinguished, cancelled and of no further force and effect and the Borrower shall neither obtain nor have any rights as a Term Loan Lender hereunder or under the other Credit Documents by virtue of such assignment; the Borrower shall not use the proceeds of any Revolving Loans for any such assignment(iii) to the extent such use of proceeds are used to purchase the Term Loans at a discount; no Default or Event of Default shall have occurred and be continuing before or(iv) immediately after giving effect to such assignment. Assignments to Affiliated Lenders. Notwithstanding anything in this Agreement to the contrary,(g) any Term Loan Lender may, at any time, assign all or a portion of its Term Loans to an Affiliated Lender through (x) Dutch auctions or other offers to purchase or take by assignment open to all Term Lenders on a pro rata basis in accordance with procedures determined by such Affiliated Lender in its sole discretion or (y) open-market purchases on a non-pro rata basis, in each case subject to the following additional limitations: the Affiliated Lender shall identify itself in writing as an Affiliated Lender to the(i) assigning Term Loan Lender and the Administrative Agent in connection with the execution of such assignment; Affiliated Lenders will not have the right to (A) receive information, reports or other(ii) materials provided solely to Lenders by the Administrative Agent (or by counsel to the Administrative Agent), or any other Lender, other than (x) the right to receive notices of prepayments and other administrative notices in respect of its Loans or Commitments required to be delivered to Lenders pursuant to Article II and (y) any such information, reports or other materials made available to any Credit Party, (B) attend or participate in meetings attended solely by the Lenders, the Administrative Agent and/or their respective counsel, other than the right to attend meetings in which the Credit Parties or their representatives are invited, or (C) access any electronic site established for the Lenders or confidential communications from counsel to, or financial advisors of, the Administrative Agent or the Lenders; (A) for purposes of any consent to any amendment, waiver or modification of, or any(iii) action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Credit Document, each Affiliated Lender will be deemed to have consented in the same proportion as the Term Loan Lenders that are not Affiliated Lenders consented to such matter, except with respect to any amendment, waiver, modification, consent or other action (x) in Section 9.1 requiring the consent of all Lenders, all Lenders directly and adversely affected or specifically such Affiliated Lender, (y) that alters an Affiliated Lender’s pro rata share of any payments given to all Lenders, or (z) affects the Affiliated Lender (in its capacity as a Lender) in a manner that is disproportionate to the effect on any other Lender unless such matter requires the consent of all or all affected Lenders (but, in any event, in connection with any amendment, waiver, -136- modification, consent or other action, such Affiliated Lender shall be entitled to any consent fee, calculated as if all of such Affiliated Lender’s Loans had voted in favor of any matter for which a consent fee or similar payment is offered), (B) for purposes of voting on any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Laws (each, a “Plan of Reorganization”), each Affiliated Lender hereby agrees (x) not to vote on such Plan of Reorganization (unless the Administrative Agent instructs such Affiliated Lender to vote, in which case such Affiliated Lender shall vote with respect to the Term Loans held by it as the Administrative Agent directs), (y) if such Affiliated Lender does vote on such Plan of Reorganization (or, if instructed to vote, votes other than pursuant to the instructions of the Administrative Agent) notwithstanding the restriction in the foregoing clause (x), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Plan of Reorganization in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (z) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (y), in each case under this clause (iii)(B); and (C) each Affiliated Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Affiliated Lender’s attorney-in-fact, with full authority in the place and stead of such Affiliated Lender Affiliate and in the name of such Affiliated Lender (solely in respect of Term Loans therein and not in respect of any other claim or status such Affiliated Lender may otherwise have), from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary or appropriate to carry out the provisions of this clause (iii), including to ensure that any vote of such Affiliated Lender on any Plan of Reorganization is withdrawn or otherwise not counted; provided that, notwithstanding anything in this clause (iii) to the contrary, such Affiliated Lender shall be entitled to vote in accordance with its sole discretion (and not in accordance with the direction of the Administrative Agent) in connection with any Plan of Reorganization to the extent any such Plan of Reorganization proposes to treat any Obligations held by such Affiliated Lender in a disproportionately adverse manner than the proposed treatment of similar Obligations held by Term Lenders that are not Affiliated Lenders; the aggregate principal amount of any class or tranche of Term Loans held at any one(iv) time by Affiliated Lenders may not exceed 20.0% of the aggregate outstanding principal amount of any class or tranche of Term Loans; and the Affiliated Lender will not be entitled to bring actions against the Administrative(v) Agent, in its role as such, or receive advice of counsel or other advisors to the Administrative Agent or any other Lenders or challenge the attorney client privilege of their respective counsel. Each Affiliated Lender that is a Term Loan Lender hereunder agrees to comply with the terms of this paragraph (g) (notwithstanding that it may be granted access to the Platform or any other electronic site established for the Lenders by the Administrative Agent), and agrees that in any subsequent assignment of all or any portion of its Term Loans it shall identify itself in writing to the assignee as an Affiliated Lender prior to the execution of such assignment. It is understood and agreed that the Administrative Agent shall not be responsible for, and shall have no obligation to, monitor or determine the status of any Lender as an Affiliated Lender or the aggregate principal amount of Term Loans held at any time by Affiliated Lenders. Right of Set-off; Sharing of Payments.Section 9.7 If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Lender and(a) each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the Issuing Lender or any such Affiliate to or for the credit or the account of the Borrower or any other Credit Party against any and all of the obligations of the Borrower or such Credit Party now or hereafter existing under this Agreement or any other Credit Document to such Lender or the Issuing Lender, irrespective of whether or -137- not such Lender or the Issuing Lender shall have made any demand under this Agreement or any other Credit Document and although such obligations of the Borrower or such Credit Party may be contingent or unmatured or are owed to a branch, office or affiliate of such Lender or the Issuing Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (i) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.21 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lender and the other Lenders, and (ii) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Credit Party Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the Issuing Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Lender or their respective Affiliates may have. Each Lender and the Issuing Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment(b) in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (i) notify the Administrative Agent of such fact, and (ii) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that: if any such participations are purchased and all or any portion of the payment giving rise(A) thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and the provisions of this paragraph shall not be construed to apply to (x) any payment made(B) by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Letters of Credit to any assignee or participant, other than to any Credit Party or any Subsidiary thereof (as to which the provisions of this paragraph shall apply) or (z) any amounts received by the Issuing Lender to secure the obligations of a Defaulting Lender to fund risk participations hereunder. Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under(c) applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Credit Party in the amount of such participation. Table of Contents and Section Headings.Section 9.8 The table of contents and the Section and subsection headings herein are intended for convenience only and shall be ignored in construing this Agreement. Counterparts; Effectiveness; Electronic Execution.Section 9.9 Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different(a) parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 4.1, this Agreement shall become effective when it shall have been executed by the Borrower, the Guarantors, the Administrative Agent and the Lenders and the Administrative Agent shall have received copies hereof (telefaxed or otherwise), and thereafter this Agreement shall -138-

be binding upon and inure to the benefit of the Borrower, the Guarantors, the Administrative Agent and each Lender and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or email shall be effective as delivery of a manually executed counterpart of this Agreement. Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of(b) like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Severability.Section 9.10 Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Integration.Section 9.11 This Agreement and the other Credit Documents represent the agreement of the Borrower, the other Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Borrower, the other Credit Parties, or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or therein. Governing Law.Section 9.12 This Agreement and the other Credit Documents any claims, controversy or dispute arising out of or relating to this Agreement or any other Credit Document (except, as to any other Credit Document, as expressly set forth therein) shall be governed by, and construed in accordance with, the laws of the State of New York. Consent to Jurisdiction; Service of Process and Venue.Section 9.13 Consent to Jurisdiction. The Borrower and each other Credit Party irrevocably and(a) unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Credit Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York sitting State court or, to the fullest extent permitted by applicable law, in such Federal court; except to the extent the Administrative Agent or any Lender requires submission to any other jurisdiction in connection with the exercise of any rights under certain Credit Documents, as expressly set forth therein. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Credit Document shall affect any right that the Administrative Agent, any Lender or the Issuing Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Credit Document against the Borrower or any other Credit Party or its properties in the courts of any jurisdiction. Service of Process. Each party hereto irrevocably consents to service of process in the manner(b) provided for notices in Section 9.2. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law. Venue. The Borrower and each other Credit Party irrevocably and unconditionally waives, to the(c) fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of -139- any action or proceeding arising out of or relating to this Agreement or any other Credit Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Confidentiality.Section 9.14 Each of the Administrative Agent, the Lenders and the Issuing Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder, under any other Credit Document or Bank Product or any action or proceeding relating to this Agreement, any other Credit Document or Bank Product or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) (i) any actual or prospective party (or its partners, directors, officers, employees, managers, administrators, trustees, agents, advisors or other representatives) to any swap or derivative or similar transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (ii) an investor or prospective investor in securities issued by an Approved Fund that also agrees that Information shall be used solely for the purpose of evaluating an investment in such securities issued by the Approved Fund, (iii) a trustee, collateral manager, servicer, backup servicer, noteholder or secured party in connection with the administration, servicing and reporting on the assets serving as collateral for securities issued by an Approved Fund, or (iv) a nationally recognized rating agency that requires access to information regarding the Credit Parties, the Loans and Credit Documents in connection with ratings issued in respect of securities issued by an Approved Fund (in each case, it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (h) with the consent of the Borrower or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, the Issuing Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. For purposes of this Section, “Information” shall mean all information received from any Credit Party or any of its Subsidiaries relating to any Credit Party or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Issuing Lender on a nonconfidential basis prior to disclosure by any Credit Party or any of its Subsidiaries; provided that, in the case of information received from any Credit Party or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Acknowledgments.Section 9.15 The Borrower and the other Credit Parties each hereby acknowledges that: it has been advised by counsel in the negotiation, execution and delivery of each Credit Document;(a) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the(b) Borrower or any other Credit Party arising out of or in connection with this Agreement and the relationship between the Administrative Agent and the Lenders, on one hand, and the Borrower and the other Credit Parties, on the other hand, in connection herewith is solely that of creditor and debtor; and -140- no joint venture exists among the Lenders and the Administrative Agent or among the Borrower,(c) the Administrative Agent or the other Credit Parties and the Lenders. Waivers of Jury Trial; Waiver of Punitive and Consequential Damages.Section 9.16 EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Patriot Act Notice.Section 9.17 Each Lender and the Administrative Agent (for itself and not on behalf of any other party) hereby notifies the Borrower that, pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrower and the other Credit Parties, which information includes the name and address of the Borrower and the other Credit Parties and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower and the other Credit Parties in accordance with the Patriot Act. Resolution of Drafting Ambiguities.Section 9.18 Each Credit Party acknowledges and agrees that it was represented by counsel in connection with the execution and delivery of this Agreement and the other Credit Documents to which it is a party, that it and its counsel reviewed and participated in the preparation and negotiation hereof and thereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation hereof or thereof. Subordination of Intercompany Debt.Section 9.19 Each Credit Party agrees that all intercompany Indebtedness among Credit Parties (the “Intercompany Debt”) is subordinated in right of payment, to the prior payment in full of all Credit Party Obligations. Notwithstanding any provision of this Credit Agreement to the contrary, provided that no Event of Default has occurred and is continuing, Credit Parties may make and receive payments with respect to the Intercompany Debt to the extent otherwise permitted by this Credit Agreement; provided that in the event of and during the continuation of any Event of Default, no payment shall be made by or on behalf of any Credit Party on account of any Intercompany Debt. In the event that any Credit Party receives any payment of any Intercompany Debt at a time when such payment is prohibited by this Section, such payment shall be held by such Credit Party, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, the Administrative Agent. Continuing Agreement.Section 9.20 This Credit Agreement shall be a continuing agreement and shall remain in full force and effect until all Credit Party Obligations (other than those obligations that expressly survive the termination of this Credit Agreement) have been paid in full and all Commitments and Letters of Credit have been terminated. Upon termination, the Credit Parties shall have no further obligations (other than those obligations that expressly survive the termination of this Credit Agreement) under the Credit Documents and the Administrative Agent shall, at the request and expense of the Borrower, deliver all the Collateral in its possession to the Borrower and release all Liens -141- on the Collateral; provided that should any payment, in whole or in part, of the Credit Party Obligations be rescinded or otherwise required to be restored or returned by the Administrative Agent or any Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, then the Credit Documents shall automatically be reinstated and all Liens of the Administrative Agent shall reattach to the Collateral and all amounts required to be restored or returned and all costs and expenses incurred by the Administrative Agent or any Lender in connection therewith shall be deemed included as part of the Credit Party Obligations. [Reserved].Section 9.21 Press Releases and Related Matters.Section 9.22 Other than with respect to disclosures required by law, Governmental Authorities or other regulatory bodies with appropriate jurisdiction, the Credit Parties and their Affiliates agree that they will not in the future issue any press releases or other public disclosure using the name of Administrative Agent or any Lender or their respective Affiliates or referring to this Agreement or any of the Credit Documents without the prior written consent of such Person. The Credit Parties consent to the publication by Administrative Agent or any Lender of customary advertising material relating to the Transactions using the name, product photographs, logo or trademark of the Credit Parties. Appointment of Borrower.Section 9.23 Each of the Guarantors hereby appoints the Borrower to act as its agent for all purposes under this Agreement and agrees that (a) the Borrower may execute such documents on behalf of such Guarantor as the Borrower deems appropriate in its sole discretion and each Guarantor shall be obligated by all of the terms of any such document executed on its behalf, (b) any notice or communication delivered by the Administrative Agent or the Lender to the Borrower shall be deemed delivered to each Guarantor and (c) the Administrative Agent or the Lenders may accept, and be permitted to rely on, any document, instrument or agreement executed by the Borrower on behalf of each Guarantor. No Advisory or Fiduciary Responsibility.Section 9.24 In connection with all aspects of each Transaction, each of the Credit Parties acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document) are an arm’s-length commercial transaction between the Credit Parties and their Affiliates, on the one hand, and the Administrative Agent and the Lead Arrangers, on the other hand, and the Credit Parties are capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the Transactions and by the other Credit Documents (including any amendment, waiver or other modification hereof or thereof); (b) in connection with the process leading to such transaction, the Administrative Agent and the Lead Arrangers each are and have been acting solely as a principal and are not the financial advisor, agent or fiduciary, for any Credit Party or any of their Affiliates, stockholders, creditors or employees or any other Person; (c) neither the Administrative Agent nor any of the Lead Arrangers have assumed or will assume an advisory, agency or fiduciary responsibility in favor of any Credit Party with respect to any of the Transactions or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Credit Document (irrespective of whether the Administrative Agent or any of the Lead Arrangers have advised or are currently advising any Credit Party or any of its Affiliates on other matters) and neither the Administrative Agent nor any of the Lead Arrangers have any obligation to any Credit Party or any of their Affiliates with respect to the Transactions except those obligations expressly set forth herein and in the other Credit Documents; (d) the Administrative Agent and the Lead Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Credit Parties and their Affiliates, and neither the Administrative Agent nor any of the Lead Arrangers have any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (e) the Administrative Agent and the Lead Arrangers have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the Transactions (including any amendment, waiver or other modification hereof or of any other Credit Document) and the Credit -142-

Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each of the Credit Parties hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent or any of the Lead Arrangers with respect to any breach or alleged breach of agency or fiduciary duty. Responsible Officers .Section 9.25 The Administrative Agent and each of the Lenders are authorized to rely upon the continuing authority of the Responsible Officers with respect to all matters pertaining to the Credit Documents including, but not limited to, the selection of interest rates, the submission of requests for Extensions of Credit and certificates with regard thereto. Such authorization may be changed only upon written notice to Administrative Agent accompanied by evidence, reasonably satisfactory to Administrative Agent, of the authority of the Person giving such notice and such notice shall be effective not sooner than five (5) Business Days following receipt thereof by Administrative Agent (or such earlier time as agreed to by the Administrative Agent). Acknowledgement and Consent to Bail-In of EEA Financial Institutions.Section 9.26 Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any(a) such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and the effects of any Bail-in Action on any such liability, including, if applicable:(b) a reduction in full or in part or cancellation of any such liability;(i) a conversion of all, or a portion of, such liability into shares or other instruments of(ii) ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or the variation of the terms of such liability in connection with the exercise of the(iii) Write-Down and Conversion Powers of any EEA Resolution Authority. Certain ERISA Matters.Section 9.27 (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 -143- (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of subsections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) subclause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with subclause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related hereto or thereto). ARTICLE X GUARANTY The Guaranty.Section 10.1 In order to induce the Lenders to enter into this Agreement and any Bank Product Provider to enter into any Bank Product and to extend credit hereunder and thereunder and in recognition of the direct benefits to be received by the Guarantors from the Extensions of Credit hereunder and any Bank Product, each of the Guarantors hereby agrees with the Administrative Agent, the Lenders and the Bank Product Provider as follows: each Guarantor hereby unconditionally and irrevocably jointly and severally guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all Credit Party Obligations. If any or all of the indebtedness becomes due and payable hereunder or under any Bank Product, each Guarantor unconditionally promises to pay such indebtedness to the Administrative Agent, the Lenders, the Bank Product Providers, or their respective order, on demand, together with any and all reasonable expenses which may be incurred by the Administrative Agent or the Lenders in collecting any of the Credit Party Obligations. The Guaranty set forth in this Article X is a guaranty of timely payment and not of collection. The word “indebtedness” is used in this Article X in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of the Borrower, including specifically all Credit Party Obligations, arising in connection with this Agreement, the other Credit Documents or any Bank Product, in each case, heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such indebtedness is from time to time reduced, or extinguished and thereafter increased or incurred, whether the Borrower may be liable individually or jointly with others, whether or not recovery upon such -144- indebtedness may be or hereafter become barred by any statute of limitations, and whether or not such indebtedness may be or hereafter become otherwise unenforceable. Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code). Bankruptcy.Section 10.2 Additionally, each of the Guarantors unconditionally and irrevocably guarantees jointly and severally the payment of any and all Credit Party Obligations of the Borrower to the Lenders and any Bank Product Provider whether or not due or payable by the Borrower upon the occurrence of any Bankruptcy Event and unconditionally promises to pay such Credit Party Obligations to the Administrative Agent for the account of the Lenders and to any such Bank Product Provider, or order, on demand, in lawful money of the United States. Each of the Guarantors further agrees that to the extent that the Borrower or a Guarantor shall make a payment or a transfer of an interest in any property to the Administrative Agent, any Lender or any Bank Product Provider, which payment or transfer or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise is avoided, and/or required to be repaid to the Borrower or a Guarantor, the estate of the Borrower or a Guarantor, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such avoidance or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made. Nature of Liability.Section 10.3 The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Credit Party Obligations of the Borrower whether executed by any such Guarantor, any other guarantor or by any other party, and no Guarantor’s liability hereunder shall be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Credit Party Obligations of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Administrative Agent, the Lenders or any Bank Product Provider on the Credit Party Obligations which the Administrative Agent, such Lenders or such Bank Product Provider repay the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding. Independent Obligation.Section 10.4 The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor or the Borrower and whether or not any other Guarantor or the Borrower is joined in any such action or actions. Authorization.Section 10.5 Each of the Guarantors authorizes the Administrative Agent, each Lender and each Bank Product Provider without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Credit Party Obligations or any part thereof in accordance with this Agreement and any Bank Product, as applicable, including any increase or decrease of the rate of interest thereon, (b) take and hold security from any Guarantor or any other -145- party for the payment of this Guaranty or the Credit Party Obligations and exchange, enforce waive and release any such security, (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders in their discretion may determine, (d) release or substitute any one or more endorsers, Guarantors, the Borrower or other obligors and (e) to the extent otherwise permitted herein, release or substitute any Collateral. Reliance.Section 10.6 It is not necessary for the Administrative Agent, the Lenders or any Bank Product Provider to inquire into the capacity or powers of the Borrower or the officers, directors, members, partners or agents acting or purporting to act on its behalf, and any Credit Party Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder. Waiver.Section 10.7 Each of the Guarantors waives any right (except as shall be required by applicable statute and(a) cannot be waived) to require the Administrative Agent, any Lender or any Bank Product Provider to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party, or (iii) pursue any other remedy in the Administrative Agent’s, any Lender’s or any Bank Product Provider’s whatsoever. Each of the Guarantors waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party other than payment in full of the Credit Party Obligations (other than (x) contingent indemnification obligations and (y) Bank Product Debt), including, without limitation, any defense based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the Credit Party Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Credit Party Obligations. The Administrative Agent may, at its election, foreclose on any security held by the Administrative Agent or a Lender by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent or any Lender may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Credit Party Obligations have been paid in full and the Commitments have been terminated. Each of the Guarantors waives any defense arising out of any such election by the Administrative Agent or any of the Lenders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantors against the Borrower or any other party or any security. Each of the Guarantors waives all presentments, demands for performance, protests and notices,(b) including, without limitation, notices of nonperformance, notice of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Credit Party Obligations. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Credit Party Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any Lender shall have any duty to advise such Guarantor of information known to it regarding such circumstances or risks. Each of the Guarantors hereby agrees it will not exercise any rights of subrogation which it may at(c) any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the U.S. Bankruptcy Code, or otherwise) to the claims of the Lenders or any Bank Product Provider against the Borrower or any other guarantor of the Credit Party Obligations of the Borrower owing to the Lenders or such Bank Product Provider (collectively, the “Other Parties”) and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty until such time as the Credit Party Obligations shall have been paid in full and the Commitments have been terminated. Each of the Guarantors hereby further agrees not to exercise any right to enforce any other remedy which the Administrative Agent, the Lenders or any Bank Product Provider now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the Credit Party Obligations of the Borrower and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Lenders and/or the Bank -146-

Product Providers to secure payment of the Credit Party Obligations of the Borrower until such time as the Credit Party Obligations (other than (x) contingent indemnification obligations and (y) the Bank Product Debt) shall have been paid in full and the Commitments have been terminated. Limitation on Enforcement.Section 10.8 The Lenders and the Bank Product Providers agree that this Guaranty may be enforced only by the action of the Administrative Agent acting upon the instructions of the Required Lenders or such Bank Product Provider (only with respect to obligations under the applicable Bank Product) and that no Lender or Bank Product Provider shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Lenders under the terms of this Agreement and for the benefit of any Bank Product Provider under any Bank Product. Confirmation of Payment.Section 10.9 The Administrative Agent and the Lenders will, upon request after payment of the Credit Party Obligations which are the subject of this Guaranty and termination of the Commitments relating thereto, confirm to the Borrower, the Guarantors or any other Person that such indebtedness and obligations have been paid and the Commitments relating thereto terminated, subject to the provisions of Section 10.2. Eligible Contract Participant.Section 10.10 Notwithstanding anything to the contrary in any Credit Document, no Guarantor shall be deemed under this Article X to be a guarantor of any Swap Obligations if such Guarantor was not an “eligible contract participant” as defined in § 1a(18) of the Commodity Exchange Act, at the time the guarantee under this Article X becomes effective with respect to such Swap Obligation and to the extent that the providing of such guarantee by such Guarantor would violate the Commodity Exchange Act; provided, however, that in determining whether any Guarantor is an “eligible contract participant” under the Commodity Exchange Act, the guarantee of the Credit Party Obligations of such Guarantor under this Article X by a Guarantor that is also a Qualified ECP Guarantor shall be taken into account. Keepwell.Section 10.11 Without limiting anything in this Article X, each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time to each Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act at the time the guarantee under this Article X becomes effective with respect to any Swap Obligation, to honor all of the Obligations of such Guarantor under this Article X in respect of such Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.11 for the maximum amount of such liability that can be hereby incurred without rendering its undertaking under this Section 10.11, or otherwise under this Article X, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The undertaking of each Qualified ECP Guarantor under this Section 10.11 shall remain in full force and effect until termination of the Commitments and payment in full of all Loans and other Credit Party Obligations. Each Qualified ECP Guarantor intends that this Section 10.11 constitute, and this Section 10.11 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Guarantor that would otherwise not constitute an “eligible contract participant” under the Commodity Exchange Act. Termination and Release.Section 10.12 If, in compliance with the terms and provisions of the Credit Documents, (i) all of the Equity Interests of any Subsidiary Guarantor are sold or otherwise transferred to a Person or Persons none of which is a Credit Party (nor an Affiliate thereof) in a transaction permitted hereunder or (ii) any Subsidiary Guarantor ceases to be a Restricted Subsidiary or becomes an Excluded Subsidiary, in each case, as a result of a transaction or designation permitted hereunder (any such Subsidiary Guarantor, and any Subsidiary Guarantor referred to in clause (i), a -147- “Transferred Guarantor”), such Transferred Guarantor shall, upon the consummation of such sale or transfer or other transaction (but subject to the proviso below), be released from its obligations under this Agreement (including under Section 9.5 hereof) and the other Credit Documents, including its obligations to pledge and grant any Collateral owned by it pursuant to any Collateral Document and, in each case, in the case of a sale of all of the Equity Interests of the Transferred Guarantor, the pledge of such Equity Interests to the Administrative Agent pursuant to the Collateral Documents shall be released; provided that the Borrower shall have provided the Administrative Agent such certifications or documents as any Agent shall reasonably request (including, without limitation, at least ten (10) Business Days prior to the date of the proposed release (or such shorter period as acceptable to the Administrative Agent), a written request for release identifying the relevant Subsidiary Guarantor and a description of the transaction or designation in reasonable detail, together with a certification by the Borrower stating that such transaction or designation is in compliance with the Credit Agreement and the other Credit Documents). Upon receipt of the certifications and documents required by the preceding sentence, the Administrative Agent shall, at the Borrower’s expense, without recourse or warranty, take such actions as are reasonably necessary to effect each release described in this Section 10.12 in accordance with the relevant provisions of the Collateral Documents; provided, however, that no such release shall occur if such Subsidiary Guarantor continues to be a guarantor in respect of any Refinancing Debt, any Incremental Equivalent Debt, any Ratio Debt, any Junior Debt or any Permitted Refinancing in respect of any of the foregoing. Upon termination of the Commitments and payment in full of all Credit Party Obligations (other than (x) contingent indemnification obligations and (y) the Bank Product Debt) and the expiration or termination of all Letters of Credit, this Agreement and the Guarantees made herein shall terminate with respect to all Credit Party Obligations, except with respect to Credit Party Obligations that expressly survive such repayment pursuant to the terms of this Agreement. [Signature Pages Follow] -148- IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its proper and duly authorized officers as of the day and year first above written. BORROWER: CARROLS RESTAURANT GROUP, INC., a Delaware corporation By: Name: Title: GUARANTORS: CARROLS HOLDCO INC., a Delaware corporation By: Name: Title: CARROLS CORPORATION, a Delaware corporation By: Name: Title: CARROLS LLC, a Delaware limited liability company By: Name: Title: REPUBLIC FOODS, INC., a Maryland corporation By: Name: Title: NEW CFH, LLC, a Delaware limited liability company By: Name: Title: CAMBRIDGE FRANCHISE REAL ESTATE, LLC, a Delaware limited liability company By: Name: Title: CAROLINA QUALITY PROPERTIES, LLC, a North Carolina limited liability company By: Name: Title: CAROLINA QUALITY, LLC, a North Carolina limited liability company By: Name: Title: ALABAMA QUALITY, L.L.C., an Alabama limited liability company By: Name: Title: LOUISIANA QUALITY, LLC, a Delaware limited liability company By: Name: Title:

MIRABILE INVESTMENT CORPORATION, a Tennessee corporation By: Name: Title: TENNESSEE QUALITY, LLC, a Delaware limited liability company By: Name: Title: LQ REAL ESTATE, LLC, a Delaware limited liability company By: Name: Title: TQ REAL ESTATE, LLC, a Delaware limited liability company By: Name: Title: NASHVILLE QUALITY, LLC, a Delaware limited liability company By: Name: Title: CAMBRIDGE QUALITY CHICKEN, LLC, a Delaware limited liability company By: Name: Title: FRAYSER HOLDINGS, LLC, a Delaware limited liability company By: Name: Title: FRAYSER QUALITY, LLC, a Delaware limited liability company By: Name: Title: CAMBRIDGE SOUTHEASTERN REAL ESTATE, LLC, a Delaware limited liability company By: Name: Title: CFH REAL ESTATE, LLC, a Delaware limited liability company By: Name: Title: CAMBRIDGE CHICKEN HOLDINGS, LLC, a Delaware limited liability company By: Name: Title: CAMBRIDGE REAL ESTATE DEVELOPMENT, LLC, a Delaware limited liability company By: Name: Title: ADMINISTRATIVE AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, Issuing Lender and Administrative Agent By: Name: Title: LENDERS: COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender By: Name: Title: By: Name: Title:

SUNTRUST BANK, as a Lender By: Name: Title: By: Name: Title: MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender By: Name: Title: By: Name: Title: FIFTH THIRD BANK, as a Lender By: Name: Title: By: Name: Title: ANNEX B AMENDED AND RESTATED EXHIBIT 1.1(d)

EXHIBIT 1.1(d) [FORM OF] NOTICE OF BORROWING TO: Wells Fargo Bank, National Association, as Administrative Agent RE: Credit Agreement, dated as of [April 30], 2019, by and among Carrols Restaurant Group, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] Pursuant to [Section 2.1(b)(i)] [and] [Section 2.2(a)] of the Credit Agreement, the Borrower hereby requests the following (the “Proposed Borrowing”): [Revolving Loans be made as follows: Date Amount Interest Rate (Alternate Base Rate/ LIBOR RateAdjusted Term SOFR) Interest Period (one, two, three, or six, nine or twelve months -- for LIBORAdjusted Term SOFR Rate only) NOTE: REVOLVING LOAN BORROWINGS THAT ARE (A) ALTERNATE BASE RATE LOANS MUST BE IN A MINIMUM AGGREGATE AMOUNT OF $500,000 AND IN INTEGRAL MULTIPLES OF $250,000 IN EXCESS THEREOF (OR THE REMAINING AMOUNT OF THE REVOLVING COMMITTED AMOUNT, IF LESS) AND (B) LIBOR RATEADJUSTED TERM SOFR LOANS MUST BE IN A MINIMUM AGGREGATE AMOUNT OF $500,000 AND IN INTEGRAL MULTIPLES OF $250,000 IN EXCESS THEREOF (OR THE REMAINING AMOUNT OF THE REVOLVING COMMITTED AMOUNT, IF LESS).] [Term Loans be made as follows: Date Amount Interest Rate (Alternate Base Rate/ LIBOR Adjusted Term SOFR Rate) Interest Period (one, two, three, six, nine or twelvesix months -- for LIBOR Adjusted Term SOFR Rate only) ] Exh. 1.1(d)- 1 The undersigned hereby certifies that the following statements are true on the date hereof and will be true on the date of the Proposed Borrowing: [(a) The Specified Representations and the Specified Acquisition Agreement Representations will be true and correct in all material respects on and as of the date of the Proposed Borrowing .]1 [(b) The conditions precedent specified in Sections 4.2(a) and 4.2(b) will be satisfied on and as of the date of the Proposed Borrowing.]2 [(c) Immediately after giving effect to the making of the Proposed Borrowing (and the application of the proceeds thereof), (i) the sum of the aggregate principal amount of outstanding Revolving Loans plus outstanding LOC Obligations shall not exceed the Revolving Committed Amount then in effect, and (ii) the outstanding LOC Obligations shall not exceed the LOC Committed Amount.]3 (d) All of the conditions applicable to the Loan requested herein as set forth in the Credit Agreement shall have been satisfied. This Notice of Borrowing may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 1 Applies only to the Borrowings on the Closing Date. 2 Applies only to Borrowings after the Closing Date. 3 Applies only to Revolving Loan Borrowings after the Closing Date. Exh. 1.1(d)- 2 CARROLS RESTAURANT GROUP, INC., a Delaware corporation By: Name: Title: Exh. 1.1(d)- 3 ANNEX C AMENDED AND RESTATED EXHIBIT 1.1(e)

EXHIBIT 1.1(e) [FORM OF] NOTICE OF CONVERSION/EXTENSION TO: Wells Fargo Bank, National Association, as Administrative Agent RE: Credit Agreement, dated as of [April 30], 2019, by and among Carrols Restaurant Group, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] Pursuant to Section 2.9 of the Credit Agreement, the Borrower hereby requests [conversion][extension] of the following Loans be made as follows (the “Proposed Conversion/Extension”): Applicable Loan1 Current Type of Loan [and Interest Period]2 Date of Proposed Conversion/ Extension Principal amount to be converted/ extended Requested Interest Rate (Alternate Base Rate/LIBOR Adjusted Term SOFR Rate) Requested Interest Period (one, two, three, or six, nine or twelve months — for LIBORAdjusted Term SOFR Rate only) NOTE: PARTIAL CONVERSIONS MUST BE IN MINIMUM AMOUNTS OF $500,000 OR A WHOLE MULTIPLE OF $250,000 IN EXCESS THEREOF. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement. [The undersigned hereby certifies that no Default or Event of Default has occurred and is continuing or would result from such Proposed Conversion/Extension or from the application of the proceeds thereof unless, in the case of a continuation of a LIBOR an Adjusted Term SOFR Rate Loan, the Borrower shall have notified the Administrative Agent of such Default or Event of Default in accordance with Section 5.7(a) of the Credit Agreement and the continuation is permitted by Section 2.9(b) of the Credit Agreement.]3 This Notice of Conversion/Extension may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 1 E.g., Initial Term Loans, Extended Term Loans, Incremental Term Loans, Refinancing Term Loans, Revolving Loans, Extended Revolving Loans or Replacement Revolving Loans. 2 E.g., Alternate Base Rate Loans or LIBOR RateAdjusted Term SOFR Loans; include Interest Period only if LIBOR RateAdjusted Term SOFR Loans. 3 Applicable only with respect to continuations of or conversions to LIBOR RateAdjusted Term SOFR Loans. Exh. 1.1(e)- 1 CARROLS RESTAURANT GROUP, INC., a Delaware corporation By: Name: Title: Exh. 1.1(e)- 1